                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-CSR

                    CERTIFIED SHARHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-5344

                               William Blair Funds
               (Exact name of registrant as specified in charter)

                    222 West Adams Street, Chicago, IL 60606
               (Address of principal executive offices) (Zip Code)

                                   Marco Hanig
                               William Blair Funds
                    222 West Adams Street, Chicago, IL 60606
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 312-236-1600

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.  December 31, 2003 Annual Reports transmitted to shareholders.

                                       [LOGO APPEARS HERE]  WILLIAM BLAIR FUNDS












                                                                  ANNUAL REPORT
                                   ---------------------------------------------
                                            DECEMBER 31, 2003

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 11

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 12
                   Portfolio of Investments................ 16

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 17
                   Portfolio of Investments................ 20

                 Small-Mid Cap Growth Fund
                   An Overview from the Portfolio Managers. 21
                   Portfolio of Investments................ 23

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 24
                   Portfolio of Investments................ 27

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 30
                   Portfolio of Investments................ 33

                 Income Fund
                   An Overview from the Portfolio Managers. 34
                   Portfolio of Investments................ 37

                 Ready Reserves Fund
                   An Overview from the Portfolio Managers. 39
                   Portfolio of Investments................ 41

                 Financial Statements...................... 43

                 Notes to Financial Statements............. 49

                 Board of Trustees......................... 70

                 Officers.................................. 70


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

December 31, 2003                                        William Blair Funds  1

[PHOTO]

Marco Hanig


--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

After three years of declines, the stock market finally had a broad-based rally. The Standard & Poor's 500 Index of large cap stocks posted a 28.68% return, the Russell 2000(R)/ /Index of small cap stocks was up 47.25%, and the MSCI World Ex-US Index of foreign stocks was up 41.41%.

After drifting lower in the first quarter, the market's psychology turned around sharply once victory in Iraq was assured. More fundamental economic factors also helped: the combination of a tax cut, low interest rates, and a depreciating dollar provided a strong stimulus to the economy, which led to GDP growth in excess of 8% in the third quarter.

Looking across asset classes, small cap funds outperformed large cap funds by a sizable margin, while return differences between value and growth were not very pronounced:

                        Total Returns by Fund Category
                      January 1 through December 31, 2003

                                    Value  Blend Growth
                                   -----  -----  ------
                         Large Cap 28.40% 26.72% 28.55%
                         Mid Cap.. 34.38% 36.42% 36.09%
                         Small Cap 42.71% 42.77% 45.00%

Three of our funds had outstanding performance relative to their Morningstar peer groups: the Small Cap Growth Fund was up 61.88% versus 45.00% for its Small Growth peers, the International Growth Fund was up 42.21% versus 33.15% for its Foreign Large Growth peers, and the Income Fund was up 3.68% versus 2.39% for its Short-Term Bond peers.

The Small Cap Growth Fund grew from $79 MM to $519 MM in 2003, and was closed to new investors at year-end to keep the portfolio manageable. At that time we opened a new fund, the Small-Mid Cap Growth Fund, which invests in small and mid-cap growth companies. In the small-cap portion of its holdings, this fund will have the ability to "let its winners run" as these companies mature into mid-cap companies.

In November, we adopted several new measures to deter market timing, including strengthened redemption fees, and fair value pricing for foreign securities. We remain committed to protecting our shareholders' best interests, and will continue to monitor whether additional measures to curb abusive trading may be necessary.

Amidst the scandals that have rocked the mutual funds industry, we continue to be guided by the words of our firm's founder: "if our clients succeed, our success will follow." We very much appreciate that you have chosen to invest in our funds, and we will do our utmost to continue to earn your trust in everything we do.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
Morningstar category return represents the average annual composite performance of all mutual funds listed in a particular category (such as Large Cap Growth) by Morningstar.
Please refer to the performance and Morningstar Ratings tm disclosure for the Funds found on page 3.

2  Annual Report                                              December 31, 2003

--------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2003--CLASS N SHARES
--------------------------------------------------------------------------------


                                                                                         10 Yr
                                                                                       (or since  Inception
                                                         1 Yr       3 Yr      5 Yr     inception)   Date
                                                           -----     ------    -----   ---------- ---------
Growth Fund                                              23.70      -7.43     -2.51        8.11   3/20/46
Morningstar Large Cap Growth                             28.55     -10.39     -3.20        7.96
Russell 3000(R) Growth                                   30.97      -8.84     -4.69        8.81
Standard & Poor's 500                                    28.68      -4.05     -0.57       11.07

Tax-Managed Growth Fund
Return before Taxes                                      22.59      -5.86                 -4.22   12/27/99
After Taxes on Distributions                             22.59      -5.86                 -4.22
After Taxes on Distributions and Sale of Fund Shares     14.69      -4.93                 -3.55
Morningstar Large Cap Growth                             28.55     -10.39                    --
Russell 3000(R) Growth                                   30.97      -8.84                -12.23

Large Cap Growth Fund                                    23.54     -11.13                -12.21   12/27/99
Morningstar Large Cap Growth                             28.55     -10.39                    --
Russell 1000(R) Growth                                   29.75      -9.36                -12.68

Small Cap Growth Fund                                    61.88      19.06                 23.05   12/27/99
Morningstar Small Cap Growth                             45.00      -2.09                    --
Russell 2000(R) Growth                                   48.54      -2.03                 -6.38
The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market.
Since then, IPOs have had an insignificant effect on the Fund's performance. As the Fund grows, the impact of IPOs is likely to diminish.

Small-Mid Cap Growth Fund                                   --         --        --       -0.60   12/29/03
Morningstar Mid-Cap Growth                                  --         --        --          --
Russell 2500(R) Growth                                      --         --        --       -0.61

International Growth Fund                                42.21       1.36     13.44       10.36   10/1/92
Morningstar Foreign Large Growth                         33.15      -6.69     -0.87        2.49
MSCI World Free Ex-US                                    41.41      -0.96      1.55        4.66

Value Discovery Fund                                     39.31      13.46     12.99       13.76   12/23/96
Morningstar Small Cap Value                              42.71      14.32     12.86          --
Russell 2000(R)                                          47.25       6.27      7.13        8.01
Russell 2000(R) Value                                    46.03      13.83     12.28       12.16

Income Fund                                               3.68       6.24      5.76        6.00   10/1/90
Morningstar Short-Term Bond                               2.39       5.02      5.07        5.28
Lehman Intermediate Govt./Credit Bond Index               4.31       7.68      6.65        6.63

                                                                  Overall
                                                                Morningstar
                                                                  Rating
                                                         --------------------------
Growth Fund                                                         ***
Morningstar Large Cap Growth                                     Among 959
Russell 3000(R) Growth                                       large growth funds
Standard & Poor's 500

Tax-Managed Growth Fund                                             ****
Return before Taxes                                              Among 959
After Taxes on Distributions                                 large growth funds
After Taxes on Distributions and Sale of Fund Shares
Morningstar Large Cap Growth
Russell 3000(R) Growth

Large Cap Growth Fund                                               ***
Morningstar Large Cap Growth                                     Among 959
Russell 1000(R) Growth                                       large growth funds

Small Cap Growth Fund                                              *****
Morningstar Small Cap Growth                                     Among 506
Russell 2000(R) Growth                                       small growth funds
The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market.
Since then, IPOs have had an insignificant effect on the Fund's performance. As the Fund grows, the impact of IPOs is likely to diminish.

Small-Mid Cap Growth Fund                                        Not rated.
Morningstar Mid-Cap Growth
Russell 2500(R) Growth

International Growth Fund                                          *****
Morningstar Foreign Large Growth                                 Among 164
MSCI World Free Ex-US                                    foreign large growth funds

Value Discovery Fund                                                ***
Morningstar Small Cap Value                                      Among 188
Russell 2000(R)                                              small value funds
Russell 2000(R) Value

Income Fund                                                        *****
Morningstar Short-Term Bond                                      Among 201
Lehman Intermediate Govt./Credit Bond Index                short-term bond funds

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

   Tax-Managed Growth Fund's after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for other classes will vary.

   Morningstar Ratings/TM /are as of 12/31/03 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ****/***/***, Tax-Managed Growth Fund ****/NA/NA, and Large Cap Growth Fund ***/NA/NA, out of 959/615/219 large growth funds; Small Cap Growth Fund *****/NA/NA out of 506 small growth funds; Value Discovery Fund ***/***/NA out of 188/137 small value funds; International Growth Fund *****/*****/***** out of 164/127/29 foreign large growth funds; Income Fund *****/****/***** out of 201/161/81 short-term bond funds.

   For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 1/04

                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Growth Fund posted a 23.70% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmarks, the Russell 3000(R) Growth Index increased 30.97%, while the Standard & Poor's 500 Index increased 28.68%.

What were the most significant factors impacting Fund performance?

The year was an encouraging change for equity markets and the Fund's portfolio produced very good absolute performance. We had good success with new investments and longstanding holdings. However low quality, low price stocks ruled the performance derby. Portfolio returns for longer time frames (3-5 yrs) continue to exceed the benchmark. We expect 2004 to be another good year for equities with a return to excellent results.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

Our Technology and small cap stocks performed very well during the year. New names such as Jabil Circuit (a manufacturing outsourcing company in the Technology sector), Zimmer Holdings (a manufacturer of artificial knees and hips) and Strayer Education (a small cap post secondary degree granting university) were strong contributors. Longstanding holdings such as Intel and CarMax also out-performed. Health Care was strong with our large cap drug investments up a modest 10-15% and we had winners in the device and service areas with Alcon, Integra and United Health. Fourth quarter performance was a bit more balanced by company size and sector.

Twenty-one stocks in the Fund's portfolio were up more than 30% for the year and two stocks, EMC and Genentech, more than doubled.

New to the portfolio is Suncor, the first energy company in a William Blair portfolio in many years. In contrast to most exploration companies, the company has a quality advantage by having a very long-lived oil reserve base that provides very stable finding costs. A combination of the long-term decline in drilling activity through the 1990's and the increasing demand by China's and India's industrialization should benefit Suncor. We forecast several years of consistent, solid earnings growth and the stock is reaffirming our view by being off to a good start since our purchase.

Were there any investments that did not measure up to your expectations?

We traditionally have a 25% to 30% weighting in the large cap segment of the market. This portion of the portfolio was up about 21%, lagging other sectors and indices by a significant margin. There were no major fundamental disappointments, but with so many companies rescued from the edge of disaster by the economic rebound, there simply was not enough earnings leverage at the start of the economic recovery to boost our companies' shares. Stock

4  Annual Report                                              December 31, 2003
prices of these "lower quality" (companies rated C or D by the Standard & Poor's rating agency) rebounded 81%. We were premature in reducing the Fund's small cap and cyclical exposure with sales of Whole Foods, Fastenal and Texas Instruments.

On the negative side there were three stocks, Baxter, AFC Enterprises and Automatic Data Processing, which were down about 25% for the year.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Now that the economic recovery cycle has commenced, there is less controversy about the outlook. Indicators that we watch, as stock pickers, are positive for continued earnings growth. The yield curve is positive and commodity prices are up, signaling the return of corporate pricing power. We do not engage in out-guessing the Federal Reserve on interest rates, but rates do tend to follow the Index of Leading Economic Indicators, which is rising. The most concerning development is the decline of over 28% in the trade-weighted dollar over the past two years. The current exchange level has fallen to 1996 levels--about the middle of the range before the bubble in U.S. technology stocks so our concern is mild for the moment. The decline in the currency, paired with the revival in gold prices, has us watchful about valuation for U.S. equities. All these factors considered, we are still expecting another good year for equities, but not the +28% we had in 2003.

The secular trend of globalization re-emerged last year after a hiatus post 9/11. The two most populous nations, India and China, are embracing modern economic development policies and competitive business practices. A significant challenge for us as investment managers will be to remain mindful of these trends and the competitive position of our investments. We made adaptations in our Technology holdings last year partly because of this analysis. An intermediate trend is the effect of the Sarbanes-Oxley legislation for U.S. companies. This is a positive since it should improve corporate governance.

Our portfolio characteristics remain consistent with our investment philosophy. This past year we adapted the portfolio to the cyclical opportunities by adding our first energy position in five years and boosting our industrial positions. By year-end, the technology positions had out-performed to such an extent that we began repositioning based on limited further improvement and higher valuations.

As the cycle begins to mature through 2004, the Growth Fund, and quality in general, should gain an advantage. The Growth Fund invests in high quality growth companies that demonstrate consistent long-term earnings. Our focus is on adding value for our clients and we look forward to another prosperous year in 2004.

December 31, 2003                                        William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                                  Annual Total Return
                               --------------------------------------------------------
                                 2003      2002     2001     2000          1999
                               ------  ------   ------   -------   ------------
Growth Fund Class N...........  23.70% (25.85)% (13.53)%   (7.47)%        19.98%
Growth Fund Class I...........  24.14  (25.71)  (13.33)    (7.27)         19.91(a)(b)
Russell 3000(R) Growth Index..  30.97  (28.03)  (19.63)   (22.42)         33.82
S&P 500 Index.................  28.68  (22.10)  (11.88)    (9.11)         21.04
                               ----------------------------------------------------------
                               Average Annual Total Return
                               ----------------------------------------------------------
                                                                          Since
                               1 Year    3 Year   5 Year  10 Year  Inception(c)
                               ------  ------   ------   -------   ------------
Growth Fund Class N...........  23.70%  (7.43)%  (2.51)%    8.11%            --%
Growth Fund Class I...........  24.14   (7.20)      --        --          (2.74)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from October 1, 1999 to December
                               31, 2003.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

       Growth Fund -   Russell 3000/R/       S&P 500
         Class N         Growth Index         Index
1993     $10,000           $10,000           $10,000
1994      10,600            10,200            10,100
1995      13,700            14,000            13,900
1996      16,200            17,000            17,100
1997      19,500            21,900            22,900
1998      24,800            29,600            29,400
1999      29,700            39,600            35,600
2000      27,500            30,700            32,300
2001      23,800            24,700            28,500
2002      17,600            17,800            22,200
2003      21,800            23,300            28,600


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6   Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

           ------------------------------------------------- -------
           Shares                                              Value
           ------------------------------------------------- -------
           Common Stocks
           Information Technology--34.9%
           288,200 *BEA Systems, Inc........................ $ 3,545
            95,200 CDW Corporation..........................   5,499
           368,400 *Cisco Systems, Inc......................   8,948
            94,700 *Cognos, Inc.+...........................   2,900
           153,900 *Dell Computer Corporation...............   5,226
            96,500 *Digital Insight, Inc....................   2,403
           398,100 *EMC Corporation.........................   5,143
           216,000 First Data Corporation...................   8,875
           112,500 *Intuit, Inc.............................   5,952
           153,125 *Iron Mountain, Inc......................   6,055
           195,300 *Jabil Circuit, Inc......................   5,527
           260,000 Microsoft Corporation....................   7,160
           157,800 Paychex, Inc.............................   5,870
           216,200 *SAP AG--ADR.............................   8,985
            32,800 *StarTek, Inc............................   1,338
           247,900 *SunGard Data Systems, Inc...............   6,869
           786,100 *Taiwan Semiconductor Mfg. Co. Ltd.--ADR.   8,050
                                                             -------
                                                              98,345
                                                             -------
           Health Care--23.1%
           108,200 Alcon, Inc.+.............................   6,550
           127,200 *Amgen, Inc..............................   7,861
           199,800 *Axcan Pharma, Inc.+.....................   3,127
           108,900 Eli Lilly & Company......................   7,659
            80,600 *Integra LifeSciences Holding Corporation   2,308
           180,800 Medtronic, Inc...........................   8,789
           257,050 Pfizer, Inc..............................   9,082
            88,400 *ResMed, Inc.............................   3,672
           128,000 UnitedHealth Group, Inc..................   7,447
           122,800 *Zimmer Holdings, Inc....................   8,645
                                                             -------
                                                              65,140
                                                             -------
           Consumer Discretionary--13.0%
           196,400 *Bed, Bath & Beyond, Inc.................   8,514
            97,400 *CarMax, Inc.............................   3,013
           143,700 Clear Channel Communications, Inc........   6,729
           115,400 *Cox Communications, Inc., Class "A".....   3,976
           125,000 Family Dollar Stores, Inc................   4,485
           115,700 Harley-Davidson, Inc.....................   5,499
            99,900 *Kohl's Corporation......................   4,490
                                                             -------
                                                              36,706
                                                             -------
           Financials--10.0%
            72,000  Federal National Mortgage Association...   5,404
           300,000  SLM Corporation.........................  11,304
           149,500  State Street Corporation................   7,786
            47,900  XL Capital Ltd., Class "A"+.............   3,715
                                                             -------
                                                              28,209
                                                             -------
           Industrials and Services--9.4%
           110,000  C.H. Robinson Worldwide, Inc............   4,170
           101,248  Danaher Corporation.....................   9,290
           118,900 *Knight Transportation, Inc..............   3,050
           174,000 *Labor Ready, Inc........................   2,279
           116,300 *Ryanair Holdings plc--ADR...............   5,889
            17,500  Strayer Education, Inc..................   1,905
                                                             -------
                                                              26,583
                                                             -------

----------
*Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

             ----------------------------------------------- --------
             Shares                                              Value
             ----------------------------------------------- --------
             Common Stocks--(continued)
             Consumer Staples--6.2%
               182,200   PepsiCo, Inc....................... $  8,494
                76,800   *Performance Food Group............    2,778
               168,400   Walgreen Co........................    6,126
                                                             --------
                                                               17,398
                                                             --------
             Energy--2.8%
                35,500   *Apache Corporation................    2,879
               193,300   Suncor Energy, Inc.+...............    4,844
                                                             --------
                                                                7,723
                                                             --------
             Total Common Stock--99.4%
               (cost $218,506)..............................  280,104
                                                             --------
             Short-Term Investments
             5,816,070   William Blair Ready Reserves Fund..    5,816
                                                             --------
             Total Short-Term Investments--2.1%
               (cost $5,816)................................    5,816
                                                             --------
             Total Investments--101.5%
               (cost $224,322)..............................  285,920
             Liabilities, plus cash and other assets--(1.5)%   (4,266)
                                                             --------
             Net assets--100.0%............................. $281,654
                                                             ========

                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  7

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

[PHOTO]

SEITZ

Michelle Seitz Musolino


--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

For the 12-month period ended December 31, 2003, the Tax-Managed Growth Fund gained 22.59% on a total return basis (Class N Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, increased 30.97%, while the Standard & Poor's 500 Index increased 28.68%.

What were the most significant factors impacting Fund performance?

The past year was one in which attention was focused on the economic recovery and its prospects for stimulating investment by companies and employment growth. The stage had been set early in the year as a result of the recent additional tax cuts signed into law by the President, a declining interest rate environment, and a lower U.S. dollar.

In addition, the equity markets were buoyed in 2003 by renewed appetite for risk on the part of many investors. This speculative sentiment took hold in the last two weeks of the first quarter and provided additional "jet fuel" for the markets during the second quarter.

The Fund lagged its benchmark largely as a result of the fact that lower-quality, and more highly leveraged companies were the best performing issues throughout the year, as investors believed these companies would stand to benefit the most from an economic recovery. However, the majority of these types of companies do not fit our high quality growth criteria.

Although the lower quality stock rally showed signs of easing in the fourth quarter, cyclical stocks took over market leadership in terms of performance, especially as news of stronger-than-expected growth in the economy was released.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Fund benefitted from excellent performance from a number of its Consumer Discretionary and Information Technology holdings. Both sectors reflected expectations that the rebound in the economy would lead to an increase in consumer spending. Computer chip manufacturers also benefited from expectations of increased technology spending by corporations. Among our Information Technology holdings, Xilinx was the Fund's greatest contributor to the Fund in percentage terms.

Investors Financial Services, a position that was added to the Fund in the second quarter, was the Fund's second largest contributor. Investors Financial Services provides custody and other services to mutual fund companies and pension plans, and has seen its fees rise as its client assets under management rise with the markets.

8   Annual Report                                             December 31, 2003

CarMax, a retailer of used cars and light trucks, was the third-best contributor. CarMax is the share leader in a very fragmented marketplace. The price of CarMax declined almost 19% during the first quarter on fears concerning deteriorating consumer confidence. In the second and third quarters, however, the negative sentiment about CarMax had radically reversed, and was validated by the company's strong performance both in terms of analysts' estimates of comparable store sales as well as its earnings results.

Were there any investments that did not measure up to your expectations?

There were no sectors that we considered poor performers, and there were really only two companies that we considered to be major disappointments.

The first was ADP, which suffered a 24.8% decline in its share price. ADP, whose major business is business payroll processing, did not meet its earnings targets as a result of modest employment growth. As the company failed to measure up to our high quality growth criteria, we sold it out of the Fund's portfolio earlier in the year.

The second was Weight Watchers, which investors pummeled over nervousness about the company's growth rate. We viewed this more as an aberration rather than any fundamental change in the company's business. Simply put, investors preferred to chase other more speculative issues.

What is your outlook for the Fund and the year ahead? How is the Fund positioned based on this outlook?

Looking out over the year ahead, we expect an improving employment picture, which should contribute to continued corporate earnings growth. We expect another good year for equities, but not the heady returns of 2003.

As we have stated, many of this year's top-performing stocks were lower-quality and more speculative companies without a demonstrated history of consistent earnings growth. In 2004, we believe that investors will shift their attention towards more profitable companies with good balance sheets and higher returns on invested capital. As such, we expect the coming year to be one in which our high quality growth emphasis will play a critical role.

December 31, 2003                                        William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                                Annual Total Return
                                ------------------------------------------------------
                                  2003      2002         2001       2000 1999(a)(b)
                                ------  ------   ------------   ------   ----------
Tax-Managed Growth Fund Class N  22.59% (24.37)%       (10.02)%  (0.98)%       1.80%
Tax-Managed Growth Fund Class I  22.83  (24.12)         (9.79)   (0.69)        1.80
Russell 3000(R) Growth Index...  30.97  (28.03)        (19.63)  (22.42)        0.79
S&P 500 Index..................  28.68  (22.10)        (11.88)   (9.11)        0.85
                                --------------------------------------------------------
                                Average Annual Total Return
                                --------------------------------------------------------
                                                        Since
                                1 Year    3 Year Inception(c)
                                ------  ------   ------------
Tax-Managed Growth Fund Class N  22.59%  (5.86)%        (4.22)%
Tax-Managed Growth Fund Class I  22.83   (5.62)         (3.97)

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to
                               December 31, 2003.



                            Illustration of an assumed investment of $10,000

                                    [CHART]

                 12/27/99    6/00   12/00     6/01   12/01     6/02   12/02    6/03    12/03
Tax-Managed
Growth Fund
Class N          $10,000   10,400  10,100    9,200   9,100    7,600   6,900   7,400    8,400

Russell 3000(R)
Growth Index     $10,000   10,500   7,800    6,800   6,300    5,000   4,500   5,100    5,900

S&P 500 Index    $10,000   10,000   9,200    8,600   8,100    7,000   6,300   7,000    8,100



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


10  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)


              --------------------------------------------- ------
              Shares                                         Value
              --------------------------------------------- ------

              Common Stocks
              Consumer Discretionary--22.2%
              2,345 *Bed, Bath & Beyond, Inc............... $  102
              3,100 *CarMax, Inc...........................     96
              2,400 Clear Channel Communications...........    112
              4,725 *Comcast Corporation, Class "A"........    148
              3,775 Family Dollar Stores, Inc..............    135
              1,550 Harley-Davidson, Inc...................     74
              3,700 *InterActiveCorp.......................    126
              1,130 *Kohl's Corporation....................     51
              3,275 Lowe's Companies, Inc..................    181
              4,425 Regis Corporation......................    175
              2,050 Univision Communications, Inc..........     81
              2,550 Weight Watcher's International, Inc....     98
              4,150 Williams-Sonoma, Inc...................    144
                                                            ------
                                                             1,523
                                                            ------
              Information Technology--21.0%
              6,500 BISYS Group............................     97
              3,100 CDW Corporation........................    179
              3,650 First Data Corporation.................    150
              3,330 *Fiserv, Inc...........................    131
              3,550 *Intuit, Inc...........................    188
              4,050 *Jabil Circuit, Inc....................    115
                850 Maxim Integrated Products..............     42
              2,800 Microchip Technology, Inc..............     93
              4,420 Microsoft Corporation..................    122
              1,950 Paychex, Inc...........................     73
              3,350 *SunGard Data Systems, Inc.............     93
              8,420 *Taiwan Semiconductor Mfg. Co. Ltd--ADR     86
              2,000 *Xilinx, Inc...........................     77
                                                            ------
                                                             1,446
                                                            ------
              Health Care--17.3%
              2,385 Alcon, Inc.+...........................    144
                910 *Allegran, Inc.........................     70
              2,100 *Amgen, Inc............................    130
              1,450 Eli Lilly & Company....................    102
              1,745 *Express Scripts, Inc..................    116
              1,550 Medtronic, Inc.........................     75
              4,130 Pfizer, Inc............................    146
              3,575 *ResMed, Inc...........................    149
                775 Stryker Corporation....................     66
              2,670 *Zimmer Holdings, Inc..................    188
                                                            ------
                                                             1,186
                                                            ------

----------
*Non-income producing securities
ADR = American Depository Receipt
+ = US. listed foreign security

            ------------------------------------------------ ------
            Shares                                             Value
            ------------------------------------------------ ------

            Common Stocks--(continued)
            Financials--15.2%
              4,525 ACE Limited+............................ $  187
              1,450 American International Group............     96
              2,550 Investors Financial Services Corporation     98
              1,350 M&T Bank Corporation....................    133
              2,425 Moody's Corporation.....................    147
              3,900 SLM Corporation.........................    147
              2,865 State Street Corporation................    149
              1,150 XL Capital Ltd. Class "A"+..............     89
                                                             ------
                                                              1,046
                                                             ------
            Industrials and Services--11.8%
              2,800 C.H. Robinson Worldwide, Inc............    106
              1,575 *ChoicePoint, Inc.......................     60
              2,260 Danaher Corporation.....................    207
              2,790 Expeditors International of Washington..    105
              3,555 Fastenal Company........................    178
              3,075 Ryanair Holdings plc--ADR...............    156
                                                             ------
                                                                812
                                                             ------
            Consumer Staples--6.8%
              1,000 *Avon Products, Inc.....................     67
              1,250 *Colgate-Palmolive Company..............     63
              3,500 *PepsiCo, Inc...........................    163
              2,700 *Walgreen Co............................     98
              1,180 *Whole Foods Market, Inc................     79
                                                             ------
                                                                470
                                                             ------
            Materials--3.2%
              6,640 Airgas, Inc.............................    143
              2,020 Praxair, Inc............................     77
                                                             ------
                                                                220
                                                             ------
            Energy--2.5%
              6,820 Suncor Energy, Inc.+....................    171
                                                             ------
            Total Common Stock--100.0%
              (Cost $5,426)...............................    6,874
                                                             ------

            Short-Term Investments
            125,227 William Blair Ready Reserves Fund.......    125
                                                             ------
            Total Short-Term Investments--1.9%
              (Cost $125).................................      125
                                                             ------
            Total Investments--101.9%
              (Cost $5,551)...............................    6,999
            Liabilities, plus cash and other assets--(1.9)%.   (128)
                                                             ------
            Net assets--100.0%.............................. $6,871
                                                             ======


                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  11

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Large Cap Growth Fund posted a 23.54% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, increased 29.75%.

What were the most significant factors impacting Fund performance?

Energized by signs of an economic rebound, the stock market posted a sharp advance in 2003. The strongest gains came in the second and fourth quarters, starting just before the economy began to accelerate. Particularly noteworthy was the Commerce Department's release of a revised gross domestic product figure in late November showing that the economy raced ahead at an 8.2% annual rate--a full percentage point higher than its previous estimate, and the fastest pace in nearly two decades.

The year had not started off so positively, however. The market environment was very volatile in the first quarter and a very difficult one for us as investors. After satisfactorily overcoming a huge wall of pessimism about the Iraq War, the state of the economy and concerns over the integrity of corporate balance sheets, the stock market finally broke free of its downward spiral late in the first quarter. The success of Coalition forces in the Iraq conflict, signs of improvement in the economy and greater confidence that the worst of the corporate scandals had been dealt with, all contributed to a positive stock market environment.

The rally that began in the final two weeks of the first quarter extended itself for 10 more weeks into the second quarter. From the trough to peak of this initial rebound, the market was up over 25% in less than 90 days. It was a very normal rally from the bottom of the recent bear market, and was totally consistent with the pattern of previous war or recession induced bear market bottoms.

The major determinant with regard to Fund performance through the first three quarters of the year was quality. Lower quality, highly leveraged companies, both financially and operationally, performed the best, because these companies were perceived to be the greatest beneficiaries of a strengthening economy. High quality companies, such as those the Fund owns, tend to not decline as sharply in a declining market environment, but do not appreciate as much as their lower quality counterparts in a rising market, either.

The Fund outperformed in July and August, but gave back some of those gains--and more--in September. It was very much an environment where investors focused on day-to-day news in the market. With many stocks trading at high Price/Earnings multiples, bad news about companies--or rumors--was not taken well.

Finally in the fourth quarter, the lower quality stock rally began to fade. But by this time, cyclical stocks took the lead in terms of performance, particularly with the good news being released about the economy.

12   Annual Report                                            December 31, 2003

Can you provide examples of investments that contributed to the Fund's performance?

Technology was really the standout sector for the Fund in terms of performance, especially companies perceived to having cyclical exposure to improving economic conditions.

The Biotechnology sector also turned in a stellar performance, with Genentech, in particular, the best-performing investment for the Fund for the year. Genentech became the first with a new FDA-approved biologic treatment to market, and by year-end had received FDA approval for a second drug.

Were there any areas or investments that did not perform as well?

The Consumer Staples, Retail, and Pharmaceutical sectors all underperformed the market, although the Fund was slightly underweight these groups compared to its benchmark.

Overall, it was not so much a case of the Fund's investments not performing well, but rather lower-quality and cyclical companies outperforming the companies in the Fund's portfolio. Two notable examples were two of the Fund's largest holdings, Microsoft and Pfizer.

Baxter International was the weakest-performing company for the Fund for the year, an investment we sold in the first quarter.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Now that the economic cycle has entered, by consensus, mid-stream, there is less controversy about the outlook. Indicators that we watch, as stock pickers, are positive for continued earnings growth. The yield curve is positive and commodity prices are up, signaling the return of corporate pricing power. We do not engage in out-guessing the Federal Reserve on interest rates, but rates do tend to follow the Index of Leading Economic Indicators, which is rising. The most concerning development is the decline of over 28% the past two years in the trade-weighted dollar. The current exchange level is about the middle of the range before the bubble in U.S. technology stocks (i.e., the ten years ended 1996), so our concern is mild for the moment. The decline in the currency, paired with the revival in gold prices, has us watchful about valuation for U.S. equities. We expect another good year for equities, but not the 20+% returns of 2003.

The secular trend of globalization re-emerged last year after a hiatus in the wake of 9/11. The two most populous nations, India and China, are embracing modern economic development policies and competitive business practices. A significant challenge as investment managers will be to be mindful of these trends and the competitive position of our investments on that additional dimension. We made adaptations in our technology holdings last year partly because of this analysis. An intermediate trend is the effect of the Sarbanes-Oxley legislation for U.S. companies. This is a positive for us, since it should improve corporate governance. The specific issue of greater attention to internal control processes at the board and CEO level because of sign-off requirements will broaden the number of investment candidates for us. Recall our approach is to fundamentally research companies in search of high quality businesses. While this upgrade in internal processes cannot change some of our criteria such as making a business inherently more predictable, change the debt ratio or improve pricing power, frank attention by managements to issues opaque prior to the new requirements is an investment criterion for us.

Our portfolio characteristics remain in clear harmony with our philosophy of quality growth. The moderate volatility characteristics of quality investments had their predictable effects in a recovery year such as 2003, but the moderate turnover the Fund typically exhibits was

December 31, 2003                                       William Blair Funds  13
highlighted in some outside academic research as a proven long-term element in good investors returns. A mid-stream year, cyclically speaking, should give the Large Cap Growth Fund, and quality in general, an advantage in the short run, too. For example, we adapted the portfolio within the quality framework to the cyclical changes with our first energy position in over five years and boosted our industrial positions. By year-end, the technology positions had helped to such an extent that we began some repositioning based on limited further improvement and high valuation.

We have no plans to add stocks in any one particular area but may reduce our Technology sector weighting further if prices move significantly higher from current levels. We anticipate the heavy tide favoring cyclical stocks to wind down, and economic growth as measured by the gross national product (GNP) to begin to slow to a more sustainable rate in 2004.


14  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                            Annual Total Return
                            ----------------------------------------------------

                                  2003     2002     2001     2000 1999(a)(b)
                                -----  ------   ------   ------   ----------
  Large Cap Growth Fund Class N 23.54% (28.57)% (20.47)% (16.67)%       1.40%
  Large Cap Growth Fund Class I 24.27  (28.49)  (20.43)  (16.47)        1.40
  Russell 1000(R) Growth Index. 29.75  (27.88)  (20.42)  (22.42)        0.46

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                             Since
                                     1 Year    3 Year Inception(c)
                                     ------  ------   ------------
       Large Cap Growth Fund Class N  23.54% (11.13)%       (12.21)%
       Large Cap Growth Fund Class I  24.27  (10.91)        (11.99)

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to
                               December 31, 2003.



               Illustration of an assumed investment of $10,000

                                     [CHART]

                Large Cap
               Growth Fund    Russell 1000/R/
                 Class N       Growth Index
12/27/99        $10,000         $10,000
    6/00         10,100          10,500
   12/00          8,500           7,800
    6/01          7,100           6,700
   12/01          6,700           6,200
    6/02          5,400           4,900
   12/02          4,800           4,500
    6/03          5,200           5,100
   12/03          5,900           5,800


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2003                                       William Blair Funds  15

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)


             ----------------------------------------------- ------
             Shares                                           Value
             ----------------------------------------------- ------

             Common Stocks
             Information Technology--34.9%
              8,800 *BEA Systems, Inc....................... $  108
              9,425 *Cisco Systems, Inc.....................    229
              4,275 *Dell Computer Corporation..............    145
              8,400 *EMC Corporation........................    109
              5,550 First Data Corporation..................    228
              2,350 *Intuit, Inc............................    124
              3,335 Linear Technology Corporation...........    140
              9,770 Microsoft Corporation...................    269
              2,900 Paychex, Inc............................    108
              4,650 *SAP AG--ADR............................    193
              4,535 *SunGard Data Systems, Inc..............    126
             14,350 *Taiwan Semiconductor Mfg. Co. Ltd.--ADR    147
                                                             ------
                                                              1,926
                                                             ------
             Health Care--23.9%
              2,150 Alcon, Inc+.............................    130
              1,885 *Amgen, Inc.............................    116
              1,955 Eli Lilly & Company.....................    138
              1,250 *Genentech, Inc.........................    117
              4,090 Medtronic, Inc..........................    199
              8,090 Pfizer, Inc.............................    286
              3,190 UnitedHealth Group, Inc.................    186
              2,100 *Zimmer Holdings, Inc...................    148
                                                             ------
                                                              1,320
                                                             ------
             Consumer Discretionary--13.9%
              4,500 *Bed, Bath & Beyond, Inc................    195
              3,210 Clear Channel Communications, Inc.......    150
              5,925 *Cox Communications, Inc., Class "A"....    204
              2,100 Harley-Davidson, Inc....................    100
              2,650 *Kohl's Corporation.....................    119
                                                             ------
                                                                768
                                                             ------

----------
*Non-income producing securities
ADR = AmericanDepository Receipt
+U.S. listed foreign security

            ----------------------------------------------- ------
            Shares                                            Value
            ----------------------------------------------- ------

            Common Stocks--(continued)
            Financials--10.6%
                1,950 Federal National Mortgage Association $  146
                5,250 SLM Corporation......................    198
                3,295 State Street Corporation.............    172
                  875 XL Capital Ltd., Class "A"+..........     68
                                                            ------
                                                               584
                                                            ------
            Consumer Staples--8.1%
                1,975 Avon Products, Inc...................    133
                2,700 PepsiCo, Inc.........................    126
                5,175 Walgreen Co..........................    188
                                                            ------
                                                               447
                                                            ------
            Industrials and Services--3.3%
                1,981 Danaher Corporation..................    182
                                                            ------
            Energy--1.3%
                2,800 Suncor Energy, Inc.+.................     70
                                                            ------
            Total Common Stock--96.0%
              (cost $4,337)................................  5,297
                                                            ------
            Short-Term Investments
              235,014 William Blair Ready Reserves Fund....    235
            Total Short-Term Investments--4.2%
              (cost $235)..................................    235
                                                            ------
            Total Investments--100.2%
              (cost $4,572)................................  5,532
            Liabilities, plus cash and other assets--(0.2)%    (13)
                                                            ------
            Net assets--100.0%............................. $5,519
                                                            ======

                See accompanying Notes to Financial Statements.

16  Annual Report                                             December 31, 2003

[PHOTO]

Michael P. Balkin

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that are of high quality and are expected to have solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Small Cap Growth Fund posted a 61.88% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2003. This was well ahead of its benchmark, the Russell 2000 Growth(R) Index, which increased 48.54% during the period, and the Russell 2000(R) Index, which rose 47.25%.

Effective December 31, 2003, the Fund was closed to new investors in order to keep the portfolio manageable.

What were the most significant factors impacting Fund performance?

The stock market finished the year on a high note with good momentum going into 2004. Small cap stocks led the way as the Russell 2000(R) broke its old record and beat the Russell 1000(R) Growth for the fifth straight year, as the large cap index returned 29.75%. An important theme in 2003 was that smaller was better as microcap stocks were the best performers for both the Index and the Fund. Company fundamentals continue to show steady improvement, but stock prices appear to already reflect a reasonable degree of optimism.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Fund had strong performance across most of the major sectors. While good stock selection in each of the four largest sectors (Consumer Discretionary, Technology, Health Care and Financial Services) helped performance, relative performance was negatively impacted by our sector weightings. The Consumer Discretionary area provided the biggest absolute contribution to performance as the Fund had good stock selection as well as a substantial overweighting in the group. The Fund also outperformed the benchmark in both the Financial Services and Health Care sectors. Although the Fund had good stock selection relative to the benchmark in the Technology area, our underweighting of the group negatively impacted our relative performance.

Performance in the Fund was enhanced by our above benchmark weighting in microcap stocks. For the year, smaller market cap companies in the Russell 2000(R) Growth Index outperformed the larger companies in the benchmark. While our stock selection was solid for both microcap and larger small cap companies, microcap stocks were a source of significant outperformance.

Were there any investment strategies or themes that did not measure up to your expectations?

The Fund had good performance across almost all sectors. However, we were underweight the Technology sector, which was the best performing major sector in the benchmark.

What were among the best performing investments for the Fund?

The top performing investments for the Fund were both out of favor stocks at the time of purchase. ValueClick Inc., was our biggest contributor to performance. ValueClick, which was up 225% for the year, is an Internet media and advertising company that we have owned for several years, but is only now attracting the attention of Wall Street.

December 31, 2003                                       William Blair Funds  17

Chinadotcom Corporation, a leading integrated enterprise solutions company in Asia, was also a strong performer. This was another under-followed company that attracted investor interest in 2003.

What were among the weakest performing investments for the Fund?

Daisytek International, the worldwide leading distributor of computer and office supplies was our worst performer for the year. The company ran into trouble when it tried to take on too many new business opportunities while several of its existing divisions were struggling. As a result, Daisytek was forced into bankruptcy.

eUniverse, an Internet interactive entertainment network was another poor performer. Trading in the stock was halted in May pending a review of the company's historical financial results. Once all of the issues were ultimately resolved, the company began trading again in September.

Are there any specific sectors or industries the Fund will emphasize going into 2004? How might this differ from this past year?

As in the past, our sector and industry weightings will primarily be driven by bottom-up stock selection.

What is your outlook for the Fund and the year ahead? What criteria will determine how the Fund is positioned for 2004?

While the overall market had a terrific year in 2003, we anticipate that 2004 could be a more challenging environment. Given some of the significant increases in commodity prices over the last eighteen months, higher inflation is possible. Also, a stronger economy and a weaker dollar could drive interest rates higher. Finally, with an election year in 2004 and continued geopolitical uncertainty, the stock market could be volatile.

Many of this year's top-performing stocks were low priced, speculative companies with marginal or negative profitability. Going forward, as we move into the second year following the end of a bear market, we believe that investors will shift their attention towards more profitable companies with good balance sheets and higher returns on invested capital. As such, we expect 2004 to be a year where stock picking is more critical.

We remain optimistic about the prospects for the market and believe that the Fund is well positioned as we move into 2004. As mentioned in previous letters, small cap stocks typically do well coming out of a recession and into an economic recovery. This has certainly been the case this year as small cap stocks posted a very strong year. In fact, this year marked the fifth year in a row that the Russell 2000 has outperformed the S&P 500. While a repeat of 2003 performance is unlikely, we believe that there is still some room to go in this small cap outperformance cycle.

As always, we will continue to invest in high quality growth companies with solid fundamentals at attractive valuations. We appreciate your interest in the Fund. Please feel free to call us with any questions.

18  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                              Annual Total Return
                              ----------------------------------------------------
                                2003      2002         2001     2000 1999(a)(b)
                              ------  ------   ------------  ------  ----------
Small Cap Growth Fund Class N  61.88% (17.25)%        25.99%  33.68%       1.90%
Small Cap Growth Fund Class I  62.15  (17.00)         26.33   33.87        1.90
Russell 2000(R) Growth Index.  48.54  (30.26)         (9.23) (22.43)       5.22
Russell 2000(R) Index........  47.25  (20.48)          2.49   (3.02)       4.26
                              ----------------------------------------------------
                              Average Annual Total Return
                              ----------------------------------------------------
                                                      Since
                              1 Year    3 Year Inception(c)
                              ------  ------   ------------
Small Cap Growth Fund Class N  61.88%  19.06%         23.05%
Small Cap Growth Fund Class I  62.15   19.35          23.32

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to
                               December 31, 2003.

                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

                                               Russell
                                Small Cap      2000(R)       Russell
                               Growth Fund     Growth        2000(R)
                                 Class N        Index         Index
12/99                           $10,000        $10,000       $10,000
6/00                             14,900         10,700        10,700
12/00                            13,600          8,200        10,100
6/01                             16,300          8,200        10,800
12/01                            17,200          7,400        10,400
6/02                             16,400          6,100         9,900
12/02                            14,200          5,200         8,200
6/03                             17,800          6,200         9,700
12/03                            23,000          7,700        12,100


IPOs made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2003                                       William Blair Funds  19

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

         ----------------------------------------------------- --------
         Shares                                                   Value
         ----------------------------------------------------- --------

         Common Stocks
         Consumer Discretionary--35.5%
           297,175 *4 Kids Entertainment, Inc................. $  7,732
           280,505 *Corrections Corporation of America........    8,087
           297,725 *Cross Country Healthcare, Inc.............    4,442
           342,550 *Cumulus Media, Inc., Class "A"............    7,536
           278,525 *Emmis Communications Corporation,
                    Class "A".................................    7,534
           952,220 *eUniverse, Inc............................    1,514
           520,600 *Exult, Inc................................    3,707
           224,575 *FirstService Corporation+.................    4,703
           172,900 *Fred's, Inc...............................    5,356
           123,250 *Getty Images, Inc.........................    6,179
           238,445 *Guitar Center, Inc........................    7,769
           349,900 *Kforce, Inc...............................    3,268
           304,550 *Kroll, Inc................................    7,918
           664,650 *Labor Ready, Inc..........................    8,707
         1,808,500 *Lions Gate Entertainment+.................    8,102
           166,895 Mandalay Resort Group......................    7,464
           497,625 *Mikohn Gaming Corporation.................    2,239
           294,975 Ruby Tuesday, Inc..........................    8,404
           446,525 *Scientific Games Corporation, Class "A"...    7,595
           188,800 *Shuffle Master, Inc.......................    6,536
           550,145 *SkillSoft plc--ADR........................    4,759
           247,450 Speedway Motorsports, Inc..................    7,156
           183,800 StarTek, Inc...............................    7,497
            59,565 Strayer Education, Inc.....................    6,482
           378,075 *Sylvan Learning Systems, Inc..............   10,885
           173,160 *Tech Data Corporation.....................    6,873
           782,055 *TiVo, Inc.................................    5,787
           552,430 *ValueClick, Inc...........................    5,016
           315,300 *ValueVision Media, Inc., Class "A"........    5,266
                                                               --------
                                                                184,513
                                                               --------
         Technology--17.9%
           282,750 *Acxiom Corporation........................    5,251
           392,050 *Artisan Components, Inc...................    8,037
           805,450 *Aspen Technology, Inc.....................    8,264
           139,825 *Cognizant Technology Solutions Corporation    6,382
           171,375 Harris Corporation.........................    6,504
           362,000 *KEMET Corporation.........................    4,956
           739,000 *LCC International, Inc., Class "A"........    3,962
           202,795 *Mercury Computer Systems..................    5,049
           198,300 *Merix Corporation.........................    4,864
           694,975 *Monolithic System Technology, Inc.........    5,942
           803,642 *Nuance Communications, Inc................    6,140
           207,390 *Open Text Corporation+....................    3,976
           297,850 *OPNET Technologies, Inc...................    4,903
           826,250 *Pinnacle Systems, Inc.....................    7,048
           256,015 *Semtech Corporation.......................    5,819
           279,600 *WebEx Communications, Inc.................    5,620
                                                               --------
                                                                 92,717
                                                               --------
         Health Care--15.6%
           297,350 *Accredo Health, Inc.......................    9,399
           209,870 *American Healthways, Inc..................    5,010
           229,385 *Atrix Laboratories, Inc...................    5,514
           636,175 *Axcan Pharma, Inc.+.......................    9,956
           631,500 *Cell Therapeutics, Inc....................    5,494
            62,700 *Cyberonics, Inc...........................    2,007

----------
* Non-income producing securities
ADR= American Depository Receipt
+ = U.S. listed foreign security
++ =Restricted security. The Fund purchased 265,257 restricted shares on October 28, 2003 at a cost of $1,817 (in thousands). The value of the Fund's holding was 0.53% of net assets at December 31, 2003.

        ----------------------------------------------------- --------
        Shares or Principal Amount                                Value
        ----------------------------------------------------- --------

        Common Stocks--(continued)
        Health Care--(continued)
           251,475 *Integra LifeSciences Holdings Corporation $  7,200
           283,720 *Kensey Nash Corporation..................    6,596
           269,260 *Sangamo Biosciences, Inc.................    1,492
           284,500 Select Medical Corporation................    4,632
           144,850 *Stericycle, Inc..........................    6,764
           245,725 *Telik, Inc...............................    5,654
           138,815 *VistaCare, Inc., Class "A"...............    4,879
         1,450,515 *VitalWorks, Inc..........................    6,411
                                                              --------
                                                                81,008
                                                              --------
        Financial Services--11.9%
           253,400 *Advent Software, Inc.....................    4,417
            62,610 *Affiliated Managers Group, Inc...........    4,357
           301,000 *Commercial Capital Bancorp, Inc..........    6,444
           341,810 *Credit Acceptance Corp...................    5,230
           265,257 *Electronic Clearing House++..............    2,759
           438,430 *Euronet Worldwide, Inc...................    7,892
           267,300 Friedman, Billings, Ramsey Group, Inc.....    6,169
           174,825 Global Payments, Inc......................    8,238
           272,300 Investors Financial Services Corporation..   10,459
           568,560 *Rewards Network, Inc.....................    6,061
                                                              --------
                                                                62,026
                                                              --------
        Other Energy--4.1%
           282,920 *Comstock Resources, Inc..................    5,460
         1,157,065 *Grey Wolf, Inc...........................    4,327
           174,200 *Quicksilver Resources, Inc...............    5,627
           234,900 *Ultra Petroleum Corporation..............    5,783
                                                              --------
                                                                21,197
                                                              --------
        Materials and Processing--2.9%
           305,475 Airgas, Inc...............................    6,562
         1,301,600 *Comfort Systems USA, Inc.................    7,133
           340,725 *Virbac Corporation.......................    1,363
                                                              --------
                                                                15,058
                                                              --------
        Producer Durables--2.8%
           253,150 *Asyst Technologies, Inc..................    4,392
           904,155 *Crown Castle International Corporation...    9,973
                                                              --------
                                                                14,365
                                                              --------
        Other--1.1%
           301,400 Journal Communications, Inc., Class "A"...    5,585
                                                              --------
        Total Common Stock--91.8%
          (cost $398,360)....................................  476,469
                                                              --------
        Convertible Bonds
             4,000 Midwest Express Holdings, 6.750%, due
                    10/1/08..................................    3,368
                                                              --------
        Total Convertible Bonds--0.7%
          (cost $4,000)......................................    3,368
                                                              --------
        Short-Term Investments
        42,472,375 William Blair Ready Reserves Fund.........   42,472
                                                              --------
        Total Short-Term Investments--8.2%
          (cost $42,472).....................................   42,472
                                                              --------
        Total Investments--100.7%
          (cost $444,832)....................................  522,309
        Liabilities, plus cash and other assets--(0.7)%......   (3,485)
                                                              --------
        Net assets--100.0%................................... $518,824
                                                              ========

                See accompanying Notes to Financial Statements.

20  Annual Report                                             December 31, 2003

[PHOTO]

Karl W. Brewer

Karl W. Brewer

[PHOTO]

Harvey Bundy, III

Harvey H. Bundy, III

[PHOTO]

Robert Lanphier, IV

Robert C. Lanphier, IV

--------------------------------------------------------------------------------
SMALL-MID CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that are expected to experience solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

We are pleased to have the Small-Mid Cap Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

The Small-Mid Cap Growth Fund commenced operations on December 29, 2003. Through the period ended December 31, 2003, the Fund posted a slight decrease of 0.60%, in line with the 0.61% decrease of the Fund's benchmark, the Russell 2500(TM) Growth Index, for this brief period.

We are very enthusiastic about the investment opportunities available to us as portfolio managers of the Small-Mid Cap Growth Fund. The Small-Mid Cap Growth Fund utilizes an investment process that relies on in-depth fundamental research of a company, its competitors, suppliers and customers. We have a broad universe of companies from which to select investments--some 2,800 securities comprising both the Russell 2000 and Russell MidCap indexes.

We typically select small and mid cap growth companies for the Fund's portfolio with more established business models. In addition, we do not face the constraints of having to sell companies out of the Fund's portfolio of investments as they increase in size from small market cap firms to medium market cap companies. This enables us to identify winners, buy them early and let them run.

Finally, we believe our disciplined, long-term approach to investing will provide an attractive investment opportunity for investors seeking long-term capital appreciation.

Our Outlook for the Year Ahead

We expect the U.S. economy to be strong in 2004. A triple stimulus of U.S. fiscal policy--including the recent tax cuts, government spending and U.S. budget deficit--monetary policy in the form of low interest rates, and a weak U.S. dollar, will augur well for continued robust economic growth in 2004.

Interest rates should remain near historic lows. Capital investment on the part of corporations has already begun to rebound. Meanwhile, we expect unemployment to decline modestly as the year progresses.

Consequently, we expect a continuation of the recent market rally in the short term. Our outlook grows more cautious as we look out over the second half of the year. This is when we expect quality growth companies to show their mettle.

The past year was one in which lower quality and more speculative companies led the market higher, based on the assumption that these companies stood the most to benefit from the economic recovery. During the second half of 2004, however, year-over year earnings comparisons will become much more difficult, particularly for more speculative companies. These firms will have a much harder time sustaining that earnings growth. Quality growth companies, on the other hand, will be much more likely to maintain their earnings growth.

We believe that well before the third quarter of 2004 begins, the market will anticipate this inflection point. We think the market will begin to examine companies more critically and favor high quality, sustainable growth stories.

December 31, 2003                                       William Blair Funds  21

We believe the fundamentals of the companies in our portfolio are strong. The earnings of the companies in our portfolio have met or exceeded expectations to date and we expect they will continue to do so in 2004. This outlook provides us with conviction to own these companies despite what on the surface may appear to be higher Price/Earnings multiples. Given the lower rates of interest, history would suggest that the market--in total--is actually reasonably valued. However, we expect further stock appreciation to come from higher earnings rather than P/E multiple expansion.

We believe our high quality growth style of investing will do well as the economy continues on its path of recovery.

22  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Small-Mid Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

            ------------------------------------------------ ------
            Shares                                            Value
            ------------------------------------------------ ------
            Common Stocks
            Consumer Discretionary--30.6%
            1,200 *Bed, Bath & Beyond, Inc.................. $   52
            3,600 *CarMax, Inc..............................    111
            1,800 CDW Corporation...........................    104
            1,900 *The Cheesecake Factory, Inc..............     84
            1,200 Cintas Corporation........................     60
            1,800 *Corporate Executive Board Company........     84
            1,300 *Corrections Corporation of America.......     37
            2,400 *Cross Country Healthcare, Inc............     36
            1,100 *Entercom Communications Corporation......     58
            1,900 Fastenal Company..........................     95
            1,600 *Guitar Center, Inc.......................     52
            1,400 *Hewitt Associates, Inc., Class "A".......     42
            1,800 *Iron Mountain, Inc.......................     71
            1,400 *Lamar Advertising Company................     52
            1,700 *O'Reilly Automotive, Inc.................     65
            4,400 *SkillSoft plc--ADR.......................     38
            1,200 *Starbucks Corporation....................     40
              400 Strayer Education, Inc....................     44
                                                             ------
                                                              1,125
                                                             ------
            Health Care--18.6%
            1,400 *Atrix Laboratories, Inc..................     34
              500 *Axcan Pharma, Inc.+......................      8
            2,000 *Cell Genesys, Inc........................     26
            1,700 *Express Scripts, Inc.....................    113
            1,500 *First Health Group Corporation...........     29
              800 *IDEXX Laboratories, Inc..................     37
            2,000 *Integra LifeSciences Holdings Corporation     57
            1,200 *Kensey Nash Corporation..................     28
            1,100 *Patterson Dental Company.................     71
            1,400 *ResMed, Inc..............................     58
            1,100 *Stericycle, Inc..........................     51
            1,800 *Telik, Inc...............................     41
            1,300 *VistaCare, Inc., Class "A"...............     46
            1,200 *Zimmer Holdings, Inc.....................     84
                                                             ------
                                                                683
                                                             ------
            Technology--14.4%
            1,000 Adobe Systems, Inc........................     39
            2,400 *BEA Systems, Inc.........................     30
            1,200 *Cognos, Inc.+............................     37
            1,800 *Intuit, Inc..............................     95
            2,700 *Jabil Circuit, Inc.......................     76
            2,500 Microchip Technology, Inc.................     83
            3,300 *Monolithic System Technology, Inc........     28
            2,500 *OPNET Technologies, Inc..................     41
            1,000 *Xilinx, Inc..............................     39
              900 Zebra Technologies Corp., Class "A".......     60
                                                             ------
                                                                528
                                                             ------
            Financial Services--12.5%
            2,100 *Fiserv, Inc..............................     83
            2,000 HCC Insurance Holdings, Inc...............     64
            3,400 Investors Financial Services Corporation..    130
              800 M&T Bank Corporation......................     79
            2,400 *SunGard Data Systems, Inc................     66
              500 XL Capital Ltd., Class "A"+...............     39
                                                             ------
                                                                461
                                                             ------

----------
*Non-income producing securities
ADR= American Depository Receipt
+= U.S. listed foreign security

              --------------------------------------------- ------
              Shares or Principal Amount                     Value
              --------------------------------------------- ------
              Common Stocks--(continued)
              Autos and Transportation--7.8%
               1,800 C.H. Robinson Worldwide, Inc.......... $   68
               1,900 Expeditors International of Washington     72
               1,900 Gentex Corporation....................     84
               2,400 *Knight Transportation, Inc...........     62
                                                            ------
                                                               286
                                                            ------
              Other Energy--4.2%
               1,200 *Apache Corporation...................     97
               1,400 *Smith International, Inc.............     58
                                                            ------
                                                               155
                                                            ------
              Materials and Processing--2.3%
               3,900 Airgas, Inc...........................     84
                                                            ------
              Producer Durables--1.9%
               1,500 Pentair, Inc..........................     69
                                                            ------
              Consumer Staples--1.6%
               1,600 *Performance Food Group...............     58
                                                            ------
              Total Common Stock--93.9%
              (Cost $3,470)................................  3,449
                                                            ------
              Short-Term Investments
              80,000 William Blair Ready Reserves Fund.....     80
                                                            ------
              Total Short-Term Investments--2.2%
              (Cost $80)...................................     80
                                                            ------
              Total Investments--96.1%
              (Cost $3,550)................................  3,529
              Cash and other assets, less liabilities--3.9%    144
                                                            ------
              Net assets--100.0%........................... $3,673
                                                            ======

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  23

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests primarily in common stocks of foreign growth companies.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The International Growth Fund posted a 42.21% gain (Class N Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, rose 41.41%

What were the most significant factors impacting international markets during the period?

Global equity markets spent the first quarter of 2003 ill at ease while awaiting the beginning of military action in Iraq. While there was a recovery after the war began, it was still tentative by the end of the first quarter. During the second quarter, a fairly powerful postwar relief rally took global markets to their highest levels in a year.

As it became clear that the military operation in Iraq carried no visible risk for the economic cycle, markets began to look once again for signs of potential acceleration in growth. In particular, financial stocks resumed their leadership role in global markets, buoyed by the prospects of improving credit quality, a revival in capital market activity, and a booming bond market. Technology shares also outperformed on a worldwide basis, as signs of renewed growth in Information Technology investment combined with continued strength in consumer technology adoption and use.

The global equity markets extended the second quarter's strong rally through the third and fourth quarters, fueled by expectations for continued economic recovery around the globe. Contributing to the global market advance were improving corporate profits and other cyclical indicators in the United States, which helped to support a stronger growth picture around the world.

Returns were also driven by the decline of the dollar against most of the world's currencies. The dollar declined against the euro from the beginning of the U.S. equity market rally in March through the end of the year, and fell significantly against the yen, the Canadian dollar, and many emerging market currencies.

Which areas had the biggest effect on Fund performance?

Generally speaking, the Fund benefited from strong stock selection and performance across the Fund, but especially in areas where the Fund has its largest exposure, including Consumer Discretionary, Financials, Information Technology, and Industrials and Services.

In addition, holdings in Energy, Materials, and Telecommunications all outperformed the benchmark index, although the Fund was underweight in all of these sectors.

Finally, strong relative returns came from our geographic exposure to Asia, Japan, Continental Europe, Canada and Emerging Markets Europe, while our investments in the U.K. were a slight drag on performance.

24   Annual Report                                            December 31, 2003

What is your outlook for the Fund?

Our expectations for 2004 are for a solid equity return environment in the US, particularly in the first half if interest rate worries are held in abeyance. Asia, while it performed well this year, may surprise on the upside in 2004 by outpacing the rest of the world by a wider margin. The region's economy is balanced, its balance sheet is solid, its currencies are well supported, and its corporate sector is well managed and commands the high ground of global growth. Europe should be a beneficiary of global expansion, but may suffer from lagging profit growth and structural problems within the EU.

Strong growth in greater China and other Asian economies is almost a given. The structure of growth in China and India is better balanced and less speculative than in the 1993-94 cycle. On the other hand, Europe's growth picture is very much dependent on the influence of the rest of the world. That leaves the US and Japan (which together amount to about 40% of world output) as the major variables.

US growth will depend on the sustainability of consumer demand, which will in turn depend on income and job growth--there are few indications (yet) that household demand is satiated or that balance sheets are at the breaking point. In Japan, the growth outlook will continue to benefit from higher corporate cash flows and strong Asian markets, while the make-or-break factor could be consumer and business confidence.

There could be some cause for concern on the earnings front, however. Cost pressures from commodity prices and real wage growth may begin to offset intermediate goods deflation and productivity gains, slowing the margin expansion that has propelled earnings growth in the last two years. Europe and the commodity economies will face severe profit headwinds from currency effects, while the US will continue to see a modest benefit.

Pressure to restrain interest rate increases will remain overwhelming. Of the world's major economies, only the US will face anything like a balanced decision outlook on policy rates, and the Fed's inclination is to avoid live experiments with the economy's sensitivity to debt service costs. Foreign owners of U.S. bonds are also aware of how easily a bond market selloff could turn into a problem, and are likely to be cautious holders. Emerging market "convergence" countries, meanwhile, could see much lower interest rates.

Liquidity appears ample to support financial markets globally, but Asian investors in particular seem to have very low allocations to equity, while US investors have been fairly quick to shed their bear market pessimism. From a long-term fund flow perspective, the key question is whether foreign direct investment into the US will get back on its former growth track.

Obviously, "all other" exogenous factors that might impact the global markets in the year ahead is an unpredictable category--but none of the key identifiable geopolitical issues appear to be more threatening than a year ago. In particular, trade wars, East Asian tensions, organized terrorism, and intra-Western alliance friction all seem more manageable today than at the beginning of 2003.


December 31, 2003                                       William Blair Funds  25

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return
                            ----------------------------------------------------

                                         2003     2002     2001     2000        1999
                                       -----  ------   ------   ------   -----
International Growth Fund Class N..... 42.21% (15.18)% (13.66)%  (8.10)% 96.25%
Growth Fund Class I................... 42.42  (14.94)  (13.43)   (7.87)  41.71(a)(b)
Morgan Stanley Capital - International
 (MSCI) All Country World Free
 Ex-U.S. Index........................ 41.41  (14.67)  (19.50)  (15.09)  30.91
Lipper International Index............ 36.00  (13.84)  (19.34)  (14.72)  37.83

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                                          Since
                                  1 Year  3 Year  5 Year  10 Year  Inception(c)
                                  ------  ------  ------  -------  ------------
International Growth Fund Class N  42.21%   1.36%  13.44%   10.36%           --
International Growth Fund Class I  42.42    1.60      --       --          7.68

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 1, 1999 to December
                               31, 2003.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends


                                    [CHART]

        International
         Growth Fund   MSCI AC WLD    Lipper Int'l
           Class N     Ex-US Index       Index
1993      $10,000       $10,000        $10,000
1994       10,000        10,700          9,900
1995       10,700        11,700         10,900
1996       11,800        12,500         12,500
1997       12,800        12,800         13,400
1998       14,300        14,600         15,100
1999       28,000        19,100         20,800
2000       25,700        16,200         17,700
2001       22,200        13,100         14,300
2002       18,800        11,200         12,300
2003       26,800        15,800         16,800



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

26  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)


        ------------------------------------------------------- -------
        Shares                                                    Value
        ------------------------------------------------------- -------

        Common Stocks
        Europe--22.7%
        Austria--1.2%
          190,200 Erste Bank Der Oester (Banking).............. $23,484
                                                                -------
        Estonia--0.3%
          182,890 Hansabank (Banking)..........................   4,921
                                                                -------
        Finland--0.4%
          111,200 Nokian Renkaat Oyj (Automotive)..............   8,392
                                                                -------
        France--4.2%
           65,000 Bonduelle (Food products)....................   5,934
          563,900 Christian Dior (Apparel and luxury goods)....  34,276
          340,900 Dassault Systemes (Software).................  15,596
          139,000 Klepierre (Finance)..........................   8,347
          128,200 Mr. Bricolage SA (Home improvement)..........   3,737
          330,768 *Orpea (Hospital and nursing management).....   6,975
          102,700 Rodriquez Group (Retail trade)...............   5,734
                                                                -------
                                                                 80,599
                                                                -------
        Germany--3.9%
          419,000 Bayer Motoren Werke (Motor vehicles).........  19,475
           59,700 Puma AG (Consumer non-durables)..............  10,579
          215,200 SAP AG (Software)............................  35,639
          141,125 Stada Arzneimittel AG (Pharmaceuticals)......   8,769
                                                                -------
                                                                 74,462
                                                                -------
        Greece--1.2%
          778,400 Coca-Cola Hellenic Bottling S.A. (Beverages).  16,227
          243,500 Folli Follie S.A. (Apparel and footwear
                   retailer)...................................   6,854
                                                                -------
                                                                 23,081
                                                                -------
        Ireland--1.9%
        1,101,500 Anglo Irish Bank plc (Finance)...............  17,396
          773,100 *Grafton Group (Wholesale Distributors)......   5,339
          275,300 *Ryanair Holdings plc--ADR (Airlines)........  13,941
                                                                -------
                                                                 36,676
                                                                -------
        Italy--1.8%
          966,200 BCA Popolare Di Verona (Banking).............  16,379
          624,900 Merloni Elettrodemestici SpA (Electronics and
                   appliances).................................  11,791
          181,452 Pirelli SpA Real Estate (Real estate
                   development)................................   5,771
                                                                -------
                                                                 33,941
                                                                -------
        Netherlands--0.4%
          589,000 *Qiagen N.V. (Medical specialties)...........   7,244
                                                                -------
        Spain--1.3%
          214,600 Banco Popular Espanol (Banking)..............  12,831
          233,400 Grupo Ferrovial S.A. (Industrial services)...   8,176
          252,300 Prosegur Compania De Seguridad S.A.
                   (Commercial services).......................   4,102
                                                                -------
                                                                 25,109
                                                                -------
        Sweden--1.1%
          363,900 *Atlas Copco AB (Industial machinery)........  13,050
          308,400 Gunnebo AB (Producer manufacturing)..........   7,697
                                                                -------
                                                                 20,747
                                                                -------

       --------------------------------------------------------- --------
       Shares                                                       Value
       --------------------------------------------------------- --------

       Europe--22.7%--(continued)
       Switzerland--5.0%
          56,200 *Actelion (Biotechnology)...................... $  6,075
         538,200 Adecco S.A.(Commercial services)...............   34,736
         216,400 *Logitech International S.A. (Electronic
                  technology)...................................    9,293
         130,050 *Micronas Semiconductor (Electronic
                  technology)...................................    5,564
         542,000 UBS AG (Banking)...............................   37,076
                                                                 --------
                                                                   92,744
                                                                 --------
       United Kingdom--17.5%
       1,325,100 3i Group plc (Venture capital).................   14,715
       1,169,100 *Acambis plc (Biotechnology)...................    6,407
       6,231,400 BG Group plc (Industrial services).............   31,996
       2,050,000 BHP Billiton plc (Aluminum mining).............   17,930
       2,786,600 *British Sky Broadcasting Group (Media)........   35,125
         396,533 Cambridge Antibody Technology (Health
                  technology)...................................    3,347
       2,644,900 Capita Group plc (Commercial services).........   11,555
       1,079,600 Cattle's Holdings plc (Finance and leasing)....    6,473
         585,000 Enterprise Inns (Consumer services)............   10,626
         767,500 French Connection (Apparel and footwear
                  retail).......................................    4,551
         613,600 Galen Holdings (Pharmaceuticals)...............    7,873
       1,293,300 HBOS plc (Finance).............................   16,806
       2,280,400 HSBC Holdings (HK Reg).........................   35,936
         701,900 MAN Group plc (Finance)........................   18,385
       2,174,300 *MFI Furniture Group (Home Furnishings)........    5,877
       3,183,000 Michael Page International (Personnel
                  Services).....................................   10,646
         933,400 Premier Farnell (Electronics Distributors).....    3,922
         845,400 Reckitt Benckiser plc (Household products).....   19,132
       2,153,600 Standard Chartered plc (Banking)...............   35,652
       7,708,800 Tesco plc (Food retailer)......................   35,629
                                                                 --------
                                                                  332,583
                                                                 --------
       Canada--6.2%
         484,100 *Alimantation Couche-Tard, Class B (Finance)...    8,946
         325,100 *Cognos Inc. (Software)........................    9,957
         312,000 *MacDonald Dettwiler & Associates (IT
                  Consulting)...................................    5,742
         637,600 Manulife Financial Corp. (Life and health
                  insurance)....................................   20,632
         411,600 Petro-Canada (Energy minerals).................   20,340
         202,900 *Precision Drilling Corp. (Drilling)...........    8,903
         297,400 *Research in Motion Ltd. (Wireless
                  telecommunication)............................   19,942
         412,100 *Shoppers Drug Mart Corp. (Retail trade).......    9,553
         522,500 Suncor Energy, Inc. (Energy minerals)..........   13,130
                                                                 --------
                                                                  117,145
                                                                 --------
       Japan--20.8%
         171,300 Askul Corporation (Retail trade)...............    8,395
       1,260,000 Calsonic Kansei (Auto components)..............    9,932
         446,100 Canon, Inc. (Office electronics)...............   21,202
          78,300 Cawachi Limited (Retail trade).................    5,216
       1,279,000 *Chiyoda Corp. (Construction)..................    7,888
         392,500 Fanuc, Ltd. (Machinery)........................   23,655
       2,567,500 Hino Motors Ltd. (Trucks, construction and farm
                  machinery)....................................   18,390
         218,800 Hoya Corporation (Electronic technology).......   20,107

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  27

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

        ------------------------------------------------------- --------
        Shares                                                     Value
        ------------------------------------------------------- --------

        Japan--20.8%--(continued)
            77,750 Kappa Create Co., Ltd. (Consumer non-
                    durables).................................. $  6,566
           108,460 Keyence Corporation (Electronic
                    technology)................................   22,898
           209,800 Komeri Co., Ltd. (Retail trade).............    4,868
           145,400 Misumi Corp. (Trading companies and
                    distributors)..............................    6,461
            83,000 Nakanishi Inc. (Medical specialties)........    3,587
            92,400 *NEC Electronics Corp. (Semiconductors).....    6,756
         2,073,400 *Nissan Motor Company, Ltd. (Motor
                    vehicles)..................................   23,371
           111,300 Nitori Company Ltd. (Specialty stores)......    6,935
           462,800 Nitto Denko Corporation (Electronic
                    technology)................................   24,796
         2,007,000 Nomura Securities Co. (Finance).............   34,038
           241,300 Oracle Corp. Japan (Software)...............   12,662
               900 *Pasona Inc. (Personnel Services)...........    6,013
           578,900 Pioneer Corp. (Household durables)..........   16,140
           166,500 Point Inc. (Apparel and footwear retail)....    4,304
           138,200 Sawai Pharmaceutical Co., Ltd.
                    (Pharmaceuticals)..........................    4,826
           442,200 Seiko Epson Corp. (Electronic Equipment)....   20,619
         1,293,200 Sharp Corp. (Electronics)...................   20,459
           150,900 SMC Corporation (Trucks, construction and
                    farm machinery)............................   18,789
                53 Sparx Asset Management Co. (Finance)........      663
         4,926,000 Sumitomo Trust & Banking Co. (Finance)......   29,392
           101,000 USS Co., Ltd. (Commercial services).........    7,157
                                                                --------
                                                                 396,085
                                                                --------
        Emerging Asia--10.5%
        China--1.3%
        12,331,000 *China Life Insurance Co. (Life and health
                    insurance).................................   10,084
         8,631,100 Huaneng Power International Inc. (Electric
                    utilities).................................   14,976
                                                                --------
                                                                  25,060
                                                                --------
        India--2.6%
           177,400 Dr. Reddy's Laboratories (Pharmaceuticals)..    5,581
           692,800 HDFC Bank Ltd. (Banking)....................    5,586
           620,100 Housing Development Finance Corp. (Financial
                    services)..................................    8,779
           158,906 Infosys Technologies, Ltd. (Consulting and
                    software services).........................   19,495
           322,500 ING Vysya Bank, Ltd. (Banking)..............    3,887
           348,164 Mphasis BFL, Ltd. (Information technology)..    5,801
                                                                --------
                                                                  49,129
                                                                --------
        Indonesia--0.3%
        11,515,000 Unilever Indonesia Tbk (Household and
                    personal care).............................    4,953
                                                                --------
        South Korea--2.0%
           239,700 Kookmin Bank (Banking)......................    9,073
            79,200 Samsung Electronics Co. (Semiconductors)....   29,964
                                                                --------
                                                                  39,037
                                                                --------

        ------------------------------------------------------- -------
        Shares                                                    Value
        ------------------------------------------------------- -------

        Emerging Asia--10.5%--(continued)
        Taiwan--3.4%
        20,127,794 EVA Airways Corp. (Airlines)................ $ 8,200
         2,860,800 Hon Hai Precision Industry (Computers)......  11,226
           963,000 *Mediatek Inc. (Semiconductors).............   9,052
         5,434,000 Premier Image Technology (Electronics and
                    appliances)................................   9,115
         3,457,300 Quanta Computer, Inc. (Computers)...........   8,497
         9,449,080 *Taiwan Semiconductor (Semiconductors)......  17,592
                                                                -------
                                                                 63,682
                                                                -------
        Thailand--0.9%
         1,090,900 *Bangkok Bank (Banking).....................   3,171
         1,724,000 *Bangkok Bank--NVDR (Banking)...............   4,754
        16,996,000 Land & Houses (Household durables)..........   5,432
         4,080,100 *Tisco Finance (Finance, rental and leasing)   3,369
                                                                -------
                                                                 16,726
                                                                -------

        Asia--6.3%
        Australia--2.5%
           650,800 Macquarie Bank, Ltd. (Financial services)...  17,470
           162,400 Perpetual Trustees Australia (Investment
                    Managers)..................................   5,214
           869,631 Sigma Company, Ltd. (Medical Distributors)..   4,597
         2,135,200 Toll Holdings, Ltd. (Trucking)..............  13,273
         3,817,300 *Virgin Blue Holdings, Ltd. (Airlines)......   6,843
                                                                -------
                                                                 47,397
                                                                -------
        Hong Kong--2.8%
         7,862,000 China Insurance International (Insurance)...   3,991
        10,616,300 *Convenience Retail Ltd. (Food retail)......   3,073
         7,018,000 *Denway Motors, Ltd. (Motor vehicles).......   7,468
         3,414,500 Esprit Holdings Ltd. (Apparel, footwear and
                    retail)....................................  11,406
         9,593,000 Li & Fung (Distribution services)...........  16,464
         3,570,600 Techtronic Industries Co. (Consumer
                    durables)..................................   9,959
                                                                -------
                                                                 52,361
                                                                -------
        Singapore--1.0%
         3,911,250 Hyflux, Ltd. (Water utilities)..............   3,665
         5,325,000 Osim International Ltd. (Consumer Sundries).   3,694
         5,980,000 Unisteel Technology, Ltd. (Electronic
                    components)................................   4,470
           645,800 Venture Corporation, Ltd. (Electronic
                    components)................................   7,609
                                                                -------
                                                                 19,438
                                                                -------

        Latin America--2.6%
        Brazil--0.1%
           634,100 Confeccoes Guararapes S.A.--ON (Apparel
                    retailer)..................................   2,239
                                                                -------
        Chile--0.4%
         3,763,964 S.A.C.I. Falabella (Department Stores)......   6,662
                                                                -------

                See accompanying Notes to Financial Statements.

28  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

       ------------------------------------------------------ ----------
       Shares                                                      Value
       ------------------------------------------------------ ----------

       Latin America--2.6%--(continued)
       Mexico--2.1%
            9,246,200 America Movil S.A. (Communications).... $   12,715
            1,186,000 *Consorcio Ara S.A. (Homebuilding).....      2,945
              584,100 *Corporacion Geo S.A. (Real Estate
                       Development)..........................      2,976
           10,081,100 *Grupo Financiero BBVA Bancomer
                       (Finance).............................      8,609
            4,855,900 Walmart de Mexico (Retail trade).......     12,980
                                                              ----------
                                                                  40,225
                                                              ----------

       Emerging Europe, Mid-East, Africa--3.5%
       Egypt--0.6%
              612,900 Orascom Contructions Industry
                       (Construction)........................      7,180
              851,000 *Orascom Telecommunication Holdings
                       GDR (Telecommunications)..............      4,919
                                                              ----------
                                                                  12,099
                                                              ----------
       Israel--0.7%
              239,200 Teva Pharmaceutical Inds.--ADR
                       (Pharmaceuticals).....................     13,565
                                                              ----------
       Poland--0.4%
              292,744 Bank Pekao S.A. (Banking)..............      8,477
                                                              ----------
       South Africa--1.4%
              398,463 Edgars Consolidated Stores (Apparel,
                       footwear and retail)..................      7,581
            2,637,900 *MTN Group Ltd. (Telecommunication
                       services).............................     11,238
            8,218,400 Network Healthcare Holdings (Health
                       services).............................      6,198
                                                              ----------
                                                                  25,017
                                                              ----------
       Turkey--0.4%
          322,259,928 *Enka Insaat (Industrial conglomerates)      8,355
                                                              ----------

       Total Common Stock--90.1%
        (cost $1,284,953)....................................  1,711,635
                                                              ----------

At December 31, 2003, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  24.7%
                       Consumer Discretionary....  19.7%
                       Information Technology....  17.6%
                       Industrials and Services..  13.3%
                       Consumer Staples..........   8.4%
                       Healthcare................   4.9%
                       Energy....................   4.3%
                       Materials.................   3.2%
                       Telecommunication Services   2.8%
                       Utilities.................   1.1%
                                                  ------
                                                  100.0%
                                                  ======

           ----------------------------------------------- ----------
           Shares or Principal Amount                           Value
           ----------------------------------------------- ----------

           Preferred Stock
           Brazil--1.5%
             54,104,000 *Companhia De Bebedas Das Americas
                         (Beverages)...................... $   13,840
                660,560 *Confeccoes Guararapes S.A.--PN
                         (Apparel retailer)...............      2,401
                625,110 *Gerdau S.A. (Steel)..............     13,199
                                                           ----------

           Total Preferred Stock--1.5%
            (cost $17,671)................................     29,440
                                                           ----------
           Short-Term Investments
             99,070,355 *William Blair Ready Reserves Fund     99,070
                 39,926 *American Express Demand Note, VRN
                         0.985% due 1/2/04................     39,926
                                                           ----------
           Total Short-Term Investments--7.3%
            (cost $138,996)...............................    138,996
                                                           ----------

           Total Investments--98.9%
            (cost $1,441,620).............................  1,880,071
           Cash and other assets, less liabilities--1.1%..     19,628
                                                           ----------
           Net assets--100.0%............................. $1,899,699
                                                           ==========

----------
* Non-income producing securities
ADR = American Depository Receipt
GDR = Global Depository Receipt


At December 31, 2003, the Fund's Portfolio of Investments includes the following currency categories:

                         Japanese Yen..........  22.8%
                         Euro..................  17.5%
                         British Pound Sterling  17.0%
                         Canadian Dollar.......   6.7%
                         Hong Kong Dollar......   6.5%
                         Swiss Franc...........   5.3%
                         Taiwan Dollar.........   3.7%
                         Indian Rupee..........   2.8%
                         Australian Dollar.....   2.7%
                         Mexico Nuevo Peso.....   2.3%
                         South Korean Won......   2.2%
                         United States Dollar..   1.9%
                         Brazilian Real........   1.8%
                         South African Rand....   1.4%
                         Swedish Krona.........   1.2%
                         Singapore Dollar......   1.1%
                         All other currencies..   3.1%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  29

[PHOTO]

MITCHEL

David S. Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests with a value discipline in the stocks of small companies, seeking to identify undervalued companies with sound business fundamentals--"broken stocks not broken companies."

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted a 39.31% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmarks, the Russell 2000(R) Index, increased 47.25% and the Russell 2000(R) Value Index, rose 46.03%.

What were the most significant factors impacting Fund performance?

After a rough start in the first quarter of the year, a powerful rally for small cap stocks began in the second quarter and continued through the end of the year. Small cap stocks had their best year ever, with the sharpest gains occurring in the second and fourth quarters. An improving economic outlook, strong earnings performance, and attractive valuations drove the outperformance of small cap stocks. Small cap stocks had been cheap relative to large cap stocks for some time although that valuation disparity has diminished. Stocks in general remain undervalued relative to investment alternatives such as bonds and money market funds.

As our shareholders no doubt have heard us say before, the Fund seeks to identify undervalued companies with sound business fundamentals: "broken stocks not broken companies." The Fund's performance results for the year is consistent with the Fund's history of remaining competitive in strong markets and outperforming in more difficult environments.

Three of the Fund's weakest performers in the first quarter finished the year with strong gains (Graftech International, Elizabeth Arden and LSI Industries). In every case, the share prices of these stocks reflected the decidedly negative market sentiment surrounding each company--in spite of what we considered to be virtually intact business fundamentals. While the first quarter was an especially tough one for the Fund--it was the third worst in our history--our patience was well rewarded in the remainder of the year.

While we were pleased with the Fund's performance in the last three quarters of the year, we found the increasingly speculative environment challenging. Once again, more speculative companies--those with no earnings or high P/E ratios--led the stock market advance.

What were among the best performing investments for the Fund?

The best-performing sector for the Fund in 2003 was Financial Services, with strong performance driven by Ryder System, a global leader in transportation and supply chain management solutions. Although we view Ryder as a transportation company, it is classified as a Financial Services company due to its large leasing business. Ryder was up 17% during the fourth quarter and over 55% for the year, benefiting from significant increases in logistics profitability and new contract procurement. Late in the year Ryder provided positive guidance on their earnings outlook for 2004.

30  Annual Report                                             December 31, 2003

Materials and Processing was another strong-performing sector for the Fund, with Graftech the best-performing stock this year. Graftech was up 127% for the year, and responsible for 3.7% of the Fund's overall portfolio return. At just under 4% of the portfolio, Graftech represented the Fund's largest holding at year-end.

As we mentioned earlier in the year, Graftech was under pressure during the first quarter along with other steel industry stocks. The company was also removed from the Standard & Poor's Small Cap Stock Index, and index fund managers subsequently sold the stock out of their portfolios putting pressure on the stock's price. As the year progressed, however, it became evident to investors that concerns regarding the company's prospects were misguided. Without question, there are few industries with pricing power in today's global economy. One exception to that would be Graftech's primary business, graphite electrodes. With graphite electrodes an essential component of mini-mill steel production representing less than 5% of the cost of production, this industry is poised to see higher pricing for the foreseeable future which has positive implications for Graftech in 2004 and beyond.

Were there any investments or areas that did not measure up to your expectations?

Two areas held back Fund performance during 2003--Producer Durables and Cash. Two issues limited the Fund's return in the Producer Durables Sector. First, a significant portion of the sector consists of technology related industries, such as semiconductor capital equipment. While these stocks experienced strong returns in 2003, we remained on the sidelines due to valuation concerns. Second, one Fund holding, Robbins & Myers, has continued to see weakness in its end markets and was up only 4.5% for the year.

As has been the case in the fourth quarter, as well as, the year overall, the Fund's average cash position--at just under 4%--acted as a drag on performance when compared to the Fund's benchmark. Cash was clearly not king in 2003. Anytime the return of the market exceeds the return of cash equivalents, managers who hold any residual cash will be penalized given that the benchmark obviously has no cash. In a year such as 2003 when returns were extraordinarily high, the penalty is clearly more pronounced. Assuming cash has a 0% return (not that far from reality), a manager whose equity return equaled the benchmark but had on average 1% cash would underperform by 0.46% (versus the Russell 2000(R) Value).

What is your outlook for the Fund?

Our outlook is optimistic. Across more and more sectors the economic outlook appears to be improving. We continue to position the portfolio such that an improving economy is not the sole driver of improved profitability. That being said, the vast majority of the portfolio's holdings should continue to reap the benefits of an economic upturn.

The relative attractiveness of small cap value versus small cap growth stocks continues to be essentially neutral. Valuations continue to remain attractive overall and have essentially caught up to small cap growth stocks on an historical basis. Small cap stocks have been cheap relative to large cap stocks for some time and clearly so versus investment alternatives such as bonds and money market funds. However, 2003 performance has narrowed the relative attractiveness of small cap. That being said, we continue to believe that there still remains a good deal of upside potential left for small cap value investors such as ourselves.

Although more difficult than 12 months ago, we continue to find compelling investment opportunities for the portfolio and remain enthusiastic about the prospects for existing holdings.

December 31, 2003                                       William Blair Funds  31

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                            Annual Total Return
                            ----------------------------------------------------

                               2003     2002   2001   2000        1999
                             -----  ------   -----  -----  -----
Value Discovery Fund Class N 39.31% (10.70)% 17.39% 18.85%  6.10%
Value Discovery Fund Class I 39.55  (10.34)  17.72  19.16  11.81(a)(b)
Russell 2000(R) Index....... 47.25  (20.48)   2.49  (3.02) 21.26
Russell 2000(R) Value Index. 46.03  (11.43)  14.03  22.83  (1.49)

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                                    Since
                             1 Year  3 Year  5 Year  10 Year Inception(c)
                             ------  ------  ------  ------- ------------
Value Discovery Fund Class N  39.31%  13.46%  12.99%      --        13.76%
Value Discovery Fund Class I  39.55   13.78      --       --        17.05

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 1, 1999 to December
                               31, 2003.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                                 Value            Russell           Russell
                               Discovery          2000(R)           2000(R)
                             Fund Class N          Index             Value
12/96                           $10,000           $10,000           $10,000
12/97                            13,300            12,200            13,200
12/98                            13,400            11,900            12,300
12/99                            14,300            14,500            12,100
12/00                            16,900            14,000            14,900
12/01                            19,900            14,400            17,000
12/02                            17,800            11,400            15,100
12/03                            24,800            16,800            22,000


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

            ----------------------------------------------- -------
            Shares                                            Value
            ----------------------------------------------- -------

            Common Stocks
            Financial Services--21.8%
             84,050 Agree Realty Corporation............... $ 2,377
            185,785 American Financial Realty Trust........   3,168
            129,120 AmerUs Group, Class "A"................   4,515
            101,955 Astoria Financial Corporation..........   3,793
             56,265 Bank of Hawaii Corporation.............   2,374
            122,980 Brandywine Realty Trust................   3,292
             46,941 City Bank (Lynnwood, WA)...............   1,526
            117,200 *Donegal Group, Inc., Class "A"........   2,581
             81,760 First Financial Holdings, Inc..........   2,556
            155,560 *Franklin Bank Corporation.............   2,956
            192,140 National Financial Partners Corporation   5,293
            172,990 Ryder System, Inc......................   5,908
             77,755 Seacoast Financial Services Corporation   2,131
            250,030 *U.S.I. Holdings Corporation...........   3,263
            182,150 *United Rentals, Inc...................   3,508
            229,825 Winston Hotels, Inc....................   2,344
                                                            -------
                                                             51,585
                                                            -------
            Consumer Discretionary--21.6%
            206,975 *BJ's Wholesale Club, Inc..............   4,752
            168,528 Cadmus Communications Corporation......   2,191
            106,845 *Christopher & Banks Corporation.......   2,087
            402,450 *Elizabeth Arden, Inc..................   8,017
             83,635 Ethan Allen Interiors Inc..............   3,503
            148,220 *Heidrick & Struggles International....   3,231
            326,210 *K2, Inc...............................   4,962
             69,580 Michaels Stores, Inc...................   3,075
            236,435 *Navigant Consulting, Inc..............   4,459
            294,980 *Prime Hospitality Corporation.........   3,009
            106,480 *Sharper Image Corporation.............   3,476
            135,315 *Tech Data Corporation.................   5,371
            314,375 *Whitehall Jewellers, Inc..............   3,103
                                                            -------
                                                             51,236
                                                            -------
            Materials and Processing--15.7%
            116,315 Boise Cascade Corporation..............   3,822
            158,315 Ferro Corporation......................   4,308
            690,475 *GrafTech International Ltd............   9,321
            170,960 *Jones Lang LaSalle, Inc...............   3,544
            433,784 LSI Industries, Inc....................   5,856
             82,695 *NCI Building Systems, Inc.............   1,976
            133,855 Spartech Corporation...................   3,298
            227,575 Watsco, Inc............................   5,173
                                                            -------
                                                             37,298
                                                            -------
            Technology--8.0%
            184,222 *Avnet, Inc............................   3,990
            391,000 *Borland Software Corporation..........   3,804
            188,035 *Checkpoint Systems, Inc...............   3,556
            190,115 *Overland Storage, Inc.................   3,574
            132,500 *SPSS, Inc.............................   2,369
            202,970 *Tier Technologies, Inc., Class "B"....   1,658
                                                            -------
                                                             18,951
                                                            -------

* Non-income producing
ADR= American Depository Receipt
++ =Restricted security. The Fund purchased 120,551 restricted shares on September 17, 2003 at a cost of $2,148 (in thousands). The value of the restricted portion of the the Fund's holding was $3,122 or 1.31% of net assets at December 31, 2003.

           ------------------------------------------------ --------
           Shares or Principal Amount                           Value
           ------------------------------------------------ --------

           Common Stocks--(continued)
           Health Care--6.9%
             119,960 *Albany Molecular Research............    1,802
              98,985 Alpharma, Inc., Class "A".............    1,990
             152,230 *First Health Group Corporation....... $  2,964
             489,260 *Encore Medical Corporation...........    3,987
             302,425 *SOLA International, Inc..............    5,686
                                                            --------
                                                              16,429
                                                            --------
           Consumer Staples--6.0%
              69,530 *Dean Foods Company...................    2,285
             468,235 *Del Monte Foods Company..............    4,870
             300,865 Interstate Bakeries Corporation.......    4,281
              72,030 *Robert Mondavi Corporation, Class "A"    2,798
                                                            --------
                                                              14,234
                                                            --------
           Other Energy--5.9%
             159,856 Consol Energy, Inc.++.................    4,140
             139,735 *Forest Oil Corporation...............    3,992
             529,855 *Newpark Resources, Inc...............    2,538
             307,420 *Veritas DGC, Inc.....................    3,222
                                                            --------
                                                              13,892
                                                            --------
           Autos and Transportation--4.2%
              41,320 BorgWarner, Inc.......................    3,515
              63,390 *Landstar System, Inc.................    2,411
             125,685 *SCS Transportation, Inc..............    2,210
              53,190 *Yellow Roadway Corporation...........    1,924
                                                            --------
                                                              10,060
                                                            --------
           Producer Durables--4.0%
             286,135 *Artesyn Technologies, Inc............    2,438
              58,495 Belden, Inc...........................    1,234
              88,680 Pentair, Inc..........................    4,053
              92,375 Robbins & Myers, Inc..................    1,754
                                                            --------
                                                               9,479
                                                            --------
           Utilities--2.8%
             184,960 Atmos Energy Corporation..............    4,495
              93,645 *IDT Corporation......................    2,074
                                                            --------
                                                               6,569
                                                            --------
           Total Common Stock--96.9%
             (cost $168,263)...............................  229,733
                                                            --------
           Convertible Bonds
               2,157 Midwest Express Holdings, 6.750%, due
                      10/1/08..............................    1,816
                                                            --------
           Total Convertible Bonds--0.8%
             (Cost $2,157).................................    1,816
                                                            --------
           Short-Term Investments
           6,495,934 William Blair Ready Reserves Fund.....    6,496
                                                            --------
           Total Short-Term Investments--2.7%
             (cost $6,496).................................    6,496
                                                            --------
           Total Investments--100.4%
             (cost $176,916)...............................  238,045
           Liabilities, plus cash and other assets--(0.4)%.     (934)
                                                            --------
           Net assets--100.0%.............................. $237,111
                                                            ========

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  33

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests in high-grade intermediate-term debt securities.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Income Fund posted a 3.68% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 4.31%, while the Fund's peer group, the Morningstar Short-Term Bond Category, rose 2.39%.

What were the most significant factors impacting Fund performance?

The most significant factor having a pronounced positive impact on the Fund was the strong performance of the Corporate bond market, which capped a 12-month rally in bond prices and undoubtedly the best performance in the history of the market. Corporate bonds were the top-performing asset class within the high-grade fixed income market. Within the Corporate bond sector the rally was led by lower quality issues, whose interest rate spreads over U.S. Treasury securities had widened the most the previous year, reflecting the premium investors were demanding for this type of debt following a number of corporate governance scandals and concerns regarding the economy.

The Fund's Asset-backed and Mortgage-backed issues performed well in the first half of the year, but not to the degree that Corporate bonds did. In a market where investors were desperate for higher yields, they were unable to obtain them through the Mortgage-backed sector, largely because of the increase in prepayments. Corporate bonds, on the other hand, were the beneficiaries of this market environment, offering higher absolute yields, and securities that are non-callable.

The government bond market experienced one of its worst sell-offs in its history during the month of July, only to be followed by a period of relative stability for bond prices in August and then a rally in September.

July was clearly a case where the "tail wagged the dog," with the mortgage market leading the decline in prices. When the economy began to show signs of strength, interest rates moved higher. The mortgage market, in turn, went through a major downward correction, where price declines were overdone in relation to the actual increase in rates. After such a "back-up" in prices during July, August's period of consolidation was to be expected.

A more rational market returned in September, as fixed income investors assessed the evidence of slow, steady and non-inflationary growth, and as investors realized the Federal Reserve would not move to increase rates at any time in the near future.

Finally, the fourth quarter marked a relative return to normalcy in the fixed income markets, as excess returns for non-Treasury securities were much more balanced across asset classes. Interest rates rose modestly during the period.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

Our sector commitments were consistent throughout 2003, with the Fund benefiting from its overweight position in corporate bonds as well as mortgage-backed and asset-backed issues, and underweight position in Treasury securities.

34  Annual Report                                             December 31, 2003

Late in November there was a decision by a major rating agency regarding Ford Motor Credit that had a positive impact on the Fund's portfolio. Ford Motor Credit is the largest corporate bond issuer, and the company's debt had been plagued by uncertainty regarding its quality rating. Although the company's debt was downgraded, the agency said the company's rating outlook was stable. The market viewed this news as favorable to not only Ford but also the entire Auto sector, and it was the best-performing sector in December. The Fund, in turn, benefited from its holdings of Ford Motor Credit as well as GMAC and Daimler Chrysler.

The Fund also benefited during the fourth quarter from a noticeable slowdown in prepayments of our holdings of mortgage-backed and asset-backed issues.

What were among the weakest performing sectors for the Fund?

Treasury securities--which constitute a relatively small portion of the Fund's portfolio--were the weakest performing sector. From the middle of June through the end of July, the yield on the Treasury's benchmark 10-year note rose 1.30 percentage points--to 4.41%--from what had been a 45-year low of 3.11%. As Treasury rates moved higher, Treasury bond prices literally tanked.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

After 12 months of a bull market for corporate bonds, we would not be surprised to see the prices of these issues to pause at current levels. The market has gone from a period where corporate bonds were too cheap--reflecting a lack of demand in the aftermath of a number of corporate scandals--to a period of fair value and renewed investor confidence.

As the new year begins, there are several counterbalancing forces at work. The first is the continued strength in the economy, which shows signs of having carried forward the momentum of the third quarter's robust growth into the fourth quarter. We expect further good news on the economy in early 2004.

At the same time, Federal Reserve Board members continue to express satisfaction that the economy has achieved this growth in an environment of low inflation due to productivity gains. Clearly the bias on the part of the Fed appears to leave well enough alone with regard to interest rates until there are definitive signs that inflation is staring the Fed squarely in the eye. Lastly, ongoing geopolitical uncertainty has the potential to provide incremental demand for Treasuries as a safe-haven investment.

Short-term interest rates continue to be low, and intermediate-term rates, while somewhat higher, are low by historical standards. The shape of this yield curve continues to be positive--that is, it slopes upward. Investors who become "defensive" and move to shorter-term securities with the idea that a rate hike on the part of the Fed could occur in the near-term, run the risk of sacrificing yield. Consequently, it does not pay in this environment to be overly cautious.

Looking out over the next year, we intend to maintain our commitment to our current strategy within the Corporate, Asset-backed and Mortgage-backed markets, deploying new money as it becomes available within each sector. We continue to favor the Corporate bond market. We expect a robust new issuance market in the Corporate bond market during the first quarter and hope to take advantage of opportunities that may present themselves to us. We expect Corporate bond prices to be supported by the favorable news on the economy. We will, as always, be vigilant for signs of any change in Fed policy that could impact the outlook for interest rates.

December 31, 2003                                       William Blair Funds  35

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return
                            ----------------------------------------------------

                                     2003  2002  2001   2000       1999
                                    ----  ----  ----  -----  ----
        Income Fund Class N........ 3.68% 7.91% 7.18%  9.99% 0.34%
        Income Fund Class I........ 3.76  8.04  7.32  10.28  0.30(a)(b)
        Lehman Intermediate
         Government/Corp Bond Index 4.31  9.84  8.96  10.12  0.39

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                                   Since
                           1 Year  3 Year  5 Year  10 Year  Inception(c)
                           ------  ------  ------  -------  ------------
       Income Fund Class N   3.68%   6.24%   5.76%    6.00%           --%
       Income Fund Class I   3.76    6.35      --       --          6.42

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 1, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 1, 1999 to December
                               31, 2003.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

              Income Fund     Lehman Intermediate
                Class N         Gov/Credit Index
1993            $10,000             $10,000
1994              9,900               9,800
1995             11,400              11,300
1996             11,700              11,800
1997             12,600              12,700
1998             13,500              13,800
1999             13,600              13,800
2000             14,900              15,200
2001             16,000              16,600
2002             17,300              18,200
2003             17,900              19,000


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class N shares are available to the general public without a sales load.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all investments in the Fund performed as well, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

36  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all amounts in thousands)
(unaudited)

       Principal
       Amount                                                      Value
       --------------------------------------------------------- -------

       U.S. Government and U.S. Government Agency
        Guaranteed Obligations--42.6%
       U.S. Treasury--4.8%
       $ 3,000 U.S. Treasury Note, 6.000%, due 8/15/09.......... $ 3,398
         8,000 U.S. Treasury Note, 6.500%, due 2/15/10..........   9,296
       -------                                                   -------
        11,000 Total U.S. Treasury Obligations..................  12,694
       -------                                                   -------

       Small Business Administration--0.1%
            -- Receipt for Multiple Originator Fees, #3, 0.814%,
                due 11/01/08 (Interest Only) WAC................      64
           149 Loan #100023, 9.375%, due 11/25/14...............     162
       -------                                                   -------
           149 Total Small Business Administration Obligations..     226
       -------                                                   -------

       U.S. Government Agency Guaranteed
        Obligations--37.7%

       Federal Home Loan Mortgage Corp. (FHLMC)--21.3%
         1,455 #G10067, 7.000%, due 1/1/08......................   1,538
           494 #G10147, 8.500%, due 2/1/08......................     515
         2,031 #1612, Tranche SE, 8.100%, due 11/15/08, VRN.....   2,119
         1,776 #E80050, 6.000%, due 10/1/09.....................   1,868
         1,296 #G90028, 7.000%, due 5/15/09.....................   1,383
         1,545 #G90019, 7.500%, due 12/17/09....................   1,651
         5,500 7.000%, due 3/15/10..............................   6,418
         1,228 #E65418, 7.000%, due 8/1/10......................   1,298
         1,300 #G10457, 7.000%, due 2/1/11......................   1,387
         1,148 #E00436, 7.000%, due 6/1/11......................   1,224
         3,038 #E90630, 6.000%, due 7/1/12......................   3,191
           768 #G10708, 6.500%, due 8/1/12......................     814
         2,089 #E91999, 5.000%, due 10/1/12.....................   2,141
           480 #G11218, 7.000%, due 10/1/12.....................     512
         2,959 #E96147, 5.000%, due 5/1/13......................   3,028
         2,043 # E95846, 4.500%, due 5/1/13.....................   2,052
         2,859 #G10839, 5.500%, due 10/1/13.....................   2,976
         2,660 #E72924, 7.000%, due 10/1/13.....................   2,838
         3,243 #E00639, 5.000%, due 3/1/14......................   3,334
           975 #E81908, 8.500%, due 12/1/15.....................   1,066
         2,376 #G90022, 8.000%, due 9/17/16.....................   2,552
         3,289 #G11486, 7.500%, due 4/1/17......................   3,513
         3,161 #E90398, 7.000%, due 5/1/17......................   3,376
         3,168 #G90027, 6.000%, due 11/17/17....................   3,326
           661 #C67537, 9.500%, due 8/1/21......................     739
         1,643 #G21, Tranche J, 6.250%, due 8/25/22.............   1,672
       -------                                                   -------
        53,185 Total FHLMC Mortgage Obligations.................  56,531
       -------                                                   -------

                                                         NRSRO
         Principal                                      Rating
         Amount                                    (unaudited)    Value
         ----------------------------------------- ----------- --------

         Federal National Mortgage Association (FNMA)--16.4%
         $   1,733 #545560, 8.000%, due 5/1/07................ $  1,842
             1,490 # 93-196, Tranche SA, 19.092%, due
                    10/25/08..................................    1,717
               580 #1993-221, Tranche SG, 12.787%, due
                    12/25/08, VRN.............................      642
             2,172 # 731691, 7.000%, due 9/1/09...............    2,323
             1,437 # 695512, 8.000%, due 9/1/10...............    1,539
             4,219 # 255056, 5.000%, due 11/1/10..............    4,331
             6,425 6.250%, due 2/1/11.........................    7,103
             1,452 #313816, 6.000%, due 4/1/11................    1,527
               624 #577393, 10.000%, due 6/1/11...............      693
             1,735 #577395, 10.000%, due 8/1/11...............    1,934
             3,622 # 254705, 5.500%, due 3/1/13...............    3,859
             1,474 #254788, 6.500%, due 4/1/13................    1,582
               849 #593561, 9.500%, due 8/1/14................      950
             3,234 #567027, 7.000%, due 9/1/14................    3,458
             1,763 #598453, 7.000%, due 6/1/15................    1,885
             1,721 # 555747, 8.000%, due 5/1/16...............    1,846
             1,972 # 682075, 5.500%, due 11/1/17..............    2,045
             1,029 #1996-14, Tranche B, 3.801%, due
                    4/25/23...................................    1,033
                11 #1993-19, Tranche SH, 11.233%, due
                    4/25/23, VRN..............................       14
             1,877 #254797, 5.000%, due 6/1/23................    1,884
             1,172 #733897, 6.500%, due 12/1/32...............    1,238
         ---------                                             --------
            40,591 Total FNMA Mortgage Obligations............   43,445
         ---------                                             --------
           104,925 Total U.S. Government and U.S. Government
         ---------
                     Agency Guaranteed Obligations............  112,896
                                                               --------

         Collateralized Mortgage Obligations--25.0%
             2,500 Security National Mortgage Loan
                    Trust, 2002-2A, Tranche M2,
                    6.460%, due 8/25/08...........      A+        2,532
             4,125 Condor Auto, 7.000%, due
                    12/15/09......................      A3        4,146
             2,089 Countrywide Alternative Loan
                    Trust, 2003-11T1, Tranche M,
                    4.750% due 7/25/18............      AA        2,054
             2,262 Cityscape Home Equity Loan
                    Trust, 1997-4, Tranche M2,
                    7.710%, due 10/25/18..........       A        2,290
             1,900 ABFS, 2002-2, Tranche A6,
                    5.850%, due 3/15/19...........       A        1,986
             2,960 Security National Mortgage Loan
                    Trust, 2001-2A, Tranche B,
                    8.100%, due 10/25/20..........     BBB        3,016
             3,172 Countrywide, 2001-HLV1,
                    Tranche B1, 9.385%, due
                    5/10/22.......................     BBB        3,335
               748 First Plus, 1998-3, Tranche A7,
                    6.950%, due 10/10/22..........     Aaa          760
             1,584 First Plus, 1997-4, Tranche M2,
                    7.330%, due 9/11/23...........       A        1,590
             1,267 First Plus, 1997-4, Tranche A8,
                    7.310%, due 9/11/23...........     AAA        1,272
               968 First Plus, 1998-2, Tranche M2,
                    7.510%, due 5/10/24...........      A2          983
               274 First Plus, 1998-3, Tranche M2,
                    7.420%, due 5/10/24...........      A2          282
             2,178 Security National Mortgage Loan
                    Trust, 2000-2, Tranche B,
                    9.510%, due 9/25/24...........      A2        2,297

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  37

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all amounts in thousands)
(unaudited)

                                                             NRSRO
     Principal                                              Rating
     Amount                                            (unaudited)   Value
     ------------------------------------------------- ----------- -------

     Collateralized Mortgage Obligations--(continued)
     $    630 Security National Mortgage Loan
               Trust, 2001-2A, Tranche M,
               8.100%, due 11/25/24...................       A     $   654
        2,378 Security National Mortgage Loan
               Trust, 2000-1, Tranche B, 9.250%,
               due 2/25/25............................      A2       2,444
        1,863 CIT Group Home Equity Loan Trust,
                98-1 M2, 6.720%, due 9/15/27..........      A-       1,927
        3,900 GMAC Mortgage Corporation Loan
               Trust, 2000-CL1, Tranche M, 8.720%,
               due 6/25/26............................       A       4,064
        1,915 Structured Asset Securities Corporation,
               1997-4, Tranche B2, 6.986%, due
               12/25/27...............................     AA+       1,912
        4,425 Green Tree Home Improvement Loan
               Trust, 1998-E, Tranche HEM2,
               7.270%, due 6/15/28....................      A2       4,530
          970 Security National Mortgage Loan Trust,
               2001-1, Tranche B, 8.070%, due
               11/25/28...............................       A       1,001
        3,063 Delta Funding Home Equity Loan Trust,
               2000-2, Tranche A6F, 7.970%, due
               8/15/30................................     AAA       3,175
        4,500 Green Tree Financial Corporation,
                1999-5, Tranche A4, 7.330%, due
               4/1/31.................................      AA       4,685
        2,000 Countrywide, 2000-2, Tranche MF2,
               9.000%, due 6/25/31....................       A       2,083
        1,350 Countrywide, 2001-1, Tranche MF2,
               7.511%, due 7/25/31....................      AA       1,394
        4,635 Origin, 2001-A, Tranch A5, 7.080%, due
               3/15/32................................     AAA       4,879
        2,100 GRP Real Estate Asset Trust, 2003-1,
               Tranche A, 5.970%, due 11/25/32........       A       2,097
        5,886 Merit Securities Corp., Series 13,
     --------
               Tranche M2, 7.880%, due 12/28/33.......      A2       5,005
                                                                   -------
       65,642 Total Collateralized Mortgage
     --------  Obligations............................              66,393
                                                                   -------

     Corporate Obligations--30.2%
        2,000 Fleet Boston Financial Corporation,
               4.875%, due 12/1/06....................       A       2,122
        3,325 Block Financial Corporation, 8.500%,
               due 4/15/07............................    BBB+       3,840
        2,000 AT&T Wireless Services, Inc., 7.500%,
               due 5/1/07.............................     BBB       2,242
        2,000 Mellon Bank NA, 7.375%, due
               5/15/07................................       A       2,306
        1,336 Ford Motor Credit, 7.200%, due
               6/15/07................................     BBB       1,451
        2,775 Applied Materials, Inc., 6.750%, due
               10/15/07...............................      A-       3,105
        2,425 CIT Group Inc., 5.500%, due
               11/30/07...............................       A       2,596
        1,000 Amgen Inc., 6.500%, due 12/01/07........       A       1,124
        2,550 DaimlerChrysler, NA Holdings, 4.750%,
               due 1/15/08............................      A3       2,609
        2,200 Lehman Brothers Holdings, 4.000%, due
               1/22/08................................       A       2,244

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch

                                                          NRSRO
       Principal                                         Rating
       Amount                                       (unaudited)    Value
       -------------------------------------------- ----------- --------

       Corporate Obligations--(continued)
       $  1,650 Target Corporation, 3.375%, due
                 3/1/08............................      A+     $  1,649
          2,350 Wells Fargo Company, 3.500%, due
                 4/4/08............................      A+        2,358
          2,225 Cardinal Health, Inc., 6.250%, due
                 7/15/08...........................       A        2,460
          3,475 ConocoPhillips, Inc., 8.750%, due
                 5/25/10...........................      A-        4,341
          2,300 Household Finance Corporation,
                 8.000%, due 7/15/10...............       A        2,754
          2,399 Boeing Capital Corporation,
                 7.375%, due 9/27/10...............       A        2,757
          2,500 Citigroup, Inc., 7.250%, due
                 10/1/10...........................      A+        2,914
          2,125 Comcast Cable Communications
                 Corp., 6.750%, due 1/30/11........     BBB        2,365
          2,600 Sprint Capital Corp., 7.625%, due
                 1/30/11...........................     BBB        2,914
          1,900 AOL Time Warner, 6.750%, due
                 4/15/11...........................     BBB        2,122
          3,200 Morgan Stanley, 6.750%, due
                 4/15/11...........................      A+        3,620
          4,000 General Motors Acceptance
                 Corporation, 6.875%, due
                 9/15/11...........................     BBB        4,309
          1,500 Ford Motor Credit Co., 7.250%,
                 due 10/25/11......................     BBB        1,627
          2,850 National Rural Utility Cooperative,
                 7.250%, due 3/1/12................       A        3,321
          2,425 GE Capital Corporation, 6.000%,
                 due 6/15/12.......................     AAA        2,630
          1,000 SLM Corporation, 5.125%, due
                 8/27/12...........................       A        1,015
          2,550 Verizon Global Funding
                 Corporation, 7.375%, due
                 9/1/12............................      A+        2,955
          2,300 Cox Communications Inc.,
                 7.125%, due 10/1/12...............     BBB        2,653
          3,200 IBM Corporation, 4.750%, due
                 11/29/12..........................      A+        3,207
          2,400 Kroger Company, 5.500%, due
                 2/1/13............................     BBB         2441
          1,900 Ohio Power Company, 5.500%,
                 due 2/15/13.......................       A        1,962
       --------                                                 --------
         72,460 Total Corporate Obligations........               80,013
       --------                                                 --------
        243,027 Total Long Term Investments--97.8%
       --------
                (Cost $254,419)................................  259,302
                                                                --------

       Short-Term Investments--0.9%
          2,217 American Express Corporation,
       --------
                  VRN 0.970%, due 1/2/04...........      A+        2,217
                                                                --------
          2,217 Total Short-Term Investments
       --------  (Cost $2,217).....................                2,217
                                                                --------
       $245,244 Total Investments--98.7%
       ========  (Cost $256,636)...................              261,519
                                                                --------
                Cash and other assets, less
                 liabilities--1.3%.................                3,543
                                                                --------
                Net Assets--100.0%.................             $265,062
                                                                ========

                See accompanying Notes to Financial Statements.

38  Annual Report                                             December 31, 2003

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
READY RESERVES FUND
--------------------------------------------------------------------------------

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

Interpretation of the Federal Reserve Board's monetary policy continued to be the focal point for the money markets during 2003.

During the first quarter, in what was largely viewed as an unprecedented move, the Federal Open Market Committee elected to not make a characterization of the balance of risks (economic weakness versus inflation) at its March meeting. Citing the impact of geopolitical uncertainties on economic decision-making, the Fed left its target for the Federal Funds rate at 1.25 percent.

Although the Fed's neutral interest rate bias matched the expectations of many economists, it surprised many analysts who had been expecting it to hint that it would be willing to pump money into the American economy quickly if the recent spate of weak economic news continued.

The Federal Reserve raised the possibility of deflation--and its potential to derail the economy--at the Fed's May meeting. Although Federal Reserve Board Chairman Alan Greenspan and other Fed Governors stated the chance of deflation was remote, the fixed income markets came to believe that the Federal Reserve would use extraordinary means to provide stimulus to the economy to head off any deflationary crisis. The June reduction in the key federal funds interest rate--the interest banks charge each other on overnight loans--by one quarter of a percentage point was viewed by Fed watchers as a further effort to ward off that threat.

Shortly after the June rate cut, fixed income investors realized that there would be a limit to how far the Fed would go to stimulate the economy. Rates backed up sharply and a decline in the prices of fixed-income securities ensued. Short- and intermediate-term bonds were not spared.

The Fed indicated at its next two meetings that it had no plans to move rates higher anytime soon. Creation of jobs appeared to be the Fed's main objective. Finally in November, Fed Chairman Alan Greenspan gave an optimistic assessment for the prospects for continued growth in the economy, a gradual reduction in unemployment, and a first hint that the era of rock-bottom interest rates may be drawing to a close. Nonetheless, the Fed voted at its December meeting to keep short-term interest rates at a 45-year low, saying in its statement that it believes rates could be maintained "for a considerable period," and allaying investor concerns that rates would move higher anytime in the near future.

As the new year begins, there are several counterbalancing forces at work. The first is the continued strength in the economy, which shows signs of having carried forward the momentum of the third quarter's robust growth into the fourth quarter. We expect further good news on the economy in early 2004.

At the same time, Federal Reserve Board members continue to express satisfaction that the economy has achieved this growth in an environment of low inflation and productivity gains. Clearly the bias on the part of the Fed appears to leave well enough alone with regard to interest rates until there are definitive signs that inflation is staring the Fed squarely in the eye. Lastly, ongoing geopolitical uncertainly has the potential to provide incremental demand for Treasuries as a safe-haven investment.

December 31, 2003                                       William Blair Funds  39

We have every reason to believe the Fed will maintain the current 1.0% Fed Funds rate through the first half of 2004.

Throughout 2003 we maintained a strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and emphasized floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the most creditworthy international banks dealing in Eurodollars--U.S. currency held in banks outside of the U.S.--charge each other for large loans.)

At December 31, 2003, the Fund's weighted average maturity was 54 days, compared to 60 days at the end of June, and little changed from 58 days one year ago.

The return for the 12 months ended December 31, 2003 of the Fund's Class N Shares was 0.66%, compared to the 0.49% return of the Fund's benchmark, the AAA-Rated Money Market Funds Average. Total assets, which declined as investors moved more of their money into the stock market during the course of the year, were $1.15 billion at December 31, 2003, compared to $1.18 billion at June 30, 2003, and $1.32 billion at the end of 2002.

40  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

         --------------------------------------------------- ---------
         Principal                                           Amortized
         Amount                                                   Cost
         --------------------------------------------------- ---------

         Fixed Rate Notes--29.3%
         $ 20,860 Abbott Laboratories,
                   5.125%, 7/1/04........................... $ 20,504
            2,063 AIG Sun America,
                   6.630%, 1/14/04..........................    2,004
            1,521 American General Corporation,
                   7.125%, 2/15/04..........................    1,511
           26,770 American General Finance Corporation,
                   1.370%-6.750%, 1/9/04-11/15/04...........   26,461
           27,036 Associates Corporation,
                   5.500%-8.625%, 2/15/04-11/15/04..........   26,566
            9,175 BellSouth Telecommunications,
                   6.375%, 6/15/04..........................    9,050
            5,542 B.P. plc, 6.250%, 10/15/04................    5,479
           19,154 Cardinal Health, Inc., 6.500%, 2/15/04....   18,551
           16,391 Caterpillar Financial Services,
                   1.329%-6.875%, 2/4/04-8/1/04.............   16,241
            1,259 ChevronTexaco Corporation,
                   6.625%, 10/1/04..........................    1,258
            9,919 Citicorp, 7.125%, 3/15/04.................    9,538
            7,093 Coca-Cola Enterprises,
                   6.625%-8.000%, 8/1/04-1/4/05.............    7,026
            4,691 E.I. DuPont de Nemours & Company,
                   6.750%, 10/15/04.........................    4,663
            1,600 GE Capital Corporation, 7.875%, 11/22/04..    1,585
            3,484 IBM Credit Corporation, 5.625%, 4/12/04...    3,405
           14,650 Marsh & McLennan Corporation,
                   6.625%, 6/15/04..........................   14,280
           31,498 National Rural Utility Cooperative Finance
                   Corporation,
                   3.875%-6.375%, 1/15/04-1/15/05...........   31,037
            3,000 Paccar Financial Corporation,
                   1.220%, 2/17/04..........................    3,000
           11,479 Procter & Gamble Corporation,
                   6.660%, 12/15/04.........................   11,438
           24,202 SBC Communications, Inc.,
                   5.800%-7.050%, 2/1/04-10/15/04...........   23,827
           15,936 U.S. Bancorp,
                   6.000%-6.500%, 5/15/04-6/15/04...........   15,507
            4,010 USA Education Corporation,
                   1.361%, 1/26/04..........................    4,001
            3,810 Verizon California, 6.750%, 3/15/04.......    3,741
           24,576 Verizon Communications, 6.000%, 1/15/04...   23,765
            9,157 Verizon New Jersey, 5.875%, 2/1/04........    8,832
            4,965 Verizon New York, 6.250%, 2/15/04.........    4,825
            1,049 Verizon West Virginia, 7.000%, 8/15/04....    1,035
           10,236 Wal-Mart Stores, Inc.,
                   6.550%-7.500%, 5/15/04-8/10/04...........   10,083
           12,000 Wells Fargo Bank, 1.081%, 1/26/04.........   12,000
           17,029 Wells Fargo Financial,                       16,925
         --------  5.450%-7.200%, 2/1/04-9/22/04............ --------
          344,155 Total Fixed Rate Notes....................  338,138
         --------                                            --------

         --------------------------------------------------- ---------
         Principal                                           Amortized
         Amount                                                   Cost
         --------------------------------------------------- ---------

         Variable Rate Notes--13.6%
         $ 26,244 American General Finance Corporation,
                   1.310%-1.580%, 1/2/04-3/18/04............ $ 26,209
           33,056 Caterpillar Financial Services,
                   1.250%-1.320%, 1/8/04-2/27/04............   33,030
           14,727 Coca-Cola Enterprises, 1.411%, 1/26/04....   14,698
           10,018 Colgate-Palmolive, 1.305%, 2/17/04........   10,011
           26,290 General Electric Capital Corporation,
                   1.180%-1.320%, 1/2/04-3/15/04............   26,264
            8,688 IBM Corporation, 1.296%, 3/10/04..........    8,685
           10,154 National Rural Utility Cooperative Finance
                   Corporation, 2.161%, 1/26/04.............   10,121
            2,076 Paccar Financial Corporation,
                   1.218%, 3/3/04...........................    2,076
           10,032 Prudential Funding Corporation,
                   1.503%, 1/14/04..........................   10,011
           16,038 USA Education Corporation,                   16,023
         --------  1.448%, 3/16/04.......................... --------
          157,323 Total Variable Rate Notes.................  157,128
         --------                                            --------

         Asset Backed Commercial Paper--48.2%
           20,000 Blue Ridge Asset Funding,
                   1.080%-1.090%, 1/5/04-1/7/04.............   19,997
           54,505 CAFCO, L.L.C.
                   1.080%-1.090%, 1/23/04-2/10/04...........   54,454
           35,000 CRC Funding, L.L.C.,
                   1.080%, 1/27/04-1/29/04..................   34,972
           47,000 CXC, L.L.C.,
                   1.080%-1.090%, 1/9/04-1/30/04............   46,971
           50,000 Daimler Chrysler Revolving Auto,
                   1.110%, 1/14/04-1/21/04..................   49,974
           25,000 Delaware Funding Corporation,
                   1.080%-1.090%, 1/7/04-1/12/04............   24,994
           45,000 FCAR Owner Trust,
                   1.080%-1.090%, 1/16/04-2/13/04...........   44,964
           10,000 Govco, Inc. 1.090%, 1/6/04................    9,998
           52,712 Jupiter Securitization Corporation,
                   1.070%-1.090%, 1/8/04-2/11/04............   52,677
           45,000 Mortgage Interest Networking Trust,
                   1.080%-1.090%, 1/5/04-1/29/04............   44,987
           10,000 New Center Asset Trust, 1.080%, 1/22/04...    9,994
           52,588 Old Line Funding,
                   1.080%-1.100%, 1/2/04-2/9/04.............   52,554
           45,000 Preferred Receivables Funding,
                   1.080%-1.090%, 1/16/04-1/30/04...........   44,968
           50,000 Thunder Bay Funding,
                   1.090%-1.100%, 1/8/04-1/28/04............   49,976
           15,000 Wal-Mart Funding Corp., 1.080%, 1/20/04...   14,991
         --------                                            --------
          556,805 Total Asset Backed Commercial Paper.......  556,471
         --------                                            --------

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  41

--------------------------------------------------------------------------------
Ready Reserves Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

        ------------------------------------------------------ ---------
        Principal                                              Amortized
        Amount                                                      Cost
        ------------------------------------------------------ ---------
        Commercial Paper--5.9%
        Industrials--Capital Goods--3.7%
        $20,000 General Electric Capital Services Corporation,
                 1.090%, 1/5/04-1/21/04.......................   $19,993
         23,000 General Electric Capital International,           22,989
        -------  1.090%, 1/7/04-1/23/04.......................   -------
         43,000                                                   42,982
        -------                                                  -------
        Insurance--2.2%
         25,000 Mass Mutual Funding,                              24,991
        -------  1.100%, 1/13/04..............................   -------
         68,000 Total Commercial Paper........................    67,973
        -------                                                  -------

----------
VRN= Variable Rate Note

           ---------------------------------------------- ----------
           Principal                                       Amortized
           Amount                                               Cost
           ---------------------------------------------- ----------
           Demand Note--2.9%
           $   33,148 American Express Corporation, VRN,  $   33,148
           ----------  0.970%, 1/2/04.................... ----------
           $1,159,431 Total Investments--99.9%             1,152,858
           ==========  (Cost $ 1,152,858)................ ----------
                      Cash and other assets,
                       less liabilities--0.1%............      1,074
                                                          ----------
                      Net assets--100.0%................. $1,153,932
                                                          ==========
                      Portfolio Weighted Average Maturity    54 Days

                See accompanying Notes to Financial Statements.

42  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2003 (all amounts in thousands)

                                                                               Tax-     Large       Small     Small
                                                                            Managed       Cap         Cap   Mid-Cap
                                                                   Growth    Growth    Growth      Growth    Growth
                                                                     Fund      Fund      Fund        Fund      Fund
-                                                            -----------  --------  --------  ----------- --------
Assets
Investments in securities, at cost.......................... $   218,506  $  5,426  $  4,337  $   402,360 $  3,470
Investments in Affiliated Fund, at cost.....................       5,816       125       235       42,472       80
                                                             -----------  --------  --------  ----------- --------
Investments in securities, at value......................... $   280,104  $  6,874  $  5,297  $   479,837 $  3,449
Investments in Affiliated Fund, at value....................       5,816       125       235       42,472       80
Cash........................................................          11        --        --           76        1
Foreign currency, at value..................................          --        --        --           --       --
Receivable for fund shares sold.............................         213        --        --       18,124    3,614
Receivable for investment securities sold...................       1,918        --        --          159       --
Receivable from Advisor.....................................          --         1         6           --       --
Dividends and interest receivable...........................         125         4         2          158       --
                                                             -----------  --------  --------  ----------- --------
       Total assets.........................................     288,187     7,004     5,540      540,826    7,144
Liabilities
Payable for investment securities purchased.................          --        --         8       20,812    3,471
Payable for fund shares redeemed............................       6,231       114        --          485       --
Management fee payable......................................         196         5         4          397       --
Distribution and shareholder services fee payable...........           9        --        --           42       --
Payable to Advisor..........................................          --        --        --          186       --
Other accrued expenses......................................          97        14         9           80       --
                                                             -----------  --------  --------  ----------- --------
       Total liabilities....................................       6,533       133        21       22,002    3,471
                                                             -----------  --------  --------  ----------- --------
        Net Assets.......................................... $   281,654  $  6,871  $  5,519  $   518,824 $  3,673
                                                             ===========  ========  ========  =========== ========
Capital
Composition of Net Assets:
  Par value of shares of beneficial interest................ $        28  $      1  $      1  $        24 $      1
  Capital paid in excess of par value.......................     251,769     7,768    10,203      439,181    3,693
  Undistributed net investment income (loss)................          --        --        --           --       --
  Accumulated realized gain (loss)..........................     (31,741)   (2,346)   (5,645)       2,142       --
  Net unrealized appreciation (depreciation) of investments.      61,598     1,448       960       77,477      (21)
                                                             -----------  --------  --------  ----------- --------
        Net Assets.......................................... $   281,654  $  6,871  $  5,519  $   518,824 $  3,673
                                                             ===========  ========  ========  =========== ========

Class N Shares
  Net Assets................................................ $    41,698  $    201  $    298  $   331,361 $    695
  Shares Outstanding........................................   4,181,851    23,893    50,171   15,176,196   69,946
  Net Asset Value Per Share................................. $      9.97  $   8.41  $   5.93  $     21.83 $   9.94
Class I Shares
  Net Assets................................................ $   239,950  $  6,664  $  5,218  $   187,465 $  2,972
  Shares Outstanding........................................  23,809,017   784,237   871,595    8,507,935  298,980
  Net Asset Value Per Share................................. $     10.08  $   8.50  $   5.99  $     22.03 $   9.94

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  43

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2003 (all dollar amounts in thousands)

                                                                                                 Tax-   Large    Small   Small
                                                                                              Managed     Cap      Cap Mid-Cap
                                                                                       Growth  Growth  Growth   Growth  Growth
                                                                                         Fund    Fund    Fund     Fund    Fund
-                                                                                    -------  ------- ------  -------  -------
Investment income
  Dividends......................................................................... $ 1,372  $   35  $   33  $   616   $ --
  Less foreign tax withheld.........................................................      (5)     --      --       --     --
  Interest..........................................................................      --      --      --       61     --
                                                                                     -------  ------  ------  -------   ----
    Total income....................................................................   1,367      35      33      677     --
Expenses
  Investment advisory fees..........................................................   1,945      46      39    2,060     --
  Distribution fees.................................................................      95      --      --      257     --
  Shareholder services fees.........................................................      --      --      --       --     --
  Custodian fees....................................................................      69      13      14       84     --
  Transfer agent fees...............................................................     243       8       9      155     --
  Professional fees.................................................................      50      15      16       37     --
  Registration fees.................................................................      32      30      29       61     --
  Other expenses....................................................................     147       9      --       63     --
                                                                                     -------  ------  ------  -------   ----
    Total expenses before waiver....................................................   2,581     121     107    2,717     --
    Plus expenses recovered by the Advisor..........................................      --      --      --      186     --
    Less expenses waived and absorbed by the Advisor................................      --     (46)    (48)     (89)    --
                                                                                     -------  ------  ------  -------   ----
    Net expenses....................................................................   2,581      75      59    2,814     --
                                                                                     -------  ------  ------  -------   ----
    Net investment income (loss)....................................................  (1,214)    (40)    (26)  (2,137)    --
Net realized and unrealized gain (loss) on investments,
 and other assets and liabilities
    Net realized gain (loss) on investments.........................................     758    (483)   (553)  20,759     --
                                                                                     -------  ------  ------  -------   ----
Change in net unrealized appreciation (depreciation) on investments and other assets
 and liabilities....................................................................  58,056   1,777   1,644   75,261    (21)
                                                                                     -------  ------  ------  -------   ----
Net increase (decrease) in net assets resulting from operations..................... $57,600  $1,254  $1,065  $93,883   $(21)
                                                                                     =======  ======  ======  =======   ====

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003

                See accompanying Notes to Financial Statements.

44  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2003 and 2002 (all amounts in thousands)

                                                                                                                    Tax-
                                                                                                                 Managed
                                                                                                 Growth           Growth
                                                                                                   Fund             Fund
-                                                                                  --------  ---------  ------  -------  -------
                                                                                        2003       2002    2003     2002     2003
-                                                                                  --------  ---------  ------  -------  -------
Operations
  Net investment income (loss).................................................... $ (1,214) $  (1,634) $  (40) $   (30) $   (26)
  Net realized gain (loss) on investments, and other assets and liabilities.......      758    (22,469)   (483)    (906)    (553)
  Change in net unrealized appreciation (depreciation) on investments, and other
   assets and liabilities.........................................................   58,056    (71,443)  1,777     (842)   1,644
                                                                                   --------  ---------  ------  -------  -------
Net increase (decrease) in net assets resulting from operations...................   57,600    (95,546)  1,254   (1,778)   1,065
Distributions to shareholders from
  Net investment income...........................................................       --         --      --       --       --
  Net realized gain...............................................................       --         --      --       --       --
                                                                                   --------  ---------  ------  -------  -------
                                                                                         --         --      --       --       --
Capital stock transactions
  Net proceeds from sale of shares................................................   29,113     27,832   1,159      604    1,147
  Shares issued in reinvestment of income dividends and capital gain
   distributions..................................................................       --         --      --       --       --
  Less cost of shares redeemed....................................................  (60,684)   (62,757)   (845)    (734)  (2,162)
                                                                                   --------  ---------  ------  -------  -------
  Net increase (decrease) in net assets resulting from capital share transactions.  (31,571)   (34,925)    314     (130)  (1,015)
                                                                                   --------  ---------  ------  -------  -------
  Increase (decrease) in net assets...............................................   26,029   (130,471)  1,568   (1,908)      50
Net assets
  Beginning of period.............................................................  255,625    386,096   5,303    7,211    5,469
                                                                                   --------  ---------  ------  -------  -------
  End of period................................................................... $281,654  $ 255,625  $6,871  $ 5,303  $ 5,519
                                                                                   ========  =========  ======  =======  =======
Undistributed net investment income (loss) at the end of the year................. $     --  $      --  $   --  $    --  $    --
                                                                                   ========  =========  ======  =======  =======

                                                                                      Large               Small    Small
                                                                                        Cap                 Cap  Mid-Cap
                                                                                     Growth              Growth   Growth
                                                                                       Fund                Fund     Fund
-                                                                                  -------  --------  --------  --------
                                                                                       2002      2003      2002 2003 (a)
-                                                                                  -------  --------  --------  --------
Operations
  Net investment income (loss).................................................... $   (24) $ (2,137) $   (795)  $   --
  Net realized gain (loss) on investments, and other assets and liabilities.......  (1,403)   20,759    (6,617)      --
  Change in net unrealized appreciation (depreciation) on investments, and other
   assets and liabilities.........................................................    (357)   75,261    (6,949)     (21)
                                                                                   -------  --------  --------   ------
Net increase (decrease) in net assets resulting from operations...................  (1,784)   93,883   (14,361)     (21)
Distributions to shareholders from
  Net investment income...........................................................      --        --        --       --
  Net realized gain...............................................................      --    (7,443)       --       --
                                                                                   -------  --------  --------   ------
                                                                                        --    (7,443)       --       --
Capital stock transactions
  Net proceeds from sale of shares................................................   3,515   400,134    58,966    3,694
  Shares issued in reinvestment of income dividends and capital gain
   distributions..................................................................      --     7,200        --       --
  Less cost of shares redeemed....................................................  (2,253)  (53,530)  (20,682)      --
                                                                                   -------  --------  --------   ------
  Net increase (decrease) in net assets resulting from capital share transactions.   1,262   353,804    38,284    3,694
                                                                                   -------  --------  --------   ------
  Increase (decrease) in net assets...............................................    (522)  440,243    23,923    3,673
Net assets
  Beginning of period.............................................................   5,991    78,581    54,658       --
                                                                                   -------  --------  --------   ------
  End of period................................................................... $ 5,469  $518,824  $ 78,581   $3,673
                                                                                   =======  ========  ========   ======
Undistributed net investment income (loss) at the end of the year................. $    --  $     --  $     --   $   --
                                                                                   =======  ========  ========   ======

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003


                See accompanying Notes to Financial Statements.


December 31, 2003                                       William Blair Funds  45

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2003 (all dollar amounts in thousands)


                                                                         International      Value                        Ready
                                                                                Growth  Discovery       Income        Reserves
                                                                                  Fund       Fund         Fund            Fund
-                                                                        ------------- ---------- -----------  --------------
Assets
Investments in securities, at cost......................................  $ 1,342,550  $  170,420 $   256,636  $    1,152,858
Investments in Affiliated Fund, at cost.................................       99,070       6,496          --              --
                                                                          -----------  ---------- -----------  --------------
Investments in securities, at value.....................................  $ 1,781,001  $  231,549 $   261,519  $    1,152,858
Investments in Affiliated Fund, at value................................       99,070       6,496          --              --
Foreign currency, at value (cost $4,107)................................        4,105          --          --              --
Receivable for fund shares sold.........................................       17,316         146       1,396              --
Receivable for investment securities sold...............................          115       1,202          --              --
Dividends and interest receivable.......................................        1,274         254       2,519           5,793
                                                                          -----------  ---------- -----------  --------------
       Total assets.....................................................    1,902,881     239,647     265,434       1,158,651
Liabilities
Payable for investment securities purchased.............................           64       1,913          --           4,100
Payable for fund shares redeemed........................................          925         233         192              --
Management fee payable..................................................        1,530         216         118             219
Distribution and shareholder services fee payable.......................          266          18           6             332
Dividend payable........................................................           --          --          --              31
Other accrued expenses..................................................          397         156          56              37
                                                                          -----------  ---------- -----------  --------------
       Total liabilities................................................        3,182       2,536         372           4,719
                                                                          -----------  ---------- -----------  --------------
        Net Assets......................................................  $ 1,899,699  $  237,111 $   265,062  $    1,153,932
                                                                          ===========  ========== ===========  ==============
Capital
Composition of Net Assets:
  Par value of shares of beneficial interest............................  $       102  $       10 $        26  $        1,155
  Capital paid in excess of par value...................................    1,591,642     171,527     270,523       1,153,844
  Undistributed net investment income (loss)............................      (3,046)          --         128              81
  Accumulated realized gain (loss)......................................    (127,514)       4,445     (10,498)         (1,148)
  Net unrealized appreciation (depreciation) of investments and foreign
   currencies...........................................................      438,515      61,129       4,883              --
                                                                          -----------  ---------- -----------  --------------
        Net Assets......................................................  $ 1,899,699  $  237,111 $   265,062  $    1,153,932
                                                                          ===========  ========== ===========  ==============
Class N Shares
  Net Assets............................................................  $ 1,358,250  $   26,690 $    46,822  $    1,153,932
  Shares Outstanding....................................................   72,844,329   1,176,840   4,490,865   1,154,999,149
  Net Asset Value Per Share.............................................  $     18.65  $    22.68 $     10.43  $         1.00
Class I Shares
  Net Assets............................................................  $   541,439  $  210,407 $   218,234
  Shares Outstanding....................................................   28,724,162   9,243,609  20,976,905
  Net Asset Value Per Share.............................................  $     18.85  $    22.76 $     10.40

                See accompanying Notes to Financial Statements.

46  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2003 (all dollar amounts in thousands)

                                                                                          International     Value
                                                                                                 Growth Discovery   Income
                                                                                                   Fund      Fund     Fund
-                                                                                         ------------- --------- -------
Investment income
  Dividends..............................................................................   $ 18,899     $ 2,292  $    --
  Less foreign tax withheld..............................................................     (1,942)         --       --
  Interest...............................................................................         78          29   11,700
                                                                                            --------     -------  -------
    Total income.........................................................................     17,035       2,321   11,700
Expenses
  Investment advisory fees...............................................................     11,250       2,200    1,179
  Distribution fees......................................................................      1,956          57       55
  Shareholder services fees..............................................................         --          --       --
  Custodian fees.........................................................................      1,032          75       72
  Transfer agent fees....................................................................        993         124       85
  Professional fees......................................................................        110          41       55
  Registration fees......................................................................        154          30       43
  Other expenses.........................................................................        503         125       67
                                                                                            --------     -------  -------
    Total expenses before waiver.........................................................     15,998       2,652    1,556
    Less expenses repaid to (waived and absorbed by) the Advisor.........................         --         (21)      --
                                                                                            --------     -------  -------
    Net expenses.........................................................................     15,998       2,631    1,556
                                                                                            --------     -------  -------
    Net investment income (loss).........................................................      1,037        (310)  10,144
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..............................................     (9,555)      6,425      865
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................     (5,339)         --       --
                                                                                            --------     -------  -------
    Total net realized gain (loss).......................................................    (14,894)      6,425      865
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................    459,102      60,586   (2,342)
                                                                                            --------     -------  -------
Net increase (decrease) in net assets resulting from operations..........................   $445,245     $66,701  $ 8,667
                                                                                            ========     =======  =======

                                                                                             Ready
                                                                                          Reserves
                                                                                              Fund
-                                                                                         --------
Investment income
  Dividends.............................................................................. $    --
  Less foreign tax withheld..............................................................      --
  Interest...............................................................................  16,606
                                                                                          -------
    Total income.........................................................................  16,606
Expenses
  Investment advisory fees...............................................................   3,005
  Distribution fees......................................................................      --
  Shareholder services fees..............................................................   4,382
  Custodian fees.........................................................................     263
  Transfer agent fees....................................................................     206
  Professional fees......................................................................      98
  Registration fees......................................................................      35
  Other expenses.........................................................................     316
                                                                                          -------
    Total expenses before waiver.........................................................   8,305
    Less expenses repaid to (waived and absorbed by) the Advisor.........................      --
                                                                                          -------
    Net expenses.........................................................................   8,305
                                                                                          -------
    Net investment income (loss).........................................................   8,301
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments..............................................     (33)
    Net realized gain (loss) on foreign currency transactions and other assets and
     liabilities.........................................................................      --
                                                                                          -------
    Total net realized gain (loss).......................................................     (33)
Change in net unrealized appreciation (depreciation) on investments and other assets and
 liabilities.............................................................................      --
                                                                                          -------
Net increase (decrease) in net assets resulting from operations.......................... $ 8,268
                                                                                          =======

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  47

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2003 and 2002 (all amounts in thousands)

                                                                                             International               Value
                                                                                                    Growth           Discovery
                                                                                                      Fund                Fund
-                                                                                   ---------------------  ------------------
                                                                                           2003       2002      2003      2002
-                                                                                   ----------  ---------  --------  --------
Operations
  Net investment income (loss)..................................................... $    1,037  $  (1,261) $   (310) $      5
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities..........................................................    (14,894)   (63,168)    6,425    (2,036)
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities..........................    459,102    (42,144)   60,586   (27,263)
                                                                                    ----------  ---------  --------  --------
  Net increase (decrease) in net assets resulting from operations..................    445,245   (106,573)   66,701   (29,294)
Distributions to shareholders from
  Net investment income............................................................     (2,775)        --        --        --
  Net realized gain................................................................         --         --        --        --
                                                                                    ----------  ---------  --------  --------
                                                                                        (2,775)        --        --        --
Capital stock transactions
  Net proceeds from sale of shares.................................................  1,012,995    680,558    53,181   140,291
  Shares issued in reinvestment of income dividends and capital gain
   distributions...................................................................      2,457         --        --        --
  Less cost of shares redeemed.....................................................   (337,011)  (249,252)  (73,573)  (69,487)
                                                                                    ----------  ---------  --------  --------
  Net increase (decrease) in net assets resulting from capital stock transactions..    678,441    431,306   (20,392)   70,804
                                                                                    ----------  ---------  --------  --------
  Increase (decrease) in net assets................................................  1,120,911    324,733    46,309    41,510
Net assets
  Beginning of period..............................................................    778,788    454,055   190,802   149,292
                                                                                    ----------  ---------  --------  --------
  End of period.................................................................... $1,899,699  $ 778,788  $237,111  $190,802
                                                                                    ==========  =========  ========  ========
Undistributed net investment income (loss) at the end of the year.................. $   (3,046) $    (448) $     --  $     --
                                                                                    ==========  =========  ========  ========

                                                                                                                            Ready
                                                                                                 Income                  Reserves
                                                                                                   Fund                      Fund
-                                                                                   ------------------  ------------------------
                                                                                         2003      2002         2003         2002
-                                                                                   --------  --------  -----------  -----------
Operations
  Net investment income (loss)..................................................... $ 10,144  $  9,855  $     8,301  $    17,324
  Net realized gain (loss) on investments, foreign currency transactions and other
   assets and liabilities..........................................................      865       699          (33)        (930)
  Change in net unrealized appreciation (depreciation) on investments, foreign
   currency transactions and other assets and liabilities..........................   (2,342)    3,784           --           --
                                                                                    --------  --------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations..................    8,667    14,338        8,268       16,394
Distributions to shareholders from
  Net investment income............................................................  (13,802)   (9,411)      (8,301)     (17,324)
  Net realized gain................................................................       --        --           --           --
                                                                                    --------  --------  -----------  -----------
                                                                                     (13,802)   (9,411)      (8,301)     (17,324)
Capital stock transactions
  Net proceeds from sale of shares.................................................  139,094    47,101    1,648,639    4,669,025
  Shares issued in reinvestment of income dividends and capital gain
   distributions...................................................................   10,207     6,897        8,334       17,294
  Less cost of shares redeemed.....................................................  (75,240)  (39,053)  (1,827,009)  (4,765,128)
                                                                                    --------  --------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital stock transactions..   74,061    14,945     (170,036)     (78,809)
                                                                                    --------  --------  -----------  -----------
  Increase (decrease) in net assets................................................   68,926    19,872     (170,069)     (79,739)
Net assets
  Beginning of period..............................................................  196,136   176,264    1,324,001    1,403,740
                                                                                    --------  --------  -----------  -----------
  End of period.................................................................... $265,062  $196,136  $ 1,153,932  $ 1,324,001
                                                                                    ========  ========  ===========  ===========
Undistributed net investment income (loss) at the end of the year.................. $    128  $  1,103  $        81  $        81
                                                                                    ========  ========  ===========  ===========



                See accompanying Notes to Financial Statements.


48  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following ten portfolios (the "Portfolios"), each with its own investment objectives and policies.

            Equity Portfolios    International Portfolios
            -----------------    ------------------------
            Growth               International Growth
            Tax-Managed Growth   Institutional International Growth
            Large Cap Growth     Fixed Income Portfolio
                                 ----------------------
            Small Cap Growth     Income
            Small-Mid Cap Growth Money Market Portfolio
                                 ----------------------
            Value Discovery      Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund issues a separate report.

(b) Share Classes

Five different classes of shares currently exist: A,B,C, N and I. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class                                                       Description
-----                                                       -----------
  N   Class N shares are sold to the general public, either directly through the Fund's distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee
      (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35%
      for the Money Market Portfolio).
  I   Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

From January 1, 2003 until November 24, 2003, the value of foreign securities was determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there had been no sale on the date of valuation, at the latest bid price. The Board of Trustees approved amendments to the Trust's valuation procedures in October 2003 relating to the manner in which the Funds' foreign securities are valued. This change was implemented November 24, 2003. To reflect this change, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price.

December 31, 2003                                       William Blair Funds  49

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of December 31, 2003, there were securities held in Small Cap Growth, Value Discovery and International Growth Portfolios requiring fair valuation by the Board of Trustees. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on December 31, 2003. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,691 (in thousands). For the year ended December 31, 2002, the Income Portfolio recognized a reduction in interest income and reduction in net realized loss of $948 (in thousands) related to losses on its mortgage and asset-backed securities' paydowns. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

50  Annual Report                                             December 31, 2003

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2003, the following reclassifications were recorded (in thousands):

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------ -------------   ------------
   Growth..............          $1,214             $   (54)      $(1,160)
   Tax-Managed Growth..              40                  --           (40)
   Large Cap Growth....              26                  --           (26)
   Small Cap Growth....           2,137              (2,137)           --
   Small-Mid Cap Growth              --                  --            --
   International Growth            (860)                860            --
   Value Discovery.....             310                 170          (480)
   Income..............           2,683              (2,686)            3
   Ready Reserves......              --                  --            --

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 was as follows (in thousands):

                            Distributions Paid In 2003 Distributions Paid In 2002
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Growth.............. $    --       $   --       $    --         $--
       Tax-Managed Growth..      --           --            --          --
       Large Cap Growth....      --           --            --          --
       Small Cap Growth....   1,139        6,304            --          --
       Small-Mid Cap Growth      --           --            --          --
       International Growth   2,775           --            --          --
       Value Discovery.....      --           --            --          --
       Income..............  13,802           --         9,411          --
       Ready Reserves......   8,301           --        17,472          --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                           Net
                      Undistributed Undistributed Undistributed     Unrealized
                           Ordinary   Capital and     Long-Term Appreciation /
 Portfolio                   Income  Other Losses          Gain (Depreciation)
 ---------                   ------  ------------          ---- --------------
 Growth..............        $   --   $ 29,466           $   --    $ 59,304
 Tax-Managed Growth..            --      2,331               --       1,433
 Large Cap Growth....            --      5,592               --         907
 Small Cap Growth....         2,198         --              985      76,436
 Small-Mid Cap Growth            --         --               --         (21)
 International Growth         2,615    126,136               --     431,476
 Value Discovery.....            --         --            5,515      60,059
 Income..............           133     10,401               --       4,780
 Ready Reserves......            81      1,148               --          --

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference

December 31, 2003                                       William Blair Funds  51
between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2003.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2003, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  226,617    $ 67,304     $ 8,000       $ 59,304
   Tax-Managed Growth..      5,566       1,536         103          1,433
   Large Cap Growth....      4,625       1,003          96            907
   Small Cap Growth....    445,874      83,406       6,970         76,436
   Small-Mid Cap Growth      3,550          12          33            (21)
   International Growth  1,448,659     443,567      12,091        431,476
   Value Discovery.....    177,986      64,453       4,394         60,059
   Income..............    256,739       7,139       2,359          4,780
   Ready Reserves......  1,152,858          --          --             --

At December 31, 2003, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio              2004   2005   2006   2007   2008    2009    2010    2011    Total
---------            ------ ------ ------ ------ ------ ------- ------- ------- --------
Growth.............. $   -- $   -- $   -- $   -- $   -- $ 4,332 $23,082 $ 2,032 $ 29,446
Tax-Managed Growth..     --     --     --     --     94     732   1,037     468    2,331
Large Cap Growth....     --     --     --     --    493   2,714   1,582     769    5,558
Small Cap Growth....     --     --     --     --     --      --      --      --       --
Small-Mid Cap Growth     --     --     --     --     --      --      --      --       --
International Growth     --     --     --     --     --  31,564  59,888  34,482  125,934
Value Discovery.....     --     --     --     --     --      --      --      --       --
Income..............  2,156     --     --  1,249  3,292      --   1,692   1,582    9,971
Ready Reserves......    108      1      1     51     24      --     930      --    1,115

The International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized

52  Annual Report                                             December 31, 2003
appreciation (depreciation) of $4,938 (in thousands) in 2003, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2003 through December 31, 2003, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2004 for Federal income tax purposes (in thousands):

                          Portfolio            Amount
                          ---------            ------
                          Growth..............  $ --
                          Tax-Managed Growth..    --
                          Large Cap Growth....    34
                          Small Cap Growth....    --
                          Small-Mid Cap Growth    --
                          International Growth   202
                          Value Discovery.....    --
                          Income..............   430
                          Ready Reserves......    33

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                     International Portfolio
-----------------                               -     -----------------------       -
Growth......................................... 0.75% International Growth
Tax-Managed Growth............................. 0.80%   First $250 million.........  1.10%
Large Cap Growth............................... 0.80%   In excess of $250 million..  1.00%
Small Cap Growth............................... 1.10%
Small-Mid Cap Growth........................... 1.00%
Value Discovery................................ 1.15%

Fixed Income Portfolio                                Money Market Portfolio
----------------------                                ----------------------
Income*                                               Ready Reserves
 First $250 million............................ 0.25%   First $250 million......... 0.275%
 In excess of $250 million..................... 0.20%   Next $250 million.......... 0.250%
----------                                              Next $2 billion............ 0.225%
*Management fee also includes a charge of 5% of         In excess of $2.5 billion.. 0.200%
  gross income.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2004, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                                   Class N Shares             Class I Shares
                       -------------------------  -------------------------
                              Through   Effective        Through   Effective
                       April 30, 2003 May 1, 2003 April 30, 2003 May 1, 2003
                       -------------- ----------- -------------- -----------
    Tax-Managed Growth      1.36%        1.55%         1.11%        1.30%
    Large Cap Growth..      1.36%        1.45%         1.11%        1.20%
    Small Cap Growth..      1.55%        1.55%         1.30%        1.38%
    Value Discovery...      1.49%        1.49%         1.33%        1.33%

December 31, 2003                                       William Blair Funds  53

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees, except for Small Cap Growth and Value Discovery which are waiving a portion of their distribution fees.

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, Small Cap Growth and Small-Mid Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The Small Cap Growth Portfolio reimbursed the Advisor $186,000 for the year ended December 31, 2003. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated.

For the year ended December 31, 2003, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                 Expenses
                                                             Recovered or
                                   Gross    Fee          Net   (Absorbed)
       Portfolio            Advisory Fee Waiver Advisory Fee   by Advisor
       ---------            ------------ ------ ------------   ----------
       Growth..............   $ 1,945     $--     $ 1,945        $--
       Tax-Managed Growth..        46      46          --         --
       Large Cap Growth....        39      39          --         (9)
       Small Cap Growth....     2,060      11       2,049         --
       Small-Mid Cap Growth        --      --          --         --
       International Growth    11,250      --      11,250         --
       Value Discovery.....     2,200      --       2,200         --
       Income..............     1,179      --       1,179         --
       Ready Reserves......     3,005      --       3,005         --

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2003, were as follows (in thousands):

                                         Gross                 Net
                                  Distribution    Fee Distribution
             Portfolio                    Fees Waiver          Fee
             ---------            ------------ ------ ------------
             Growth..............    $   95     $--      $   95
             Tax-Managed Growth..        --      --          --
             Large Cap Growth....        --      --          --
             Small Cap Growth....       257      76         181
             Small-Mid Cap Growth        --      --          --
             International Growth     1,956      --       1,956
             Value Discovery.....        57      21          36
             Income..............        55      --          55

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of its average daily net assets. For the year ended December 31, 2003, the following fees were incurred (in thousands):

                             Ready Reserves $4,382


(c) Trustees Fees

The Portfolios incurred fees of $188 (in thousands) to non-affiliated trustees of the Fund for the period ended December 31, 2003. Affiliated trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market

54  Annual Report                                             December 31, 2003
portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended December 31, 2003 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the year ended December 31, 2003 (in thousands):

                                                                    Percent
                                      Sales   Fees Dividend          of Net
    Portfolio            Purchases Proceeds Waived   Income   Value  Assets
    ---------            --------- -------- ------ -------- ------- -------
    Growth.............. $ 99,232  $ 98,099  $ 43    $ 46   $ 5,816   2.1%
    Tax-Managed Growth..    2,174     2,198     2       3       125   1.9
    Large Cap Growth....    2,201     2,115     1       1       235   4.2
    Small Cap Growth....  215,766   178,502    73      74    42,472   8.2
    Small-Mid Cap Growth       80        --    --      --        80   2.2
    International Growth  521,477   444,074   261     276    99,070   5.2
    Value Discovery.....   80,745    79,878    40      45     6,496   2.7

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2003 were as follows (in thousands):

                    Portfolio             Purchases    Sales
                    ---------             --------- --------
                    Growth.............. $  115,591 $145,529
                    Tax-Managed Growth..      2,667    2,057
                    Large Cap Growth....      1,578    2,690
                    Small Cap Growth....    503,518  193,159
                    Small-Mid Cap Growth      3,470       --
                    International Growth  1,159,185  611,688
                    Value Discovery.....     95,568  118,652
                    Income..............    157,613   85,995

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at December 31, 2003.

(5) Options

For the year ended December 31, 2003, the following is a summary of the Tax-Managed Growth Portfolio's written options activity (dollar amounts in thousands):

                                                 Number
                                                     of  Premium
               Portfolio                      Contracts Received
               ---------                      --------- --------
               Tax-Managed Growth
                Outstanding December 31, 2002     65      $ 6
                Options written..............     --       --
                Options closed...............     --       --
                Options expired..............    (65)      (6)
                                                 ---      ---
                Outstanding December 31, 2003     --      $--
                                                 ===      ===

December 31, 2003                                       William Blair Funds  55

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

                                                                         Sales (Dollars)
-                    ------------------------------------------------------------------
                          Year Ended December 31, 2003      Year Ended December 31, 2002
-                    --------------------------------  --------------------------------
Portfolio                Class N   Class I       Total     Class N   Class I       Total
---------            ----------  --------  ----------  ----------  --------  ----------
Growth.............. $    7,157  $ 21,956  $   29,113  $    7,210  $ 20,622  $   27,832
Tax-Managed Growth..         36     1,123       1,159          --       604         604
Large Cap Growth....        116     1,031       1,147         152     3,363       3,515
Small Cap Growth....    298,425   101,709     400,134      26,335    32,631      58,966
Small Mid-Cap Growth        699     2,989       3,688          --        --          --
International Growth    758,408   254,587   1,012,995     516,805   163,753     680,558
Value Discovery.....      3,825    49,356      53,181      27,294   112,997     140,291
Income..............     48,173    90,922     139,095      11,540    35,561      47,101
Ready Reserves......  1,648,639        --   1,648,639   4,669,025        --   4,669,025

                                                      Reinvested Distributions (Dollars)
                     ------------------------------------------------------------------
                          Year Ended December 31, 2003      Year Ended December 31, 2002
                     --------------------------------  --------------------------------
Portfolio                Class N   Class I       Total     Class N   Class I       Total
---------            ----------  --------  ----------  ----------  --------  ----------
Growth.............. $       --  $     --  $       --  $       --  $     --  $       --
Tax-Managed Growth..         --        --          --          --        --          --
Large Cap Growth....         --        --          --          --        --          --
Small Cap Growth....      4,718     2,482       7,200          --        --          --
Small Mid-Cap Growth         --        --          --          --        --          --
International Growth      1,375     1,082       2,457          --        --          --
Value Discovery.....         --        --          --          --        --          --
Income..............      1,695     8,512      10,207         637     6,260       6,897
Ready Reserves......      8,334        --       8,334      17,294        --      17,294

                                                                   Redemptions (Dollars)
                     ------------------------------------------------------------------
                          Year Ended December 31, 2003      Year Ended December 31, 2002
                     --------------------------------  --------------------------------
Portfolio                Class N   Class I       Total     Class N   Class I       Total
---------            ----------  --------  ----------  ----------  --------  ----------
Growth.............. $    8,875  $ 51,809  $   60,684  $   13,653  $ 49,104  $   62,757
Tax-Managed Growth..         14       831         845           5       729         734
Large Cap Growth....        104     2,058       2,162          46     2,207       2,253
Small Cap Growth....     40,291    13,239      53,530      10,241    10,441      20,682
Small Mid-Cap Growth         --        --          --          --        --          --
International Growth    238,935    98,076     337,011     121,860   127,392     249,252
Value Discovery.....     12,601    60,972      73,573      10,941    58,546      69,487
Income..............     23,206    52,035      75,241       6,139    32,914      39,053
Ready Reserves......  1,827,009        --   1,827,009   4,765,128        --   4,765,128

                      Net Change in Net Assets relating to Fund Share Activity (Dollars)
                     ------------------------------------------------------------------
                          Year Ended December 31, 2003      Year Ended December 31, 2002
                     --------------------------------  --------------------------------
Portfolio                Class N   Class I       Total     Class N   Class I       Total
---------            ----------  --------  ----------  ----------  --------  ----------
Growth.............. $   (1,718) $(29,853) $  (31,571) $   (6,443) $(28,482) $  (34,925)
Tax-Managed Growth..         22       292         314          (5)     (125)       (130)
Large Cap Growth....         12    (1,027)     (1,015)        106     1,156       1,262
Small Cap Growth....    262,852    90,952     353,804      16,094    22,190      38,284
Small Mid-Cap Growth        699     2,989       3,688          --        --          --
International Growth    520,848   157,593     678,441     394,945    36,361     431,306
Value Discovery.....     (8,776)  (11,616)    (20,392)     16,353    54,451      70,804
Income..............     26,662    47,399      74,061       6,038     8,907      14,945
Ready Reserves......   (170,036)       --    (170,036)    (78,809)       --     (78,809)

56  Annual Report                                             December 31, 2003

                                                                    Sales (Shares)
                     ------------------------------------------------------------
                       Year Ended December 31, 2003   Year Ended December 31, 2002
-                    -----------------------------  -----------------------------
Portfolio               Class N Class I       Total    Class N Class I       Total
---------            ---------  -------  ---------  ---------  -------  ---------
Growth..............       824    2,476      3,300        757    2,176      2,933
Tax-Managed Growth..         5      148        153         --       73         73
Large Cap Growth....        22      201        223         26      642        668
Small Cap Growth....    15,338    5,249     20,587      1,768    2,126      3,894
Small Mid-Cap Growth        70      299        369         --       --         --
International Growth    49,012   16,140     65,152     36,574   11,004     47,578
Value Discovery.....       203    2,696      2,899      1,411    5,817      7,228
Income..............     4,557    8,632     13,189      1,105    3,400      4,505
Ready Reserves...... 1,648,639       --  1,648,639  4,669,025       --  4,669,025

                                                 Reinvested Distributions (Shares)
                     ------------------------------------------------------------
                       Year Ended December 31, 2003   Year Ended December 31, 2002
                     -----------------------------  -----------------------------
Portfolio               Class N Class I       Total    Class N Class I       Total
---------            ---------  -------  ---------  ---------  -------  ---------
Growth..............        --       --         --         --       --         --
Tax-Managed Growth..        --       --         --         --       --         --
Large Cap Growth....        --       --         --         --       --         --
Small Cap Growth....       226      118        344         --       --         --
Small Mid-Cap Growth        --       --         --         --       --         --
International Growth        77       60        137         --       --         --
Value Discovery.....        --       --         --         --       --         --
Income..............       162      811        973         61      602        663
Ready Reserves......     8,334       --      8,334     17,294       --     17,294

                                                              Redemptions (Shares)
                     ------------------------------------------------------------
                       Year Ended December 31, 2003   Year Ended December 31, 2002
                     -----------------------------  -----------------------------
Portfolio               Class N Class I       Total    Class N Class I       Total
---------            ---------  -------  ---------  ---------  -------  ---------
Growth..............     1,027    5,796      6,823      1,445    5,313      6,758
Tax-Managed Growth..         2      109        111          1       96         97
Large Cap Growth....        20      415        435          7      415        422
Small Cap Growth....     2,161      783      2,944        745      737      1,482
Small Mid-Cap Growth        --       --         --         --       --         --
International Growth    16,368    6,456     22,824      8,754    8,920     17,674
Value Discovery.....       767    3,409      4,176        625    3,108      3,733
Income..............     2,198    4,957      7,155        584    3,155      3,739
Ready Reserves...... 1,827,009       --  1,827,009  4,765,128       --  4,765,128

                                                  Net Change in Shares Outstanding
                                          relating to Fund Share Activity (Shares)
                     ------------------------------------------------------------
                       Year Ended December 31, 2003   Year Ended December 31, 2002
                     -----------------------------  -----------------------------
Portfolio               Class N Class I       Total    Class N Class I       Total
---------            ---------  -------  ---------  ---------  -------  ---------
Growth..............      (203)  (3,320)    (3,523)      (688)  (3,137)    (3,825)
Tax-Managed Growth..         3       39         42         (1)     (23)       (24)
Large Cap Growth....         2     (214)      (212)        19      227        246
Small Cap Growth....    13,403    4,584     17,987      1,023    1,389      2,412
Small Mid-Cap Growth        70      299        369         --       --         --
International Growth    32,721    9,744     42,465     27,820    2,084     29,904
Value Discovery.....      (564)    (713)    (1,277)       786    2,709      3,495
Income..............     2,521    4,486      7,007        582      847      1,429
Ready Reserves......  (170,036)      --   (170,036)   (78,809)      --    (78,809)

December 31, 2003                                       William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                            Class N
-                                                         ----------------------------------------
                                                                           Years Ended December 31,
-                                                         ----------------------------------------
                                                             2003     2002     2001    2000    1999
-                                                            ----     ----     ----    ----    ----
Net asset value, beginning of period..................... $ 8.06  $ 10.87  $ 12.73  $20.10  $17.97
Income (loss) from investment operations:
  Net investment income (loss)...........................  (0.06)   (0.07)   (0.06)  (0.06)  (0.01)
  Net realized and unrealized gain (loss) on investments.   1.97    (2.74)   (1.66)  (1.52)   3.58
                                                          ------  -------  -------  ------  ------
Total from investment operations.........................   1.91    (2.81)   (1.72)  (1.58)   3.57
Less distributions from:
  Net investment income..................................     --       --       --      --      --
  Net realized gain......................................     --       --     0.14    5.79    1.44
                                                          ------  -------  -------  ------  ------
Total distributions......................................     --       --     0.14    5.79    1.44
                                                          ------  -------  -------  ------  ------
Net asset value, end of period........................... $ 9.97  $  8.06  $ 10.87  $12.73  $20.10
                                                          ======  =======  =======  ======  ======
Total return (%).........................................  23.70   (25.85)  (13.53)  (7.47)  19.98
Ratios to average daily net assets (%):
  Expenses...............................................   1.19     1.19     1.18    1.13    0.86
  Net investment income (loss)...........................  (0.67)   (0.73)   (0.57)  (0.34)  (0.11)

                                                                                             Class I
-                                                         -----------------------------------------
                                                                            Years Ended December 31,
-                                                         -----------------------------------------
                                                             2003     2002     2001    2000 1999(a)
-                                                            ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $ 8.12  $ 10.93  $ 12.77  $20.10   $17.98
Income (loss) from investment operations:
  Net investment income (loss)...........................  (0.04)   (0.05)   (0.04)  (0.01)   (0.01)
  Net realized and unrealized gain (loss) on investments.   2.00    (2.76)   (1.66)  (1.53)    3.57
                                                          ------  -------  -------  ------   ------
Total from investment operations.........................   1.96    (2.81)   (1.70)  (1.54)    3.56
Less distributions from:
  Net investment income..................................     --       --       --      --       --
  Net realized gain......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Total distributions......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Net asset value, end of period........................... $10.08  $  8.12  $ 10.93  $12.77   $20.10
                                                          ======  =======  =======  ======   ======
Total return (%).........................................  24.14   (25.71)  (13.33)  (7.27)   19.91
Ratios to average daily net assets (%):
  Expenses...............................................   0.94     0.94     0.93    0.88     0.86
  Net investment income (loss)...........................  (0.42)   (0.48)   (0.32)  (0.06)   (0.11)

-                                             --------------------------------------------
                                                                  Years Ended December 31,
-                                             --------------------------------------------
                                                  2003     2002     2001     2000     1999
-                                                 ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $281,654 $255,625 $386,096 $550,987 $818,443
  Portfolio turnover rate (%)................       45       29       74       88       52

----------
(a)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

58  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                      Class N
-                                                                  ------------------------------------------
                                                                                     Years Ended December 31,
-                                                                  ------------------------------------------
                                                                      2003     2002     2001     2000 1999(a)
-                                                                     ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $ 6.86  $  9.07  $ 10.08  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.07)   (0.06)   (0.05)   (0.02)      --
  Net realized and unrealized gain (loss) on investments..........   1.62    (2.15)   (0.96)   (0.08)    0.18
                                                                   ------  -------  -------  -------   ------
Total from investment operations..................................   1.55    (2.21)   (1.01)   (0.10)    0.18
Less distributions from:
  Net investment income...........................................     --       --       --       --       --
  Net realized gain...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Total distributions...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Net asset value, end of period.................................... $ 8.41  $  6.86  $  9.07  $ 10.08   $10.18
                                                                   ======  =======  =======  =======   ======
Total return (%)..................................................  22.59   (24.37)  (10.02)   (0.98)    1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   1.49     1.36     1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................   2.26     2.22     3.64    11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.  (0.91)   (0.72)   (0.57)   (0.15)    0.75
  Net investment income (loss), before waivers and reimbursements.  (1.68)   (1.58)   (2.85)  (10.13)    0.75

                                                                                                    Class I
-                                                                  ----------------------------------------
                                                                                   Years Ended December 31,
-                                                                  ----------------------------------------
                                                                      2003     2002    2001    2000 1999(a)
-                                                                     ----     ----    ----    ---- -------
Net asset value, beginning of period.............................. $ 6.92  $  9.12  $10.11  $10.18   $10.00
Income (loss) from investment operations:
Net investment income (loss)......................................  (0.05)   (0.04)  (0.03)     --       --
Net realized and unrealized gain (loss) on investments............   1.63    (2.16)  (0.96)  (0.07)    0.18
                                                                   ------  -------  ------  ------   ------
Total from investment operations..................................   1.58    (2.20)  (0.99)  (0.07)    0.18
Less distributions from:
  Net investment income...........................................     --       --      --      --       --
  Net realized gain...............................................     --       --      --      --       --
                                                                   ------  -------  ------  ------   ------
Total distributions...............................................     --       --      --      --       --
                                                                   ------  -------  ------  ------   ------
Net asset value, end of period.................................... $ 8.50  $  6.92  $ 9.12  $10.11   $10.18
                                                                   ======  =======  ======  ======   ======
Total return (%)..................................................  22.83   (24.12)  (9.79)  (0.69)    1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   1.24     1.11    1.11    1.11     1.11
  Expenses, before waivers and reimbursements.....................   2.01     1.97    3.39   11.09     1.11
  Net investment income (loss), net of waivers and reimbursements.  (0.66)   (0.47)  (0.32)   0.05     0.99
  Net investment income (loss), before waivers and reimbursements.  (1.43)   (1.33)  (2.60)  (9.93)    0.99

                                              ----------------------------------
                                                        Years Ended December 31,
-                                             ----------------------------------
                                                2003   2002   2001   2000   1999
-                                               ----   ----   ----   ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $6,871 $5,303 $7,211 $5,001 $1,018
  Portfolio turnover rate (%)................     37     44     37     32     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                       Class N
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000 1999(a)
                                                                       ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $  4.80  $  6.72  $  8.45  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.04)   (0.04)   (0.05)   (0.05)     --
  Net realized and unrealized gain (loss) on investments..........    1.17    (1.88)   (1.68)   (1.64)   0.14
                                                                   -------  -------  -------  -------  ------
Total from investment operations..................................    1.13    (1.92)   (1.73)   (1.69)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --       --      --
  Net realized gain...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Total distributions...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Net asset value, end of period.................................... $  5.93  $  4.80  $  6.72  $  8.45  $10.14
                                                                   =======  =======  =======  =======  ======
Total return (%)..................................................   23.54   (28.57)  (20.47)  (16.67)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.42     1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................    2.39     2.45     3.01     2.84    1.36
  Net investment income (loss), net of waivers and reimbursements.   (0.76)   (0.71)   (0.79)   (0.58)  (0.66)
  Net investment income (loss), before waivers and reimbursements.   (1.73)   (1.80)   (2.44)   (2.06)  (0.66)

                                                                                                       Class I
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000 1999(a)
                                                                       ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $  4.82  $  6.74  $  8.47  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.03)   (0.03)   (0.04)   (0.04)     --
  Net realized and unrealized gain (loss) on investments..........    1.20    (1.89)   (1.69)   (1.63)   0.14
                                                                   -------  -------  -------  -------  ------
Total from investment operations..................................    1.17    (1.92)   (1.73)   (1.67)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --       --      --
  Net realized gain...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Total distributions...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Net asset value, end of period.................................... $  5.99  $  4.82  $  6.74  $  8.47  $10.14
                                                                   =======  =======  =======  =======  ======
Total return (%)..................................................   24.27   (28.49)  (20.43)  (16.47)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.17     1.11     1.11     1.11    1.11
  Expenses, before waivers and reimbursements.....................    2.14     2.20     2.76     2.59    1.11
  Net investment income (loss), net of waivers and reimbursements.   (0.51)   (0.46)   (0.54)   (0.35)  (0.40)
  Net investment income (loss), before waivers and reimbursements.   (1.48)   (1.55)   (2.19)   (1.83)  (0.40)
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000    1999
                                                                       ----     ----     ----     ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $5,519   $5,469   $5,991  $10,995  $1,153
  Portfolio turnover rate (%).....................................      33       52       87       95      --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

60  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                         Class N
-                                                                  --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000 1999 (a)
-                                                                       ----     ----     ----     ---- --------
Net asset value, beginning of period.............................. $  13.72  $ 16.58  $ 13.16  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................    (0.21)   (0.19)   (0.17)   (0.11)      --
  Net realized and unrealized gain (loss) on investments..........     8.68    (2.67)    3.59     3.51     0.19
                                                                   --------  -------  -------  -------   ------
Total from investment operations..................................     8.47    (2.86)    3.42     3.40     0.19
Less distributions from:
  Net investment income...........................................       --       --       --       --       --
  Net realized gain...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Total distributions...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Net asset value, end of period.................................... $  21.83  $ 13.72  $ 16.58  $ 13.16   $10.19
                                                                   ========  =======  =======  =======   ======
Total return (%)..................................................    61.88   (17.25)   25.99    33.68     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................     1.55     1.56     1.59     1.60     1.60
  Expenses, before waivers and reimbursements.....................     1.52     1.62     1.95     2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.    (1.22)   (1.31)   (1.15)   (0.75)   (1.60)
  Net investment income (loss), before waivers and reimbursements.    (1.19)   (1.37)   (1.51)   (1.32)   (1.60)

                                                                                                         Class I
                                                                   --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000 1999 (a)
                                                                        ----     ----     ----     ---- --------
Net asset value, beginning of period.............................. $  13.82  $ 16.65  $ 13.18  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................    (0.18)   (0.16)   (0.13)   (0.11)      --
  Net realized and unrealized gain (loss) on investments..........     8.75    (2.67)    3.60     3.53     0.19
                                                                   --------  -------  -------  -------   ------
Total from investment operations..................................     8.57    (2.83)    3.47     3.42     0.19
Less distributions from:
  Net investment income...........................................       --       --       --       --       --
  Net realized gain...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Total distributions...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Net asset value, end of period.................................... $  22.03  $ 13.82  $ 16.65  $ 13.18   $10.19
                                                                   ========  =======  =======  =======   ======
Total return (%)..................................................    62.15   (17.00)   26.33    33.87     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................     1.35     1.31     1.34     1.35     1.35
  Expenses, before waivers and reimbursements.....................     1.28     1.37     1.70     1.92     1.35
  Net investment income (loss), net of waivers and reimbursements.   (1.02)    (1.06)   (0.90)   (0.72)   (1.35)
  Net investment income (loss), before waivers and reimbursements.   (0.95)    (1.12)   (1.26)   (1.29)   (1.35)

                                                                   --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000     1999
-                                                                       ----     ----     ----     ----     ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)...................... $518,824  $78,581  $54,658  $28,778   $6,346
  Portfolio turnover rate (%).....................................      103      133      147      433       --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  61

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small-Mid Cap Growth Fund

                                                                                     Class N
-                                                                  -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                    2003 (a)
-                                                                                   --------
Net asset value, beginning of period..............................                   $ 10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                        --
  Net realized and unrealized gain (loss) on investments..........                     (0.06)
                                                                                     -------
Total from investment operations..................................                     (0.06)
Less distributions from:
  Net investment income...........................................                        --
  Net realized gain...............................................                        --
                                                                                     -------
Total distributions...............................................                        --
                                                                                     -------
Net asset value, end of period....................................                   $  9.94
                                                                                     =======
Total return (%)..................................................                     (0.60)
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................                      1.54
  Expenses, before waivers and reimbursements.....................                      1.54
  Net investment income (loss), net of waivers and reimbursements.                     (1.54)
  Net investment income (loss), before waivers and reimbursements.                     (1.54)

                                                                                     Class I
                                                                   -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                    2003 (a)
                                                                                    --------
Net asset value, beginning of period..............................                   $ 10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                        --
  Net realized and unrealized gain (loss) on investments..........                     (0.06)
                                                                                     -------
Total from investment operations..................................                     (0.06)
Less distributions from:
  Net investment income...........................................                        --
  Net realized gain...............................................                        --
                                                                                     -------
Total distributions...............................................                        --
                                                                                     -------
Net asset value, end of period....................................                   $  9.94
                                                                                     =======
Total return (%)..................................................                     (0.60)
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................                      1.29
  Expenses, before waivers and reimbursements.....................                      1.29
  Net investment income (loss), net of waivers and reimbursements.                    (1.29)
  Net investment income (loss), before waivers and reimbursements.                    (1.29)

                                                                   -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                        2003
-                                                                                       ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)......................                   $ 3,673
  Portfolio turnover rate (%).....................................                        --

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

Note: Net investment income (loss) per share for 2003 is based on the average shares outstanding during the year.

62  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                           Class N
-                                                         ---------------------------------------
                                                                          Years Ended December 31,
-                                                         ---------------------------------------
                                                            2003     2002     2001    2000    1999
-                                                           ----     ----     ----    ----    ----
Net asset value, beginning of period..................... $13.13 $ 15.48  $ 17.93  $24.03  $14.62
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.02   (0.05)   (0.02)  (0.01)  (0.04)
  Net realized and unrealized gain (loss) on investments.   5.52   (2.30)   (2.43)  (2.04)  13.94
                                                          ------ -------  -------  ------  ------
Total from investment operations.........................   5.54   (2.35)   (2.45)  (2.05)  13.90
Less distributions from:
  Net investment income..................................   0.02      --       --    0.08      --
  Net realized gain......................................     --      --       --    3.97    4.49
                                                          ------ -------  -------  ------  ------
Total distributions......................................   0.02      --       --    4.05    4.49
                                                          ------ -------  -------  ------  ------
Net asset value, end of period........................... $18.65 $ 13.13  $ 15.48  $17.93  $24.03
                                                          ====== =======  =======  ======  ======
Total return (%).........................................  42.21  (15.18)  (13.66)  (8.10)  96.25
Ratios to average daily net assets (%):
  Expenses...............................................   1.50    1.51     1.60    1.59    1.35
  Net investment income (loss)...........................   0.05   (0.36)   (0.11)  (0.44)  (0.43)

                                                                                            Class I
-                                                         ----------------------------------------
                                                                           Years Ended December 31,
-                                                         ----------------------------------------
                                                            2003     2002     2001    2000 1999 (b)
-                                                           ----     ----     ----    ---- --------
Net asset value, beginning of period..................... $13.27 $ 15.60  $ 18.02  $24.03   $20.25
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.09   (0.01)    0.02    0.03    (0.04)
  Net realized and unrealized gain (loss) on investments.   5.54   (2.32)   (2.44)  (2.03)    8.31
                                                          ------ -------  -------  ------   ------
Total from investment operations.........................   5.63   (2.33)   (2.42)  (2.00)    8.27
Less distributions from:
  Net investment income..................................   0.05      --       --    0.04       --
  Net realized gain......................................     --      --       --    3.97     4.49
                                                          ------ -------  -------  ------   ------
Total distributions......................................   0.05      --       --    4.01     4.49
                                                          ------ -------  -------  ------   ------
Net asset value, end of period........................... $18.85 $ 13.27  $ 15.60  $18.02   $24.03
                                                          ====== =======  =======  ======   ======
Total return (%).........................................  42.42  (14.94)  (13.43)  (7.87)   41.71
Ratios to average daily net assets (%):
  Expenses...............................................   1.25    1.26     1.35    1.34     1.35
  Net investment income (loss)...........................   0.30   (0.11)    0.14   (0.16)   (0.43)

-                                             ----------------------------------------------
                                                                    Years Ended December 31,
-                                             ----------------------------------------------
                                                    2003     2002     2001     2000     1999
-                                                   ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $1,899,699 $778,788 $454,055 $333,888 $302,089
  Portfolio turnover rate (%)................         57       73      112      116      122

----------
(a)Includes $0.03, $0.00, $0.00, $0.06 and $0.00 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2003, 2002, 2001, 2000 and 1999, respectively.
(b)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  63

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund

                                                                                                          Class N
-                                                                  ----------------------------------------------
                                                                                         Years Ended December 31,
-                                                                  ----------------------------------------------
                                                                         2003      2002     2001    2000     1999
-                                                                        ----      ----     ----    ----     ----
Net asset value, beginning of period.............................. $   16.28  $  18.23  $  16.20 $ 13.66 $ 12.96
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.06)    (0.03)     0.08    0.05    0.10
  Net realized and unrealized gain (loss) on investments..........      6.46     (1.92)     2.74    2.52    0.69
                                                                   ---------  --------  -------- ------- -------
Total from investment operations..................................      6.40     (1.95)     2.82    2.57    0.79
Less distributions from:
  Net investment income...........................................        --        --      0.03    0.03    0.09
  Net realized gain...............................................        --        --      0.76      --      --
                                                                   ---------  --------  -------- ------- -------
Total distributions...............................................        --        --      0.79    0.03    0.09
                                                                   ---------  --------  -------- ------- -------
Net asset value, end of period.................................... $   22.68  $  16.28  $  18.23 $ 16.20 $ 13.66
                                                                   =========  ========  ======== ======= =======
Total return (%)..................................................     39.31    (10.70)    17.39   18.85    6.10
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................      1.49      1.53      1.61    1.64    1.35
  Expenses, before waivers and reimbursements.....................      1.58      1.53      1.66    1.88    1.38
  Net investment income (loss), net of waivers and reimbursements.     (0.30)    (0.16)     0.28    0.40    0.78
  Net investment income (loss), before waivers and reimbursements.     (0.39)    (0.16)     0.23    0.16    0.75

                                                                                                          Class I
                                                                   ----------------------------------------------
                                                                                         Years Ended December 31,
                                                                   ----------------------------------------------
                                                                         2003      2002     2001    2000 1999 (a)
                                                                         ----      ----     ----    ---- --------
Net asset value, beginning of period.............................. $   16.31  $  18.19  $  16.16 $ 13.64 $ 12.36
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.03)     0.01      0.17    0.09    0.10
  Net realized and unrealized gain (loss) on investments..........      6.48     (1.89)     2.70    2.52    1.28
                                                                   ---------  --------  -------- ------- -------
Total from investment operations..................................      6.45     (1.88)     2.87    2.61    1.38
Less distributions from:
  Net investment income...........................................        --        --      0.08    0.09    0.10
  Net realized gain...............................................        --        --      0.76      --      --
                                                                   ---------  --------  -------- ------- -------
Total distributions...............................................        --        --      0.84    0.09    0.10
                                                                   ---------  --------  -------- ------- -------
Net asset value, end of period.................................... $   22.76  $  16.31  $  18.19 $ 16.16 $ 13.64
                                                                   =========  ========  ======== ======= =======
Total return (%)..................................................     39.55    (10.34)    17.72   19.16   11.18
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................      1.33      1.34      1.36    1.39    1.35
  Expenses, before waivers and reimbursements.....................      1.33      1.34      1.41    1.63    1.38
  Net investment income (loss), net of waivers and reimbursements.     (0.14)     0.03      0.53    0.61    0.78
  Net investment income (loss), before waivers and reimbursements.     (0.14)     0.03      0.48    0.37    0.75

                                                                   ----------------------------------------------
                                                                                         Years Ended December 31,
                                                                   ----------------------------------------------
                                                                         2003      2002     2001    2000     1999
                                                                         ----      ----     ----    ----     ----
Supplemental data for all classes:................................
  Net assets at end of period (in thousands)......................  $237,111  $190,802  $149,292 $74,093 $48,423
  Portfolio turnover rate (%).....................................        51        20        48      68      65

----------
(a)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

64  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                       Class N
-                                                         -----------------------------------
                                                                      Years Ended December 31,
-                                                         -----------------------------------
                                                             2003   2002   2001   2000    1999
-                                                            ----   ----   ----   ----    ----
Net asset value, beginning of period..................... $10.62  $10.34 $10.22 $ 9.92 $10.49
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.40    0.55   0.55   0.62   0.62
  Net realized and unrealized gain (loss) on investments.  (0.02)   0.25   0.17   0.33  (0.59)
                                                          ------  ------ ------ ------ ------
Total from investment operations.........................   0.38    0.80   0.72   0.95   0.03
Less distributions from:
  Net investment income..................................   0.57    0.52   0.60   0.65   0.60
  Net realized gain......................................     --      --     --     --     --
                                                          ------  ------ ------ ------ ------
Total distributions......................................   0.57    0.52   0.60   0.65   0.60
                                                          ------  ------ ------ ------ ------
Net asset value, end of period........................... $10.43  $10.62 $10.34 $10.22 $ 9.92
                                                          ======  ====== ====== ====== ======
Total return (%).........................................   3.68    7.91   7.18   9.99   0.34
Ratios to average daily net assets (%):
  Expenses...............................................   0.77    0.81   0.94   0.92   0.70
  Net investment income (loss)...........................   4.09    5.23   5.38   6.23   6.03

                                                                                        Class I
                                                          ------------------------------------
                                                                       Years Ended December 31,
                                                          ------------------------------------
                                                             2003   2002   2001   2000 1999 (b)
                                                             ----   ----   ----   ---- --------
Net asset value, beginning of period..................... $10.62  $10.35 $10.24 $ 9.91  $10.05
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.43    0.57   0.58   0.64    0.62
  Net realized and unrealized gain (loss) on investments.  (0.04)   0.24   0.15   0.34   (0.15)
                                                          ------  ------ ------ ------  ------
Total from investment operations.........................   0.39    0.81   0.73   0.98    0.47
Less distributions from:
  Net investment income..................................   0.61    0.54   0.62   0.65    0.61
  Net realized gain......................................     --      --     --     --      --
                                                          ------  ------ ------ ------  ------
Total distributions......................................   0.61    0.54   0.62   0.65    0.61
                                                          ------  ------ ------ ------  ------
Net asset value, end of period........................... $10.40  $10.62 $10.35 $10.24  $ 9.91
                                                          ======  ====== ====== ======  ======
Total return (%).........................................   3.76    8.04   7.32  10.28    0.30
Ratios to average daily net assets (%):
  Expenses...............................................   0.62    0.66   0.79   0.77    0.70
  Net investment income (loss)...........................   4.24    5.38   5.53   6.39    6.03

                                              --------------------------------------------
                                                                  Years Ended December 31,
                                              --------------------------------------------
                                                  2003     2002     2001     2000     1999
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $265,062 $196,136 $176,264 $167,746 $173,375
  Portfolio turnover rate (%)................       36       66       82       54       66

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2003, was to decrease net investment income per share by $0.12 and increase the net realized and unrealized gain loss per share by $0.12. It decreases the Ratio of Net Investment Income to average net assets from 5.21% to 4.09% for Class N and from 5.36% to 4.24% for Class I shares. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class N for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.90% to 5.38% and 6.02% to 5.53% for Class I shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  65

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Ready Reserves Fund

                                                                                             Class N
-                                             ------------------------------------------------------
                                                                            Years Ended December 31,
-                                             ------------------------------------------------------
                                                    2003       2002       2001       2000       1999
-                                                   ----       ----       ----       ----       ----
Net asset value, beginning of period......... $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
Income (loss) from investment operations:
  Net investment income (loss)...............       0.01       0.01       0.04       0.06       0.05
                                              ---------- ---------- ---------- ---------- ----------
Total from investment operations.............       0.01       0.01       0.04       0.06       0.05
Less distributions from:
  Net investment income......................       0.01       0.01       0.04       0.06       0.05
                                              ---------- ---------- ---------- ---------- ----------
Total distributions..........................       0.01       0.01       0.04       0.06       0.05
                                              ---------- ---------- ---------- ---------- ----------
Net asset value, end of period............... $     1.00 $     1.00 $     1.00 $     1.00 $     1.00
                                              ========== ========== ========== ========== ==========
Total return (%).............................       0.66       1.28       3.66       5.91       4.63
Ratios to average daily net assets (%):
  Expenses...................................       0.66       0.67       0.67       0.70       0.72
  Net investment income (loss)...............       0.66       1.28       3.63       5.78       4.52
Supplemental data:
  Net assets at end of period (in thousands). $1,153,932 $1,324,001 $1,403,740 $1,339,180 $1,052,803

66  Annual Report                                             December 31, 2003

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP


Chicago, Illinois
February 9, 2004

December 31, 2003                                       William Blair Funds  67

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Interested Trustees
Conrad Fischer, 69*    Chairman    Since 1987  Principal, William Blair    10      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

Michelle Seitz         Trustee     Since 2002  Principal, William Blair    10      N/A
 Musolino, 38*         and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President
Non-Interested Trustees

J. Grant Beadle, 71    Trustee     Since 1997  Retired Chairman and        10      Batts Group and Oliver Products
                                               Chief Executive Officer,            Company, Retired Associate Director,
                                               Union Special                       Northwestern University Institute for
                                               Corporation, industrial             The Learning Sciences.
                                               sewing machine
                                               manufacturer

Theodore A. Bosler, 69 Trustee     Since 1997  Retired Principal and       10      Crystal Lake Watershed Fund, Desert
                                               Vice President, Lincoln             Foothills Land Trust and Institute of
                                               Capital Management                  Chartered Financial Analysts.

Ann P. McDermott, 64   Trustee     Since 1996  N/A                         10      Junior League of Chicago,
                                                                                   Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and        10      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Donald L. Seeley, 59   Trustee     Since 2003  Director, Applied           10      Beverly Enterprises, Inc., provider of
                                               Investment Management               eldercare and rehabilitative services;
                                               Program, University of              Modem Media, Inc., interactive
                                               Arizona Department of               services company
                                               Finance, Formerly Vice
                                               Chairman and Chief
                                               Financial Officer, True
                                               North Communications,
                                               Inc., marketing
                                               communications and
                                               advertising firm

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive           10      Chairman, Add-Vision, Inc. and
                                               Vice President, Morgan              Micro-Combustion, LLC
                                               Stanley Dean Witter
Officers

Marco Hanig, 45        President   Since 1999  Principal, William Blair    N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

68  Annual Report                                             December 31, 2003

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -------------------------------

Michael P. Balkin, 44    Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                         Vice                    & Company, L.L.C.
                         President

Rocky Barber, 52         Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                         Vice                    & Company, L.L.C.
                         President

                         Chief       1999-2001
                         Executive
                         Officer

Karl W. Brewer, 37       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Harvey H. Bundy, III, 59 Senior      Since 2003  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 46  Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 51      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited

John F. Jostrand, 49     Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Robert C. Lanphier, 47   Senior      Since 2003  Principal, William Blair    N/A     Chairman, AG. Med, Inc.
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 45 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 48    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

December 31, 2003                                       William Blair Funds  69

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------

Michael A. Jancosek, 44    Vice        Since 2000  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.;
                                                   former Vice President,
                                                   First Chicago NBD

James S. Kaplan, 43        Vice        Since 1995  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

David S. Mitchell, 43      Vice        Since 2003  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Capucine E. Price, 39      Vice        Since 2003  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Terence M. Sullivan, 59    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 47 Vice        Since 2002  Associate, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Colette M. Garavalia, 42   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
*Mr. Fischer and Ms. Musolino are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

70  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

Donald L. Seeley
Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz Musolino
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Harvey H. Bundy III, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Robert C. Lanphier, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
David S. Mitchell, Vice President
Capucine E. Price, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Independent Auditors
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                           Date of First Use February, 2004  71

[LOGO APPEARS HERE] WILLIAM BLAIR FUNDS



                                    GROWTH FUNDS

                                    Growth Fund
                                    Tax-Managed Growth Fund
                                    Large Cap Growth Fund
                                    Small Cap Growth Fund
                                    Small-Mid Cap Growth Fund
                                    International Growth Fund

                                    OTHER FUNDS

                                    Value Discovery Fund
                                    Income Fund
                                    Ready Reserves Fund







222 West Adams Street Chicago, Illinois 60606 800.742.7272 www.williamblairfunds.com

William Blair & Company, L.L.C., Distributors

                                   [LOGO APPEARS HERE]  WILLIAM BLAIR FUNDS














                                                                   ANNUAL REPORT
                                                       CLASS A, CLASS B, CLASS C
--------------------------------------------------------------------------------

DECEMBER 31, 2003

--------------------------------------------------------------------------------
Table of Contents

--------------------------------------------------------------------------------

                   A Letter from the President.............  2

                 Growth Fund
                   An Overview from the Portfolio Manager..  4
                   Portfolio of Investments................  7

                 Tax-Managed Growth Fund
                   An Overview from the Portfolio Managers.  8
                   Portfolio of Investments................ 11

                 Large Cap Growth Fund
                   An Overview from the Portfolio Managers. 12
                   Portfolio of Investments................ 16

                 Small Cap Growth Fund
                   An Overview from the Portfolio Managers. 17
                   Portfolio of Investments................ 20

                 Small-Mid Cap Growth Fund
                   An Overview from the Portfolio Managers. 21
                   Portfolio of Investments................ 23

                 International Growth Fund
                   An Overview from the Portfolio Manager.. 24
                   Portfolio of Investments................ 27

                 Value Discovery Fund
                   An Overview from the Portfolio Managers. 30
                   Portfolio of Investments................ 33

                 Income Fund
                   An Overview from the Portfolio Managers. 34
                   Portfolio of Investments................ 37

                 Financial Statements...................... 39

                 Notes to Financial Statements............. 45

                 Board of Trustees......................... 70

                 Officers.................................. 70


This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

December 31, 2003                                        William Blair Funds  1

[PHOTO]

Marco Hanig


--------------------------------------------------------------------------------
A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders:

After three years of declines, the stock market finally had a broad-based rally. The Standard & Poor's 500 Index of large cap stocks posted a 28.68% return, the Russell 2000(R)/ /Index of small cap stocks was up 47.25%, and the MSCI World Ex-US Index of foreign stocks was up 41.41%.

After drifting lower in the first quarter, the market's psychology turned around sharply once victory in Iraq was assured. More fundamental economic factors also helped: the combination of a tax cut, low interest rates, and a depreciating dollar provided a strong stimulus to the economy, which led to GDP growth in excess of 8% in the third quarter.

Looking across asset classes, small cap funds outperformed large cap funds by a sizable margin, while return differences between value and growth were not very pronounced:

                        Total Returns by Fund Category
                      January 1 through December 31, 2003

                                    Value  Blend Growth
                                   -----  -----  ------
                         Large Cap 28.40% 26.72% 28.55%
                         Mid Cap.. 34.38% 36.42% 36.09%
                         Small Cap 42.71% 42.77% 45.00%

Three of our funds had outstanding performance relative to their Morningstar peer groups: the Small Cap Growth Fund was up 61.81% versus 45.00% for its Small Growth peers, the International Growth Fund was up 42.10% versus 33.15% for its Foreign Large Growth peers, and the Income Fund was up 3.56% versus 2.39% for its Short-Term Bond peers.

The Small Cap Growth Fund grew from $79 MM to $519 MM in 2003, and was closed to new investors at year-end to keep the portfolio manageable. At that time we opened a new fund, the Small-Mid Cap Growth Fund, which invests in small and mid-cap growth companies. In the small-cap portion of its holdings, this fund will have the ability to "let its winners run" as these companies mature into mid-cap companies.

In November, we adopted several new measures to deter market timing, including strengthened redemption fees, and fair value pricing for foreign securities. We remain committed to protecting our shareholders' best interests, and will continue to monitor whether additional measures to curb abusive trading may be necessary.

Amidst the scandals that have rocked the mutual funds industry, we continue to be guided by the words of our firm's founder: "if our clients succeed, our success will follow." We very much appreciate that you have chosen to invest in our funds, and we will do our utmost to continue to earn your trust in everything we do.

As always, we thank you for investing with us!

/s/ Marco Hanig
Marco Hanig

----------
Morningstar category return represents the average annual composite performance of all mutual funds listed in a particular category (such as Large Cap Growth) by Morningstar.
Please refer to the performance and Morningstar Ratings tm disclosure for the Funds found on page 3.

2  Annual Report                                              December 31, 2003

--------------------------------------------------------------------------------
PERFORMANCE AS OF DECEMBER 31, 2003--CLASS A SHARES
--------------------------------------------------------------------------------


                                                                                                                  Since
                                                                     1 Yr                  3 Yr                 Inception
                                                                            -----                ------         ---------
Growth Fund                                                          23.85                 -7.41                  -2.34
Russell 3000(R) Growth                                               30.97                 -8.84                  -6.73
Standard & Poor's 500                                                28.68                 -4.05                  -1.52

Tax-Managed Growth Fund
Return before Taxes                                                  22.63                 -5.90                  -4.25
After Taxes on Distributions                                         22.63                 -5.90                  -4.25
After Taxes on Distributions and Sale of Fund Shares                 14.71                 -4.96                  -3.58
Russell 3000(R) Growth                                               30.97                 -8.84                 -12.23

Large Cap Growth Fund                                                23.85                -11.18                 -12.24
Russell 1000(R) Growth                                               29.75                 -9.36                 -12.68

Small Cap Growth Fund                                                61.81                 19.04                  23.03
Russell 2000(R) Growth                                               48.54                 -2.03                  -6.38
The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund's performance. As the Fund grows, the impact of IPOs is likely to diminish.

Small-Mid Cap Growth Fund                                               --                    --                  -0.60
Russell 2500(TM) Growth                                                 --                    --                  -0.61

International Growth Fund                                            42.10                  1.37                   7.06
MSCI World Free Ex-US                                                41.41                 -0.96                  -0.68

Value Discovery Fund                                                 39.12                 13.48                  16.64
Russell 2000(R)                                                      47.25                  6.27                   7.68
Russell 2000(R) Value                                                46.03                 13.83                  16.09

Income Fund                                                           3.56                  6.20                   7.38
Lehman Intermediate Govt./Credit Bond Index                           4.31                  7.68                   8.05

                                                                     Inception
                                                                       Date
                                                                     ---------
Growth Fund                                                          10/19/99
Russell 3000(R) Growth
Standard & Poor's 500

Tax-Managed Growth Fund
Return before Taxes                                                  12/27/99
After Taxes on Distributions
After Taxes on Distributions and Sale of Fund Shares
Russell 3000(R) Growth

Large Cap Growth Fund                                                12/27/99
Russell 1000(R) Growth

Small Cap Growth Fund                                                12/27/99
Russell 2000(R) Growth
The Small Cap Growth Fund's performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund's performance. As the Fund grows, the impact of IPOs is likely to diminish.

Small-Mid Cap Growth Fund                                            12/29/03
Russell 2500(TM) Growth

International Growth Fund                                            10/21/99
MSCI World Free Ex-US

Value Discovery Fund                                                 11/2/99
Russell 2000(R)
Russell 2000(R) Value

Income Fund                                                          10/25/99
Lehman Intermediate Govt./Credit Bond Index

   Past performance does not guarantee future results. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class A shares are not available for sale.

   Tax-Managed Growth Fund's after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and the after-tax returns for other classes will vary.

   For more complete information about the Funds, including risk considerations, charges, and expenses, call 1-800-742-7272 to obtain a prospectus. Read it carefully before you invest or send money. (C)William Blair & Company, L.L.C., distributor. 1/04

                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  3

[PHOTO]

JOSTRAND

John F. Jostrand

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------

The Growth Fund invests primarily in common stocks of domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Growth Fund posted a 23.85% gain on a total return basis (Class A Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmarks, the Russell 3000(R) Growth Index increased 30.97%, while the Standard & Poor's 500 Index increased 28.68%.

What were the most significant factors impacting Fund performance?

The year was an encouraging change for equity markets and the Fund's portfolio produced very good absolute performance. We had good success with new investments and longstanding holdings. However low quality, low price stocks ruled the performance derby. Portfolio returns for longer time frames (3-5 yrs) continue to exceed the benchmark. We expect 2004 to be another good year for equities with a return to excellent results.

Which sectors enhanced the Fund's return? What were among the best performing investments for the Fund?

Our Technology and small cap stocks performed very well during the year. New names such as Jabil Circuit (a manufacturing outsourcing company in the Technology sector), Zimmer Holdings (a manufacturer of artificial knees and hips) and Strayer Education (a small cap post secondary degree granting university) were strong contributors. Longstanding holdings such as Intel and CarMax also out-performed. Health Care was strong with our large cap drug investments up a modest 10-15% and we had winners in the device and service areas with Alcon, Integra and United Health. Fourth quarter performance was a bit more balanced by company size and sector.

Twenty-one stocks in the Fund's portfolio were up more than 30% for the year and two stocks, EMC and Genentech, more than doubled.

New to the portfolio is Suncor, the first energy company in a William Blair portfolio in many years. In contrast to most exploration companies, the company has a quality advantage by having a very long-lived oil reserve base that provides very stable finding costs. A combination of the long-term decline in drilling activity through the 1990's and the increasing demand by China's and India's industrialization should benefit Suncor. We forecast several years of consistent, solid earnings growth and the stock is reaffirming our view by being off to a good start since our purchase.

Were there any investments that did not measure up to your expectations?

We traditionally have a 25% to 30% weighting in the large cap segment of the market. This portion of the portfolio was up about 21%, lagging other sectors and indices by a significant margin. There were no major fundamental disappointments, but with so many companies rescued from the edge of disaster by the economic rebound, there simply was not enough earnings leverage at the start of the economic recovery to boost our companies' shares. Stock

4  Annual Report                                              December 31, 2003
prices of these "lower quality" (companies rated C or D by the Standard & Poor's rating agency) rebounded 81%. We were premature in reducing the Fund's small cap and cyclical exposure with sales of Whole Foods, Fastenal and Texas Instruments.

On the negative side there were three stocks, Baxter, AFC Enterprises and Automatic Data Processing, which were down about 25% for the year.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

Now that the economic recovery cycle has commenced, there is less controversy about the outlook. Indicators that we watch, as stock pickers, are positive for continued earnings growth. The yield curve is positive and commodity prices are up, signaling the return of corporate pricing power. We do not engage in out-guessing the Federal Reserve on interest rates, but rates do tend to follow the Index of Leading Economic Indicators, which is rising. The most concerning development is the decline of over 28% in the trade-weighted dollar over the past two years. The current exchange level has fallen to 1996 levels--about the middle of the range before the bubble in U.S. technology stocks so our concern is mild for the moment. The decline in the currency, paired with the revival in gold prices, has us watchful about valuation for U.S. equities. All these factors considered, we are still expecting another good year for equities, but not the +28% we had in 2003.

The secular trend of globalization re-emerged last year after a hiatus post 9/11. The two most populous nations, India and China, are embracing modern economic development policies and competitive business practices. A significant challenge for us as investment managers will be to remain mindful of these trends and the competitive position of our investments. We made adaptations in our Technology holdings last year partly because of this analysis. An intermediate trend is the effect of the Sarbanes-Oxley legislation for U.S. companies. This is a positive since it should improve corporate governance.

Our portfolio characteristics remain consistent with our investment philosophy. This past year we adapted the portfolio to the cyclical opportunities by adding our first energy position in five years and boosting our industrial positions. By year-end, the technology positions had out-performed to such an extent that we began repositioning based on limited further improvement and higher valuations.

As the cycle begins to mature through 2004, the Growth Fund, and quality in general, should gain an advantage. The Growth Fund invests in high quality growth companies that demonstrate consistent long-term earnings. Our focus is on adding value for our clients and we look forward to another prosperous year in 2004.

December 31, 2003                                        William Blair Funds  5

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                                  Annual Total Return
                               -------------------------------------------------------
                                 2003      2002        2001        2000         1999
                               ------  ------   ---------      ------   -----
Growth Fund Class A...........  23.85% (25.94)%    (13.46)%     (7.47)% 23.29%(a)(b)
Russell 3000(R) Growth Index..  30.97  (28.03)     (19.63)     (22.42)  33.82
S&P 500 Index.................  28.68  (22.10)     (11.88)      (9.11)  21.04
                               ---------------------------------------------------------
                               Average Annual Total Return
                               ---------------------------------------------------------
                                                      Since
                               1 Year    3 Year   Inception
                               ------  ------   ---------
Growth Fund Class A...........  23.85%  (7.41)%     (2.34)%(c)
Growth Fund Class B...........  22.89   (8.14)      (5.21)(d)
Growth Fund Class C...........  22.76   (8.13)      (5.22)(d)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 19, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from October 19, 1999 to December
                               31, 2003.
                            (d)For the period from November 2, 1999 to December
                               31, 2003.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

       Growth Fund -   Russell 3000/R/       S&P 500
         Class A         Growth Index         Index
10/99     $9,400           $10,000           $10,000
12/99     11,600            12,700            11,700
 6/00     12,300            13,200            11,600
12/00     10,800             9,900            10,600
 6/01      9,600             8,500             9,900
12/01      9,300             7,900             9,400
 6/02      7,900             6,300             8,100
12/02      6,900             5,700             7,300
 6/03      7,500             6,500             8,100
12/03      8,500             7,500             9,400



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

6   Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

           ------------------------------------------------- -------
           Shares                                              Value
           ------------------------------------------------- -------
           Common Stocks
           Information Technology--34.9%
           288,200 *BEA Systems, Inc........................ $ 3,545
            95,200 CDW Corporation..........................   5,499
           368,400 *Cisco Systems, Inc......................   8,948
            94,700 *Cognos, Inc.+...........................   2,900
           153,900 *Dell Computer Corporation...............   5,226
            96,500 *Digital Insight, Inc....................   2,403
           398,100 *EMC Corporation.........................   5,143
           216,000 First Data Corporation...................   8,875
           112,500 *Intuit, Inc.............................   5,952
           153,125 *Iron Mountain, Inc......................   6,055
           195,300 *Jabil Circuit, Inc......................   5,527
           260,000 Microsoft Corporation....................   7,160
           157,800 Paychex, Inc.............................   5,870
           216,200 *SAP AG--ADR.............................   8,985
            32,800 *StarTek, Inc............................   1,338
           247,900 *SunGard Data Systems, Inc...............   6,869
           786,100 *Taiwan Semiconductor Mfg. Co. Ltd.--ADR.   8,050
                                                             -------
                                                              98,345
                                                             -------
           Health Care--23.1%
           108,200 Alcon, Inc.+.............................   6,550
           127,200 *Amgen, Inc..............................   7,861
           199,800 *Axcan Pharma, Inc.+.....................   3,127
           108,900 Eli Lilly & Company......................   7,659
            80,600 *Integra LifeSciences Holding Corporation   2,308
           180,800 Medtronic, Inc...........................   8,789
           257,050 Pfizer, Inc..............................   9,082
            88,400 *ResMed, Inc.............................   3,672
           128,000 UnitedHealth Group, Inc..................   7,447
           122,800 *Zimmer Holdings, Inc....................   8,645
                                                             -------
                                                              65,140
                                                             -------
           Consumer Discretionary--13.0%
           196,400 *Bed, Bath & Beyond, Inc.................   8,514
            97,400 *CarMax, Inc.............................   3,013
           143,700 Clear Channel Communications, Inc........   6,729
           115,400 *Cox Communications, Inc., Class "A".....   3,976
           125,000 Family Dollar Stores, Inc................   4,485
           115,700 Harley-Davidson, Inc.....................   5,499
            99,900 *Kohl's Corporation......................   4,490
                                                             -------
                                                              36,706
                                                             -------
           Financials--10.0%
            72,000  Federal National Mortgage Association...   5,404
           300,000  SLM Corporation.........................  11,304
           149,500  State Street Corporation................   7,786
            47,900  XL Capital Ltd., Class "A"+.............   3,715
                                                             -------
                                                              28,209
                                                             -------
           Industrials and Services--9.4%
           110,000  C.H. Robinson Worldwide, Inc............   4,170
           101,248  Danaher Corporation.....................   9,290
           118,900 *Knight Transportation, Inc..............   3,050
           174,000 *Labor Ready, Inc........................   2,279
           116,300 *Ryanair Holdings plc--ADR...............   5,889
            17,500  Strayer Education, Inc..................   1,905
                                                             -------
                                                              26,583
                                                             -------

----------
*Non-income producing securities
ADR = American Depository Receipt
+ = U.S. listed foreign security

             ----------------------------------------------- --------
             Shares                                              Value
             ----------------------------------------------- --------
             Common Stocks--(continued)
             Consumer Staples--6.2%
               182,200   PepsiCo, Inc....................... $  8,494
                76,800   *Performance Food Group............    2,778
               168,400   Walgreen Co........................    6,126
                                                             --------
                                                               17,398
                                                             --------
             Energy--2.8%
                35,500   *Apache Corporation................    2,879
               193,300   Suncor Energy, Inc.+...............    4,844
                                                             --------
                                                                7,723
                                                             --------
             Total Common Stock--99.4%
               (cost $218,506)..............................  280,104
                                                             --------
             Short-Term Investments
             5,816,070   William Blair Ready Reserves Fund..    5,816
                                                             --------
             Total Short-Term Investments--2.1%
               (cost $5,816)................................    5,816
                                                             --------
             Total Investments--101.5%
               (cost $224,322)..............................  285,920
             Liabilities, plus cash and other assets--(1.5)%   (4,266)
                                                             --------
             Net assets--100.0%............................. $281,654
                                                             ========

                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  7

[PHOTO]

FULLER

Mark A. Fuller III

[PHOTO]

PUSINELLI

Gregory J. Pusinelli

[PHOTO]

SEITZ

Michelle Seitz Musolino


--------------------------------------------------------------------------------
TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies with sustainable, above-average growth from one business cycle to the next.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

For the 12-month period ended December 31, 2003, the Tax-Managed Growth Fund gained 22.63% on a total return basis (Class A Shares). By comparison, the Fund's benchmark, the Russell 3000(R) Growth Index, increased 30.97%, while the Standard & Poor's 500 Index increased 28.68%.

What were the most significant factors impacting Fund performance?

The past year was one in which attention was focused on the economic recovery and its prospects for stimulating investment by companies and employment growth. The stage had been set early in the year as a result of the recent additional tax cuts signed into law by the President, a declining interest rate environment, and a lower U.S. dollar.

In addition, the equity markets were buoyed in 2003 by renewed appetite for risk on the part of many investors. This speculative sentiment took hold in the last two weeks of the first quarter and provided additional "jet fuel" for the markets during the second quarter.

The Fund lagged its benchmark largely as a result of the fact that lower-quality, and more highly leveraged companies were the best performing issues throughout the year, as investors believed these companies would stand to benefit the most from an economic recovery. However, the majority of these types of companies do not fit our high quality growth criteria.

Although the lower quality stock rally showed signs of easing in the fourth quarter, cyclical stocks took over market leadership in terms of performance, especially as news of stronger-than-expected growth in the economy was released.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Fund benefitted from excellent performance from a number of its Consumer Discretionary and Information Technology holdings. Both sectors reflected expectations that the rebound in the economy would lead to an increase in consumer spending. Computer chip manufacturers also benefited from expectations of increased technology spending by corporations. Among our Information Technology holdings, Xilinx was the Fund's greatest contributor to the Fund in percentage terms.

Investors Financial Services, a position that was added to the Fund in the second quarter, was the Fund's second largest contributor. Investors Financial Services provides custody and other services to mutual fund companies and pension plans, and has seen its fees rise as its client assets under management rise with the markets.

8   Annual Report                                             December 31, 2003

CarMax, a retailer of used cars and light trucks, was the third-best contributor. CarMax is the share leader in a very fragmented marketplace. The price of CarMax declined almost 19% during the first quarter on fears concerning deteriorating consumer confidence. In the second and third quarters, however, the negative sentiment about CarMax had radically reversed, and was validated by the company's strong performance both in terms of analysts' estimates of comparable store sales as well as its earnings results.

Were there any investments that did not measure up to your expectations?

There were no sectors that we considered poor performers, and there were really only two companies that we considered to be major disappointments.

The first was ADP, which suffered a 24.8% decline in its share price. ADP, whose major business is business payroll processing, did not meet its earnings targets as a result of modest employment growth. As the company failed to measure up to our high quality growth criteria, we sold it out of the Fund's portfolio earlier in the year.

The second was Weight Watchers, which investors pummeled over nervousness about the company's growth rate. We viewed this more as an aberration rather than any fundamental change in the company's business. Simply put, investors preferred to chase other more speculative issues.

What is your outlook for the Fund and the year ahead? How is the Fund positioned based on this outlook?

Looking out over the year ahead, we expect an improving employment picture, which should contribute to continued corporate earnings growth. We expect another good year for equities, but not the heady returns of 2003.

As we have stated, many of this year's top-performing stocks were lower-quality and more speculative companies without a demonstrated history of consistent earnings growth. In 2004, we believe that investors will shift their attention towards more profitable companies with good balance sheets and higher returns on invested capital. As such, we expect the coming year to be one in which our high quality growth emphasis will play a critical role.

December 31, 2003                                        William Blair Funds  9

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                                Annual Total Return
                                ------------------------------------------------------
                                  2003      2002         2001       2000 1999(a)(b)
                                ------  ------   ------------   ------   ----------
Tax-Managed Growth Fund Class A  22.63% (24.39)%       (10.12)%  (0.98)%       1.80%
Russell 3000(R) Growth Index...  30.97  (28.03)        (19.63)  (22.42)        0.79
S&P 500 Index..................  28.68  (22.10)        (11.88)   (9.11)        0.85
                                --------------------------------------------------------
                                Average Annual Total Return
                                --------------------------------------------------------
                                                        Since
                                1 Year    3 Year Inception(c)
                                ------  ------   ------------
Tax-Managed Growth Fund Class A  22.63%  (5.90)%        (4.25)%
Tax-Managed Growth Fund Class B  21.67   (6.66)         (5.00)
Tax-Managed Growth Fund Class C  21.67   (6.66)         (5.00)

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to
                               December 31, 2003.



                            Illustration of an assumed investment of $10,000

                                    [CHART]

                 12/27/99    6/00   12/00     6/01   12/01     6/02   12/02    6/03    12/03
Tax-Managed
Growth Fund
Class A           $9,400    9,800   9,500    8,700   8,500    7,200   6,500   7,000    7,900

Russell 3000(R)
Growth Index     $10,000   10,500   7,800    6,800   6,300    5,000   4,500   5,100    5,900

S&P 500 Index    $10,000   10,000   9,200    8,600   8,100    7,000   6,300   7,000    8,100



Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000(R) Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.


10  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Tax-Managed Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)


              --------------------------------------------- ------
              Shares                                         Value
              --------------------------------------------- ------

              Common Stocks
              Consumer Discretionary--22.2%
              2,345 *Bed, Bath & Beyond, Inc............... $  102
              3,100 *CarMax, Inc...........................     96
              2,400 Clear Channel Communications...........    112
              4,725 *Comcast Corporation, Class "A"........    148
              3,775 Family Dollar Stores, Inc..............    135
              1,550 Harley-Davidson, Inc...................     74
              3,700 *InterActiveCorp.......................    126
              1,130 *Kohl's Corporation....................     51
              3,275 Lowe's Companies, Inc..................    181
              4,425 Regis Corporation......................    175
              2,050 Univision Communications, Inc..........     81
              2,550 Weight Watcher's International, Inc....     98
              4,150 Williams-Sonoma, Inc...................    144
                                                            ------
                                                             1,523
                                                            ------
              Information Technology--21.0%
              6,500 BISYS Group............................     97
              3,100 CDW Corporation........................    179
              3,650 First Data Corporation.................    150
              3,330 *Fiserv, Inc...........................    131
              3,550 *Intuit, Inc...........................    188
              4,050 *Jabil Circuit, Inc....................    115
                850 Maxim Integrated Products..............     42
              2,800 Microchip Technology, Inc..............     93
              4,420 Microsoft Corporation..................    122
              1,950 Paychex, Inc...........................     73
              3,350 *SunGard Data Systems, Inc.............     93
              8,420 *Taiwan Semiconductor Mfg. Co. Ltd--ADR     86
              2,000 *Xilinx, Inc...........................     77
                                                            ------
                                                             1,446
                                                            ------
              Health Care--17.3%
              2,385 Alcon, Inc.+...........................    144
                910 *Allegran, Inc.........................     70
              2,100 *Amgen, Inc............................    130
              1,450 Eli Lilly & Company....................    102
              1,745 *Express Scripts, Inc..................    116
              1,550 Medtronic, Inc.........................     75
              4,130 Pfizer, Inc............................    146
              3,575 *ResMed, Inc...........................    149
                775 Stryker Corporation....................     66
              2,670 *Zimmer Holdings, Inc..................    188
                                                            ------
                                                             1,186
                                                            ------

----------
*Non-income producing securities
ADR = American Depository Receipt
+ = US. listed foreign security

            ------------------------------------------------ ------
            Shares                                             Value
            ------------------------------------------------ ------

            Common Stocks--(continued)
            Financials--15.2%
              4,525 ACE Limited+............................ $  187
              1,450 American International Group............     96
              2,550 Investors Financial Services Corporation     98
              1,350 M&T Bank Corporation....................    133
              2,425 Moody's Corporation.....................    147
              3,900 SLM Corporation.........................    147
              2,865 State Street Corporation................    149
              1,150 XL Capital Ltd. Class "A"+..............     89
                                                             ------
                                                              1,046
                                                             ------
            Industrials and Services--11.8%
              2,800 C.H. Robinson Worldwide, Inc............    106
              1,575 *ChoicePoint, Inc.......................     60
              2,260 Danaher Corporation.....................    207
              2,790 Expeditors International of Washington..    105
              3,555 Fastenal Company........................    178
              3,075 Ryanair Holdings plc--ADR...............    156
                                                             ------
                                                                812
                                                             ------
            Consumer Staples--6.8%
              1,000 *Avon Products, Inc.....................     67
              1,250 *Colgate-Palmolive Company..............     63
              3,500 *PepsiCo, Inc...........................    163
              2,700 *Walgreen Co............................     98
              1,180 *Whole Foods Market, Inc................     79
                                                             ------
                                                                470
                                                             ------
            Materials--3.2%
              6,640 Airgas, Inc.............................    143
              2,020 Praxair, Inc............................     77
                                                             ------
                                                                220
                                                             ------
            Energy--2.5%
              6,820 Suncor Energy, Inc.+....................    171
                                                             ------
            Total Common Stock--100.0%
              (Cost $5,426)...............................    6,874
                                                             ------

            Short-Term Investments
            125,227 William Blair Ready Reserves Fund.......    125
                                                             ------
            Total Short-Term Investments--1.9%
              (Cost $125).................................      125
                                                             ------
            Total Investments--101.9%
              (Cost $5,551)...............................    6,999
            Liabilities, plus cash and other assets--(1.9)%.   (128)
                                                             ------
            Net assets--100.0%.............................. $6,871
                                                             ======


                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  11

[PHOTO]

BARBER

Rocky Barber

[PHOTO]

JOSTRAND

John F. Jostrand

[PHOTO]

Norbert W. Truderung

Norbert W. Truderung
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that have demonstrated sustained growth over a long period of time.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Large Cap Growth Fund posted a 23.85% gain on a total return basis (Class A Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the Russell 1000 Growth(R) Index, increased 29.75%.

What were the most significant factors impacting Fund performance?

Energized by signs of an economic rebound, the stock market posted a sharp advance in 2003. The strongest gains came in the second and fourth quarters, starting just before the economy began to accelerate. Particularly noteworthy was the Commerce Department's release of a revised gross domestic product figure in late November showing that the economy raced ahead at an 8.2% annual rate--a full percentage point higher than its previous estimate, and the fastest pace in nearly two decades.

The year had not started off so positively, however. The market environment was very volatile in the first quarter and a very difficult one for us as investors. After satisfactorily overcoming a huge wall of pessimism about the Iraq War, the state of the economy and concerns over the integrity of corporate balance sheets, the stock market finally broke free of its downward spiral late in the first quarter. The success of Coalition forces in the Iraq conflict, signs of improvement in the economy and greater confidence that the worst of the corporate scandals had been dealt with, all contributed to a positive stock market environment.

The rally that began in the final two weeks of the first quarter extended itself for 10 more weeks into the second quarter. From the trough to peak of this initial rebound, the market was up over 25% in less than 90 days. It was a very normal rally from the bottom of the recent bear market, and was totally consistent with the pattern of previous war or recession induced bear market bottoms.

The major determinant with regard to Fund performance through the first three quarters of the year was quality. Lower quality, highly leveraged companies, both financially and operationally, performed the best, because these companies were perceived to be the greatest beneficiaries of a strengthening economy. High quality companies, such as those the Fund owns, tend to not decline as sharply in a declining market environment, but do not appreciate as much as their lower quality counterparts in a rising market, either.

The Fund outperformed in July and August, but gave back some of those gains--and more--in September. It was very much an environment where investors focused on day-to-day news in the market. With many stocks trading at high Price/Earnings multiples, bad news about companies--or rumors--was not taken well.

Finally in the fourth quarter, the lower quality stock rally began to fade. But by this time, cyclical stocks took the lead in terms of performance, particularly with the good news being released about the economy.

12   Annual Report                                            December 31, 2003

Can you provide examples of investments that contributed to the Fund's performance?

Technology was really the standout sector for the Fund in terms of performance, especially companies perceived to having cyclical exposure to improving economic conditions.

The Biotechnology sector also turned in a stellar performance, with Genentech, in particular, the best-performing investment for the Fund for the year. Genentech became the first with a new FDA-approved biologic treatment to market, and by year-end had received FDA approval for a second drug.

Were there any areas or investments that did not perform as well?

The Consumer Staples, Retail, and Pharmaceutical sectors all underperformed the market, although the Fund was slightly underweight these groups compared to its benchmark.

Overall, it was not so much a case of the Fund's investments not performing well, but rather lower-quality and cyclical companies outperforming the companies in the Fund's portfolio. Two notable examples were two of the Fund's largest holdings, Microsoft and Pfizer.

Baxter International was the weakest-performing company for the Fund for the year, an investment we sold in the first quarter.

What is your outlook for the markets? How is the Fund positioned based on this outlook?

Now that the economic cycle has entered, by consensus, mid-stream, there is less controversy about the outlook. Indicators that we watch, as stock pickers, are positive for continued earnings growth. The yield curve is positive and commodity prices are up, signaling the return of corporate pricing power. We do not engage in out-guessing the Federal Reserve on interest rates, but rates do tend to follow the Index of Leading Economic Indicators, which is rising. The most concerning development is the decline of over 28% the past two years in the trade-weighted dollar. The current exchange level is about the middle of the range before the bubble in U.S. technology stocks (i.e., the ten years ended 1996), so our concern is mild for the moment. The decline in the currency, paired with the revival in gold prices, has us watchful about valuation for U.S. equities. We expect another good year for equities, but not the 20+% returns of 2003.

The secular trend of globalization re-emerged last year after a hiatus in the wake of 9/11. The two most populous nations, India and China, are embracing modern economic development policies and competitive business practices. A significant challenge as investment managers will be to be mindful of these trends and the competitive position of our investments on that additional dimension. We made adaptations in our technology holdings last year partly because of this analysis. An intermediate trend is the effect of the Sarbanes-Oxley legislation for U.S. companies. This is a positive for us, since it should improve corporate governance. The specific issue of greater attention to internal control processes at the board and CEO level because of sign-off requirements will broaden the number of investment candidates for us. Recall our approach is to fundamentally research companies in search of high quality businesses. While this upgrade in internal processes cannot change some of our criteria such as making a business inherently more predictable, change the debt ratio or improve pricing power, frank attention by managements to issues opaque prior to the new requirements is an investment criterion for us.

Our portfolio characteristics remain in clear harmony with our philosophy of quality growth. The moderate volatility characteristics of quality investments had their predictable effects in a recovery year such as 2003, but the moderate turnover the Fund typically exhibits was

December 31, 2003                                       William Blair Funds  13
highlighted in some outside academic research as a proven long-term element in good investors returns. A mid-stream year, cyclically speaking, should give the Large Cap Growth Fund, and quality in general, an advantage in the short run, too. For example, we adapted the portfolio within the quality framework to the cyclical changes with our first energy position in over five years and boosted our industrial positions. By year-end, the technology positions had helped to such an extent that we began some repositioning based on limited further improvement and high valuation.

We have no plans to add stocks in any one particular area but may reduce our Technology sector weighting further if prices move significantly higher from current levels. We anticipate the heavy tide favoring cyclical stocks to wind down, and economic growth as measured by the gross national product (GNP) to begin to slow to a more sustainable rate in 2004.


14  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                            Annual Total Return
                            ----------------------------------------------------

                                  2003     2002     2001     2000 1999(a)(b)
                                -----  ------   ------   ------   ----------
  Large Cap Growth Fund Class A 23.85% (28.55)% (20.83)% (16.67)%       1.40%
  Russell 1000(R) Growth Index. 29.75  (27.88)  (20.42)  (22.42)        0.46

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                             Since
                                     1 Year    3 Year Inception(c)
                                     ------  ------   ------------
       Large Cap Growth Fund Class A  23.85% (11.18)%       (12.24)%
       Large Cap Growth Fund Class B  22.70  (11.94)        (12.95)
       Large Cap Growth Fund Class C  22.75  (11.99)        (12.99)

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to
                               December 31, 2003.



               Illustration of an assumed investment of $10,000

                                     [CHART]

                Large Cap
               Growth Fund    Russell 1000/R/
                 Class A       Growth Index
12/27/99         $9,400         $10,000
    6/00          9,500          10,500
   12/00          8,000           7,800
    6/01          6,700           6,700
   12/01          6,300           6,200
    6/02          5,100           4,900
   12/02          4,500           4,500
    6/03          4,900           5,100
   12/03          5,600           5,800


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000(R) Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2003                                       William Blair Funds  15

--------------------------------------------------------------------------------
Large Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)


             ----------------------------------------------- ------
             Shares                                           Value
             ----------------------------------------------- ------

             Common Stocks
             Information Technology--34.9%
              8,800 *BEA Systems, Inc....................... $  108
              9,425 *Cisco Systems, Inc.....................    229
              4,275 *Dell Computer Corporation..............    145
              8,400 *EMC Corporation........................    109
              5,550 First Data Corporation..................    228
              2,350 *Intuit, Inc............................    124
              3,335 Linear Technology Corporation...........    140
              9,770 Microsoft Corporation...................    269
              2,900 Paychex, Inc............................    108
              4,650 *SAP AG--ADR............................    193
              4,535 *SunGard Data Systems, Inc..............    126
             14,350 *Taiwan Semiconductor Mfg. Co. Ltd.--ADR    147
                                                             ------
                                                              1,926
                                                             ------
             Health Care--23.9%
              2,150 Alcon, Inc+.............................    130
              1,885 *Amgen, Inc.............................    116
              1,955 Eli Lilly & Company.....................    138
              1,250 *Genentech, Inc.........................    117
              4,090 Medtronic, Inc..........................    199
              8,090 Pfizer, Inc.............................    286
              3,190 UnitedHealth Group, Inc.................    186
              2,100 *Zimmer Holdings, Inc...................    148
                                                             ------
                                                              1,320
                                                             ------
             Consumer Discretionary--13.9%
              4,500 *Bed, Bath & Beyond, Inc................    195
              3,210 Clear Channel Communications, Inc.......    150
              5,925 *Cox Communications, Inc., Class "A"....    204
              2,100 Harley-Davidson, Inc....................    100
              2,650 *Kohl's Corporation.....................    119
                                                             ------
                                                                768
                                                             ------

----------
*Non-income producing securities
ADR = AmericanDepository Receipt
+U.S. listed foreign security

            ----------------------------------------------- ------
            Shares                                            Value
            ----------------------------------------------- ------

            Common Stocks--(continued)
            Financials--10.6%
                1,950 Federal National Mortgage Association $  146
                5,250 SLM Corporation......................    198
                3,295 State Street Corporation.............    172
                  875 XL Capital Ltd., Class "A"+..........     68
                                                            ------
                                                               584
                                                            ------
            Consumer Staples--8.1%
                1,975 Avon Products, Inc...................    133
                2,700 PepsiCo, Inc.........................    126
                5,175 Walgreen Co..........................    188
                                                            ------
                                                               447
                                                            ------
            Industrials and Services--3.3%
                1,981 Danaher Corporation..................    182
                                                            ------
            Energy--1.3%
                2,800 Suncor Energy, Inc.+.................     70
                                                            ------
            Total Common Stock--96.0%
              (cost $4,337)................................  5,297
                                                            ------
            Short-Term Investments
              235,014 William Blair Ready Reserves Fund....    235
            Total Short-Term Investments--4.2%
              (cost $235)..................................    235
                                                            ------
            Total Investments--100.2%
              (cost $4,572)................................  5,532
            Liabilities, plus cash and other assets--(0.2)%    (13)
                                                            ------
            Net assets--100.0%............................. $5,519
                                                            ======

                See accompanying Notes to Financial Statements.

16  Annual Report                                             December 31, 2003

[PHOTO]

Michael P. Balkin

Michael P. Balkin

[PHOTO]

BREWER

Karl W. Brewer

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that are of high quality and are expected to have solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Small Cap Growth Fund posted a 61.81% gain on a total return basis (Class A Shares) for the 12 months ended December 31, 2003. This was well ahead of its benchmark, the Russell 2000 Growth(R) Index, which increased 48.54% during the period, and the Russell 2000(R) Index, which rose 47.25%.

Effective December 31, 2003, the Fund was closed to new investors in order to keep the portfolio manageable.

What were the most significant factors impacting Fund performance?

The stock market finished the year on a high note with good momentum going into 2004. Small cap stocks led the way as the Russell 2000(R) broke its old record and beat the Russell 1000(R) Growth for the fifth straight year, as the large cap index returned 29.75%. An important theme in 2003 was that smaller was better as microcap stocks were the best performers for both the Index and the Fund. Company fundamentals continue to show steady improvement, but stock prices appear to already reflect a reasonable degree of optimism.

Which investment strategies enhanced the Fund's return? Were there any investment themes that produced the best results?

The Fund had strong performance across most of the major sectors. While good stock selection in each of the four largest sectors (Consumer Discretionary, Technology, Health Care and Financial Services) helped performance, relative performance was negatively impacted by our sector weightings. The Consumer Discretionary area provided the biggest absolute contribution to performance as the Fund had good stock selection as well as a substantial overweighting in the group. The Fund also outperformed the benchmark in both the Financial Services and Health Care sectors. Although the Fund had good stock selection relative to the benchmark in the Technology area, our underweighting of the group negatively impacted our relative performance.

Performance in the Fund was enhanced by our above benchmark weighting in microcap stocks. For the year, smaller market cap companies in the Russell 2000(R) Growth Index outperformed the larger companies in the benchmark. While our stock selection was solid for both microcap and larger small cap companies, microcap stocks were a source of significant outperformance.

Were there any investment strategies or themes that did not measure up to your expectations?

The Fund had good performance across almost all sectors. However, we were underweight the Technology sector, which was the best performing major sector in the benchmark.

What were among the best performing investments for the Fund?

The top performing investments for the Fund were both out of favor stocks at the time of purchase. ValueClick Inc., was our biggest contributor to performance. ValueClick, which was up 225% for the year, is an Internet media and advertising company that we have owned for several years, but is only now attracting the attention of Wall Street.

December 31, 2003                                       William Blair Funds  17

Chinadotcom Corporation, a leading integrated enterprise solutions company in Asia, was also a strong performer. This was another under-followed company that attracted investor interest in 2003.

What were among the weakest performing investments for the Fund?

Daisytek International, the worldwide leading distributor of computer and office supplies was our worst performer for the year. The company ran into trouble when it tried to take on too many new business opportunities while several of its existing divisions were struggling. As a result, Daisytek was forced into bankruptcy.

eUniverse, an Internet interactive entertainment network was another poor performer. Trading in the stock was halted in May pending a review of the company's historical financial results. Once all of the issues were ultimately resolved, the company began trading again in September.

Are there any specific sectors or industries the Fund will emphasize going into 2004? How might this differ from this past year?

As in the past, our sector and industry weightings will primarily be driven by bottom-up stock selection.

What is your outlook for the Fund and the year ahead? What criteria will determine how the Fund is positioned for 2004?

While the overall market had a terrific year in 2003, we anticipate that 2004 could be a more challenging environment. Given some of the significant increases in commodity prices over the last eighteen months, higher inflation is possible. Also, a stronger economy and a weaker dollar could drive interest rates higher. Finally, with an election year in 2004 and continued geopolitical uncertainty, the stock market could be volatile.

Many of this year's top-performing stocks were low priced, speculative companies with marginal or negative profitability. Going forward, as we move into the second year following the end of a bear market, we believe that investors will shift their attention towards more profitable companies with good balance sheets and higher returns on invested capital. As such, we expect 2004 to be a year where stock picking is more critical.

We remain optimistic about the prospects for the market and believe that the Fund is well positioned as we move into 2004. As mentioned in previous letters, small cap stocks typically do well coming out of a recession and into an economic recovery. This has certainly been the case this year as small cap stocks posted a very strong year. In fact, this year marked the fifth year in a row that the Russell 2000 has outperformed the S&P 500. While a repeat of 2003 performance is unlikely, we believe that there is still some room to go in this small cap outperformance cycle.

As always, we will continue to invest in high quality growth companies with solid fundamentals at attractive valuations. We appreciate your interest in the Fund. Please feel free to call us with any questions.

18  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                              Annual Total Return
                              ----------------------------------------------------
                                2003      2002         2001     2000 1999(a)(b)
                              ------  ------   ------------  ------  ----------
Small Cap Growth Fund Class A  61.81% (17.20)%        25.91%  33.68%       1.90%
Russell 2000(R) Growth Index.  48.54  (30.26)         (9.23) (22.43)       5.22
Russell 2000(R) Index........  47.25  (20.48)          2.49   (3.02)       4.26
                              ----------------------------------------------------
                              Average Annual Total Return
                              ----------------------------------------------------
                                                      Since
                              1 Year    3 Year Inception(c)
                              ------  ------   ------------
Small Cap Growth Fund Class A  61.81%  19.04%         23.03%
Small Cap Growth Fund Class B  60.51   18.12          22.08
Small Cap Growth Fund Class C  60.59   18.14          22.09

                            ----------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from December 27, 1999
                               (Commencement of Operations) to December 31,
                               1999.
                            (c)For the period from December 27, 1999 to
                               December 31, 2003.

                             Illustration of an assumed investment of $10,000 with reinvestment of capital gain distribution

                                    [CHART]

                                               Russell
                                Small Cap      2000(R)       Russell
                               Growth Fund     Growth        2000(R)
                                 Class A        Index         Index
12/99                           $ 9,400        $10,000       $10,000
6/00                             14,100         10,700        10,700
12/00                            12,800          8,200        10,100
6/01                             15,400          8,200        10,800
12/01                            16,200          7,400        10,400
6/02                             15,500          6,100         9,900
12/02                            13,400          5,200         8,200
6/03                             16,700          6,200         9,700
12/03                            21,700          7,700        12,100


IPOs made significant contributions to the performance of the Fund in the year 2000. There can be no assurance that such contributions will continue. Recent market volatility has significantly impacted performance and the Fund's current performance may be more or less than that shown.

Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000(R) Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000(R) Index.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

December 31, 2003                                       William Blair Funds  19

--------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

         ----------------------------------------------------- --------
         Shares                                                   Value
         ----------------------------------------------------- --------

         Common Stocks
         Consumer Discretionary--35.5%
           297,175 *4 Kids Entertainment, Inc................. $  7,732
           280,505 *Corrections Corporation of America........    8,087
           297,725 *Cross Country Healthcare, Inc.............    4,442
           342,550 *Cumulus Media, Inc., Class "A"............    7,536
           278,525 *Emmis Communications Corporation,
                    Class "A".................................    7,534
           952,220 *eUniverse, Inc............................    1,514
           520,600 *Exult, Inc................................    3,707
           224,575 *FirstService Corporation+.................    4,703
           172,900 *Fred's, Inc...............................    5,356
           123,250 *Getty Images, Inc.........................    6,179
           238,445 *Guitar Center, Inc........................    7,769
           349,900 *Kforce, Inc...............................    3,268
           304,550 *Kroll, Inc................................    7,918
           664,650 *Labor Ready, Inc..........................    8,707
         1,808,500 *Lions Gate Entertainment+.................    8,102
           166,895 Mandalay Resort Group......................    7,464
           497,625 *Mikohn Gaming Corporation.................    2,239
           294,975 Ruby Tuesday, Inc..........................    8,404
           446,525 *Scientific Games Corporation, Class "A"...    7,595
           188,800 *Shuffle Master, Inc.......................    6,536
           550,145 *SkillSoft plc--ADR........................    4,759
           247,450 Speedway Motorsports, Inc..................    7,156
           183,800 StarTek, Inc...............................    7,497
            59,565 Strayer Education, Inc.....................    6,482
           378,075 *Sylvan Learning Systems, Inc..............   10,885
           173,160 *Tech Data Corporation.....................    6,873
           782,055 *TiVo, Inc.................................    5,787
           552,430 *ValueClick, Inc...........................    5,016
           315,300 *ValueVision Media, Inc., Class "A"........    5,266
                                                               --------
                                                                184,513
                                                               --------
         Technology--17.9%
           282,750 *Acxiom Corporation........................    5,251
           392,050 *Artisan Components, Inc...................    8,037
           805,450 *Aspen Technology, Inc.....................    8,264
           139,825 *Cognizant Technology Solutions Corporation    6,382
           171,375 Harris Corporation.........................    6,504
           362,000 *KEMET Corporation.........................    4,956
           739,000 *LCC International, Inc., Class "A"........    3,962
           202,795 *Mercury Computer Systems..................    5,049
           198,300 *Merix Corporation.........................    4,864
           694,975 *Monolithic System Technology, Inc.........    5,942
           803,642 *Nuance Communications, Inc................    6,140
           207,390 *Open Text Corporation+....................    3,976
           297,850 *OPNET Technologies, Inc...................    4,903
           826,250 *Pinnacle Systems, Inc.....................    7,048
           256,015 *Semtech Corporation.......................    5,819
           279,600 *WebEx Communications, Inc.................    5,620
                                                               --------
                                                                 92,717
                                                               --------
         Health Care--15.6%
           297,350 *Accredo Health, Inc.......................    9,399
           209,870 *American Healthways, Inc..................    5,010
           229,385 *Atrix Laboratories, Inc...................    5,514
           636,175 *Axcan Pharma, Inc.+.......................    9,956
           631,500 *Cell Therapeutics, Inc....................    5,494
            62,700 *Cyberonics, Inc...........................    2,007

----------
* Non-income producing securities
ADR= American Depository Receipt
+ = U.S. listed foreign security
++ =Restricted security. The Fund purchased 265,257 restricted shares on October 28, 2003 at a cost of $1,817 (in thousands). The value of the Fund's holding was 0.53% of net assets at December 31, 2003.

        ----------------------------------------------------- --------
        Shares or Principal Amount                                Value
        ----------------------------------------------------- --------

        Common Stocks--(continued)
        Health Care--(continued)
           251,475 *Integra LifeSciences Holdings Corporation $  7,200
           283,720 *Kensey Nash Corporation..................    6,596
           269,260 *Sangamo Biosciences, Inc.................    1,492
           284,500 Select Medical Corporation................    4,632
           144,850 *Stericycle, Inc..........................    6,764
           245,725 *Telik, Inc...............................    5,654
           138,815 *VistaCare, Inc., Class "A"...............    4,879
         1,450,515 *VitalWorks, Inc..........................    6,411
                                                              --------
                                                                81,008
                                                              --------
        Financial Services--11.9%
           253,400 *Advent Software, Inc.....................    4,417
            62,610 *Affiliated Managers Group, Inc...........    4,357
           301,000 *Commercial Capital Bancorp, Inc..........    6,444
           341,810 *Credit Acceptance Corp...................    5,230
           265,257 *Electronic Clearing House++..............    2,759
           438,430 *Euronet Worldwide, Inc...................    7,892
           267,300 Friedman, Billings, Ramsey Group, Inc.....    6,169
           174,825 Global Payments, Inc......................    8,238
           272,300 Investors Financial Services Corporation..   10,459
           568,560 *Rewards Network, Inc.....................    6,061
                                                              --------
                                                                62,026
                                                              --------
        Other Energy--4.1%
           282,920 *Comstock Resources, Inc..................    5,460
         1,157,065 *Grey Wolf, Inc...........................    4,327
           174,200 *Quicksilver Resources, Inc...............    5,627
           234,900 *Ultra Petroleum Corporation..............    5,783
                                                              --------
                                                                21,197
                                                              --------
        Materials and Processing--2.9%
           305,475 Airgas, Inc...............................    6,562
         1,301,600 *Comfort Systems USA, Inc.................    7,133
           340,725 *Virbac Corporation.......................    1,363
                                                              --------
                                                                15,058
                                                              --------
        Producer Durables--2.8%
           253,150 *Asyst Technologies, Inc..................    4,392
           904,155 *Crown Castle International Corporation...    9,973
                                                              --------
                                                                14,365
                                                              --------
        Other--1.1%
           301,400 Journal Communications, Inc., Class "A"...    5,585
                                                              --------
        Total Common Stock--91.8%
          (cost $398,360)....................................  476,469
                                                              --------
        Convertible Bonds
             4,000 Midwest Express Holdings, 6.750%, due
                    10/1/08..................................    3,368
                                                              --------
        Total Convertible Bonds--0.7%
          (cost $4,000)......................................    3,368
                                                              --------
        Short-Term Investments
        42,472,375 William Blair Ready Reserves Fund.........   42,472
                                                              --------
        Total Short-Term Investments--8.2%
          (cost $42,472).....................................   42,472
                                                              --------
        Total Investments--100.7%
          (cost $444,832)....................................  522,309
        Liabilities, plus cash and other assets--(0.7)%......   (3,485)
                                                              --------
        Net assets--100.0%................................... $518,824
                                                              ========

                See accompanying Notes to Financial Statements.

20  Annual Report                                             December 31, 2003

[PHOTO]

Karl W. Brewer

Karl W. Brewer

[PHOTO]

Harvey Bundy, III

Harvey H. Bundy, III

[PHOTO]

Robert Lanphier, IV

Robert C. Lanphier, IV

--------------------------------------------------------------------------------
SMALL-MID CAP GROWTH FUND
--------------------------------------------------------------------------------

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that are expected to experience solid growth in earnings.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

We are pleased to have the Small-Mid Cap Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

The Small-Mid Cap Growth Fund commenced operations on December 29, 2003. Through the period ended December 31, 2003, the Fund posted a slight decrease of 0.60%, in line with the 0.61% decrease of the Fund's benchmark, the Russell 2500(TM) Growth Index, for this brief period.

We are very enthusiastic about the investment opportunities available to us as portfolio managers of the Small-Mid Cap Growth Fund. The Small-Mid Cap Growth Fund utilizes an investment process that relies on in-depth fundamental research of a company, its competitors, suppliers and customers. We have a broad universe of companies from which to select investments--some 2,800 securities comprising both the Russell 2000 and Russell MidCap indexes.

We typically select small and mid cap growth companies for the Fund's portfolio with more established business models. In addition, we do not face the constraints of having to sell companies out of the Fund's portfolio of investments as they increase in size from small market cap firms to medium market cap companies. This enables us to identify winners, buy them early and let them run.

Finally, we believe our disciplined, long-term approach to investing will provide an attractive investment opportunity for investors seeking long-term capital appreciation.

Our Outlook for the Year Ahead

We expect the U.S. economy to be strong in 2004. A triple stimulus of U.S. fiscal policy--including the recent tax cuts, government spending and U.S. budget deficit--monetary policy in the form of low interest rates, and a weak U.S. dollar, will augur well for continued robust economic growth in 2004.

Interest rates should remain near historic lows. Capital investment on the part of corporations has already begun to rebound. Meanwhile, we expect unemployment to decline modestly as the year progresses.

Consequently, we expect a continuation of the recent market rally in the short term. Our outlook grows more cautious as we look out over the second half of the year. This is when we expect quality growth companies to show their mettle.

The past year was one in which lower quality and more speculative companies led the market higher, based on the assumption that these companies stood the most to benefit from the economic recovery. During the second half of 2004, however, year-over year earnings comparisons will become much more difficult, particularly for more speculative companies. These firms will have a much harder time sustaining that earnings growth. Quality growth companies, on the other hand, will be much more likely to maintain their earnings growth.

We believe that well before the third quarter of 2004 begins, the market will anticipate this inflection point. We think the market will begin to examine companies more critically and favor high quality, sustainable growth stories.

December 31, 2003                                       William Blair Funds  21

We believe the fundamentals of the companies in our portfolio are strong. The earnings of the companies in our portfolio have met or exceeded expectations to date and we expect they will continue to do so in 2004. This outlook provides us with conviction to own these companies despite what on the surface may appear to be higher Price/Earnings multiples. Given the lower rates of interest, history would suggest that the market--in total--is actually reasonably valued. However, we expect further stock appreciation to come from higher earnings rather than P/E multiple expansion.

We believe our high quality growth style of investing will do well as the economy continues on its path of recovery.

22  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Small-Mid Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

            ------------------------------------------------ ------
            Shares                                            Value
            ------------------------------------------------ ------
            Common Stocks
            Consumer Discretionary--30.6%
            1,200 *Bed, Bath & Beyond, Inc.................. $   52
            3,600 *CarMax, Inc..............................    111
            1,800 CDW Corporation...........................    104
            1,900 *The Cheesecake Factory, Inc..............     84
            1,200 Cintas Corporation........................     60
            1,800 *Corporate Executive Board Company........     84
            1,300 *Corrections Corporation of America.......     37
            2,400 *Cross Country Healthcare, Inc............     36
            1,100 *Entercom Communications Corporation......     58
            1,900 Fastenal Company..........................     95
            1,600 *Guitar Center, Inc.......................     52
            1,400 *Hewitt Associates, Inc., Class "A".......     42
            1,800 *Iron Mountain, Inc.......................     71
            1,400 *Lamar Advertising Company................     52
            1,700 *O'Reilly Automotive, Inc.................     65
            4,400 *SkillSoft plc--ADR.......................     38
            1,200 *Starbucks Corporation....................     40
              400 Strayer Education, Inc....................     44
                                                             ------
                                                              1,125
                                                             ------
            Health Care--18.6%
            1,400 *Atrix Laboratories, Inc..................     34
              500 *Axcan Pharma, Inc.+......................      8
            2,000 *Cell Genesys, Inc........................     26
            1,700 *Express Scripts, Inc.....................    113
            1,500 *First Health Group Corporation...........     29
              800 *IDEXX Laboratories, Inc..................     37
            2,000 *Integra LifeSciences Holdings Corporation     57
            1,200 *Kensey Nash Corporation..................     28
            1,100 *Patterson Dental Company.................     71
            1,400 *ResMed, Inc..............................     58
            1,100 *Stericycle, Inc..........................     51
            1,800 *Telik, Inc...............................     41
            1,300 *VistaCare, Inc., Class "A"...............     46
            1,200 *Zimmer Holdings, Inc.....................     84
                                                             ------
                                                                683
                                                             ------
            Technology--14.4%
            1,000 Adobe Systems, Inc........................     39
            2,400 *BEA Systems, Inc.........................     30
            1,200 *Cognos, Inc.+............................     37
            1,800 *Intuit, Inc..............................     95
            2,700 *Jabil Circuit, Inc.......................     76
            2,500 Microchip Technology, Inc.................     83
            3,300 *Monolithic System Technology, Inc........     28
            2,500 *OPNET Technologies, Inc..................     41
            1,000 *Xilinx, Inc..............................     39
              900 Zebra Technologies Corp., Class "A".......     60
                                                             ------
                                                                528
                                                             ------
            Financial Services--12.5%
            2,100 *Fiserv, Inc..............................     83
            2,000 HCC Insurance Holdings, Inc...............     64
            3,400 Investors Financial Services Corporation..    130
              800 M&T Bank Corporation......................     79
            2,400 *SunGard Data Systems, Inc................     66
              500 XL Capital Ltd., Class "A"+...............     39
                                                             ------
                                                                461
                                                             ------

----------
*Non-income producing securities
ADR= American Depository Receipt
+= U.S. listed foreign security

              --------------------------------------------- ------
              Shares or Principal Amount                     Value
              --------------------------------------------- ------
              Common Stocks--(continued)
              Autos and Transportation--7.8%
               1,800 C.H. Robinson Worldwide, Inc.......... $   68
               1,900 Expeditors International of Washington     72
               1,900 Gentex Corporation....................     84
               2,400 *Knight Transportation, Inc...........     62
                                                            ------
                                                               286
                                                            ------
              Other Energy--4.2%
               1,200 *Apache Corporation...................     97
               1,400 *Smith International, Inc.............     58
                                                            ------
                                                               155
                                                            ------
              Materials and Processing--2.3%
               3,900 Airgas, Inc...........................     84
                                                            ------
              Producer Durables--1.9%
               1,500 Pentair, Inc..........................     69
                                                            ------
              Consumer Staples--1.6%
               1,600 *Performance Food Group...............     58
                                                            ------
              Total Common Stock--93.9%
              (Cost $3,470)................................  3,449
                                                            ------
              Short-Term Investments
              80,000 William Blair Ready Reserves Fund.....     80
                                                            ------
              Total Short-Term Investments--2.2%
              (Cost $80)...................................     80
                                                            ------
              Total Investments--96.1%
              (Cost $3,550)................................  3,529
              Cash and other assets, less liabilities--3.9%    144
                                                            ------
              Net assets--100.0%........................... $3,673
                                                            ======

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  23

[PHOTO]

GREIG

W. George Greig
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The International Growth Fund invests primarily in common stocks of foreign growth companies.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The International Growth Fund posted a 42.10% gain (Class A Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, rose 41.41%

What were the most significant factors impacting international markets during the period?

Global equity markets spent the first quarter of 2003 ill at ease while awaiting the beginning of military action in Iraq. While there was a recovery after the war began, it was still tentative by the end of the first quarter. During the second quarter, a fairly powerful postwar relief rally took global markets to their highest levels in a year.

As it became clear that the military operation in Iraq carried no visible risk for the economic cycle, markets began to look once again for signs of potential acceleration in growth. In particular, financial stocks resumed their leadership role in global markets, buoyed by the prospects of improving credit quality, a revival in capital market activity, and a booming bond market. Technology shares also outperformed on a worldwide basis, as signs of renewed growth in Information Technology investment combined with continued strength in consumer technology adoption and use.

The global equity markets extended the second quarter's strong rally through the third and fourth quarters, fueled by expectations for continued economic recovery around the globe. Contributing to the global market advance were improving corporate profits and other cyclical indicators in the United States, which helped to support a stronger growth picture around the world.

Returns were also driven by the decline of the dollar against most of the world's currencies. The dollar declined against the euro from the beginning of the U.S. equity market rally in March through the end of the year, and fell significantly against the yen, the Canadian dollar, and many emerging market currencies.

Which areas had the biggest effect on Fund performance?

Generally speaking, the Fund benefited from strong stock selection and performance across the Fund, but especially in areas where the Fund has its largest exposure, including Consumer Discretionary, Financials, Information Technology, and Industrials and Services.

In addition, holdings in Energy, Materials, and Telecommunications all outperformed the benchmark index, although the Fund was underweight in all of these sectors.

Finally, strong relative returns came from our geographic exposure to Asia, Japan, Continental Europe, Canada and Emerging Markets Europe, while our investments in the U.K. were a slight drag on performance.

24   Annual Report                                            December 31, 2003

What is your outlook for the Fund?

Our expectations for 2004 are for a solid equity return environment in the US, particularly in the first half if interest rate worries are held in abeyance. Asia, while it performed well this year, may surprise on the upside in 2004 by outpacing the rest of the world by a wider margin. The region's economy is balanced, its balance sheet is solid, its currencies are well supported, and its corporate sector is well managed and commands the high ground of global growth. Europe should be a beneficiary of global expansion, but may suffer from lagging profit growth and structural problems within the EU.

Strong growth in greater China and other Asian economies is almost a given. The structure of growth in China and India is better balanced and less speculative than in the 1993-94 cycle. On the other hand, Europe's growth picture is very much dependent on the influence of the rest of the world. That leaves the US and Japan (which together amount to about 40% of world output) as the major variables.

US growth will depend on the sustainability of consumer demand, which will in turn depend on income and job growth--there are few indications (yet) that household demand is satiated or that balance sheets are at the breaking point. In Japan, the growth outlook will continue to benefit from higher corporate cash flows and strong Asian markets, while the make-or-break factor could be consumer and business confidence.

There could be some cause for concern on the earnings front, however. Cost pressures from commodity prices and real wage growth may begin to offset intermediate goods deflation and productivity gains, slowing the margin expansion that has propelled earnings growth in the last two years. Europe and the commodity economies will face severe profit headwinds from currency effects, while the US will continue to see a modest benefit.

Pressure to restrain interest rate increases will remain overwhelming. Of the world's major economies, only the US will face anything like a balanced decision outlook on policy rates, and the Fed's inclination is to avoid live experiments with the economy's sensitivity to debt service costs. Foreign owners of U.S. bonds are also aware of how easily a bond market selloff could turn into a problem, and are likely to be cautious holders. Emerging market "convergence" countries, meanwhile, could see much lower interest rates.

Liquidity appears ample to support financial markets globally, but Asian investors in particular seem to have very low allocations to equity, while US investors have been fairly quick to shed their bear market pessimism. From a long-term fund flow perspective, the key question is whether foreign direct investment into the US will get back on its former growth track.

Obviously, "all other" exogenous factors that might impact the global markets in the year ahead is an unpredictable category--but none of the key identifiable geopolitical issues appear to be more threatening than a year ago. In particular, trade wars, East Asian tensions, organized terrorism, and intra-Western alliance friction all seem more manageable today than at the beginning of 2003.


December 31, 2003                                       William Blair Funds  25

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return
                            ----------------------------------------------------

                                         2003     2002     2001     2000 1999(a)(b)
                                       -----  ------   ------   ------   ----------
International Growth Fund Class A..... 42.10% (15.14)% (13.63)%  (8.11)%      39.12%
Morgan Stanley Capital - International
 (MSCI) All Country World Free
 Ex-U.S. Index........................ 41.41  (14.67)  (19.50)  (15.09)       30.91
Lipper International Index............ 36.00  (13.84)  (19.34)  (14.72)       37.83

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                      Since
                                  1 Year  3 Year  Inception
                                  ------  ------  ---------
International Growth Fund Class A  42.10%   1.37%      7.06%(c)
International Growth Fund Class B  41.06    0.59       5.44(d)
International Growth Fund Class C  41.06    0.59       5.44(d)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 21, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 21, 1999 to December
                               31, 2003.
                            (d)For the period from November 2, 1999
                               (Commencement of the Class) to December 31, 2003.

                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends


                                    [CHART]

        International
         Growth Fund   MSCI AC WLD    Lipper Int'l
           Class A     Ex-US Index       Index
10/99     $ 9,400       $10,000        $10,000
12/99      13,100        10,300          9,600
 6/00      13,400        10,000          9,200
12/00      12,000         8,800          8,200
 6/01      11,000         7,600          7,200
12/01      10,400         7,100          6,600
 6/02      10,500         7,000          6,600
12/02       8,800         6,000          5,700
 6/03       9,800         8,400          7,900
12/03      12,500        10,700          9,900


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class A, B, and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

26  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)


        ------------------------------------------------------- -------
        Shares                                                    Value
        ------------------------------------------------------- -------

        Common Stocks
        Europe--22.7%
        Austria--1.2%
          190,200 Erste Bank Der Oester (Banking).............. $23,484
                                                                -------
        Estonia--0.3%
          182,890 Hansabank (Banking)..........................   4,921
                                                                -------
        Finland--0.4%
          111,200 Nokian Renkaat Oyj (Automotive)..............   8,392
                                                                -------
        France--4.2%
           65,000 Bonduelle (Food products)....................   5,934
          563,900 Christian Dior (Apparel and luxury goods)....  34,276
          340,900 Dassault Systemes (Software).................  15,596
          139,000 Klepierre (Finance)..........................   8,347
          128,200 Mr. Bricolage SA (Home improvement)..........   3,737
          330,768 *Orpea (Hospital and nursing management).....   6,975
          102,700 Rodriquez Group (Retail trade)...............   5,734
                                                                -------
                                                                 80,599
                                                                -------
        Germany--3.9%
          419,000 Bayer Motoren Werke (Motor vehicles).........  19,475
           59,700 Puma AG (Consumer non-durables)..............  10,579
          215,200 SAP AG (Software)............................  35,639
          141,125 Stada Arzneimittel AG (Pharmaceuticals)......   8,769
                                                                -------
                                                                 74,462
                                                                -------
        Greece--1.2%
          778,400 Coca-Cola Hellenic Bottling S.A. (Beverages).  16,227
          243,500 Folli Follie S.A. (Apparel and footwear
                   retailer)...................................   6,854
                                                                -------
                                                                 23,081
                                                                -------
        Ireland--1.9%
        1,101,500 Anglo Irish Bank plc (Finance)...............  17,396
          773,100 *Grafton Group (Wholesale Distributors)......   5,339
          275,300 *Ryanair Holdings plc--ADR (Airlines)........  13,941
                                                                -------
                                                                 36,676
                                                                -------
        Italy--1.8%
          966,200 BCA Popolare Di Verona (Banking).............  16,379
          624,900 Merloni Elettrodemestici SpA (Electronics and
                   appliances).................................  11,791
          181,452 Pirelli SpA Real Estate (Real estate
                   development)................................   5,771
                                                                -------
                                                                 33,941
                                                                -------
        Netherlands--0.4%
          589,000 *Qiagen N.V. (Medical specialties)...........   7,244
                                                                -------
        Spain--1.3%
          214,600 Banco Popular Espanol (Banking)..............  12,831
          233,400 Grupo Ferrovial S.A. (Industrial services)...   8,176
          252,300 Prosegur Compania De Seguridad S.A.
                   (Commercial services).......................   4,102
                                                                -------
                                                                 25,109
                                                                -------
        Sweden--1.1%
          363,900 *Atlas Copco AB (Industial machinery)........  13,050
          308,400 Gunnebo AB (Producer manufacturing)..........   7,697
                                                                -------
                                                                 20,747
                                                                -------

       --------------------------------------------------------- --------
       Shares                                                       Value
       --------------------------------------------------------- --------

       Europe--22.7%--(continued)
       Switzerland--5.0%
          56,200 *Actelion (Biotechnology)...................... $  6,075
         538,200 Adecco S.A.(Commercial services)...............   34,736
         216,400 *Logitech International S.A. (Electronic
                  technology)...................................    9,293
         130,050 *Micronas Semiconductor (Electronic
                  technology)...................................    5,564
         542,000 UBS AG (Banking)...............................   37,076
                                                                 --------
                                                                   92,744
                                                                 --------
       United Kingdom--17.5%
       1,325,100 3i Group plc (Venture capital).................   14,715
       1,169,100 *Acambis plc (Biotechnology)...................    6,407
       6,231,400 BG Group plc (Industrial services).............   31,996
       2,050,000 BHP Billiton plc (Aluminum mining).............   17,930
       2,786,600 *British Sky Broadcasting Group (Media)........   35,125
         396,533 Cambridge Antibody Technology (Health
                  technology)...................................    3,347
       2,644,900 Capita Group plc (Commercial services).........   11,555
       1,079,600 Cattle's Holdings plc (Finance and leasing)....    6,473
         585,000 Enterprise Inns (Consumer services)............   10,626
         767,500 French Connection (Apparel and footwear
                  retail).......................................    4,551
         613,600 Galen Holdings (Pharmaceuticals)...............    7,873
       1,293,300 HBOS plc (Finance).............................   16,806
       2,280,400 HSBC Holdings (HK Reg).........................   35,936
         701,900 MAN Group plc (Finance)........................   18,385
       2,174,300 *MFI Furniture Group (Home Furnishings)........    5,877
       3,183,000 Michael Page International (Personnel
                  Services).....................................   10,646
         933,400 Premier Farnell (Electronics Distributors).....    3,922
         845,400 Reckitt Benckiser plc (Household products).....   19,132
       2,153,600 Standard Chartered plc (Banking)...............   35,652
       7,708,800 Tesco plc (Food retailer)......................   35,629
                                                                 --------
                                                                  332,583
                                                                 --------
       Canada--6.2%
         484,100 *Alimantation Couche-Tard, Class B (Finance)...    8,946
         325,100 *Cognos Inc. (Software)........................    9,957
         312,000 *MacDonald Dettwiler & Associates (IT
                  Consulting)...................................    5,742
         637,600 Manulife Financial Corp. (Life and health
                  insurance)....................................   20,632
         411,600 Petro-Canada (Energy minerals).................   20,340
         202,900 *Precision Drilling Corp. (Drilling)...........    8,903
         297,400 *Research in Motion Ltd. (Wireless
                  telecommunication)............................   19,942
         412,100 *Shoppers Drug Mart Corp. (Retail trade).......    9,553
         522,500 Suncor Energy, Inc. (Energy minerals)..........   13,130
                                                                 --------
                                                                  117,145
                                                                 --------
       Japan--20.8%
         171,300 Askul Corporation (Retail trade)...............    8,395
       1,260,000 Calsonic Kansei (Auto components)..............    9,932
         446,100 Canon, Inc. (Office electronics)...............   21,202
          78,300 Cawachi Limited (Retail trade).................    5,216
       1,279,000 *Chiyoda Corp. (Construction)..................    7,888
         392,500 Fanuc, Ltd. (Machinery)........................   23,655
       2,567,500 Hino Motors Ltd. (Trucks, construction and farm
                  machinery)....................................   18,390
         218,800 Hoya Corporation (Electronic technology).......   20,107

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  27

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

        ------------------------------------------------------- --------
        Shares                                                     Value
        ------------------------------------------------------- --------

        Japan--20.8%--(continued)
            77,750 Kappa Create Co., Ltd. (Consumer non-
                    durables).................................. $  6,566
           108,460 Keyence Corporation (Electronic
                    technology)................................   22,898
           209,800 Komeri Co., Ltd. (Retail trade).............    4,868
           145,400 Misumi Corp. (Trading companies and
                    distributors)..............................    6,461
            83,000 Nakanishi Inc. (Medical specialties)........    3,587
            92,400 *NEC Electronics Corp. (Semiconductors).....    6,756
         2,073,400 *Nissan Motor Company, Ltd. (Motor
                    vehicles)..................................   23,371
           111,300 Nitori Company Ltd. (Specialty stores)......    6,935
           462,800 Nitto Denko Corporation (Electronic
                    technology)................................   24,796
         2,007,000 Nomura Securities Co. (Finance).............   34,038
           241,300 Oracle Corp. Japan (Software)...............   12,662
               900 *Pasona Inc. (Personnel Services)...........    6,013
           578,900 Pioneer Corp. (Household durables)..........   16,140
           166,500 Point Inc. (Apparel and footwear retail)....    4,304
           138,200 Sawai Pharmaceutical Co., Ltd.
                    (Pharmaceuticals)..........................    4,826
           442,200 Seiko Epson Corp. (Electronic Equipment)....   20,619
         1,293,200 Sharp Corp. (Electronics)...................   20,459
           150,900 SMC Corporation (Trucks, construction and
                    farm machinery)............................   18,789
                53 Sparx Asset Management Co. (Finance)........      663
         4,926,000 Sumitomo Trust & Banking Co. (Finance)......   29,392
           101,000 USS Co., Ltd. (Commercial services).........    7,157
                                                                --------
                                                                 396,085
                                                                --------
        Emerging Asia--10.5%
        China--1.3%
        12,331,000 *China Life Insurance Co. (Life and health
                    insurance).................................   10,084
         8,631,100 Huaneng Power International Inc. (Electric
                    utilities).................................   14,976
                                                                --------
                                                                  25,060
                                                                --------
        India--2.6%
           177,400 Dr. Reddy's Laboratories (Pharmaceuticals)..    5,581
           692,800 HDFC Bank Ltd. (Banking)....................    5,586
           620,100 Housing Development Finance Corp. (Financial
                    services)..................................    8,779
           158,906 Infosys Technologies, Ltd. (Consulting and
                    software services).........................   19,495
           322,500 ING Vysya Bank, Ltd. (Banking)..............    3,887
           348,164 Mphasis BFL, Ltd. (Information technology)..    5,801
                                                                --------
                                                                  49,129
                                                                --------
        Indonesia--0.3%
        11,515,000 Unilever Indonesia Tbk (Household and
                    personal care).............................    4,953
                                                                --------
        South Korea--2.0%
           239,700 Kookmin Bank (Banking)......................    9,073
            79,200 Samsung Electronics Co. (Semiconductors)....   29,964
                                                                --------
                                                                  39,037
                                                                --------

        ------------------------------------------------------- -------
        Shares                                                    Value
        ------------------------------------------------------- -------

        Emerging Asia--10.5%--(continued)
        Taiwan--3.4%
        20,127,794 EVA Airways Corp. (Airlines)................ $ 8,200
         2,860,800 Hon Hai Precision Industry (Computers)......  11,226
           963,000 *Mediatek Inc. (Semiconductors).............   9,052
         5,434,000 Premier Image Technology (Electronics and
                    appliances)................................   9,115
         3,457,300 Quanta Computer, Inc. (Computers)...........   8,497
         9,449,080 *Taiwan Semiconductor (Semiconductors)......  17,592
                                                                -------
                                                                 63,682
                                                                -------
        Thailand--0.9%
         1,090,900 *Bangkok Bank (Banking).....................   3,171
         1,724,000 *Bangkok Bank--NVDR (Banking)...............   4,754
        16,996,000 Land & Houses (Household durables)..........   5,432
         4,080,100 *Tisco Finance (Finance, rental and leasing)   3,369
                                                                -------
                                                                 16,726
                                                                -------

        Asia--6.3%
        Australia--2.5%
           650,800 Macquarie Bank, Ltd. (Financial services)...  17,470
           162,400 Perpetual Trustees Australia (Investment
                    Managers)..................................   5,214
           869,631 Sigma Company, Ltd. (Medical Distributors)..   4,597
         2,135,200 Toll Holdings, Ltd. (Trucking)..............  13,273
         3,817,300 *Virgin Blue Holdings, Ltd. (Airlines)......   6,843
                                                                -------
                                                                 47,397
                                                                -------
        Hong Kong--2.8%
         7,862,000 China Insurance International (Insurance)...   3,991
        10,616,300 *Convenience Retail Ltd. (Food retail)......   3,073
         7,018,000 *Denway Motors, Ltd. (Motor vehicles).......   7,468
         3,414,500 Esprit Holdings Ltd. (Apparel, footwear and
                    retail)....................................  11,406
         9,593,000 Li & Fung (Distribution services)...........  16,464
         3,570,600 Techtronic Industries Co. (Consumer
                    durables)..................................   9,959
                                                                -------
                                                                 52,361
                                                                -------
        Singapore--1.0%
         3,911,250 Hyflux, Ltd. (Water utilities)..............   3,665
         5,325,000 Osim International Ltd. (Consumer Sundries).   3,694
         5,980,000 Unisteel Technology, Ltd. (Electronic
                    components)................................   4,470
           645,800 Venture Corporation, Ltd. (Electronic
                    components)................................   7,609
                                                                -------
                                                                 19,438
                                                                -------

        Latin America--2.6%
        Brazil--0.1%
           634,100 Confeccoes Guararapes S.A.--ON (Apparel
                    retailer)..................................   2,239
                                                                -------
        Chile--0.4%
         3,763,964 S.A.C.I. Falabella (Department Stores)......   6,662
                                                                -------

                See accompanying Notes to Financial Statements.

28  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

       ------------------------------------------------------ ----------
       Shares                                                      Value
       ------------------------------------------------------ ----------

       Latin America--2.6%--(continued)
       Mexico--2.1%
            9,246,200 America Movil S.A. (Communications).... $   12,715
            1,186,000 *Consorcio Ara S.A. (Homebuilding).....      2,945
              584,100 *Corporacion Geo S.A. (Real Estate
                       Development)..........................      2,976
           10,081,100 *Grupo Financiero BBVA Bancomer
                       (Finance).............................      8,609
            4,855,900 Walmart de Mexico (Retail trade).......     12,980
                                                              ----------
                                                                  40,225
                                                              ----------

       Emerging Europe, Mid-East, Africa--3.5%
       Egypt--0.6%
              612,900 Orascom Contructions Industry
                       (Construction)........................      7,180
              851,000 *Orascom Telecommunication Holdings
                       GDR (Telecommunications)..............      4,919
                                                              ----------
                                                                  12,099
                                                              ----------
       Israel--0.7%
              239,200 Teva Pharmaceutical Inds.--ADR
                       (Pharmaceuticals).....................     13,565
                                                              ----------
       Poland--0.4%
              292,744 Bank Pekao S.A. (Banking)..............      8,477
                                                              ----------
       South Africa--1.4%
              398,463 Edgars Consolidated Stores (Apparel,
                       footwear and retail)..................      7,581
            2,637,900 *MTN Group Ltd. (Telecommunication
                       services).............................     11,238
            8,218,400 Network Healthcare Holdings (Health
                       services).............................      6,198
                                                              ----------
                                                                  25,017
                                                              ----------
       Turkey--0.4%
          322,259,928 *Enka Insaat (Industrial conglomerates)      8,355
                                                              ----------

       Total Common Stock--90.1%
        (cost $1,284,953)....................................  1,711,635
                                                              ----------

At December 31, 2003, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  24.7%
                       Consumer Discretionary....  19.7%
                       Information Technology....  17.6%
                       Industrials and Services..  13.3%
                       Consumer Staples..........   8.4%
                       Healthcare................   4.9%
                       Energy....................   4.3%
                       Materials.................   3.2%
                       Telecommunication Services   2.8%
                       Utilities.................   1.1%
                                                  ------
                                                  100.0%
                                                  ======

           ----------------------------------------------- ----------
           Shares or Principal Amount                           Value
           ----------------------------------------------- ----------

           Preferred Stock
           Brazil--1.5%
             54,104,000 *Companhia De Bebedas Das Americas
                         (Beverages)...................... $   13,840
                660,560 *Confeccoes Guararapes S.A.--PN
                         (Apparel retailer)...............      2,401
                625,110 *Gerdau S.A. (Steel)..............     13,199
                                                           ----------

           Total Preferred Stock--1.5%
            (cost $17,671)................................     29,440
                                                           ----------
           Short-Term Investments
             99,070,355 *William Blair Ready Reserves Fund     99,070
                 39,926 *American Express Demand Note, VRN
                         0.985% due 1/2/04................     39,926
                                                           ----------
           Total Short-Term Investments--7.3%
            (cost $138,996)...............................    138,996
                                                           ----------

           Total Investments--98.9%
            (cost $1,441,620).............................  1,880,071
           Cash and other assets, less liabilities--1.1%..     19,628
                                                           ----------
           Net assets--100.0%............................. $1,899,699
                                                           ==========

----------
* Non-income producing securities
ADR = American Depository Receipt
GDR = Global Depository Receipt


At December 31, 2003, the Fund's Portfolio of Investments includes the following currency categories:

                         Japanese Yen..........  22.8%
                         Euro..................  17.5%
                         British Pound Sterling  17.0%
                         Canadian Dollar.......   6.7%
                         Hong Kong Dollar......   6.5%
                         Swiss Franc...........   5.3%
                         Taiwan Dollar.........   3.7%
                         Indian Rupee..........   2.8%
                         Australian Dollar.....   2.7%
                         Mexico Nuevo Peso.....   2.3%
                         South Korean Won......   2.2%
                         United States Dollar..   1.9%
                         Brazilian Real........   1.8%
                         South African Rand....   1.4%
                         Swedish Krona.........   1.2%
                         Singapore Dollar......   1.1%
                         All other currencies..   3.1%
                                                ------
                                                100.0%
                                                ======

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  29

[PHOTO]

MITCHEL

David S. Mitchell

[PHOTO]

PRICE

Capucine "Cappy" Price

--------------------------------------------------------------------------------
VALUE DISCOVERY FUND
--------------------------------------------------------------------------------

The Value Discovery Fund invests with a value discipline in the stocks of small companies, seeking to identify undervalued companies with sound business fundamentals--"broken stocks not broken companies."

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Value Discovery Fund posted a 39.12% gain on a total return basis (Class A Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmarks, the Russell 2000(R) Index, increased 47.25% and the Russell 2000(R) Value Index, rose 46.03%.

What were the most significant factors impacting Fund performance?

After a rough start in the first quarter of the year, a powerful rally for small cap stocks began in the second quarter and continued through the end of the year. Small cap stocks had their best year ever, with the sharpest gains occurring in the second and fourth quarters. An improving economic outlook, strong earnings performance, and attractive valuations drove the outperformance of small cap stocks. Small cap stocks had been cheap relative to large cap stocks for some time although that valuation disparity has diminished. Stocks in general remain undervalued relative to investment alternatives such as bonds and money market funds.

As our shareholders no doubt have heard us say before, the Fund seeks to identify undervalued companies with sound business fundamentals: "broken stocks not broken companies." The Fund's performance results for the year is consistent with the Fund's history of remaining competitive in strong markets and outperforming in more difficult environments.

Three of the Fund's weakest performers in the first quarter finished the year with strong gains (Graftech International, Elizabeth Arden and LSI Industries). In every case, the share prices of these stocks reflected the decidedly negative market sentiment surrounding each company--in spite of what we considered to be virtually intact business fundamentals. While the first quarter was an especially tough one for the Fund--it was the third worst in our history--our patience was well rewarded in the remainder of the year.

While we were pleased with the Fund's performance in the last three quarters of the year, we found the increasingly speculative environment challenging. Once again, more speculative companies--those with no earnings or high P/E ratios--led the stock market advance.

What were among the best performing investments for the Fund?

The best-performing sector for the Fund in 2003 was Financial Services, with strong performance driven by Ryder System, a global leader in transportation and supply chain management solutions. Although we view Ryder as a transportation company, it is classified as a Financial Services company due to its large leasing business. Ryder was up 17% during the fourth quarter and over 55% for the year, benefiting from significant increases in logistics profitability and new contract procurement. Late in the year Ryder provided positive guidance on their earnings outlook for 2004.

30  Annual Report                                             December 31, 2003

Materials and Processing was another strong-performing sector for the Fund, with Graftech the best-performing stock this year. Graftech was up 127% for the year, and responsible for 3.7% of the Fund's overall portfolio return. At just under 4% of the portfolio, Graftech represented the Fund's largest holding at year-end.

As we mentioned earlier in the year, Graftech was under pressure during the first quarter along with other steel industry stocks. The company was also removed from the Standard & Poor's Small Cap Stock Index, and index fund managers subsequently sold the stock out of their portfolios putting pressure on the stock's price. As the year progressed, however, it became evident to investors that concerns regarding the company's prospects were misguided. Without question, there are few industries with pricing power in today's global economy. One exception to that would be Graftech's primary business, graphite electrodes. With graphite electrodes an essential component of mini-mill steel production representing less than 5% of the cost of production, this industry is poised to see higher pricing for the foreseeable future which has positive implications for Graftech in 2004 and beyond.

Were there any investments or areas that did not measure up to your expectations?

Two areas held back Fund performance during 2003--Producer Durables and Cash. Two issues limited the Fund's return in the Producer Durables Sector. First, a significant portion of the sector consists of technology related industries, such as semiconductor capital equipment. While these stocks experienced strong returns in 2003, we remained on the sidelines due to valuation concerns. Second, one Fund holding, Robbins & Myers, has continued to see weakness in its end markets and was up only 4.5% for the year.

As has been the case in the fourth quarter, as well as, the year overall, the Fund's average cash position--at just under 4%--acted as a drag on performance when compared to the Fund's benchmark. Cash was clearly not king in 2003. Anytime the return of the market exceeds the return of cash equivalents, managers who hold any residual cash will be penalized given that the benchmark obviously has no cash. In a year such as 2003 when returns were extraordinarily high, the penalty is clearly more pronounced. Assuming cash has a 0% return (not that far from reality), a manager whose equity return equaled the benchmark but had on average 1% cash would underperform by 0.46% (versus the Russell 2000(R) Value).

What is your outlook for the Fund?

Our outlook is optimistic. Across more and more sectors the economic outlook appears to be improving. We continue to position the portfolio such that an improving economy is not the sole driver of improved profitability. That being said, the vast majority of the portfolio's holdings should continue to reap the benefits of an economic upturn.

The relative attractiveness of small cap value versus small cap growth stocks continues to be essentially neutral. Valuations continue to remain attractive overall and have essentially caught up to small cap growth stocks on an historical basis. Small cap stocks have been cheap relative to large cap stocks for some time and clearly so versus investment alternatives such as bonds and money market funds. However, 2003 performance has narrowed the relative attractiveness of small cap. That being said, we continue to believe that there still remains a good deal of upside potential left for small cap value investors such as ourselves.

Although more difficult than 12 months ago, we continue to find compelling investment opportunities for the portfolio and remain enthusiastic about the prospects for existing holdings.

December 31, 2003                                       William Blair Funds  31

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------


                            Annual Total Return
                            ----------------------------------------------------

                               2003     2002   2001   2000 1999(a)(b)
                             -----  ------   -----  -----  ----------
Value Discovery Fund Class A 39.12% (10.54)% 17.42% 19.09%       9.01%
Russell 2000(R) Index....... 47.25  (20.48)   2.49  (3.02)      21.26
Russell 2000(R) Value Index. 46.03  (11.43)  14.03  22.83       (1.49)

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                 Since
                             1 Year  3 Year  Inception
                             ------  ------  ---------
Value Discovery Fund Class A  39.12%  13.48%     16.64%(c)
Value Discovery Fund Class B  38.15   12.65      15.74(c)
Value Discovery Fund Class C  38.15   12.62      15.60(d)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from November 2, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from November 2, 1999 to December
                               31, 2003.
                            (d)For the period from November 3, 1999
                               (Commencement of the Class) to December 31, 2003.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

                                 Value            Russell           Russell
                               Discovery          2000(R)           2000(R)
                             Fund Class A          Index             Value
11/99                            $9,400           $10,000           $10,000
12/99                            10,300            11,700            10,300
06/00                            11,500            12,000            10,900
12/00                            12,200            11,300            12,600
06/01                            14,300            12,100            14,200
12/01                            14,400            11,600            14,400
06/02                            16,100            11,100            15,400
12/02                            12,900             9,200            12,700
06/03                            14,300            10,900            14,800
12/03                            17,900            13,600            18,600


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000(R) Index is the Fund's primary benchmark. The Russell 2000(R) Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000(R) Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

32  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Value Discovery Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

            ----------------------------------------------- -------
            Shares                                            Value
            ----------------------------------------------- -------

            Common Stocks
            Financial Services--21.8%
             84,050 Agree Realty Corporation............... $ 2,377
            185,785 American Financial Realty Trust........   3,168
            129,120 AmerUs Group, Class "A"................   4,515
            101,955 Astoria Financial Corporation..........   3,793
             56,265 Bank of Hawaii Corporation.............   2,374
            122,980 Brandywine Realty Trust................   3,292
             46,941 City Bank (Lynnwood, WA)...............   1,526
            117,200 *Donegal Group, Inc., Class "A"........   2,581
             81,760 First Financial Holdings, Inc..........   2,556
            155,560 *Franklin Bank Corporation.............   2,956
            192,140 National Financial Partners Corporation   5,293
            172,990 Ryder System, Inc......................   5,908
             77,755 Seacoast Financial Services Corporation   2,131
            250,030 *U.S.I. Holdings Corporation...........   3,263
            182,150 *United Rentals, Inc...................   3,508
            229,825 Winston Hotels, Inc....................   2,344
                                                            -------
                                                             51,585
                                                            -------
            Consumer Discretionary--21.6%
            206,975 *BJ's Wholesale Club, Inc..............   4,752
            168,528 Cadmus Communications Corporation......   2,191
            106,845 *Christopher & Banks Corporation.......   2,087
            402,450 *Elizabeth Arden, Inc..................   8,017
             83,635 Ethan Allen Interiors Inc..............   3,503
            148,220 *Heidrick & Struggles International....   3,231
            326,210 *K2, Inc...............................   4,962
             69,580 Michaels Stores, Inc...................   3,075
            236,435 *Navigant Consulting, Inc..............   4,459
            294,980 *Prime Hospitality Corporation.........   3,009
            106,480 *Sharper Image Corporation.............   3,476
            135,315 *Tech Data Corporation.................   5,371
            314,375 *Whitehall Jewellers, Inc..............   3,103
                                                            -------
                                                             51,236
                                                            -------
            Materials and Processing--15.7%
            116,315 Boise Cascade Corporation..............   3,822
            158,315 Ferro Corporation......................   4,308
            690,475 *GrafTech International Ltd............   9,321
            170,960 *Jones Lang LaSalle, Inc...............   3,544
            433,784 LSI Industries, Inc....................   5,856
             82,695 *NCI Building Systems, Inc.............   1,976
            133,855 Spartech Corporation...................   3,298
            227,575 Watsco, Inc............................   5,173
                                                            -------
                                                             37,298
                                                            -------
            Technology--8.0%
            184,222 *Avnet, Inc............................   3,990
            391,000 *Borland Software Corporation..........   3,804
            188,035 *Checkpoint Systems, Inc...............   3,556
            190,115 *Overland Storage, Inc.................   3,574
            132,500 *SPSS, Inc.............................   2,369
            202,970 *Tier Technologies, Inc., Class "B"....   1,658
                                                            -------
                                                             18,951
                                                            -------

* Non-income producing
ADR= American Depository Receipt
++ =Restricted security. The Fund purchased 120,551 restricted shares on September 17, 2003 at a cost of $2,148 (in thousands). The value of the restricted portion of the the Fund's holding was $3,122 or 1.31% of net assets at December 31, 2003.

           ------------------------------------------------ --------
           Shares or Principal Amount                           Value
           ------------------------------------------------ --------

           Common Stocks--(continued)
           Health Care--6.9%
             119,960 *Albany Molecular Research............    1,802
              98,985 Alpharma, Inc., Class "A".............    1,990
             152,230 *First Health Group Corporation....... $  2,964
             489,260 *Encore Medical Corporation...........    3,987
             302,425 *SOLA International, Inc..............    5,686
                                                            --------
                                                              16,429
                                                            --------
           Consumer Staples--6.0%
              69,530 *Dean Foods Company...................    2,285
             468,235 *Del Monte Foods Company..............    4,870
             300,865 Interstate Bakeries Corporation.......    4,281
              72,030 *Robert Mondavi Corporation, Class "A"    2,798
                                                            --------
                                                              14,234
                                                            --------
           Other Energy--5.9%
             159,856 Consol Energy, Inc.++.................    4,140
             139,735 *Forest Oil Corporation...............    3,992
             529,855 *Newpark Resources, Inc...............    2,538
             307,420 *Veritas DGC, Inc.....................    3,222
                                                            --------
                                                              13,892
                                                            --------
           Autos and Transportation--4.2%
              41,320 BorgWarner, Inc.......................    3,515
              63,390 *Landstar System, Inc.................    2,411
             125,685 *SCS Transportation, Inc..............    2,210
              53,190 *Yellow Roadway Corporation...........    1,924
                                                            --------
                                                              10,060
                                                            --------
           Producer Durables--4.0%
             286,135 *Artesyn Technologies, Inc............    2,438
              58,495 Belden, Inc...........................    1,234
              88,680 Pentair, Inc..........................    4,053
              92,375 Robbins & Myers, Inc..................    1,754
                                                            --------
                                                               9,479
                                                            --------
           Utilities--2.8%
             184,960 Atmos Energy Corporation..............    4,495
              93,645 *IDT Corporation......................    2,074
                                                            --------
                                                               6,569
                                                            --------
           Total Common Stock--96.9%
             (cost $168,263)...............................  229,733
                                                            --------
           Convertible Bonds
               2,157 Midwest Express Holdings, 6.750%, due
                      10/1/08..............................    1,816
                                                            --------
           Total Convertible Bonds--0.8%
             (Cost $2,157).................................    1,816
                                                            --------
           Short-Term Investments
           6,495,934 William Blair Ready Reserves Fund.....    6,496
                                                            --------
           Total Short-Term Investments--2.7%
             (cost $6,496).................................    6,496
                                                            --------
           Total Investments--100.4%
             (cost $176,916)...............................  238,045
           Liabilities, plus cash and other assets--(0.4)%.     (934)
                                                            --------
           Net assets--100.0%.............................. $237,111
                                                            ========

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  33

[PHOTO]

KAPLAN

James S. Kaplan

[PHOTO]

Chris Vincent

Christopher T. Vincent

--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------

The Income Fund invests in high-grade intermediate-term debt securities.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Income Fund posted a 3.56% gain on a total return basis (Class A Shares) for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the Lehman Intermediate Government/Credit Bond Index, increased 4.31%, while the Fund's peer group, the Morningstar Short-Term Bond Category, rose 2.39%.

What were the most significant factors impacting Fund performance?

The most significant factor having a pronounced positive impact on the Fund was the strong performance of the Corporate bond market, which capped a 12-month rally in bond prices and undoubtedly the best performance in the history of the market. Corporate bonds were the top-performing asset class within the high-grade fixed income market. Within the Corporate bond sector the rally was led by lower quality issues, whose interest rate spreads over U.S. Treasury securities had widened the most the previous year, reflecting the premium investors were demanding for this type of debt following a number of corporate governance scandals and concerns regarding the economy.

The Fund's Asset-backed and Mortgage-backed issues performed well in the first half of the year, but not to the degree that Corporate bonds did. In a market where investors were desperate for higher yields, they were unable to obtain them through the Mortgage-backed sector, largely because of the increase in prepayments. Corporate bonds, on the other hand, were the beneficiaries of this market environment, offering higher absolute yields, and securities that are non-callable.

The government bond market experienced one of its worst sell-offs in its history during the month of July, only to be followed by a period of relative stability for bond prices in August and then a rally in September.

July was clearly a case where the "tail wagged the dog," with the mortgage market leading the decline in prices. When the economy began to show signs of strength, interest rates moved higher. The mortgage market, in turn, went through a major downward correction, where price declines were overdone in relation to the actual increase in rates. After such a "back-up" in prices during July, August's period of consolidation was to be expected.

A more rational market returned in September, as fixed income investors assessed the evidence of slow, steady and non-inflationary growth, and as investors realized the Federal Reserve would not move to increase rates at any time in the near future.

Finally, the fourth quarter marked a relative return to normalcy in the fixed income markets, as excess returns for non-Treasury securities were much more balanced across asset classes. Interest rates rose modestly during the period.

Which investment strategies enhanced the Fund's return?
Were there any investment strategies that produced the best results?

Our sector commitments were consistent throughout 2003, with the Fund benefiting from its overweight position in corporate bonds as well as mortgage-backed and asset-backed issues, and underweight position in Treasury securities.

34  Annual Report                                             December 31, 2003

Late in November there was a decision by a major rating agency regarding Ford Motor Credit that had a positive impact on the Fund's portfolio. Ford Motor Credit is the largest corporate bond issuer, and the company's debt had been plagued by uncertainty regarding its quality rating. Although the company's debt was downgraded, the agency said the company's rating outlook was stable. The market viewed this news as favorable to not only Ford but also the entire Auto sector, and it was the best-performing sector in December. The Fund, in turn, benefited from its holdings of Ford Motor Credit as well as GMAC and Daimler Chrysler.

The Fund also benefited during the fourth quarter from a noticeable slowdown in prepayments of our holdings of mortgage-backed and asset-backed issues.

What were among the weakest performing sectors for the Fund?

Treasury securities--which constitute a relatively small portion of the Fund's portfolio--were the weakest performing sector. From the middle of June through the end of July, the yield on the Treasury's benchmark 10-year note rose 1.30 percentage points--to 4.41%--from what had been a 45-year low of 3.11%. As Treasury rates moved higher, Treasury bond prices literally tanked.

What is your outlook for the Fund? How is the Fund positioned based on this outlook?

After 12 months of a bull market for corporate bonds, we would not be surprised to see the prices of these issues to pause at current levels. The market has gone from a period where corporate bonds were too cheap--reflecting a lack of demand in the aftermath of a number of corporate scandals--to a period of fair value and renewed investor confidence.

As the new year begins, there are several counterbalancing forces at work. The first is the continued strength in the economy, which shows signs of having carried forward the momentum of the third quarter's robust growth into the fourth quarter. We expect further good news on the economy in early 2004.

At the same time, Federal Reserve Board members continue to express satisfaction that the economy has achieved this growth in an environment of low inflation due to productivity gains. Clearly the bias on the part of the Fed appears to leave well enough alone with regard to interest rates until there are definitive signs that inflation is staring the Fed squarely in the eye. Lastly, ongoing geopolitical uncertainty has the potential to provide incremental demand for Treasuries as a safe-haven investment.

Short-term interest rates continue to be low, and intermediate-term rates, while somewhat higher, are low by historical standards. The shape of this yield curve continues to be positive--that is, it slopes upward. Investors who become "defensive" and move to shorter-term securities with the idea that a rate hike on the part of the Fed could occur in the near-term, run the risk of sacrificing yield. Consequently, it does not pay in this environment to be overly cautious.

Looking out over the next year, we intend to maintain our commitment to our current strategy within the Corporate, Asset-backed and Mortgage-backed markets, deploying new money as it becomes available within each sector. We continue to favor the Corporate bond market. We expect a robust new issuance market in the Corporate bond market during the first quarter and hope to take advantage of opportunities that may present themselves to us. We expect Corporate bond prices to be supported by the favorable news on the economy. We will, as always, be vigilant for signs of any change in Fed policy that could impact the outlook for interest rates.

December 31, 2003                                       William Blair Funds  35

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------

                            Annual Total Return
                            ----------------------------------------------------

                                     2003  2002  2001   2000 1999(a)(b)
                                    ----  ----  ----  -----  ----------
        Income Fund Class A........ 3.56% 7.86% 7.26% 10.20%       0.63%
        Lehman Intermediate
         Government/Corp Bond Index 4.31  9.84  8.96  10.12        0.39

                            ----------------------------------------------------
                            Average Annual Total Return
                            ----------------------------------------------------

                                                       Since
                                   1 Year  3 Year  Inception
                                   ------  ------  ---------
               Income Fund Class A   3.56%   6.20%      7.38%(c)
               Income Fund Class B   2.82    5.43       5.90(d)
               Income Fund Class C   2.85    5.43       6.07(e)

             ------------------------------------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than a full year.
                            (b)For the period from October 25, 1999
                               (Commencement of the Class) to December 31, 1999.
                            (c)For the period from October 25, 1999 to December
                               31, 2003.
                            (d)For the period from November 2, 1999
                               (Commencement of the Class) to December 31, 2003.
                            (e)For the period from November 3, 1999
                               (Commencement of the Class) to December 31, 2003.


                            Illustration of an assumed investment of $10,000 with reinvestment of capital gain distributions and income dividends

                                    [CHART]

              Income Fund     Lehman Intermediate
                Class A         Gov/Credit Index
10/99            $9,800             $10,000
12/99             9,900              10,100
06/00            10,200              10,400
12/00            10,900              11,100
06/01            11,200              11,500
12/01            11,600              12,100
06/02            12,000              12,500
12/02            12,600              13,300
06/03            12,900              13,800
12/03            13,000              13,800


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. Class A, B and C shares are not available for sale.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all investments in the Fund performed as well, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

36  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all amounts in thousands)
(unaudited)

       Principal
       Amount                                                      Value
       --------------------------------------------------------- -------

       U.S. Government and U.S. Government Agency
        Guaranteed Obligations--42.6%
       U.S. Treasury--4.8%
       $ 3,000 U.S. Treasury Note, 6.000%, due 8/15/09.......... $ 3,398
         8,000 U.S. Treasury Note, 6.500%, due 2/15/10..........   9,296
       -------                                                   -------
        11,000 Total U.S. Treasury Obligations..................  12,694
       -------                                                   -------

       Small Business Administration--0.1%
            -- Receipt for Multiple Originator Fees, #3, 0.814%,
                due 11/01/08 (Interest Only) WAC................      64
           149 Loan #100023, 9.375%, due 11/25/14...............     162
       -------                                                   -------
           149 Total Small Business Administration Obligations..     226
       -------                                                   -------

       U.S. Government Agency Guaranteed
        Obligations--37.7%

       Federal Home Loan Mortgage Corp. (FHLMC)--21.3%
         1,455 #G10067, 7.000%, due 1/1/08......................   1,538
           494 #G10147, 8.500%, due 2/1/08......................     515
         2,031 #1612, Tranche SE, 8.100%, due 11/15/08, VRN.....   2,119
         1,776 #E80050, 6.000%, due 10/1/09.....................   1,868
         1,296 #G90028, 7.000%, due 5/15/09.....................   1,383
         1,545 #G90019, 7.500%, due 12/17/09....................   1,651
         5,500 7.000%, due 3/15/10..............................   6,418
         1,228 #E65418, 7.000%, due 8/1/10......................   1,298
         1,300 #G10457, 7.000%, due 2/1/11......................   1,387
         1,148 #E00436, 7.000%, due 6/1/11......................   1,224
         3,038 #E90630, 6.000%, due 7/1/12......................   3,191
           768 #G10708, 6.500%, due 8/1/12......................     814
         2,089 #E91999, 5.000%, due 10/1/12.....................   2,141
           480 #G11218, 7.000%, due 10/1/12.....................     512
         2,959 #E96147, 5.000%, due 5/1/13......................   3,028
         2,043 # E95846, 4.500%, due 5/1/13.....................   2,052
         2,859 #G10839, 5.500%, due 10/1/13.....................   2,976
         2,660 #E72924, 7.000%, due 10/1/13.....................   2,838
         3,243 #E00639, 5.000%, due 3/1/14......................   3,334
           975 #E81908, 8.500%, due 12/1/15.....................   1,066
         2,376 #G90022, 8.000%, due 9/17/16.....................   2,552
         3,289 #G11486, 7.500%, due 4/1/17......................   3,513
         3,161 #E90398, 7.000%, due 5/1/17......................   3,376
         3,168 #G90027, 6.000%, due 11/17/17....................   3,326
           661 #C67537, 9.500%, due 8/1/21......................     739
         1,643 #G21, Tranche J, 6.250%, due 8/25/22.............   1,672
       -------                                                   -------
        53,185 Total FHLMC Mortgage Obligations.................  56,531
       -------                                                   -------

                                                         NRSRO
         Principal                                      Rating
         Amount                                    (unaudited)    Value
         ----------------------------------------- ----------- --------

         Federal National Mortgage Association (FNMA)--16.4%
         $   1,733 #545560, 8.000%, due 5/1/07................ $  1,842
             1,490 # 93-196, Tranche SA, 19.092%, due
                    10/25/08..................................    1,717
               580 #1993-221, Tranche SG, 12.787%, due
                    12/25/08, VRN.............................      642
             2,172 # 731691, 7.000%, due 9/1/09...............    2,323
             1,437 # 695512, 8.000%, due 9/1/10...............    1,539
             4,219 # 255056, 5.000%, due 11/1/10..............    4,331
             6,425 6.250%, due 2/1/11.........................    7,103
             1,452 #313816, 6.000%, due 4/1/11................    1,527
               624 #577393, 10.000%, due 6/1/11...............      693
             1,735 #577395, 10.000%, due 8/1/11...............    1,934
             3,622 # 254705, 5.500%, due 3/1/13...............    3,859
             1,474 #254788, 6.500%, due 4/1/13................    1,582
               849 #593561, 9.500%, due 8/1/14................      950
             3,234 #567027, 7.000%, due 9/1/14................    3,458
             1,763 #598453, 7.000%, due 6/1/15................    1,885
             1,721 # 555747, 8.000%, due 5/1/16...............    1,846
             1,972 # 682075, 5.500%, due 11/1/17..............    2,045
             1,029 #1996-14, Tranche B, 3.801%, due
                    4/25/23...................................    1,033
                11 #1993-19, Tranche SH, 11.233%, due
                    4/25/23, VRN..............................       14
             1,877 #254797, 5.000%, due 6/1/23................    1,884
             1,172 #733897, 6.500%, due 12/1/32...............    1,238
         ---------                                             --------
            40,591 Total FNMA Mortgage Obligations............   43,445
         ---------                                             --------
           104,925 Total U.S. Government and U.S. Government
         ---------
                     Agency Guaranteed Obligations............  112,896
                                                               --------

         Collateralized Mortgage Obligations--25.0%
             2,500 Security National Mortgage Loan
                    Trust, 2002-2A, Tranche M2,
                    6.460%, due 8/25/08...........      A+        2,532
             4,125 Condor Auto, 7.000%, due
                    12/15/09......................      A3        4,146
             2,089 Countrywide Alternative Loan
                    Trust, 2003-11T1, Tranche M,
                    4.750% due 7/25/18............      AA        2,054
             2,262 Cityscape Home Equity Loan
                    Trust, 1997-4, Tranche M2,
                    7.710%, due 10/25/18..........       A        2,290
             1,900 ABFS, 2002-2, Tranche A6,
                    5.850%, due 3/15/19...........       A        1,986
             2,960 Security National Mortgage Loan
                    Trust, 2001-2A, Tranche B,
                    8.100%, due 10/25/20..........     BBB        3,016
             3,172 Countrywide, 2001-HLV1,
                    Tranche B1, 9.385%, due
                    5/10/22.......................     BBB        3,335
               748 First Plus, 1998-3, Tranche A7,
                    6.950%, due 10/10/22..........     Aaa          760
             1,584 First Plus, 1997-4, Tranche M2,
                    7.330%, due 9/11/23...........       A        1,590
             1,267 First Plus, 1997-4, Tranche A8,
                    7.310%, due 9/11/23...........     AAA        1,272
               968 First Plus, 1998-2, Tranche M2,
                    7.510%, due 5/10/24...........      A2          983
               274 First Plus, 1998-3, Tranche M2,
                    7.420%, due 5/10/24...........      A2          282
             2,178 Security National Mortgage Loan
                    Trust, 2000-2, Tranche B,
                    9.510%, due 9/25/24...........      A2        2,297

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  37

--------------------------------------------------------------------------------
Income Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all amounts in thousands)
(unaudited)

                                                             NRSRO
     Principal                                              Rating
     Amount                                            (unaudited)   Value
     ------------------------------------------------- ----------- -------

     Collateralized Mortgage Obligations--(continued)
     $    630 Security National Mortgage Loan
               Trust, 2001-2A, Tranche M,
               8.100%, due 11/25/24...................       A     $   654
        2,378 Security National Mortgage Loan
               Trust, 2000-1, Tranche B, 9.250%,
               due 2/25/25............................      A2       2,444
        1,863 CIT Group Home Equity Loan Trust,
                98-1 M2, 6.720%, due 9/15/27..........      A-       1,927
        3,900 GMAC Mortgage Corporation Loan
               Trust, 2000-CL1, Tranche M, 8.720%,
               due 6/25/26............................       A       4,064
        1,915 Structured Asset Securities Corporation,
               1997-4, Tranche B2, 6.986%, due
               12/25/27...............................     AA+       1,912
        4,425 Green Tree Home Improvement Loan
               Trust, 1998-E, Tranche HEM2,
               7.270%, due 6/15/28....................      A2       4,530
          970 Security National Mortgage Loan Trust,
               2001-1, Tranche B, 8.070%, due
               11/25/28...............................       A       1,001
        3,063 Delta Funding Home Equity Loan Trust,
               2000-2, Tranche A6F, 7.970%, due
               8/15/30................................     AAA       3,175
        4,500 Green Tree Financial Corporation,
                1999-5, Tranche A4, 7.330%, due
               4/1/31.................................      AA       4,685
        2,000 Countrywide, 2000-2, Tranche MF2,
               9.000%, due 6/25/31....................       A       2,083
        1,350 Countrywide, 2001-1, Tranche MF2,
               7.511%, due 7/25/31....................      AA       1,394
        4,635 Origin, 2001-A, Tranch A5, 7.080%, due
               3/15/32................................     AAA       4,879
        2,100 GRP Real Estate Asset Trust, 2003-1,
               Tranche A, 5.970%, due 11/25/32........       A       2,097
        5,886 Merit Securities Corp., Series 13,
     --------
               Tranche M2, 7.880%, due 12/28/33.......      A2       5,005
                                                                   -------
       65,642 Total Collateralized Mortgage
     --------  Obligations............................              66,393
                                                                   -------

     Corporate Obligations--30.2%
        2,000 Fleet Boston Financial Corporation,
               4.875%, due 12/1/06....................       A       2,122
        3,325 Block Financial Corporation, 8.500%,
               due 4/15/07............................    BBB+       3,840
        2,000 AT&T Wireless Services, Inc., 7.500%,
               due 5/1/07.............................     BBB       2,242
        2,000 Mellon Bank NA, 7.375%, due
               5/15/07................................       A       2,306
        1,336 Ford Motor Credit, 7.200%, due
               6/15/07................................     BBB       1,451
        2,775 Applied Materials, Inc., 6.750%, due
               10/15/07...............................      A-       3,105
        2,425 CIT Group Inc., 5.500%, due
               11/30/07...............................       A       2,596
        1,000 Amgen Inc., 6.500%, due 12/01/07........       A       1,124
        2,550 DaimlerChrysler, NA Holdings, 4.750%,
               due 1/15/08............................      A3       2,609
        2,200 Lehman Brothers Holdings, 4.000%, due
               1/22/08................................       A       2,244

----------
WAC = Weighted Average Coupon
VRN = Variable Rate Note
NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch

                                                          NRSRO
       Principal                                         Rating
       Amount                                       (unaudited)    Value
       -------------------------------------------- ----------- --------

       Corporate Obligations--(continued)
       $  1,650 Target Corporation, 3.375%, due
                 3/1/08............................      A+     $  1,649
          2,350 Wells Fargo Company, 3.500%, due
                 4/4/08............................      A+        2,358
          2,225 Cardinal Health, Inc., 6.250%, due
                 7/15/08...........................       A        2,460
          3,475 ConocoPhillips, Inc., 8.750%, due
                 5/25/10...........................      A-        4,341
          2,300 Household Finance Corporation,
                 8.000%, due 7/15/10...............       A        2,754
          2,399 Boeing Capital Corporation,
                 7.375%, due 9/27/10...............       A        2,757
          2,500 Citigroup, Inc., 7.250%, due
                 10/1/10...........................      A+        2,914
          2,125 Comcast Cable Communications
                 Corp., 6.750%, due 1/30/11........     BBB        2,365
          2,600 Sprint Capital Corp., 7.625%, due
                 1/30/11...........................     BBB        2,914
          1,900 AOL Time Warner, 6.750%, due
                 4/15/11...........................     BBB        2,122
          3,200 Morgan Stanley, 6.750%, due
                 4/15/11...........................      A+        3,620
          4,000 General Motors Acceptance
                 Corporation, 6.875%, due
                 9/15/11...........................     BBB        4,309
          1,500 Ford Motor Credit Co., 7.250%,
                 due 10/25/11......................     BBB        1,627
          2,850 National Rural Utility Cooperative,
                 7.250%, due 3/1/12................       A        3,321
          2,425 GE Capital Corporation, 6.000%,
                 due 6/15/12.......................     AAA        2,630
          1,000 SLM Corporation, 5.125%, due
                 8/27/12...........................       A        1,015
          2,550 Verizon Global Funding
                 Corporation, 7.375%, due
                 9/1/12............................      A+        2,955
          2,300 Cox Communications Inc.,
                 7.125%, due 10/1/12...............     BBB        2,653
          3,200 IBM Corporation, 4.750%, due
                 11/29/12..........................      A+        3,207
          2,400 Kroger Company, 5.500%, due
                 2/1/13............................     BBB         2441
          1,900 Ohio Power Company, 5.500%,
                 due 2/15/13.......................       A        1,962
       --------                                                 --------
         72,460 Total Corporate Obligations........               80,013
       --------                                                 --------
        243,027 Total Long Term Investments--97.8%
       --------
                (Cost $254,419)................................  259,302
                                                                --------

       Short-Term Investments--0.9%
          2,217 American Express Corporation,
       --------
                  VRN 0.970%, due 1/2/04...........      A+        2,217
                                                                --------
          2,217 Total Short-Term Investments
       --------  (Cost $2,217).....................                2,217
                                                                --------
       $245,244 Total Investments--98.7%
       ========  (Cost $256,636)...................              261,519
                                                                --------
                Cash and other assets, less
                 liabilities--1.3%.................                3,543
                                                                --------
                Net Assets--100.0%.................             $265,062
                                                                ========

                See accompanying Notes to Financial Statements.

38  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2003 (all amounts in thousands)

                                                                           Tax-    Large    Small   Small
                                                                        Managed      Cap      Cap Mid-Cap
                                                                Growth   Growth   Growth   Growth  Growth
                                                                  Fund     Fund     Fund     Fund    Fund
-                                                            --------  -------  -------  -------- -------
Assets
Investments in securities, at cost.......................... $218,506  $ 5,426  $ 4,337  $402,360 $3,470
Investments in Affiliated Fund, at cost.....................    5,816      125      235    42,472     80
                                                             --------  -------  -------  -------- ------
Investments in securities, at value......................... $280,104  $ 6,874  $ 5,297  $479,837 $3,449
Investments in Affiliated Fund, at value....................    5,816      125      235    42,472     80
Cash........................................................       11       --       --        76      1
Foreign currency, at value..................................       --       --       --        --     --
Receivable for fund shares sold.............................      213       --       --    18,124  3,614
Receivable for investment securities sold...................    1,918       --       --       159     --
Receivable from Advisor.....................................       --        1        6        --     --
Dividends and interest receivable...........................      125        4        2       158     --
                                                             --------  -------  -------  -------- ------
       Total assets.........................................  288,187    7,004    5,540   540,826  7,144
Liabilities
Payable for investment securities purchased.................       --       --        8    20,812  3,471
Payable for fund shares redeemed............................    6,231      114       --       485     --
Management fee payable......................................      196        5        4       397     --
Distribution and shareholder services fee payable...........        9       --       --        42     --
Payable to Advisor..........................................       --       --       --       186     --
Other accrued expenses......................................       97       14        9        80     --
                                                             --------  -------  -------  -------- ------
       Total liabilities....................................    6,533      133       21    22,002  3,471
                                                             --------  -------  -------  -------- ------
        Net Assets.......................................... $281,654  $ 6,871  $ 5,519  $518,824 $3,673
                                                             ========  =======  =======  ======== ======
Capital
Composition of Net Assets:
  Par value of shares of beneficial interest................ $     28  $     1  $     1  $     24 $    1
  Capital paid in excess of par value.......................  251,769    7,768   10,203   439,181  3,693
  Undistributed net investment income (loss)................       --       --       --        --     --
  Accumulated realized gain (loss)..........................  (31,741)  (2,346)  (5,645)    2,142     --
  Net unrealized appreciation (depreciation) of investments.   61,598    1,448      960    77,477    (21)
                                                             --------  -------  -------  -------- ------
        Net Assets.......................................... $281,654  $ 6,871  $ 5,519  $518,824 $3,673
                                                             ========  =======  =======  ======== ======

Class A Shares
  Net Assets................................................ $      2  $     2  $     1  $      4 $    2
  Shares Outstanding........................................      200      200      200       200    200
  Net Asset Value Per Share................................. $   9.97  $  8.40  $  5.92  $  21.82 $ 9.94
Class B Shares
  Net Assets................................................ $      2  $     2  $     1  $      4 $    2
  Shares Outstanding........................................      200      200      200       200    200
  Net Asset Value Per Share................................. $   9.61  $  8.14  $  5.73  $  21.13 $ 9.94
Class C Shares
  Net Assets................................................ $      2  $     2  $     1  $      4 $    2
  Shares Outstanding........................................      200      200      200       200    200
  Net Asset Value Per Share................................. $   9.60  $  8.14  $  5.72  $  21.14 $ 9.94

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  39

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2003 (all dollar amounts in thousands)

                                                                                                 Tax-   Large    Small   Small
                                                                                              Managed     Cap      Cap Mid-Cap
                                                                                       Growth  Growth  Growth   Growth  Growth
                                                                                         Fund    Fund    Fund     Fund    Fund
-                                                                                    -------  ------- ------  -------  -------
Investment income
  Dividends......................................................................... $ 1,372  $   35  $   33  $   616   $ --
  Less foreign tax withheld.........................................................      (5)     --      --       --     --
  Interest..........................................................................      --      --      --       61     --
                                                                                     -------  ------  ------  -------   ----
    Total income....................................................................   1,367      35      33      677     --
Expenses
  Investment advisory fees..........................................................   1,945      46      39    2,060     --
  Distribution fees.................................................................      95      --      --      257     --
  Shareholder services fees.........................................................      --      --      --       --     --
  Custodian fees....................................................................      69      13      14       84     --
  Transfer agent fees...............................................................     243       8       9      155     --
  Professional fees.................................................................      50      15      16       37     --
  Registration fees.................................................................      32      30      29       61     --
  Other expenses....................................................................     147       9      --       63     --
                                                                                     -------  ------  ------  -------   ----
    Total expenses before waiver....................................................   2,581     121     107    2,717     --
    Plus expenses recovered by the Advisor..........................................      --      --      --      186     --
    Less expenses waived and absorbed by the Advisor................................      --     (46)    (48)     (89)    --
                                                                                     -------  ------  ------  -------   ----
    Net expenses....................................................................   2,581      75      59    2,814     --
                                                                                     -------  ------  ------  -------   ----
    Net investment income (loss)....................................................  (1,214)    (40)    (26)  (2,137)    --
Net realized and unrealized gain (loss) on investments,
 and other assets and liabilities
    Net realized gain (loss) on investments.........................................     758    (483)   (553)  20,759     --
                                                                                     -------  ------  ------  -------   ----
Change in net unrealized appreciation (depreciation) on investments and other assets
 and liabilities....................................................................  58,056   1,777   1,644   75,261    (21)
                                                                                     -------  ------  ------  -------   ----
Net increase (decrease) in net assets resulting from operations..................... $57,600  $1,254  $1,065  $93,883   $(21)
                                                                                     =======  ======  ======  =======   ====

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003

                See accompanying Notes to Financial Statements.

40  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2003 and 2002 (all amounts in thousands)

                                                                                                                    Tax-
                                                                                                                 Managed
                                                                                                 Growth           Growth
                                                                                                   Fund             Fund
-                                                                                  --------  ---------  ------  -------  -------
                                                                                        2003       2002    2003     2002     2003
-                                                                                  --------  ---------  ------  -------  -------
Operations
  Net investment income (loss).................................................... $ (1,214) $  (1,634) $  (40) $   (30) $   (26)
  Net realized gain (loss) on investments, and other assets and liabilities.......      758    (22,469)   (483)    (906)    (553)
  Change in net unrealized appreciation (depreciation) on investments, and other
   assets and liabilities.........................................................   58,056    (71,443)  1,777     (842)   1,644
                                                                                   --------  ---------  ------  -------  -------
Net increase (decrease) in net assets resulting from operations...................   57,600    (95,546)  1,254   (1,778)   1,065
Distributions to shareholders from
  Net investment income...........................................................       --         --      --       --       --
  Net realized gain...............................................................       --         --      --       --       --
                                                                                   --------  ---------  ------  -------  -------
                                                                                         --         --      --       --       --
Capital stock transactions
  Net proceeds from sale of shares................................................   29,113     27,832   1,159      604    1,147
  Shares issued in reinvestment of income dividends and capital gain
   distributions..................................................................       --         --      --       --       --
  Less cost of shares redeemed....................................................  (60,684)   (62,757)   (845)    (734)  (2,162)
                                                                                   --------  ---------  ------  -------  -------
  Net increase (decrease) in net assets resulting from capital share transactions.  (31,571)   (34,925)    314     (130)  (1,015)
                                                                                   --------  ---------  ------  -------  -------
  Increase (decrease) in net assets...............................................   26,029   (130,471)  1,568   (1,908)      50
Net assets
  Beginning of period.............................................................  255,625    386,096   5,303    7,211    5,469
                                                                                   --------  ---------  ------  -------  -------
  End of period................................................................... $281,654  $ 255,625  $6,871  $ 5,303  $ 5,519
                                                                                   ========  =========  ======  =======  =======
Undistributed net investment income (loss) at the end of the year................. $     --  $      --  $   --  $    --  $    --
                                                                                   ========  =========  ======  =======  =======

                                                                                      Large               Small    Small
                                                                                        Cap                 Cap  Mid-Cap
                                                                                     Growth              Growth   Growth
                                                                                       Fund                Fund     Fund
-                                                                                  -------  --------  --------  --------
                                                                                       2002      2003      2002 2003 (a)
-                                                                                  -------  --------  --------  --------
Operations
  Net investment income (loss).................................................... $   (24) $ (2,137) $   (795)  $   --
  Net realized gain (loss) on investments, and other assets and liabilities.......  (1,403)   20,759    (6,617)      --
  Change in net unrealized appreciation (depreciation) on investments, and other
   assets and liabilities.........................................................    (357)   75,261    (6,949)     (21)
                                                                                   -------  --------  --------   ------
Net increase (decrease) in net assets resulting from operations...................  (1,784)   93,883   (14,361)     (21)
Distributions to shareholders from
  Net investment income...........................................................      --        --        --       --
  Net realized gain...............................................................      --    (7,443)       --       --
                                                                                   -------  --------  --------   ------
                                                                                        --    (7,443)       --       --
Capital stock transactions
  Net proceeds from sale of shares................................................   3,515   400,134    58,966    3,694
  Shares issued in reinvestment of income dividends and capital gain
   distributions..................................................................      --     7,200        --       --
  Less cost of shares redeemed....................................................  (2,253)  (53,530)  (20,682)      --
                                                                                   -------  --------  --------   ------
  Net increase (decrease) in net assets resulting from capital share transactions.   1,262   353,804    38,284    3,694
                                                                                   -------  --------  --------   ------
  Increase (decrease) in net assets...............................................    (522)  440,243    23,923    3,673
Net assets
  Beginning of period.............................................................   5,991    78,581    54,658       --
                                                                                   -------  --------  --------   ------
  End of period................................................................... $ 5,469  $518,824  $ 78,581   $3,673
                                                                                   =======  ========  ========   ======
Undistributed net investment income (loss) at the end of the year................. $    --  $     --  $     --   $   --
                                                                                   =======  ========  ========   ======

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003


                See accompanying Notes to Financial Statements.


December 31, 2003                                       William Blair Funds  41

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2003 (all dollar amounts in thousands)


                                                                                    International     Value
                                                                                           Growth Discovery    Income
                                                                                             Fund      Fund      Fund
-                                                                                   ------------- --------- --------
Assets
Investments in securities, at cost.................................................  $1,342,550   $170,420  $256,636
Investments in Affiliated Fund, at cost............................................      99,070      6,496        --
                                                                                     ----------   --------  --------
Investments in securities, at value................................................  $1,781,001   $231,549  $261,519
Investments in Affiliated Fund, at value...........................................      99,070      6,496        --
Foreign currency, at value (cost $4,107)...........................................       4,105         --        --
Receivable for fund shares sold....................................................      17,316        146     1,396
Receivable for investment securities sold..........................................         115      1,202        --
Dividends and interest receivable..................................................       1,274        254     2,519
                                                                                     ----------   --------  --------
       Total assets................................................................   1,902,881    239,647   265,434
Liabilities
Payable for investment securities purchased........................................          64      1,913        --
Payable for fund shares redeemed...................................................         925        233       192
Management fee payable.............................................................       1,530        216       118
Distribution and shareholder services fee payable..................................         266         18         6
Dividend payable...................................................................          --         --        --
Other accrued expenses.............................................................         397        156        56
                                                                                     ----------   --------  --------
       Total liabilities...........................................................       3,182      2,536       372
                                                                                     ----------   --------  --------
        Net Assets.................................................................  $1,899,699   $237,111  $265,062
                                                                                     ==========   ========  ========
Capital
Composition of Net Assets:
  Par value of shares of beneficial interest.......................................  $      102   $     10  $     26
  Capital paid in excess of par value..............................................   1,591,642    171,527   270,523
  Undistributed net investment income (loss).......................................     (3,046)         --       128
  Accumulated realized gain (loss).................................................   (127,514)      4,445   (10,498)
  Net unrealized appreciation (depreciation) of investments and foreign currencies.     438,515     61,129     4,883
                                                                                     ----------   --------  --------
        Net Assets.................................................................  $1,899,699   $237,111  $265,062
                                                                                     ==========   ========  ========
Class A Shares
  Net Assets.......................................................................  $        4   $      4  $      2
  Shares Outstanding...............................................................         200        200       200
  Net Asset Value Per Share........................................................  $    18.63   $  21.62  $   6.23
Class B Shares
  Net Assets.......................................................................  $        3   $      5  $      2
  Shares Outstanding...............................................................         200        200       200
  Net Asset Value Per Share........................................................  $    17.83   $  22.20  $  10.28
Class C Shares
  Net Assets.......................................................................  $        3          5  $      2
  Shares Outstanding...............................................................         200        200       200
  Net Asset Value Per Share........................................................  $    17.83   $  22.20  $  10.43

                See accompanying Notes to Financial Statements.

42  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2003 (all dollar amounts in thousands)

                                                                                                       International     Value
                                                                                                              Growth Discovery
                                                                                                                Fund      Fund
-                                                                                                      ------------- ---------
Investment income
  Dividends...........................................................................................   $ 18,899     $ 2,292
  Less foreign tax withheld...........................................................................     (1,942)         --
  Interest............................................................................................         78          29
                                                                                                         --------     -------
    Total income......................................................................................     17,035       2,321
Expenses
  Investment advisory fees............................................................................     11,250       2,200
  Distribution fees...................................................................................      1,956          57
  Shareholder services fees...........................................................................         --          --
  Custodian fees......................................................................................      1,032          75
  Transfer agent fees.................................................................................        993         124
  Professional fees...................................................................................        110          41
  Registration fees...................................................................................        154          30
  Other expenses......................................................................................        503         125
                                                                                                         --------     -------
    Total expenses before waiver......................................................................     15,998       2,652
    Less expenses repaid to (waived and absorbed by) the Advisor......................................         --         (21)
                                                                                                         --------     -------
    Net expenses......................................................................................     15,998       2,631
                                                                                                         --------     -------
    Net investment income (loss)......................................................................      1,037        (310)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments...........................................................     (9,555)      6,425
    Net realized gain (loss) on foreign currency transactions and other assets and liabilities........     (5,339)         --
                                                                                                         --------     -------
    Total net realized gain (loss)....................................................................    (14,894)      6,425
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities..    459,102      60,586
                                                                                                         --------     -------
Net increase (decrease) in net assets resulting from operations.......................................   $445,245     $66,701
                                                                                                         ========     =======

                                                                                                         Income
                                                                                                           Fund
-                                                                                                      -------
Investment income
  Dividends........................................................................................... $    --
  Less foreign tax withheld...........................................................................      --
  Interest............................................................................................  11,700
                                                                                                       -------
    Total income......................................................................................  11,700
Expenses
  Investment advisory fees............................................................................   1,179
  Distribution fees...................................................................................      55
  Shareholder services fees...........................................................................      --
  Custodian fees......................................................................................      72
  Transfer agent fees.................................................................................      85
  Professional fees...................................................................................      55
  Registration fees...................................................................................      43
  Other expenses......................................................................................      67
                                                                                                       -------
    Total expenses before waiver......................................................................   1,556
    Less expenses repaid to (waived and absorbed by) the Advisor......................................      --
                                                                                                       -------
    Net expenses......................................................................................   1,556
                                                                                                       -------
    Net investment income (loss)......................................................................  10,144
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
    Net realized gain (loss) on investments...........................................................     865
    Net realized gain (loss) on foreign currency transactions and other assets and liabilities........      --
                                                                                                       -------
    Total net realized gain (loss)....................................................................     865
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities..  (2,342)
                                                                                                       -------
Net increase (decrease) in net assets resulting from operations....................................... $ 8,667
                                                                                                       =======

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  43

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Years Ended December 31, 2003 and 2002 (all amounts in thousands)

                                                                         International               Value
                                                                                Growth           Discovery              Income
                                                                                  Fund                Fund                Fund
-                                                               ---------------------  ------------------  ------------------
                                                                       2003       2002      2003      2002      2003      2002
-                                                               ----------  ---------  --------  --------  --------  --------
Operations
  Net investment income (loss)................................. $    1,037  $  (1,261) $   (310) $      5  $ 10,144  $  9,855
  Net realized gain (loss) on investments, foreign currency
   transactions and other assets and liabilities...............    (14,894)   (63,168)    6,425    (2,036)      865       699
  Change in net unrealized appreciation (depreciation) on
   investments, foreign currency transactions and other assets
   and liabilities.............................................    459,102    (42,144)   60,586   (27,263)   (2,342)    3,784
                                                                ----------  ---------  --------  --------  --------  --------
  Net increase (decrease) in net assets resulting from
   operations..................................................    445,245   (106,573)   66,701   (29,294)    8,667    14,338
Distributions to shareholders from
  Net investment income........................................     (2,775)        --        --        --   (13,802)   (9,411)
  Net realized gain............................................         --         --        --        --        --        --
                                                                ----------  ---------  --------  --------  --------  --------
                                                                    (2,775)        --        --        --   (13,802)   (9,411)
Capital stock transactions
  Net proceeds from sale of shares.............................  1,012,995    680,558    53,181   140,291   139,094    47,101
  Shares issued in reinvestment of income dividends and
   capital gain distributions..................................      2,457         --        --        --    10,207     6,897
  Less cost of shares redeemed.................................   (337,011)  (249,252)  (73,573)  (69,487)  (75,240)  (39,053)
                                                                ----------  ---------  --------  --------  --------  --------
  Net increase (decrease) in net assets resulting from capital
   stock transactions..........................................    678,441    431,306   (20,392)   70,804    74,061    14,945
                                                                ----------  ---------  --------  --------  --------  --------
  Increase (decrease) in net assets............................  1,120,911    324,733    46,309    41,510    68,926    19,872
Net assets
  Beginning of period..........................................    778,788    454,055   190,802   149,292   196,136   176,264
                                                                ----------  ---------  --------  --------  --------  --------
  End of period................................................ $1,899,699  $ 778,788  $237,111  $190,802  $265,062  $196,136
                                                                ==========  =========  ========  ========  ========  ========
Undistributed net investment income (loss) at the end of the
 year.......................................................... $   (3,046) $    (448) $     --  $     --  $    128  $  1,103
                                                                ==========  =========  ========  ========  ========  ========



                See accompanying Notes to Financial Statements.

44  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following ten portfolios (the "Portfolios"), each with its own investment objectives and policies.

            Equity Portfolios    International Portfolios
            -----------------    ------------------------
            Growth               International Growth
            Tax-Managed Growth   Institutional International Growth
            Large Cap Growth     Fixed Income Portfolio
                                 ----------------------
            Small Cap Growth     Income
            Small-Mid Cap Growth Money Market Portfolio
                                 ----------------------
            Value Discovery      Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund issues a separate report. The Ready Reserves Fund which only offers Class N shares issues a separate report.

(b) Share Classes

Five different classes of shares currently exist. These share classes were offered for sale from November 2, 1999 until May 25, 2001. Currently, William Blair and Company, L.L.C., is the only shareholder in Class A, Class B, and Class C. All of the remaining shareholders in these classes exchanged their shares to Class N shares of their respective portfolio as of May 25, 2001. The table below describes the Class A shares, Class B shares and Class C shares covered by this report:


Class                                                      Description
-----                                                      -----------
  A   Class A shares are sold to investors subject to an initial sales charge (maximum amount 5.75%).
  B   Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to
      Class A shares seven years after issuance (three years for the Income Portfolio).
  C   Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

From January 1, 2003 until November 24, 2003, the value of foreign securities was determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there had been no sale on the date of valuation, at the latest bid price. The Board of Trustees approved amendments to the Trust's valuation procedures in October 2003 relating to the manner in which the Funds' foreign securities are valued. This change was implemented November 24, 2003. To reflect this change, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price.

December 31, 2003                                       William Blair Funds  45

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of December 31, 2003, there were securities held in Small Cap Growth, Value Discovery and International Growth Portfolios requiring fair valuation by the Board of Trustees.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio were the rates in effect on December 31, 2003. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. The Portfolios utilize the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2003, the Income Portfolio recognized a reduction in interest income and a reduction in net realized loss of $2,691 (in thousands). For the year ended December 31, 2002, the Income Portfolio recognized a reduction in interest income and reduction in net realized loss of $948 (in thousands) related to losses on its mortgage and asset-backed securities' paydowns. This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, and Value Discovery Portfolios are declared at least annually. Dividends from the Income Portfolio are declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

46  Annual Report                                             December 31, 2003

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2003, the following reclassifications were recorded (in thousands):

                                                   Accumulated
                                                 Undistributed        Capital
                               Undistributed Net  Net Realized Paid In Excess
   Portfolio            Investment Income/(Loss)  Gain/ (Loss)   of Par Value
   ---------            ------------------------ -------------   ------------
   Growth..............          $1,214             $   (54)      $(1,160)
   Tax-Managed Growth..              40                  --           (40)
   Large Cap Growth....              26                  --           (26)
   Small Cap Growth....           2,137              (2,137)           --
   Small-Mid Cap Growth              --                  --            --
   International Growth            (860)                860            --
   Value Discovery.....             310                 170          (480)
   Income..............           2,683              (2,686)            3

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 was as follows (in thousands):

                            Distributions Paid In 2003 Distributions Paid In 2002
       -                    -------------------------- --------------------------
                            Ordinary       Long-Term   Ordinary       Long-Term
       Portfolio              Income   Capital Gains     Income   Capital Gains
       ---------              ------   -------------     ------   -------------
       Growth.............. $    --       $   --        $   --         $--
       Tax-Managed Growth..      --           --            --          --
       Large Cap Growth....      --           --            --          --
       Small Cap Growth....   1,139        6,304            --          --
       Small-Mid Cap Growth      --           --            --          --
       International Growth   2,775           --            --          --
       Value Discovery.....      --           --            --          --
       Income..............  13,802           --         9,411          --

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                           Net
                      Undistributed Undistributed Undistributed     Unrealized
                           Ordinary   Capital and     Long-Term Appreciation /
 Portfolio                   Income  Other Losses          Gain (Depreciation)
 ---------                   ------  ------------          ---- --------------
 Growth..............        $   --   $ 29,466           $   --    $ 59,304
 Tax-Managed Growth..            --      2,331               --       1,433
 Large Cap Growth....            --      5,592               --         907
 Small Cap Growth....         2,198         --              985      76,436
 Small-Mid Cap Growth            --         --               --         (21)
 International Growth         2,615    126,136               --     431,476
 Value Discovery.....            --         --            5,515      60,059
 Income..............           133     10,401               --       4,780

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference

December 31, 2003                                       William Blair Funds  47
between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2003.

(g) Foreign Currency Translation and Foreign Currency Forward Contracts

The International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2003, were as follows (in thousands):

                                                                         Net
                                           Gross        Gross     Unrealized
                            Cost of   Unrealized   Unrealized Appreciation /
   Portfolio            Investments Appreciation Depreciation (Depreciation)
   ---------            ----------- ------------ ------------ --------------
   Growth.............. $  226,617    $ 67,304     $ 8,000       $ 59,304
   Tax-Managed Growth..      5,566       1,536         103          1,433
   Large Cap Growth....      4,625       1,003          96            907
   Small Cap Growth....    445,874      83,406       6,970         76,436
   Small-Mid Cap Growth      3,550          12          33            (21)
   International Growth  1,448,659     443,567      12,091        431,476
   Value Discovery.....    177,986      64,453       4,394         60,059
   Income..............    256,739       7,139       2,359          4,780

At December 31, 2003, the following Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio              2004   2005   2006   2007   2008    2009    2010    2011    Total
---------            ------ ------ ------ ------ ------ ------- ------- ------- --------
Growth.............. $   -- $   -- $   -- $   -- $   -- $ 4,332 $23,082 $ 2,032 $ 29,446
Tax-Managed Growth..     --     --     --     --     94     732   1,037     468    2,331
Large Cap Growth....     --     --     --     --    493   2,714   1,582     769    5,558
Small Cap Growth....     --     --     --     --     --      --      --      --       --
Small-Mid Cap Growth     --     --     --     --     --      --      --      --       --
International Growth     --     --     --     --     --  31,564  59,888  34,482  125,934
Value Discovery.....     --     --     --     --     --      --      --      --       --
Income..............  2,156     --     --  1,249  3,292      --   1,692   1,582    9,971

The International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized

48  Annual Report                                             December 31, 2003
appreciation (depreciation) of $4,938 (in thousands) in 2003, all of which has been reclassified from unrealized gain (loss) on investments to undistributed net investment income.

For the period November 1, 2003 through December 31, 2003, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2004 for Federal income tax purposes (in thousands):

                          Portfolio            Amount
                          ---------            ------
                          Growth..............  $ --
                          Tax-Managed Growth..    --
                          Large Cap Growth....    34
                          Small Cap Growth....    --
                          Small-Mid Cap Growth    --
                          International Growth   202
                          Value Discovery.....    --
                          Income..............   430

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios                                     International Portfolio
-----------------                               -     -----------------------     -
Growth......................................... 0.75% International Growth
Tax-Managed Growth............................. 0.80%   First $250 million.......  1.10%
Large Cap Growth............................... 0.80%   In excess of $250 million  1.00%
Small Cap Growth............................... 1.10%
Small-Mid Cap Growth........................... 1.00%
Value Discovery................................ 1.15%

Fixed Income Portfolio
----------------------                                -
Income*
 First $250 million............................ 0.25%
 In excess of $250 million..................... 0.20%
----------
*Management fee also includes a charge of 5% of
  gross income.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2004, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

                                   Class N Shares             Class I Shares
                       -------------------------  -------------------------
                              Through   Effective        Through   Effective
                       April 30, 2003 May 1, 2003 April 30, 2003 May 1, 2003
                       -------------- ----------- -------------- -----------
    Tax-Managed Growth      1.36%        1.55%         1.11%        1.30%
    Large Cap Growth..      1.36%        1.45%         1.11%        1.20%
    Small Cap Growth..      1.55%        1.55%         1.30%        1.38%
    Value Discovery...      1.49%        1.49%         1.33%        1.33%

December 31, 2003                                       William Blair Funds  49

The voluntary waivers for Class N shares for each Portfolio exclude distribution fees, except for Small Cap Growth and Value Discovery which are waiving a portion of their distribution fees.

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, Small Cap Growth and Small-Mid Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The Small Cap Growth Portfolio reimbursed the Advisor $186,000 for the year ended December 31, 2003. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect, will not fall below the percentages indicated.

For the year ended December 31, 2003, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

                                                                 Expenses
                                                             Recovered or
                                   Gross    Fee          Net   (Absorbed)
       Portfolio            Advisory Fee Waiver Advisory Fee   by Advisor
       ---------            ------------ ------ ------------   ----------
       Growth..............   $ 1,945     $--     $ 1,945        $--
       Tax-Managed Growth..        46      46          --         --
       Large Cap Growth....        39      39          --         (9)
       Small Cap Growth....     2,060      11       2,049         --
       Small-Mid Cap Growth        --      --          --         --
       International Growth    11,250      --      11,250         --
       Value Discovery.....     2,200      --       2,200         --
       Income..............     1,179      --       1,179         --

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios' Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2003, were as follows (in thousands):

                                         Gross                 Net
                                  Distribution    Fee Distribution
             Portfolio                    Fees Waiver          Fee
             ---------            ------------ ------ ------------
             Growth..............    $   95     $--      $   95
             Tax-Managed Growth..        --      --          --
             Large Cap Growth....        --      --          --
             Small Cap Growth....       257      76         181
             Small-Mid Cap Growth        --      --          --
             International Growth     1,956      --       1,956
             Value Discovery.....        57      21          36
             Income..............        55      --          55

(c) Trustees Fees

The Portfolios incurred fees of $188 (in thousands) to non-affiliated trustees of the Fund for the period ended December 31, 2003. Affiliated trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market

50  Annual Report                                             December 31, 2003
portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended December 31, 2003 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio's statement of operations. Amounts relating to the Portfolios' investments in Ready Reserves were as follows for the year ended December 31, 2003 (in thousands):

                                                                    Percent
                                      Sales   Fees Dividend          of Net
    Portfolio            Purchases Proceeds Waived   Income   Value  Assets
    ---------            --------- -------- ------ -------- ------- -------
    Growth.............. $ 99,232  $ 98,099  $ 43    $ 46   $ 5,816   2.1%
    Tax-Managed Growth..    2,174     2,198     2       3       125   1.9
    Large Cap Growth....    2,201     2,115     1       1       235   4.2
    Small Cap Growth....  215,766   178,502    73      74    42,472   8.2
    Small-Mid Cap Growth       80        --    --      --        80   2.2
    International Growth  521,477   444,074   261     276    99,070   5.2
    Value Discovery.....   80,745    79,878    40      45     6,496   2.7

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2003 were as follows (in thousands):

                    Portfolio             Purchases    Sales
                    ---------             --------- --------
                    Growth.............. $  115,591 $145,529
                    Tax-Managed Growth..      2,667    2,057
                    Large Cap Growth....      1,578    2,690
                    Small Cap Growth....    503,518  193,159
                    Small-Mid Cap Growth      3,470       --
                    International Growth  1,159,185  611,688
                    Value Discovery.....     95,568  118,652
                    Income..............    157,613   85,995

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at December 31, 2003.

(5) Options

For the year ended December 31, 2003, the following is a summary of the Tax-Managed Growth Portfolio's written options activity (dollar amounts in thousands):

                                                 Number
                                                     of  Premium
               Portfolio                      Contracts Received
               ---------                      --------- --------
               Tax-Managed Growth
                Outstanding December 31, 2002     65      $ 6
                Options written..............     --       --
                Options closed...............     --       --
                Options expired..............    (65)      (6)
                                                 ---      ---
                Outstanding December 31, 2003     --      $--
                                                 ===      ===

December 31, 2003                                       William Blair Funds  51

(6) Fund Share Transactions

There were no Fund share transactions to report as the Funds' Class A, Class B, and Class C shares were no longer offered for sale after May 25, 2001. Class A shares, Class B shares and Class C shares, each have one open account held by William Blair & Company, L.L.C. There have been no purchases, reinvestments of dividends or redemptions in these accounts since they initially opened with 200 shares each on May 25, 2001.


52  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                             Class A
-                                                         -----------------------------------------
                                                                            Years Ended December 31,
-                                                         -----------------------------------------
                                                             2003     2002     2001    2000 1999(a)
-                                                            ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $ 8.05  $ 10.87  $ 12.72  $20.09   $17.48
Income (loss) from investment operations:
  Net investment income (loss)...........................  (0.06)   (0.07)   (0.05)  (0.06)      --
  Net realized and unrealized gain (loss) on investments.   1.98    (2.75)   (1.66)  (1.52)    4.05
                                                          ------  -------  -------  ------   ------
Total from investment operations.........................   1.92    (2.82)   (1.71)  (1.58)    4.05
Less distributions from:
  Net investment income..................................     --       --       --      --       --
  Net realized gain......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Total distributions......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Net asset value, end of period........................... $ 9.97  $  8.05  $ 10.87  $12.72   $20.09
                                                          ======  =======  =======  ======   ======
Total return (%).........................................  23.85   (25.94)  (13.46)  (7.47)   23.29
Ratios to average daily net assets (%):
  Expenses...............................................   1.19     1.19     1.18    1.13     1.31
  Net investment income (loss)...........................  (0.67)   (0.73)   (0.57)  (0.29)   (0.23)

                                                                                             Class B
-                                                         -----------------------------------------
                                                                            Years Ended December 31,
-                                                         -----------------------------------------
                                                             2003     2002     2001    2000 1999(b)
-                                                            ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $ 7.82  $ 10.63  $ 12.56  $20.07   $19.15
Income (loss) from investment operations:
  Net investment income (loss)...........................  (0.12)   (0.13)   (0.14)  (0.20)   (0.02)
  Net realized and unrealized gain (loss) on investments.   1.91    (2.68)   (1.65)  (1.52)    3.38
                                                          ------  -------  -------  ------   ------
Total from investment operations.........................   1.79    (2.81)   (1.79)  (1.72)    2.36
Less distributions from:
  Net investment income..................................     --       --       --      --       --
  Net realized gain......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Total distributions......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Net asset value, end of period........................... $ 9.61  $  7.82  $ 10.63  $12.56   $20.07
                                                          ======  =======  =======  ======   ======
Total return (%).........................................  22.89   (26.43)  (14.27)  (8.17)   12.43
Ratios to average daily net assets (%):
  Expenses...............................................   1.94     1.94     1.93    1.88     2.03
  Net investment income (loss)...........................  (1.42)   (1.48)   (1.32)  (1.04)   (1.00)

-                                             --------------------------------------------
                                                                  Years Ended December 31,
-                                             --------------------------------------------
                                                  2003     2002     2001     2000     1999
-                                                 ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $281,654 $255,625 $386,096 $550,987 $818,443
  Portfolio turnover rate (%)................       45       29       74       88       52

----------
(a)For the period from October 19, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  53

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Growth Fund

                                                                                             Class C
-                                                         -----------------------------------------
                                                                            Years Ended December 31,
-                                                         -----------------------------------------
                                                             2003     2002     2001    2000 1999(b)
-                                                            ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $ 7.82  $ 10.63  $ 12.54  $20.06   $19.15
Income (loss) from investment operations:
  Net investment income (loss)...........................  (0.12)   (0.13)   (0.14)  (0.20)   (0.03)
  Net realized and unrealized gain (loss) on investments.   1.90    (2.68)   (1.63)  (1.53)    2.38
                                                          ------  -------  -------  ------   ------
Total from investment operations.........................   1.78    (2.81)   (1.77)  (1.73)    2.35
Less distributions from:
  Net investment income..................................     --       --       --      --       --
  Net realized gain......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Total distributions......................................     --       --     0.14    5.79     1.44
                                                          ------  -------  -------  ------   ------
Net asset value, end of period........................... $ 9.60  $  7.82  $ 10.63  $12.54   $20.06
                                                          ======  =======  =======  ======   ======
Total return (%).........................................  22.76   (26.43)  (14.13)  (8.22)   12.38
Ratios to average daily net assets (%):
  Expenses...............................................   1.94     1.94     1.93    1.88     2.01
  Net investment income (loss)...........................  (1.42)   (1.48)   (1.32)  (1.01)   (1.06)

-                                             --------------------------------------------
                                                                  Years Ended December 31,
-                                             --------------------------------------------
                                                  2003     2002     2001     2000     1999
-                                                 ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $281,654 $255,625 $386,096 $550,987 $818,443
  Portfolio turnover rate (%)................       45       29       74       88       52

----------
(a)For the period from October 19, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

54  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                      Class A
-                                                                  ------------------------------------------
                                                                                     Years Ended December 31,
-                                                                  ------------------------------------------
                                                                      2003     2002     2001     2000 1999(a)
-                                                                     ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $ 6.85  $  9.06  $ 10.08  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.07)   (0.06)   (0.04)   (0.04)      --
  Net realized and unrealized gain (loss) on investments..........   1.62    (2.15)   (0.98)   (0.06)    0.18
                                                                   ------  -------  -------  -------   ------
Total from investment operations..................................   1.55    (2.21)   (1.02)   (0.10)    0.18
Less distributions from:
  Net investment income...........................................     --       --       --       --       --
  Net realized gain...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Total distributions...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Net asset value, end of period.................................... $ 8.40  $  6.85  $  9.06  $ 10.08   $10.18
                                                                   ======  =======  =======  =======   ======
Total return (%)..................................................  22.63   (24.39)  (10.12)   (0.98)    1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   1.49     1.36     1.36     1.36     1.36
  Expenses, before waivers and reimbursements.....................   2.26     2.22     3.64    11.34     1.36
  Net investment income (loss), net of waivers and reimbursements.  (0.91)   (0.72)   (0.57)   (0.41)    0.73
  Net investment income (loss), before waivers and reimbursements.  (1.68)   (1.58)   (2.85)  (10.39)    0.73

                                                                                                       Class B
-                                                                  ------------------------------------------
                                                                                      Years Ended December 31,
-                                                                  ------------------------------------------
                                                                      2003     2002     2001     2000 1999(a)
-                                                                     ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $ 6.69  $  8.93  $ 10.01  $ 10.18   $10.00
Income (loss) from investment operations:
Net investment income (loss)......................................  (0.12)   (0.11)   (0.11)   (0.12)      --
Net realized and unrealized gain (loss) on investments............   1.57    (2.13)   (0.97)   (0.05)    0.18
                                                                   ------  -------  -------  -------   ------
Total from investment operations..................................   1.45    (2.24)   (1.08)   (0.17)    0.18
Less distributions from:
  Net investment income...........................................     --       --       --       --       --
  Net realized gain...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Total distributions...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Net asset value, end of period.................................... $ 8.14  $  6.69  $  8.93  $ 10.01   $10.18
                                                                   ======  =======  =======  =======   ======
Total return (%)..................................................  21.67   (25.08)  (10.79)   (1.67)    1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   2.24     2.11     2.11     2.11     2.11
  Expenses, before waivers and reimbursements.....................   3.01     2.97     4.39    12.09     2.11
  Net investment income (loss), net of waivers and reimbursements.  (1.66)   (1.47)   (1.32)   (1.16)   (0.01)
  Net investment income (loss), before waivers and reimbursements.  (2.43)   (2.33)   (3.60)  (11.14)   (0.01)

                                              ----------------------------------
                                                        Years Ended December 31,
-                                             ----------------------------------
                                                2003   2002   2001   2000   1999
-                                               ----   ----   ----   ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $6,871 $5,303 $7,211 $5,001 $1,018
  Portfolio turnover rate (%)................     37     44     37     32     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  55

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Tax-Managed Growth Fund

                                                                                                       Class C
-                                                                  ------------------------------------------
                                                                                      Years Ended December 31,
-                                                                  ------------------------------------------
                                                                      2003     2002     2001     2000 1999(a)
-                                                                     ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $ 6.69  $  8.93  $ 10.01  $ 10.18   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.12)   (0.11)   (0.11)   (0.12)      --
  Net realized and unrealized gain (loss) on investments..........   1.57    (2.13)   (0.97)   (0.05)    0.18
                                                                   ------  -------  -------  -------   ------
Total from investment operations..................................   1.45    (2.24)   (1.08)   (0.17)    0.18
Less distributions from:
  Net investment income...........................................     --       --       --       --       --
  Net realized gain...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Total distributions...............................................     --       --       --       --       --
                                                                   ------  -------  -------  -------   ------
Net asset value, end of period.................................... $ 8.14  $  6.69  $  8.93  $ 10.01   $10.18
                                                                   ======  =======  =======  =======   ======
Total return (%)..................................................  21.67   (25.08)  (10.79)   (1.67)    1.80
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   2.24     2.11     2.11     2.11     2.11
  Expenses, before waivers and reimbursements.....................   3.01     2.97     4.39    12.09     2.11
  Net investment income (loss), net of waivers and reimbursements.  (1.66)   (1.47)   (1.32)   (1.15)   (0.01)
  Net investment income (loss), before waivers and reimbursements.  (2.43)   (2.33)   (3.60)  (11.13)   (0.01)

                                              ----------------------------------
                                                        Years Ended December 31,
-                                             ----------------------------------
                                                2003   2002   2001   2000   1999
-                                               ----   ----   ----   ----   ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $6,871 $5,303 $7,211 $5,001 $1,018
  Portfolio turnover rate (%)................     37     44     37     32     --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

56  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                       Class A
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000 1999(a)
                                                                       ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $  4.78  $  6.69  $  8.45  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.04)   (0.04)   (0.06)   (0.07)     --
  Net realized and unrealized gain (loss) on investments..........    1.18    (1.87)   (1.70)   (1.62)   0.14
                                                                   -------  -------  -------  -------  ------
Total from investment operations..................................    1.14    (1.91)   (1.76)   (1.69)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --       --      --
  Net realized gain...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Total distributions...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Net asset value, end of period.................................... $  5.92  $  4.78  $  6.69  $  8.45  $10.14
                                                                   =======  =======  =======  =======  ======
Total return (%)..................................................   23.85   (28.55)  (20.83)  (16.67)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    1.42     1.36     1.36     1.36    1.36
  Expenses, before waivers and reimbursements.....................    2.39     2.45     3.01     2.84    1.36
  Net investment income (loss), net of waivers and reimbursements.   (0.76)   (0.71)   (0.79)   (0.68)  (0.48)
  Net investment income (loss), before waivers and reimbursements.   (1.73)   (1.80)   (2.44)   (2.16)  (0.48)

                                                                                                       Class B
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000 1999(a)
                                                                       ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $  4.67  $  6.58  $  8.39  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.08)   (0.08)   (0.11)   (0.13)     --
  Net realized and unrealized gain (loss) on investments..........    1.14    (1.83)   (1.70)   (1.62)   0.14
                                                                   -------  -------  -------  -------  ------
Total from investment operations..................................    1.06    (1.91)   (1.81)   (1.75)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --       --      --
  Net realized gain...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Total distributions...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Net asset value, end of period.................................... $  5.73  $  4.67  $  6.58  $  8.39  $10.14
                                                                   =======  =======  =======  =======  ======
Total return (%)..................................................   22.70   (29.03)  (21.57)  (17.26)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    2.17     2.11     2.11     2.11    2.11
  Expenses, before waivers and reimbursements.....................    3.14     3.20     3.76     3.59    2.11
  Net investment income (loss), net of waivers and reimbursements.   (1.51)   (1.46)   (1.54)   (1.43)  (1.41)
  Net investment income (loss), before waivers and reimbursements.   (2.48)   (2.55)   (3.19)   (2.91)  (1.41)
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000    1999
                                                                       ----     ----     ----     ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $5,519   $5,469   $5,991  $10,995  $1,153
  Portfolio turnover rate (%).....................................      33       52       87       95      --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  57

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Large Cap Growth Fund

                                                                                                       Class C
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000 1999(a)
                                                                       ----     ----     ----     ---- -------
Net asset value, beginning of period.............................. $  4.66  $  6.57  $  8.39  $ 10.14  $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................   (0.08)   (0.08)   (0.11)   (0.14)     --
  Net realized and unrealized gain (loss) on investments..........    1.14    (1.83)   (1.71)   (1.61)   0.14
                                                                   -------  -------  -------  -------  ------
Total from investment operations..................................    1.06    (1.91)   (1.82)   (1.75)   0.14
Less distributions from:
  Net investment income...........................................      --       --       --       --      --
  Net realized gain...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Total distributions...............................................      --       --       --       --      --
                                                                   -------  -------  -------  -------  ------
Net asset value, end of period.................................... $  5.72  $  4.66  $  6.57  $  8.39  $10.14
                                                                   =======  =======  =======  =======  ======
Total return (%)..................................................   22.75   (29.07)  (21.69)  (17.26)   1.40
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................    2.17     2.11     2.11     2.11    2.11
  Expenses, before waivers and reimbursements.....................    3.14     3.20     3.76     3.59    2.11
  Net investment income (loss), net of waivers and reimbursements.   (1.51)   (1.46)   (1.54)   (1.41)  (1.41)
  Net investment income (loss), before waivers and reimbursements.   (2.48)   (2.55)   (3.19)   (2.89)  (1.41)
                                                                   ------------------------------------------
                                                                                      Years Ended December 31,
                                                                   ------------------------------------------
                                                                       2003     2002     2001     2000    1999
                                                                       ----     ----     ----     ----    ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $5,519   $5,469   $5,991  $10,995  $1,153
  Portfolio turnover rate (%).....................................      33       52       87       95      --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

58  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                         Class A
-                                                                  --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000 1999 (a)
-                                                                       ----     ----     ----     ---- --------
Net asset value, beginning of period.............................. $  13.72  $ 16.57  $ 13.16  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................    (0.21)   (0.19)   (0.11)   (0.14)      --
  Net realized and unrealized gain (loss) on investments..........     8.67    (2.66)    3.52     3.54     0.19
                                                                   --------  -------  -------  -------   ------
Total from investment operations..................................     8.46    (2.85)    3.41     3.40     0.19
Less distributions from:
  Net investment income...........................................       --       --       --       --       --
  Net realized gain...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Total distributions...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Net asset value, end of period.................................... $  21.82  $ 13.72  $ 16.57  $ 13.16   $10.19
                                                                   ========  =======  =======  =======   ======
Total return (%)..................................................    61.81   (17.20)   25.91    33.68     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................     1.60     1.56     1.59     1.60     1.60
  Expenses, before waivers and reimbursements.....................     1.53     1.62     1.95     2.17     1.60
  Net investment income (loss), net of waivers and reimbursements.    (1.27)   (1.31)   (1.15)   (0.85)   (1.60)
  Net investment income (loss), before waivers and reimbursements.    (1.20)   (1.37)   (1.51)   (1.42)   (1.60)

                                                                                                         Class B
                                                                   --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000 1999 (a)
                                                                        ----     ----     ----     ---- --------
Net asset value, beginning of period.............................. $  13.40  $ 16.31  $ 13.05  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................    (0.34)   (0.30)   (0.22)   (0.24)      --
  Net realized and unrealized gain (loss) on investments..........     8.43    (2.61)    3.48     3.53     0.19
                                                                   --------  -------  -------  -------   ------
Total from investment operations..................................     8.09    (2.91)    3.26     3.29     0.19
Less distributions from:
  Net investment income...........................................       --       --       --       --       --
  Net realized gain...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Total distributions...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Net asset value, end of period.................................... $  21.13  $ 13.40  $ 16.31  $ 13.05   $10.19
                                                                   ========  =======  =======  =======   ======
Total return (%)..................................................    60.51   (17.84)   24.98    32.60     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................     2.35     2.31     2.34     2.35     2.35
  Expenses, before waivers and reimbursements.....................     2.28     2.37     2.70     2.92     2.35
  Net investment income (loss), net of waivers and reimbursements.   (2.02)    (2.06)   (1.90)   (1.70)   (2.35)
  Net investment income (loss), before waivers and reimbursements.   (1.95)    (2.12)   (2.26)   (2.27)   (2.35)

                                                                   --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000     1999
-                                                                       ----     ----     ----     ----     ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)...................... $518,824  $78,581  $54,658  $28,778   $6,346
  Portfolio turnover rate (%).....................................      103      133      147      433       --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  59

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small Cap Growth Fund

                                                                                                         Class C
-                                                                  --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000 1999 (a)
-                                                                       ----     ----     ----     ---- --------
Net asset value, beginning of period.............................. $  13.40  $ 16.32  $ 13.05  $ 10.19   $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................    (0.34)   (0.30)   (0.22)   (0.25)      --
  Net realized and unrealized gain (loss) on investments..........     8.44    (2.62)    3.49     3.54     0.19
                                                                   --------  -------  -------  -------   ------
Total from investment operations..................................     8.10    (2.92)    3.27     3.29     0.19
Less distributions from:
  Net investment income...........................................       --       --       --       --       --
  Net realized gain...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Total distributions...............................................     0.36       --       --     0.43       --
                                                                   --------  -------  -------  -------   ------
Net asset value, end of period.................................... $  21.14  $ 13.40  $ 16.32  $ 13.05   $10.19
                                                                   ========  =======  =======  =======   ======
Total return (%)..................................................    60.59   (17.89)   25.06    32.60     1.90
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................     2.35     2.31     2.34     2.35     2.35
  Expenses, before waivers and reimbursements.....................     2.28     2.37     2.70     2.92     2.35
  Net investment income (loss), net of waivers and reimbursements.    (2.02)   (2.06)   (1.90)   (1.70)   (2.35)
  Net investment income (loss), before waivers and reimbursements.    (1.95)   (2.12)   (2.26)   (2.27)   (2.35)

                                                                   --------------------------------------------
                                                                                        Years Ended December 31,
                                                                   --------------------------------------------
                                                                        2003     2002     2001     2000     1999
-                                                                       ----     ----     ----     ----     ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)...................... $518,824  $78,581  $54,658  $28,778   $6,346
  Portfolio turnover rate (%).....................................      103      133      147      433       --

----------
(a)For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

60  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small-Mid Cap Growth Fund

                                                                                     Class A
-                                                                  -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                    2003 (a)
-                                                                                   --------
Net asset value, beginning of period..............................                    $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                        --
  Net realized and unrealized gain (loss) on investments..........                     (0.06)
                                                                                      ------
Total from investment operations..................................                     (0.06)
Less distributions from:
  Net investment income...........................................                        --
  Net realized gain...............................................                        --
                                                                                      ------
Total distributions...............................................                        --
                                                                                      ------
Net asset value, end of period....................................                    $ 9.94
                                                                                      ======
Total return (%)..................................................                     (0.60)
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................                      1.54
  Expenses, before waivers and reimbursements.....................                      1.54
  Net investment income (loss), net of waivers and reimbursements.                     (1.54)
  Net investment income (loss), before waivers and reimbursements.                     (1.54)

                                                                                     Class B
                                                                   -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                    2003 (a)
                                                                                    --------
Net asset value, beginning of period..............................                    $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                        --
  Net realized and unrealized gain (loss) on investments..........                     (0.06)
                                                                                      ------
Total from investment operations..................................                     (0.06)
Less distributions from:
  Net investment income...........................................                        --
  Net realized gain...............................................                        --
                                                                                      ------
Total distributions...............................................                        --
                                                                                      ------
Net asset value, end of period....................................                    $ 9.94
                                                                                      ======
Total return (%)..................................................                     (0.60)
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................                      2.29
  Expenses, before waivers and reimbursements.....................                      2.29
  Net investment income (loss), net of waivers and reimbursements.                     (2.29)
  Net investment income (loss), before waivers and reimbursements.                     (2.29)

                                                                   -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                        2003
-                                                                                       ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)......................                    $3,673
  Portfolio turnover rate (%).....................................                        --

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

Note: Net investment income (loss) per share for 2003 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  61

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Small-Mid Cap Growth Fund

                                                                                     Class C
-                                                                  -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                    2003 (a)
-                                                                                   --------
Net asset value, beginning of period..............................                    $10.00
Income (loss) from investment operations:
  Net investment income (loss)....................................                        --
  Net realized and unrealized gain (loss) on investments..........                     (0.06)
                                                                                      ------
Total from investment operations..................................                     (0.06)
Less distributions from:
  Net investment income...........................................                        --
  Net realized gain...............................................                        --
                                                                                      ------
Total distributions...............................................                        --
                                                                                      ------
Net asset value, end of period....................................                    $ 9.94
                                                                                      ======
Total return (%)..................................................                     (0.60)
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................                      2.29
  Expenses, before waivers and reimbursements.....................                      2.29
  Net investment income (loss), net of waivers and reimbursements.                     (2.29)
  Net investment income (loss), before waivers and reimbursements.                     (2.29)

                                                                   -------------------------
                                                                   Period Ended December 31,
                                                                   -------------------------
                                                                                        2003
-                                                                                       ----
  Supplemental data for all classes:
  Net assets at end of period (in thousands)......................                    $3,673
  Portfolio turnover rate (%).....................................                        --

----------
(a)For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.

Note: Net investment income (loss) per share for 2003 is based on the average shares outstanding during the year.

62  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                           Class A
-                                                         ---------------------------------------
                                                                          Years Ended December 31,
-                                                         ---------------------------------------
                                                            2003     2002     2001    2000 1999(b)
-                                                           ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $13.12 $ 15.46  $ 17.90  $24.01  $20.61
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.03   (0.05)    0.07   (0.04)  (0.03)
  Net realized and unrealized gain (loss) on investments.   5.49   (2.29)   (2.51)  (2.01)   7.92
                                                          ------ -------  -------  ------  ------
Total from investment operations.........................   5.52   (2.34)   (2.44)  (2.05)   7.89
Less distributions from:
  Net investment income..................................     --      --       --    0.09      --
  Net realized gain......................................   0.01      --       --    3.97    4.49
                                                          ------ -------  -------  ------  ------
Total distributions......................................   0.01      --       --    4.06    4.49
                                                          ------ -------  -------  ------  ------
Net asset value, end of period........................... $18.63 $ 13.12  $ 15.46  $17.90  $24.01
                                                          ====== =======  =======  ======  ======
Total return (%).........................................  42.10  (15.14)  (13.63)  (8.11)  39.12
Ratios to average daily net assets (%):
  Expenses...............................................   1.50    1.51     1.60    1.59    1.60
  Net investment income (loss)...........................   0.05   (0.36)   (0.11)  (0.37)  (1.25)

                                                                                            Class B
-                                                         ----------------------------------------
                                                                           Years Ended December 31,
-                                                         ----------------------------------------
                                                             2003     2002     2001    2000 1999(c)
-                                                            ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $12.64  $ 15.01  $ 17.52  $23.98  $21.33
Income (loss) from investment operations:
  Net investment income (loss) (a).......................  (0.09)   (0.15)   (0.07)  (0.23)  (0.04)
  Net realized and unrealized gain (loss) on investments.   5.28    (2.22)   (2.44)  (1.99)   7.18
                                                          ------  -------  -------  ------  ------
Total from investment operations.........................   5.19    (2.37)   (2.51)  (2.22)   7.14
Less distributions from:
  Net investment income..................................     --       --       --    0.27      --
  Net realized gain......................................     --       --       --    3.97    4.49
                                                          ------  -------  -------  ------  ------
Total distributions......................................     --       --       --    4.24    4.49
                                                          ------  -------  -------  ------  ------
Net asset value, end of period........................... $17.83  $ 12.64  $ 15.01  $17.52  $23.98
                                                          ======  =======  =======  ======  ======
Total return (%).........................................  41.06   (15.79)  (14.33)  (8.79)  34.28
Ratios to average daily net assets (%):
  Expenses...............................................   2.25     2.26     2.35    2.34    2.35
  Net investment income (loss)...........................  (0.70)   (1.11)   (0.86)  (1.16)  (1.93)

-                                             ----------------------------------------------
                                                                    Years Ended December 31,
-                                             ----------------------------------------------
                                                    2003     2002     2001     2000     1999
-                                                   ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $1,899,699 $778,788 $454,055 $333,888 $302,089
  Portfolio turnover rate (%)................         57       73      112      116      122

----------
(a)Includes $0.03, $0.00, $0.00, $0.06 and $0.00 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2003, 2002, 2001, 2000 and 1999, respectively.
(b)For the period from October 21, 1999 (Commencement of the Class) to December 31, 1999
(c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  63

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

International Growth Fund

                                                                                            Class C
-                                                         ----------------------------------------
                                                                           Years Ended December 31,
-                                                         ----------------------------------------
                                                             2003     2002     2001    2000 1999(c)
-                                                            ----     ----     ----    ---- -------
Net asset value, beginning of period..................... $12.64  $ 15.01  $ 17.52  $23.98  $21.33
Income (loss) from investment operations:
  Net investment income (loss) (a).......................  (0.09)   (0.15)   (0.07)  (0.23)  (0.04)
  Net realized and unrealized gain (loss) on investments.   5.28    (2.22)   (2.44)  (1.99)   7.18
                                                          ------  -------  -------  ------  ------
Total from investment operations.........................   5.19    (2.37)   (2.51)  (2.22)   7.14
Less distributions from:
  Net investment income..................................     --       --       --    0.27      --
  Net realized gain......................................     --       --       --    3.97    4.49
                                                          ------  -------  -------  ------  ------
Total distributions......................................     --       --       --    4.24    4.49
                                                          ------  -------  -------  ------  ------
Net asset value, end of period........................... $17.83  $ 12.64  $ 15.01  $17.52  $23.98
                                                          ======  =======  =======  ======  ======
Total return (%).........................................  41.06   (15.79)  (14.33)  (8.81)  34.28
Ratios to average daily net assets (%):
  Expenses...............................................   2.25     2.26     2.35    2.34    2.35
  Net investment income (loss)...........................  (0.70)   (1.11)   (0.86)  (1.10)  (1.93)

-                                             ----------------------------------------------
                                                                    Years Ended December 31,
-                                             ----------------------------------------------
                                                    2003     2002     2001     2000     1999
-                                                   ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $1,899,699 $778,788 $454,055 $333,888 $302,089
  Portfolio turnover rate (%)................         57       73      112      116      122

----------
(a)Includes $0.03, $0.00, $0.00, $0.06 and $0.00 in PFIC transactions which are treated as ordinary income for Federal tax purposes for the years 2003, 2002, 2001, 2000 and 1999, respectively.
(b)For the period from October 1, 1999 (Commencement of the Class) to December 31, 1999.
(c)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

64  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund

                                                                                                            Class A
-                                                                  ------------------------------------------------
                                                                                           Years Ended December 31,
-                                                                  ------------------------------------------------
                                                                         2003      2002      2001     2000  1999(a)
-                                                                        ----      ----      ----     ----  -------
Net asset value, beginning of period.............................. $   15.54  $  17.37  $  16.25  $ 13.72  $ 12.60
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.07)    (0.04)     0.09     0.09     0.02
  Net realized and unrealized gain (loss) on investments..........      6.15     (1.79)     2.75     2.53     1.12
                                                                   ---------  --------  --------  -------  -------
Total from investment operations..................................      6.08     (1.83)     2.84     2.62     1.14
Less distributions from:
  Net investment income...........................................        --        --      0.96     0.09     0.02
  Net realized gain...............................................        --        --      0.76       --       --
                                                                   ---------  --------  --------  -------  -------
Total distributions...............................................        --        --      1.72     0.09     0.02
                                                                   ---------  --------  --------  -------  -------
Net asset value, end of period.................................... $   21.62  $  15.54  $  17.37  $ 16.25  $ 13.72
                                                                   =========  ========  ========  =======  =======
Total return (%)..................................................     39.12    (10.54)    17.42    19.09     9.01
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................      1.58      1.59      1.61     1.64     1.64
  Expenses, before waivers and reimbursements.....................      1.58      1.59      1.66     1.88     1.67
  Net investment income (loss), net of waivers and reimbursements.     (0.39)    (0.22)     0.28     0.47     1.28
  Net investment income (loss), before waivers and reimbursements.     (0.39)    (0.22)     0.23     0.23     1.25

                                                                                                            Class B
                                                                   ------------------------------------------------
                                                                                           Years Ended December 31,
                                                                   ------------------------------------------------
                                                                         2003      2002      2001     2000 1999 (a)
                                                                         ----      ----      ----     ---- --------
Net asset value, beginning of period.............................. $   16.07  $  18.10  $  16.18  $ 13.72  $ 12.60
Income (loss) from investment operations:
  Net investment income (loss)....................................     (0.20)    (0.18)    (0.06)   (0.07)    0.02
  Net realized and unrealized gain (loss) on investments..........      6.33     (1.85)     2.74     2.53     1.11
                                                                   ---------  --------  --------  -------  -------
Total from investment operations..................................      6.13     (2.03)     2.68     2.46     1.13
Less distributions from:
  Net investment income...........................................        --        --        --       --     0.01
  Net realized gain...............................................        --        --      0.76       --       --
                                                                   ---------  --------  --------  -------  -------
Total distributions...............................................        --        --      0.76       --     0.01
                                                                   ---------  --------  --------  -------  -------
Net asset value, end of period.................................... $   22.20  $  16.07  $  18.10  $ 16.18  $ 13.72
                                                                   =========  ========  ========  =======  =======
Total return (%)..................................................     38.15    (11.22)    16.54    17.93     8.95
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................      2.33      2.34      2.36     2.39     2.39
  Expenses, before waivers and reimbursements.....................      2.33      2.34      2.41     2.63     2.42
  Net investment income (loss), net of waivers and reimbursements.     (1.14)    (0.97)    (0.47)   (0.27)    0.31
  Net investment income (loss), before waivers and reimbursements.     (1.14)    (0.97)    (0.52)   (0.51)    0.28

                                                                   ------------------------------------------------
                                                                                           Years Ended December 31,
                                                                   ------------------------------------------------
                                                                         2003      2002      2001     2000     1999
                                                                         ----      ----      ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands)......................  $237,111  $190,802  $149,292  $74,093  $48,423
  Portfolio turnover rate (%).....................................        51        20        48       68       65

----------
(a)For the period from November 3, 1999 (Commencement of the Class) to December 31, 1999.
(b)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  65

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Value Discovery Fund

                                                                                                   Class C
-                                                                  ---------------------------------------
                                                                                  Years Ended December 31,
-                                                                  ---------------------------------------
                                                                      2003     2002    2001    2000   1999
-                                                                     ----     ----    ----    ----   ----
Net asset value, beginning of period.............................. $16.07  $ 18.11  $16.19  $13.72  $12.67
Income (loss) from investment operations:
  Net investment income (loss)....................................  (0.20)   (0.18)  (0.06)  (0.06)   0.02
  Net realized and unrealized gain (loss) on investments..........   6.33    (1.86)   2.74    2.53    1.04
                                                                   ------  -------  ------  ------  ------
Total from investment operations..................................   6.13    (2.04)   2.68    2.47    1.06
Less distributions from:
  Net investment income...........................................     --       --      --      --    0.01
  Net realized gain...............................................     --       --    0.76      --      --
                                                                   ------  -------  ------  ------  ------
Total distributions...............................................     --       --    0.76      --    0.01
                                                                   ------  -------  ------  ------  ------
Net asset value, end of period.................................... $22.20  $ 16.07  $18.11  $16.19  $13.72
                                                                   ======  =======  ======  ======  ======
Total return (%)..................................................  38.15   (11.26)  16.53   18.00    8.37
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................   2.33     2.34    2.36    2.39    2.39
  Expenses, before waivers and reimbursements.....................   2.33     2.34    2.41    2.63    2.42
  Net investment income (loss), net of waivers and reimbursements.  (1.14)   (0.97)  (0.47)  (0.37)   1.53
  Net investment income (loss), before waivers and reimbursements.  (1.14)   (0.97)  (0.52)  (0.61)   1.50

66  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                     Class A
-                                                         ---------------------------------
                                                                    Years Ended December 31,
-                                                         ---------------------------------
                                                           2003  2002    2001   2000 1999(b)
-                                                          ----  ----    ----   ---- -------
Net asset value, beginning of period..................... $6.40 $6.21 $10.37  $ 9.94 $ 9.95
Income (loss) from investment operations:
  Net investment income (loss) (a).......................  0.22  0.32   4.80    0.63   0.07
  Net realized and unrealized gain (loss) on investments.    --  0.16  (4.16)   0.35  (0.01)
                                                          ----- ----- ------  ------ ------
Total from investment operations.........................  0.22  0.48   0.64    0.98   0.06
Less distributions from:
  Net investment income..................................  0.39  0.29   4.80    0.55   0.07
  Net realized gain......................................    --    --     --      --     --
                                                          ----- ----- ------  ------ ------
Total distributions......................................  0.39  0.29   4.80    0.55   0.07
                                                          ----- ----- ------  ------ ------
Net asset value, end of period........................... $6.23 $6.40 $ 6.21  $10.37 $ 9.94
                                                          ===== ===== ======  ====== ======
Total return (%).........................................  3.56  7.86   7.26   10.20   0.63
Ratios to average daily net assets (%):
  Expenses...............................................  0.77  0.81   0.94    1.02   0.99
  Net investment income (loss)...........................  4.09  5.23   5.38    6.25   5.78

                                                                                       Class B
                                                          -----------------------------------
                                                                      Years Ended December 31,
                                                          -----------------------------------
                                                             2003   2002   2001   2000 1999(c)
                                                             ----   ----   ----   ---- -------
Net asset value, beginning of period..................... $10.51  $10.24 $10.23 $ 9.94 $10.05
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.33    0.47   0.63   0.57   0.06
  Net realized and unrealized gain (loss) on investments.  (0.04)   0.24   0.01   0.32  (0.11)
                                                          ------  ------ ------ ------ ------
Total from investment operations.........................   0.29    0.71   0.64   0.89  (0.05)
Less distributions from:
  Net investment income..................................   0.52    0.44   0.63   0.60   0.06
  Net realized gain......................................     --      --     --     --     --
                                                          ------  ------ ------ ------ ------
Total distributions......................................   0.52    0.44   0.63   0.60   0.06
                                                          ------  ------ ------ ------ ------
Net asset value, end of period........................... $10.28  $10.51 $10.24 $10.23 $ 9.94
                                                          ======  ====== ====== ====== ======
Total return (%).........................................   2.82    7.15   6.37   9.25  (0.51)
Ratios to average daily net assets (%):
  Expenses...............................................   1.52    1.56   1.69   1.77   1.77
  Net investment income (loss)...........................   3.34    4.48   4.63   5.38   4.91

                                              --------------------------------------------
                                                                  Years Ended December 31,
                                              --------------------------------------------
                                                  2003     2002     2001     2000     1999
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $265,062 $196,136 $176,264 $167,746 $173,375
  Portfolio turnover rate (%)................       36       66       82       54       66

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2003, was to decrease net investment income per share by $0.12 and increase the net realized and unrealized gain loss per share by $0.12. It decreases the Ratio of Net Investment Income to average net assets from 5.21% to 4.09% for Class N and from 5.36% to 4.24% for Class I shares. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class N for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.90% to 5.38% and 6.02% to 5.53% for Class I shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

December 31, 2003                                       William Blair Funds  67

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Income Fund

                                                                                       Class C
-                                                         -----------------------------------
                                                                      Years Ended December 31,
-                                                         -----------------------------------
                                                             2003   2002   2001   2000 1999(d)
-                                                            ----   ----   ----   ---- -------
Net asset value, beginning of period..................... $10.66  $10.39 $10.27 $ 9.93 $10.06
Income (loss) from investment operations:
  Net investment income (loss) (a).......................   0.33    0.47   0.53   0.53   0.08
  Net realized and unrealized gain (loss) on investments.  (0.03)   0.25   0.12   0.34  (0.13)
                                                          ------  ------ ------ ------ ------
Total from investment operations.........................   0.30    0.72   0.65   0.87  (0.05)
Less distributions from:
  Net investment income..................................   0.53    0.45   0.53   0.53   0.08
  Net realized gain......................................     --      --     --     --     --
                                                          ------  ------ ------ ------ ------
Total distributions......................................   0.53    0.45   0.53   0.53   0.08
                                                          ------  ------ ------ ------ ------
Net asset value, end of period........................... $10.43  $10.66 $10.39 $10.27 $ 9.93
                                                          ======  ====== ====== ====== ======
Total return (%).........................................   2.85    7.09   6.41   9.05  (0.53)
Ratios to average daily net assets (%):
  Expenses...............................................   1.52    1.56   1.69   1.77   1.71
  Net investment income (loss)...........................   3.34    4.48   4.63   5.35   5.11

                                              --------------------------------------------
                                                                  Years Ended December 31,
                                              --------------------------------------------
                                                  2003     2002     2001     2000     1999
                                                  ----     ----     ----     ----     ----
Supplemental data for all classes:
  Net assets at end of period (in thousands). $265,062 $196,136 $176,264 $167,746 $173,375
  Portfolio turnover rate (%)................       36       66       82       54       66

----------
(a)As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2003, was to decrease net investment income per share by $0.12 and increase the net realized and unrealized gain loss per share by $0.12. It decreases the Ratio of Net Investment Income to average net assets from 5.21% to 4.09% for Class N and from 5.36% to 4.24% for Class I shares. The effect of this change for the year 2002 and 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.75% to 5.23% and from 5.87% to 5.38% for Class N for 2002 and 2001, respectively. It decreased the Ratio of Net Investment Income from 5.90% to 5.38% and 6.02% to 5.53% for Class I shares for 2002 and 2001, respectively. Per share amounts and the Ratio of Net Investment Income to Average Net Assets for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(b)For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.
(c)For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.
(d)For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

Note: Net investment income (loss) per share for 2003, 2002, 2001 and 2000 is based on the average shares outstanding during the year.

68  Annual Report                                             December 31, 2003

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Funds at December 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP


Chicago, Illinois
February 9, 2004

December 31, 2003                                       William Blair Funds  69

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Interested Trustees
Conrad Fischer, 69*    Chairman    Since 1987  Principal, William Blair    10      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

Michelle Seitz         Trustee     Since 2002  Principal, William Blair    10      N/A
 Musolino, 38*         and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President
Non-Interested Trustees

J. Grant Beadle, 71    Trustee     Since 1997  Retired Chairman and        10      Batts Group and Oliver Products
                                               Chief Executive Officer,            Company, Retired Associate Director,
                                               Union Special                       Northwestern University Institute for
                                               Corporation, industrial             The Learning Sciences.
                                               sewing machine
                                               manufacturer

Theodore A. Bosler, 69 Trustee     Since 1997  Retired Principal and       10      Crystal Lake Watershed Fund, Desert
                                               Vice President, Lincoln             Foothills Land Trust and Institute of
                                               Capital Management                  Chartered Financial Analysts.

Ann P. McDermott, 64   Trustee     Since 1996  N/A                         10      Junior League of Chicago,
                                                                                   Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and        10      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Donald L. Seeley, 59   Trustee     Since 2003  Director, Applied           10      Beverly Enterprises, Inc., provider of
                                               Investment Management               eldercare and rehabilitative services;
                                               Program, University of              Modem Media, Inc., interactive
                                               Arizona Department of               services company
                                               Finance, Formerly Vice
                                               Chairman and Chief
                                               Financial Officer, True
                                               North Communications,
                                               Inc., marketing
                                               communications and
                                               advertising firm

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive           10      Chairman, Add-Vision, Inc. and
                                               Vice President, Morgan              Micro-Combustion, LLC
                                               Stanley Dean Witter
Officers

Marco Hanig, 45        President   Since 1999  Principal, William Blair    N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

70  Annual Report                                             December 31, 2003

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -------------------------------

Michael P. Balkin, 44    Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                         Vice                    & Company, L.L.C.
                         President

Rocky Barber, 52         Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                         Vice                    & Company, L.L.C.
                         President

                         Chief       1999-2001
                         Executive
                         Officer

Karl W. Brewer, 37       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Harvey H. Bundy, III, 59 Senior      Since 2003  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 46  Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 51      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited

John F. Jostrand, 49     Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Robert C. Lanphier, 47   Senior      Since 2003  Principal, William Blair    N/A     Chairman, AG. Med, Inc.
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 45 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 48    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

December 31, 2003                                       William Blair Funds  71

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------

Michael A. Jancosek, 44    Vice        Since 2000  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.;
                                                   former Vice President,
                                                   First Chicago NBD

James S. Kaplan, 43        Vice        Since 1995  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

David S. Mitchell, 43      Vice        Since 2003  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Capucine E. Price, 39      Vice        Since 2003  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Terence M. Sullivan, 59    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 47 Vice        Since 2002  Associate, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Colette M. Garavalia, 42   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
*Mr. Fischer and Ms. Musolino are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

72  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

Donald L. Seeley
Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz Musolino
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Harvey H. Bundy III, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Robert C. Lanphier, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
David S. Mitchell, Vice President
Capucine E. Price, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Independent Auditors
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                          Date of First Use February, 2004   73

[LOGO APPEARS HERE]  WILLIAM BLAIR FUNDS

                                     GROWTH FUNDS

                                     Growth Fund

                                     Tax-Managed Growth Fund

                                     Large Cap Growth Fund

                                     Small Cap Growth Fund

                                     Small-Mid Cap Growth Fund

                                     International Growth Fund

                                     OTHER FUNDS

                                     Value Discovery Fund

                                     Income Fund







                     222 West Adams Street . Chicago, Illinois 60606 .
                     800.742.7272 . www.williamblairfunds.com

                     William Blair & Company, L.L.C., Distributors

                              [Logo Appears Here]

                                                             WILLIAM BLAIR FUNDS

                                         INSTITUTIONAL INTERNATIONAL GROWTH FUND
                                                                   ANNUAL REPORT
--------------------------------------------------------------------------------
DECEMBER 31, 2003

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                 Institutional International Growth Fund
                   An Overview from the Portfolio Manager.  2
                   Portfolio of Investments...............  5

                 Financial Statements.....................  9

                 Notes to Financial Statements............ 12

                 Board of Trustees........................ 18

                 Officers................................. 18

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please read the prospectus carefully before you invest or send money.

December 31, 2003                                        William Blair Funds  1

[PHOTO]

GREIG

W. George Greig

--------------------------------------------------------------------------------
INSTITUTIONAL INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies.

--------------------------------------------------------------------------------
AN OVERVIEW FROM THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

How did the Fund perform over the last year?

The Institutional International Growth Fund posted a 42.47% gain for the 12 months ended December 31, 2003. By comparison, the Fund's benchmark, the MSCI All Country World (Free) excluding US Index, rose 41.41%.

What were the most significant factors impacting international markets during the period?

Global equity markets spent the first quarter of 2003 ill at ease while awaiting the beginning of military action in Iraq. While there was a recovery after the war began, it was still tentative by the end of the first quarter. During the second quarter, a fairly powerful postwar relief rally took global markets to their highest levels in a year.

As it became clear that the military operation in Iraq carried no visible risk for the economic cycle, markets began to look once again for signs of potential acceleration in growth. In particular, financial stocks resumed their leadership role in global markets, buoyed by the prospects of improving credit quality, a revival in capital market activity, and a booming bond market. Technology shares also outperformed on a worldwide basis, as signs of renewed growth in Information Technology investment combined with continued strength in consumer technology adoption and use.

The global equity markets extended the second quarter's strong rally through the third and fourth quarters, fueled by expectations for continued economic recovery around the globe. Contributing to the global market advance were improving corporate profits and other cyclical indicators in the United States, which helped to support a stronger growth picture around the world.

Returns were also driven by the decline of the dollar against most of the world's currencies. The dollar declined against the euro from the beginning of the US equity market rally in March through the end of the year, and fell significantly against the yen, the Canadian dollar, and many emerging market currencies.

Which areas had the biggest effect on Fund performance?

Generally speaking, the Fund benefited from strong stock selection and performance across the Fund, but especially in areas where the Fund has its largest exposure, including Consumer Discretionary, Financials, Information Technology, and Industrials and Services.

In addition, holdings in Energy, Materials, and Telecommunications all outperformed the benchmark index, although the Fund was underweight in all of these sectors.

2  Annual Report                                              December 31, 2003

Finally, strong relative returns came from our geographic exposure to Asia, Japan, Continental Europe, Canada and Emerging Markets Europe, while our investments in the U.K. were a slight drag on performance.

What is your outlook for the Fund?

Our expectations for 2004 are for a solid equity return environment in the US, particularly in the first half if interest rate worries are held in abeyance. Asia, while it performed well this year, may surprise on the upside in 2004 by outpacing the rest of the world by a wider margin. The region's economy is balanced, its balance sheet is solid, its currencies are well supported, and its corporate sector is well managed and commands the high ground of global growth. Europe should be a beneficiary of global expansion, but may suffer from lagging profit growth and structural problems within the EU.

Strong growth in greater China and other Asian economies is almost a given. The structure of growth in China and India is better balanced and less speculative than in the 1993-94 cycle. On the other hand, Europe's growth picture is very much dependent on the influence of the rest of the world. That leaves the US and Japan (which together amount to about 40% of world output) as the major variables.

US growth will depend on the sustainability of consumer demand, which will in turn depend on income and job growth--there are few indications (yet) that household demand is satiated or that balance sheets are at the breaking point. In Japan, the growth outlook will continue to benefit from higher corporate cash flows and strong Asian markets, while the make-or-break factor could be consumer and business confidence.

There could be some cause for concern on the earnings front, however. Cost pressures from commodity prices and real wage growth may begin to offset intermediate goods deflation and productivity gains, slowing the margin expansion that has propelled earnings growth in the last two years. Europe and the commodity economies will face severe profit headwinds from currency effects, while the US will continue to see a modest benefit.

Pressure to restrain interest rate increases will remain overwhelming. Of the world's major economies, only the US will face anything like a balanced decision outlook on policy rates, and the Fed's inclination is to avoid live experiments with the economy's sensitivity to debt service costs. Foreign owners of US bonds are also aware of how easily a bond market selloff could turn into a problem, and are likely to be cautious holders. Emerging market 'convergence' countries, meanwhile, could see much lower interest rates.

Liquidity appears ample to support financial markets globally, but Asian investors in particular seem to have very low allocations to equity, while US investors have been fairly quick to shed their bear market pessimism. From a long-term fund flow perspective, the key question is whether foreign direct investment into the US will get back on its former growth track.

Obviously, 'all other' exogenous factors that might impact the global markets in the year ahead is an unpredictable category--but none of the key identifiable geopolitical issues appear to be more threatening than a year ago. In particular, trade wars, East Asian tensions, organized terrorism, and intra-Western alliance friction all seem more manageable today than at the beginning of 2003.

December 31, 2003                                        William Blair Funds  3

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Highlights

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                12/31/2003  2002(a)(b)
                                                ----------  ----------
        Institutional International Growth Fund
         Morgan Stanley Capital................      42.47%      (4.27)%
        International (MSCI) All Country World
         Free Ex-US Index......................      41.41       (0.86)

                            --------------------------------------
                            (a)Total return is not annualized for periods that
                               are less than one year.
                            (b)For the period from July 26, 2002 (Commencement
                               of Operations) to December 31, 2002.

                            Illustration of an assumed investment of $10,000 with reinvestment of income dividends

                                    [CHART]

                Institutional         MSCI AC
                International        WLD Ex-US
                 Growth Fund           Index
7/26/02            10,000             10,000
9/02                9,300              9,300
12/02               9,600              9,900
3/03                9,000              9,200
6/03               10,700             11,000
9/03               11,900             12,000
12/03              13,600             14,000


Past performance does not guarantee future results. Total returns shown assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund's investments on December 31, 2003. These holdings are subject to change. Not all stocks in the Fund performed as well, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.



4  Annual Report                                              December 31, 2003

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

------------------------------------------------------- --------
Shares                                                     Value
--------- --------------------------------------------- --------

Common Stocks

Europe--23.2%
Austria--1.2%
   46,700 Erste Bank Der Oester (Banking).............. $  5,766
                                                        --------
Estonia--0.3%
   49,800 Hansabank (Banking)..........................    1,340
                                                        --------
Finland--0.4%
   28,200 Nokian Renkaat Oyj (Automotive)..............    2,128
                                                        --------
France--4.2%
   17,700 Bonduelle (Food products)....................    1,616
  142,000 Christian Dior (Apparel and luxury goods)....    8,632
   81,400 Dassault Systemes (Software).................    3,724
   37,800 Klepierre (Finance)..........................    2,270
   29,200 Mr. Bricolage SA (Home improvement)..........      851
   85,300 *Orpea (Hospital and nursing management).....    1,799
   23,800 Rodriquez Group (Retail trade)...............    1,329
                                                        --------
                                                          20,221
                                                        --------
Germany--4.1%
  114,000 Bayer Motoren Werke (Motor vehicles).........    5,299
   16,300 Puma AG (Consumer non-durables)..............    2,888
   54,200 SAP AG (Software)............................    8,976
   38,450 Stada Arzneimittel AG (Pharmaceuticals)......    2,389
                                                        --------
                                                          19,552
                                                        --------
Greece--1.2%
  191,700 Coca-Cola Hellenic Bottling S.A.
           (Beverages).................................    3,996
   66,300 Folli Follie S.A. (Apparel and
           footwear retailer)..........................    1,866
                                                        --------
                                                           5,862
                                                        --------
Ireland--1.9%
  277,400 Anglo Irish Bank plc (Finance)...............    4,381
  190,500 *Grafton Group (Wholesale distributors)......    1,315
   71,300 *Ryanair Holdings plc--ADR (Airlines)........    3,611
                                                        --------
                                                           9,307
                                                        --------
Italy--1.8%
  262,900 BCA Popolare Di Verona (Banking).............    4,457
  157,400 Merloni Elettrodemestici SpA (Electronics and
           appliances).................................    2,970
   41,300 Pirelli SpA Real Estate (Real estate
           development)................................    1,313
                                                        --------
                                                           8,740
                                                        --------
Netherlands--0.4%
  160,300 *Qiagen N.V. (Medical specialties)...........    1,971
                                                        --------
Spain--1.4%
   54,100 Banco Popular Espanol (Banking)..............    3,235
   63,600 Grupo Ferrovial S.A. (Industrial services)...    2,228
   68,900 Prosegur Compania De Seguridad S.A.
           (Commercial services).......................    1,120
                                                        --------
                                                           6,583
                                                        --------
Sweden--1.2%
   96,000 *Atlas Copco AB (Industial machinery)........    3,443
   83,900 Gunnebo AB (Producer manufacturing)..........    2,094
                                                        --------
                                                           5,537
                                                        --------

----------------------------------------------------- --------
----------------------------------------------------- --------
Shares                                                   Value
--------- ------------------------------------------- --------

Common Stocks--(continued)
Switzerland--5.1%
   13,600 *Actelion (Biotechnology).................. $  1,470
  140,200 Adecco S.A. (Commercial services)..........    9,049
   54,800 *Logitech International S.A. (Electronic
           technology)...............................    2,353
   32,783 *Micronas Semiconductor (Electronic
           technology)...............................    1,402
  141,100 UBS AG (Banking)...........................    9,652
                                                      --------
                                                        23,926
                                                      --------
United Kingdom--17.4%
  333,700 3i Group plc (Venture capital).............    3,706
  271,700 *Acambis plc (Biotechnology)...............    1,489
1,609,900 BG Group plc (Industrial services).........    8,266
  474,400 BHP Billiton plc (Aluminum mining).........    4,149
  701,800 *British Sky Broadcasting Group (Media)....    8,846
   79,700 *Cambridge Antibody Technology (Health
           technology)...............................      672
  630,600 Capita Group plc (Commercial services).....    2,755
  293,800 Cattle's Holdings plc (Finance and leasing)    1,761
  119,200 Enterprise Inns (Consumer services)........    2,165
  199,000 French Connection (Apparel and footwear
           retail)...................................    1,180
  167,000 Galen Holdings (Pharmaceuticals)...........    2,143
  267,000 HBOS plc (Finance).........................    3,470
  554,800 HSBC Holdings--HK Reg (Banking)............    8,743
  191,000 MAN Group plc (Finance)....................    5,003
  490,300 MFI Furniture Group (Home furnishings).....    1,325
  866,100 *Michael Page International (Personnel
           services).................................    2,897
  210,300 *Premier Farnell (Electronics distributors)      884
  230,000 Reckitt Benckiser plc (Household products).    5,205
  544,000 Standard Chartered plc (Banking)...........    9,006
2,032,200 Tesco plc (Food retailer)..................    9,393
                                                      --------
                                                        83,058
                                                      --------
Canada--6.1%
  123,900 *Alimentin Couche-Tard--Class B (Food
           retail)...................................    2,289
   86,500 *Cognos Inc. (Software)....................    2,649
   72,900 *MacDonald Dettwiler & Associates (IT
           Consulting)...............................    1,342
  132,800 Manulife Financial Corp. (Life and health
           insurance)................................    4,297
  106,500 Petro-Canada (Energy minerals).............    5,263
   50,500 *Precision Drilling Corp. (Drilling).......    2,216
   75,500 *Research in Motion Ltd. (Wireless
           telecommunication)........................    5,063
  110,300 *Shoppers Drug Mart Corp. (Retail trade)...    2,557
  143,000 Suncor Energy, Inc. (Energy minerals)......    3,593
                                                      --------
                                                        29,269
                                                      --------
Japan--21.1%
   46,600 Askul Corporation (Retail trade)...........    2,284
  333,000 Calsonic Kansei (Auto components)..........    2,625
  114,800 Canon, Inc. (Office electronics)...........    5,456
   19,700 Cawachi Limited (Retail trade).............    1,312
  337,500 *Chiyoda Corp. (Construction)..............    2,081
  104,100 Fanuc, Ltd. (Machinery)....................    6,274
  648,300 Hino Motors (Trucks, construction and farm
           machinery)................................    4,644

                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  5

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

--------- -------------------------------------------- --------
Shares                                                    Value
--------- -------------------------------------------- --------

Common Stocks--(continued)
Japan--(continued)
   55,100 Hoya Corporation (Electronic technology).... $  5,064
   19,500 Kappa Create Co., Ltd. (Consumer non-
           durables)..................................    1,647
   27,490 Keyence Corporation (Electronic
           technology)................................    5,804
   48,500 Komeri Co., Ltd. (Retail trade).............    1,125
   35,200 Misumi Corp. (Trading companies and
           distributors)..............................    1,564
   20,000 Nakanishi Inc. (Medical specialties)........      864
   20,728 *NEC Electronics Corp. (Semiconductors).....    1,516
  535,700 *Nissan Motor Company, Ltd. (Motor
           vehicles)..................................    6,038
   28,700 Nitori Company Ltd. (Specialty stores)......    1,788
  106,100 Nitto Denko Corporation (Electronic
           technology)................................    5,685
  529,500 Nomura Securities Co. (Finance).............    8,980
   63,000 Oracle Corp. Japan (Software)...............    3,306
      219 *Pasona Inc. (Personnel services)...........    1,463
  147,600 Pioneer Corp. (Household durables)..........    4,115
   45,300 Point Inc. (Apparel and footwear retail)....    1,171
   35,800 Sawai Pharmaceutical Co., Ltd.
           (Pharmaceuticals)..........................    1,250
  117,000 Seiko Epson Corp. (Electronic equipment)....    5,456
  303,900 Sharp Corp. (Electronics)...................    4,808
   39,000 SMC Corporation (Trucks, construction and
           farm machinery)............................    4,856
       14 Sparx Asset Management Co. (Finance)........      175
1,231,000 Sumitomo Trust & Banking Co. (Finance)......    7,345
   26,660 USS Co., Ltd. (Commercial services).........    1,889
                                                       --------
                                                        100,585
                                                       --------

Emerging Asia--10.7%
China--1.3%
3,109,000 *China Life Insurance Co. (Life and health
           insurance).................................    2,543
2,276,300 Huaneng Power International Inc. (Electric
           utilities).................................    3,949
                                                       --------
                                                          6,492
                                                       --------
India--2.8%
   48,300 Dr. Reddy's Laboratories (Pharmaceuticals)..    1,519
  188,500 HDFC Bank, Ltd. (Banking)...................    1,520
  168,700 Housing Development Finance Corp. (Financial
           services)..................................    2,388
   43,307 Infosys Technologies, Ltd. (Consulting and
           software services).........................    5,313
   87,700 ING Vysya Bank, Ltd. (Banking)..............    1,057
   94,800 Mphasis BFL, Ltd. (Information technology)..    1,580
                                                       --------
                                                         13,377
                                                       --------
Indonesia--0.3%
3,133,000 Unilever Indonesia Tbk (Household and
           personal care).............................    1,348
                                                       --------
South Korea--2.2%
   57,300 Kookmin Bank (Banking)......................    2,169
   21,500 Samsung Electronics Co. (Semiconductors)....    8,134
                                                       --------
                                                         10,303
                                                       --------

--------------- ---------------------------------------- --------
Shares                                                      Value
--------------- ---------------------------------------- --------

Common Stocks--(continued)
Taiwan--3.2%
      4,808,448 EVA Airways Corp. (Airlines)............ $  1,959
        684,000 Hon Hai Precision Industry
                 (Computers)............................    2,684
        230,000 *Mediatek Inc. (Semiconductors).........    2,162
      1,298,000 Premier Image Technology (Electronics
                 and appliances)........................    2,177
        826,200 Quanta Computer, Inc. (Computers).......    2,031
      2,256,720 *Taiwan Semiconductor
                 (Semiconductors).......................    4,201
                                                         --------
                                                           15,214
                                                         --------
Thailand--0.9%
        277,100 *Bangkok Bank (Banking).................      805
        469,100 *Bangkok Bank--NVDR (Banking)...........    1,294
      4,624,800 Land & Houses (Household
                 durables)..............................    1,478
      1,110,200 *Tisco Finance (Finance, rental and
                 leasing)...............................      917
                                                         --------
                                                            4,494
                                                         --------

Asia--6.4%
Australia--2.4%
        146,300 Macquarie Bank, Ltd. (Financial
                 services)..............................    3,927
         36,500 Perpetual Trustees Australia (Investment
                 managers)..............................    1,173
        227,800 Sigma Company, Ltd. (Medical
                 distributors)..........................    1,204
        537,700 Toll Holdings, Ltd. (Trucking)..........    3,342
        986,200 *Virgin Blue Holdings, Ltd. (Airlines)..    1,768
                                                         --------
                                                           11,414
                                                         --------
Hong Kong--2.9%
      1,980,000 China Insurance International
                 (Insurance)............................    1,005
      2,887,800 *Convenience Retail, Ltd. (Food
                 retail)................................      836
      1,768,000 *Denway Motors, Ltd. (Motor
                 vehicles)..............................    1,881
        876,000 Esprit Holdings, Ltd. (Apparel, footwear
                 and retail)............................    2,926
      2,610,500 Li & Fung (Distribution services).......    4,480
        971,500 Techtronic Industries Co. (Consumer
                 durables)..............................    2,710
                                                         --------
                                                           13,838
                                                         --------
Singapore--1.1%
      1,065,000 Hyflux, Ltd. (Water utilities)..........      998
      1,449,000 Osim International, Ltd. (Consumer
                 sundries)..............................    1,005
      1,628,000 Unisteel Technology, Ltd. (Electronic
                 components)............................    1,217
        177,000 Venture Corporation, Ltd. (Electronic
                 components)............................    2,086
                                                         --------
                                                            5,306
                                                         --------

                See accompanying Notes to Financial Statements.

6  Annual Report                                              December 31, 2003

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003 (all dollar amounts in thousands)

---------------------------------------------------- --------
Shares                                                  Value
---------------------------------------------------- --------

Common Stocks--(continued)

Latin America--2.6%
Brazil--0.1%
     110,300 Confeccoes Guararapes S.A.--ON
              (Apparel retailer).................... $    389
                                                     --------
Chile--0.4%
     964,800 S.A.C.I. Falabella (Department stores).    1,708
                                                     --------
Mexico--2.1%
   2,102,100 America Movil S.A. (Communications)....    2,891
     324,400 *Consorcio Ara S.A. (Homebuilding).....      806
     184,400 *Corporacion Geo S.A. (Real estate
              development)..........................      939
   2,420,600 *Grupo Financiero BBVA Bancomer
              (Finance).............................    2,067
   1,283,900 Walmart de Mexico (Retail trade).......    3,432
                                                     --------
                                                       10,135
                                                     --------
Emerging Europe, Mid-East, Africa--3.7%
Egypt--0.7%
     166,800 Orascom Contructions Industry
              (Construction)........................    1,954
     225,000 *Orascom Telecommunication Holdings
              GDR (Telecommunications)..............    1,301
                                                     --------
                                                        3,255
                                                     --------
Israel--0.7%
      62,000 Teva Pharmaceutical Inds.--ADR
              (Pharmaceuticals).....................    3,516
                                                     --------
Poland--0.4%
      69,900 Bank Pekao S.A. (Banking)..............    2,024
                                                     --------
South Africa--1.4%
     108,400 Edgars Consolidated Stores (Apparel,
              footwear and retail)..................    2,062
     717,800 *MTN Group Ltd. (Telecommunication
              services).............................    3,058
   2,236,300 Network Healthcare Holdings (Health
              services).............................    1,687
                                                     --------
                                                        6,807
                                                     --------
Turkey--0.5%
  83,652,077 *Enka Insaat (Industrial conglomerates)    2,169
                                                     --------
Total Common Stock -- 91.2%
 (cost $342,523)...................................   435,634
                                                     --------
Preferred Stock
Brazil--1.5%
  12,990,000 Companhia De Bebedas Das Americas
              (Beverages)...........................    3,323
     121,170 Confeccoes Guararapes S.A.--PN
              (Apparel retailer)....................      440
     150,060 Geradau S.A. (Steel)...................    3,169
                                                     --------
Total Preferred Stock--1.5%
(cost $4,407).......................................    6,932
                                                     --------

----------
* Non-income producing securities
ADR = American Depository Receipt
GDR = Global Depository Receipt

--------------------------------------------------- --------
Shares or Principal Amount                             Value
--------------------------------------------------- --------

Common Stocks--(continued)

Short-Term Investments
20,052,782 William Blair Ready Reserves Fund....... $ 20,053
    13,718 American Express Demand Note, VRN 0.985%
            due 1/2/04.............................   13,718
                                                    --------
Total Short-Term Investments--7.1%
 (cost $33,771)...................................    33,771
                                                    --------
Total Investments--99.8%
 (cost $380,701)..................................   476,337
Cash and other assets, less liabilities--0.2%......    1,174
                                                    --------
Net assets--100.0%................................. $477,511
                                                    ========


                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  7

--------------------------------------------------------------------------------
Institutional International Growth Fund
--------------------------------------------------------------------------------

Portfolio of Investments, December 31, 2003


At December 31, 2003, the Fund's Portfolio of Investments includes the following industry categories:

                       Financials................  24.4%
                       Consumer Discretionary....  19.7%
                       Information Technology....  17.6%
                       Industrials and Services..  13.6%
                       Consumer Staples..........   8.6%
                       Healthcare................   5.0%
                       Energy....................   4.4%
                       Materials.................   2.9%
                       Telecommunication Services   2.8%
                       Utilities.................   1.0%
                                                  ------
                                                  100.0%
                                                  ======

At December 31, 2003, the Fund's Portfolio of Investments includes the following currency categories:

                         Japanese Yen..........  22.7%
                         Euro..................  17.6%
                         British Pound Sterling  16.8%
                         Canadian Dollar.......   6.6%
                         Hong Kong Dollar......   6.6%
                         Swiss Franc...........   5.4%
                         Taiwan Dollar.........   3.4%
                         Indian Rupee..........   3.0%
                         Australian Dollar.....   2.6%
                         Mexico Nuevo Peso.....   2.3%
                         South Korean Won......   2.3%
                         United States Dollar..   1.9%
                         Brazilian Real........   1.7%
                         South African Rand....   1.5%
                         Swedish Krona.........   1.3%
                         Singapore Dollar......   1.2%
                         All other currencies..   3.1%
                                                ------
                                                100.0%
                                                ======


                See accompanying Notes to Financial Statements.

8  Annual Report                                              December 31, 2003

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 2003 (all dollar amounts in thousands)

Institutional International Growth Fund

Assets
Investments in securities, at cost.................................. $   360,648
Investments in Affiliated Fund, at cost.............................      20,053
                                                                     -----------

Investments in securities, at value................................. $   456,284
Investments in Affiliated Fund, at value............................      20,053
Foreign currency, at value (cost $127)..............................         127
Receivable for fund shares sold.....................................       1,493
Receivable for investment securities sold...........................          33
Receivable from Advisor.............................................          29
Dividends and interest receivable...................................         285
                                                                     -----------
       Total assets.................................................     478,304
Liabilities
Payable for investment securities purchased.........................          32
Payable for fund shares redeemed....................................         300
Management fee payable..............................................         396
Other accrued expenses..............................................          65
                                                                     -----------
       Total liabilities............................................         793
                                                                     -----------
        Net Assets.................................................. $   477,511
                                                                     ===========
Capital
Composition of Net Assets:
  Par value of shares of beneficial interest........................ $        35
  Capital paid in excess of par value...............................     385,770
  Undistributed net investment income (loss)........................      (1,627)
  Accumulated net realized loss.....................................      (2,312)
  Net unrealized appreciation of investments and foreign currencies.      95,645
                                                                     -----------
        Net Assets.................................................. $   477,511
                                                                     ===========

  Net Assets........................................................ $   477,511
  Shares Outstanding................................................  35,098,966
  Net Asset Value Per Share......................................... $     13.60


                See accompanying Notes to Financial Statements.

December 31, 2003                                        William Blair Funds  9

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

for the Year Ended December 31, 2003 (all dollar amounts in thousands)


Institutional International Growth Fund

Investment income
  Dividends.................................................................................................... $ 3,812
  Less foreign tax withheld....................................................................................    (384)
  Interest.....................................................................................................      28
                                                                                                                -------
    Total income...............................................................................................   3,456
Expenses
  Investment advisory fees.....................................................................................   2,304
  Custodian fees...............................................................................................     308
  Professional fees............................................................................................      47
  Transfer agent fees..........................................................................................      23
  Registration fees............................................................................................      12
  Other expenses...............................................................................................      46
                                                                                                                -------
    Total expenses before waiver...............................................................................   2,740
    Less expenses waived and absorbed by the Advisor...........................................................    (145)
                                                                                                                -------
    Net expenses...............................................................................................   2,595
                                                                                                                -------
    Net investment income......................................................................................     861
Net realized and unrealized loss on investments, foreign currency transactions and other assets and liabilities
    Net realized gain on investments...........................................................................   2,910
    Net realized loss on foreign currency transactions and other assets and liabilities........................  (1,741)
                                                                                                                -------
  Total net realized gain......................................................................................   1,169
Change in net unrealized appreciation on investments and other assets and liabilities..........................  94,217
                                                                                                                -------
Net increase in net assets resulting from operations........................................................... $96,247
                                                                                                                =======

                See accompanying Notes to Financial Statements.

10  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

for the Fiscal Periods Ended December 31, 2003 and December 31, 2002 (all amounts in thousands)

Institutional International Growth Fund

                                                                                                                     2003
-                                                                                                               --------
Operations
  Net investment income (loss)................................................................................. $    861
  Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities......    1,169
  Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other
   assets and liabilities......................................................................................   94,217
                                                                                                                --------
    Net increase (decrease) in net assets resulting from operations............................................   96,247
Distributions to shareholders from
  Net investment income........................................................................................   (1,120)
  Net realized gain............................................................................................       --
                                                                                                                --------
                                                                                                                  (1,120)
Capital stock transactions
  Net proceeds from sale of shares.............................................................................  247,919
  Shares issued in reinvestment of income dividends and capital gain distributions.............................    1,069
  Less cost of shares redeemed.................................................................................  (16,452)
                                                                                                                --------
    Net increase (decrease) in net assets resulting from capital stock transactions............................  232,536
                                                                                                                --------
  Increase (decrease) in net assets............................................................................  327,663
Net assets
  Beginning of the period......................................................................................  149,848
                                                                                                                --------
  End of the period............................................................................................ $477,511
                                                                                                                ========
Undistributed net investment income (loss) at the end of the period............................................ $ (1,627)
                                                                                                                ========
Capital stock transactions
  Shares sold..................................................................................................   20,772
  Shares issued in reinvestment of income dividends and capital gain distributions.............................       82
  Less shares redeemed.........................................................................................   (1,412)
                                                                                                                --------
Change from capital stock transactions.........................................................................   19,442
                                                                                                                ========

                                                                                                                 2002 (a)
-                                                                                                               --------
Operations
  Net investment income (loss)................................................................................. $    (21)
  Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities......   (4,795)
  Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other
   assets and liabilities......................................................................................    1,428
                                                                                                                --------
    Net increase (decrease) in net assets resulting from operations............................................   (3,388)
Distributions to shareholders from
  Net investment income........................................................................................      (32)
  Net realized gain............................................................................................       --
                                                                                                                --------
                                                                                                                     (32)
Capital stock transactions
  Net proceeds from sale of shares.............................................................................  153,637
  Shares issued in reinvestment of income dividends and capital gain distributions.............................       31
  Less cost of shares redeemed.................................................................................     (400)
                                                                                                                --------
    Net increase (decrease) in net assets resulting from capital stock transactions............................  153,268
                                                                                                                --------
  Increase (decrease) in net assets............................................................................  149,848
Net assets
  Beginning of the period......................................................................................       --
                                                                                                                --------
  End of the period............................................................................................ $149,848
                                                                                                                ========
Undistributed net investment income (loss) at the end of the period............................................ $   (105)
                                                                                                                ========
Capital stock transactions
  Shares sold..................................................................................................   15,695
  Shares issued in reinvestment of income dividends and capital gain distributions.............................        3
  Less shares redeemed.........................................................................................      (41)
                                                                                                                --------
Change from capital stock transactions.........................................................................   15,657
                                                                                                                ========

----------
(a)For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002

                See accompanying Notes to Financial Statements.

December 31, 2003                                       William Blair Funds  11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the "Fund") is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently consists of the following ten portfolios (the "Portfolios"), each with its own investment objectives and policies.

            Equity Portfolios    International Portfolios
            -----------------    ------------------------
            Growth               International Growth
            Tax-Managed Growth   Institutional International Growth
            Large Cap Growth     Fixed Income Portfolio
                                 ----------------------
            Small Cap Growth     Income
            Small-Mid Cap Growth Money Market Portfolio
                                 ----------------------
            Value Discovery      Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity....... Long-term capital appreciation.
International Long-term capital appreciation.
Fixed Income. High level of current income with relative stability of principal.
Money Market. Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund (the "Portfolio") is the only Portfolio covered in this report.

(b) Investment Valuation

The market value of domestic equity securities is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

From January 1, 2003 until November 24, 2003, the value of foreign securities was determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there had been no sale on the date of valuation, at the latest bid price. The Board of Trustees approved amendments to the Trust's valuation procedures in October 2003 relating to the manner in which the Funds' foreign securities are valued. This change was implemented November 24, 2003. To reflect this change, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price.

Investments in other funds are valued at the underlying fund's net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees. As of December 31, 2003, there were securities held in the Institutional International Growth Portfolio requiring fair valuation by the Board of Trustees. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(c) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

12   William Blair Funds                                      December 31, 2003

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The Portfolio utilizes the straight-line method of amortization of premiums and discounts for short-term securities (maturities less than one year) and the effective interest method for long-term securities (maturities greater than one year).

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio's net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolio may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2003, the following reclassifications were recorded (in thousands):

                                                              Accumulated
                                                            Undistributed        Capital
                                          Undistributed Net  Net Realized Paid In Excess
Portfolio                          Investment Income/(Loss)  Gain/ (Loss)   of Par Value
---------                          ------------------------ -------------   ------------
Institutional International Growth         $(1,263)            $1,263          $--

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 was as follows (in thousands):

                                   Distributions Paid In 2003 Distributions Paid In 2002
-                                  -------------------------- --------------------------
                                   Ordinary       Long-Term   Ordinary       Long-Term
Portfolio                            Income   Capital Gains     Income   Capital Gains
---------                            ------   -------------     ------   -------------
Institutional International Growth  $1,120         $--          $32           $--

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows (in thousands):

                                                                                       Net
                                   Undistributed  Accumulated Undistributed     Unrealized
                                        Ordinary  Capital and     Long-Term Appreciation /
Portfolio                                 Income Other Losses          Gain (Depreciation)
---------                                 ------ ------------          ---- --------------
Institutional International Growth          $605    $2,901              $--    $94,002

(e) Foreign Currency Translation and Foreign Currency Forward Contracts

The Institutional International Growth Portfolio may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. This Portfolio may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(f) Income Taxes

The Portfolio intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements

December 31, 2003                                       William Blair Funds  13
since the Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Institutional International Growth Portfolio has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. In accordance with this election, the Portfolio recognized net unrealized appreciation (depreciation) of $1,229 (in thousands) in 2003 and $209 in 2002, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolio also treats the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2003, were as follows (in thousands):

                                                                                    Net
                                                      Gross        Gross     Unrealized
                                       Cost of   Unrealized   Unrealized Appreciation /
Portfolio                          Investments Appreciation Depreciation (Depreciation)
---------                          ----------- ------------ ------------ --------------
Institutional International Growth  $382,343     $96,850       $2,848       $94,002

At December 31, 2003, the Portfolio had unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio                          2004 2005 2006 2007 2008 2009   2010 2011  Total
---------                          ---- ---- ---- ---- ---- ---- ------ ---- ------
Institutional International Growth $--  $--  $--  $--  $--  $--  $2,107 $--  $2,107

For the period November 1, 2003 through December 31, 2003, the Portfolio incurred net realized capital or foreign currency losses. The Portfolio intends to treat this loss as having occurred in fiscal year 2004 for Federal income tax purposes (in thousands):

                                                 Capital Currency
              Portfolio                             Loss     Loss
              ---------                             ----     ----
              Institutional International Growth   $--     $794

(g) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Portfolio has a management agreement with William Blair & Company L.L.C. (the "Company") for investment advisory, administrative, and other accounting services. The Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

                    Institutional International Growth
                     First $500 million............... 1.00%
                     Next $500 million................ 0.95%
                     In excess of $1 billion.......... 0.90%

The Portfolio has also entered into Expense Limitation Agreements with the Company. Under terms of this Agreement, the Company has voluntarily agreed to waive its advisory fees and absorb other operating expenses through April 30, 2004, if total expenses of the Portfolio exceeds 1.10% of average daily net assets.

For a period of five years subsequent to the Commencement of Operations of the Fund, the Company is entitled to reimbursement from the Institutional International Growth Portfolio for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolio during the period the agreement is in effect, will not fall below the percentages indicated.

14  Annual Report                                             December 31, 2003

For the year ended December 31, 2003, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

                                                                        Expenses
                                                                    Recovered or
                                          Gross    Fee          Net   (Absorbed)
Portfolio                          Advisory Fee Waiver Advisory Fee   by Advisor
---------                          ------------ ------ ------------   ----------
Institutional International Growth    $2,304     $145     $2,159        $--

(b) Trustees Fees

The Portfolios incurred fees of $6 (in thousands) to non-affiliated trustees of the Fund for the period ended December 31, 2003. Affiliated trustees are not compensated.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio ("Ready Reserves"), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended December 31, 2003 is listed below. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio's statement of operations. Amounts relating to the Portfolio's investments in Ready Reserves were as follows for the year ended December 31, 2003 (in thousands):

                                                                              Percent
                                                Sales   Fees Dividend          of Net
Portfolio                          Purchases Proceeds Waived   Income   Value  Assets
---------                          --------- -------- ------ -------- ------- -------
Institutional International Growth $179,204  $170,631  $57     $66    $20,053   4.2%

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2003 were as follows (in thousands):

             Portfolio                          Purchases    Sales
             ---------                          --------- --------
             Institutional International Growth $349,289  $126,804

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Institutional International Growth Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at December 31, 2003.

December 31, 2003                                       William Blair Funds  15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Institutional International Growth Fund

                                                                               Periods Ended
                                                                   ------------------------
                                                                   12/31/2003 12/31/2002 (a)
                                                                   ---------- --------------
Net asset value, beginning of period..............................  $ 9.567      $10.000
Income from investment operations:
  Net investment income...........................................    0.073           --
  Net realized and unrealized loss on investments.................    3.993       (0.430)
                                                                    -------      -------
Total from investment operations..................................    4.066       (0.430)
Less distributions from:
  Net investment income...........................................    0.033        0.003
  Net realized gain...............................................       --           --
                                                                    -------      -------
Total distributions...............................................    0.033        0.003
                                                                    -------      -------
Net asset value, end of period....................................  $13.600      $ 9.567
                                                                    =======      =======
Total return (%)..................................................    42.47        (4.27)
Ratios to average daily net assets (%):
  Expenses, net of waivers and reimbursements.....................     1.10         1.10
  Expenses, before waivers and reimbursements.....................     1.16         1.29
  Net investment income (loss), net of waivers and reimbursements.     0.37        (0.05)
  Net investment income (loss), before waivers and reimbursements.     0.31        (0.24)

                                              -------------------------
                                                          Periods Ended
                                              -------------------------
                                              12/31/2003 12/31/2002 (a)
                                              ---------- --------------
Supplemental data:
  Net assets at end of period (in thousands).  $477,511     $149,848
  Portfolio turnover rate (%)................        56           59

----------
(a)For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.

16  Annual Report                                             December 31, 2003

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
William Blair Institutional International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of William Blair Institutional International Growth Fund (the "Fund") as of December 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of William Blair Institutional International Growth Fund at December 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP


Chicago, Illinois
February 9, 2004

December 31, 2003                                       William Blair Funds  17

Trustees and Officers. The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

                                                                         Number of
                                                                        Portfolios
                                       Term of                             in Fund
                       Position(s)  Office and                Principal    Complex
                         Held with   Length of            Occupation(s)   Overseen                     Other Directorships
Name and Age                  Fund Time Served      During Past 5 Years by Trustee                 Held by Trustee/Officer
------------           ----------- ----------- ------------------------ ---------- ---------------------------------------
Interested Trustees
Conrad Fischer, 69*    Chairman    Since 1987  Principal, William Blair    10      Trustee Emeritus, Chicago Child Care
                       of the                  & Company, L.L.C.;                  Society, a non-profit organization, and
                       Board of                Partner, APM Limited                Partner, APM Limited Partnership
                       Trustees                Partnership

Michelle Seitz         Trustee     Since 2002  Principal, William Blair    10      N/A
 Musolino, 38*         and                     & Company, L.L.C.
                       Senior      Since 1999
                       Vice
                       President
Non-Interested Trustees

J. Grant Beadle, 71    Trustee     Since 1997  Retired Chairman and        10      Batts Group and Oliver Products
                                               Chief Executive Officer,            Company, Retired Associate Director,
                                               Union Special                       Northwestern University Institute for
                                               Corporation, industrial             The Learning Sciences.
                                               sewing machine
                                               manufacturer

Theodore A. Bosler, 69 Trustee     Since 1997  Retired Principal and       10      Crystal Lake Watershed Fund, Desert
                                               Vice President, Lincoln             Foothills Land Trust and Institute of
                                               Capital Management                  Chartered Financial Analysts.

Ann P. McDermott, 64   Trustee     Since 1996  N/A                         10      Junior League of Chicago,
                                                                                   Northwestern University, Women's
                                                                                   Board; Ravinia Festival Women's
                                                                                   Board; Rush Presbyterian St. Luke's
                                                                                   Medical Center, Women's Board;
                                                                                   University of Chicago, Women's
                                                                                   Board; Visiting Nurses Association,
                                                                                   Honorary Director

John B. Schwemm, 69    Trustee     Since 1990  Retired Chairman and        10      USG Corp., and Walgreen Co.
                                               Chief Executive Officer,
                                               R.R. Donnelley & Sons
                                               Company

Donald L. Seeley, 59   Trustee     Since 2003  Director, Applied           10      Beverly Enterprises, Inc., provider of
                                               Investment Management               eldercare and rehabilitative services;
                                               Program, University of              Modem Media, Inc., interactive
                                               Arizona Department of               services company
                                               Finance, Formerly Vice
                                               Chairman and Chief
                                               Financial Officer, True
                                               North Communications,
                                               Inc., marketing
                                               communications and
                                               advertising firm

Robert E. Wood II, 65  Trustee     Since 1999  Retired Executive           10      Chairman, Add-Vision, Inc. and
                                               Vice President, Morgan              Micro-Combustion, LLC
                                               Stanley Dean Witter
Officers

Marco Hanig, 45        President   Since 1999  Principal, William Blair    N/A     N/A
                                               & Company, L.L.C.;
                                               former Senior Vice
                                               President, First Chicago
                                               NBD

18  Annual Report                                             December 31, 2003

                                                                           Number of
                                                                          Portfolios
                                         Term of                             in Fund
                         Position(s)  Office and                Principal    Complex
                           Held with   Length of            Occupation(s)   Overseen             Other Directorships
Name and Age                    Fund Time Served      During Past 5 Years by Trustee         Held by Trustee/Officer
------------             ----------- ----------- ------------------------ ---------- -------------------------------

Michael P. Balkin, 44    Senior      Since 2000  Principal, William Blair    N/A     Exceed Corp.
                         Vice                    & Company, L.L.C.
                         President

Rocky Barber, 52         Senior      Since 2001  Principal, William Blair    N/A     YMCA of Metropolitan Chicago
                         Vice                    & Company, L.L.C.
                         President

                         Chief       1999-2001
                         Executive
                         Officer

Karl W. Brewer, 37       Senior      Since 2000  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Harvey H. Bundy, III, 59 Senior      Since 2003  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Mark A. Fuller, III, 46  Senior      Since 1993  Principal, William Blair    N/A     Partner, Fulsen Howney Partners
                         Vice                    & Company, L.L.C.
                         President

W. George Greig, 51      Senior      Since 1996  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Portfolio
                                                 Manager, Provident
                                                 Capital Management;
                                                 Manager, Akamai,
                                                 partnership affiliated
                                                 with Framlington
                                                 Investment Management
                                                 Limited

John F. Jostrand, 49     Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Robert C. Lanphier, 47   Senior      Since 2003  Principal, William Blair    N/A     Chairman, AG. Med, Inc.
                         Vice                    & Company, L.L.C.
                         President

Gregory J. Pusinelli, 45 Senior      Since 1999  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Principal and
                                                 Vice President, Stein
                                                 Roe & Farnham
                                                 Incorporated

Norbert W. Truderung, 51 Senior      Since 1992  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.
                         President

Jeffrey A. Urbina, 48    Senior      Since 1998  Principal, William Blair    N/A     N/A
                         Vice                    & Company, L.L.C.;
                         President               former Director of
                                                 Emerging Market
                                                 Research and Portfolio
                                                 Manager, Van Kampen
                                                 American Capital

December 31, 2003                                       William Blair Funds  19

                                                                             Number of
                                                                            Portfolios
                                           Term of                             in Fund
                           Position(s)  Office and                Principal    Complex
                             Held with   Length of            Occupation(s)   Overseen     Other Directorships
Name and Age                      Fund Time Served      During Past 5 Years by Trustee Held by Trustee/Officer
------------               ----------- ----------- ------------------------ ---------- -----------------------

Michael A. Jancosek, 44    Vice        Since 2000  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.;
                                                   former Vice President,
                                                   First Chicago NBD

James S. Kaplan, 43        Vice        Since 1995  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

David S. Mitchell, 43      Vice        Since 2003  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Capucine E. Price, 39      Vice        Since 2003  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.

Terence M. Sullivan, 59    Vice        Since 1997  Associate, William Blair    N/A     N/A
                           President               & Company, L.L.C.
                           and
                           Treasurer

Christopher T. Vincent, 47 Vice        Since 2002  Associate, William Blair    N/A     Uhlich Children's Home
                           President               & Company, L.L.C.;
                                                   former Managing
                                                   Director/Senior
                                                   Portfolio Manager,
                                                   Zurich Scudder
                                                   Investments

Colette M. Garavalia, 42   Secretary   Since 2000  Associate, William Blair    N/A     N/A
                                                   & Company, L.L.C.;
                                                   former Assistant Vice
                                                   President, Scudder
                                                   Kemper Investments

----------
* Mr. Fischer and Ms. Musolino are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds' investment advisor and principal underwriter.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

20  Annual Report                                             December 31, 2003

--------------------------------------------------------------------------------
BOARD OF TRUSTEES
--------------------------------------------------------------------------------
Conrad Fischer, Chairman
Principal, William Blair & Company, L.L.C.

J. Grant Beadle
Retired Chairman and CEO, Union Special Corporation

Theodore A. Bosler
Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott
Director and Trustee
Profit and not-for-profit organizations

Donald L. Seeley
Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm
Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle Seitz Musolino
Principal, William Blair & Company, L.L.C., Senior Vice President, William
 Blair Funds

Robert E. Wood II
Retired Executive Vice President, Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
Marco Hanig, President
Michael P. Balkin, Senior Vice President
Rocky Barber, Senior Vice President
Karl W. Brewer, Senior Vice President
Harvey H. Bundy III, Senior Vice President
Mark A. Fuller, III, Senior Vice President
W. George Greig, Senior Vice President
John F. Jostrand, Senior Vice President
Robert C. Lanphier, Senior Vice President
Gregory J. Pusinelli, Senior Vice President
Norbert W. Truderung, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Michael A. Jancosek, Vice President
James S. Kaplan, Vice President
David S. Mitchell, Vice President
Capucine E. Price, Vice President
Terence M. Sullivan, Vice President and Treasurer
Christopher T. Vincent, Vice President
Colette M. Garavalia, Secretary

Investment Advisor
William Blair & Company, L.L.C.

Legal Counsel
Vedder, Price, Kaufman & Kammholz, P.C.

Independent Auditors
Ernst & Young LLP

Transfer Agent
State Street Bank and Trust Company
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

                                           Date of First Use February, 2004  21

[Logo Appears Here]

WILLIAM BLAIR FUNDS

                                         Institutional International Growth Fund

222 West Adams Street . Chicago, Illinois 60606 . 800.742.7272 . www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

Item 2. As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant's website: www.williamblairfunds.com.

Item 3. The Registrant's Board of Trustees has determined that the Registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant's audit committee financial expert, is "independent" for purposes of
Item 3 to Form N-CSR.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services

Audit Fees
For the fiscal years ended December 31, 2002 and 2003, Ernst & Young, LLP, the Registrant's principal accountant ("E&Y), billed the Registrant $155,000 and $167,500, respectively, for professional services rendered for the audit of the Registrant's annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees
For the fiscal years ended December 31, 2002 and 2003, E&Y billed the Registrant $0 and $ 27,600, respectively for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and that are not reported above such as Reviewing prospectus and SEC filings.

For engagements that William Blair & Company L.L.C, the Registrant's investment adviser ("William Blair") or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no audit-related services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant's operations and financial reporting.

Tax Fees
For the fiscal years ended December 31, 2002 and 2003, E&Y billed the Registrant $58,300 and $41,600, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee pre-approved all tax services that E&Y provided to the Registrant.

For engagements that William Blair or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no tax services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant's operations and financial reporting.

All Other Fees
For the fiscal years ended December 31, 2002 and 2003, E&Y did not bill the Registrant for products and services other than the services reported above. For engagements that William Blair or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant's operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures
Pursuant to Registrant's Audit Committee Charter (the "Charter"), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Any member of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant's investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Any member of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees
For the fiscal years ended December 31, 2002 and 2003, E&Y billed the Registrant $58,300 and $69,200, respectively, in non-audit fees. For the same periods, E&Y billed William Blair and its control affiliates $0 and $21,000, respectively, in non-audit fees. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y's independence.

Item 5.   Audit Committee of Listed Registrants
Not Applicable to this Registrant, insofar as the Registrant is not a listed company


Item 6.   Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8. Purchase of Equity Securities by Closed end Management Investment Companies and Affiliated Purchasers.
Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.  Controls and Procedures

(a) The Registrant's principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b)1/c under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10. Exhibits

10.(a) Code of Ethics
Not applicable to this Registrant, insofar as the Registrant has satisfied the
Item 2 requirements by posting the Registrant's Code of Ethics to its Web site.

10.(a)(2)(1)                  Certification of Principal Executive Officer
                              Required by Rule 30a 2(a) of the Investment
                              Company Act

10.(a)(2)(2)                  Certification of Principal Financial Officer
                              Required by Rule 30a 2(a) of the Investment
                              Company Act

10.(b) Certification of Chief Executive Officer and Chief Financial Officer Certification Required by Rule 30a-2(b) of the Investment Company Act

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILLIAM BLAIR FUNDS


        /s/ Marco Hanig
        -----------------------------
By:     Marco Hanig
        President

Date    February 27, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        /s/ Marco Hanig
        -----------------------------
By:     Marco Hanig

Date:   February 27, 2004


        /s/ Terence M. Sullivan
        -----------------------------
By:     Terence M. Sullivan

Date:   February 27, 2004